UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-7742

Exact name of registrant as specified in charter:
Voyageur Mutual Funds

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant's telephone number, including area code: (800) 523-1918

Date of fiscal year end: August 31

Date of reporting period: August 31, 2006

Item 1. Reports to Stockholders


The Registrant's shareholder reports are combined with the shareholder reports of other investment company registrants. This Form N-CSR pertains to the DELAWARE MINNESOTA HIGH-YIELD MUNICIPAL BOND FUND, DELAWARE NATIONAL HIGH-YIELD MUNICIPAL BOND FUND, DELAWARE TAX-FREE CALIFORNIA FUND, DELWARE TAX-FREE IDAHO FUND, DELWARE TAX-FREE NEW YORK FUND of the Registrant, information on which is included in the following shareholder reports


Annual Report                                     Delaware Tax-Free Florida
                                                  Insured Fund

                                                  Delaware Tax-Free New York
                                                  Fund

                                                  August 31, 2006










                                                  Fixed income mutual funds






[DELAWARE INVESTMENTS LOGO]                       [LOGO] POWERED BY RESEARCH(R)

Table of contents

> Portfolio management review .................................................1

> Performance summaries .......................................................6

> Disclosure of Fund expenses ................................................10

> Sector allocation and credit rating breakdown ..............................11

> Statements of net assets ...................................................13

> Statements of assets and liabilities .......................................18

> Statements of operations ...................................................19

> Statements of changes in net assets ........................................20

> Financial highlights .......................................................21

> Notes to financial statements ..............................................27

> Report of independent registered public accounting firm ....................33

> Other Fund information .....................................................34

> Board of trustees/directors and officers addendum ..........................36

> About the organization .....................................................38










    Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

    Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2006 Delaware Distributors, L.P.

Portfolio management review


Delaware Tax-Free Florida Insured / Tax-Free New York Funds

August 31, 2006


Joe Baxter

Robert Collins

Portfolio co-managers

The managers of Delaware Tax-Free Florida Insured Fund and Delaware Tax-Free New York Fund provided the answers to the questions below as a review of the Funds' activities for the fiscal year ended August 31, 2006.

Q: What was the investment environment for the Delaware Investments municipal bond mutual funds during the fiscal year ended August 31, 2006?

A: Higher gasoline prices, rising short-term interest rates, and ongoing uneasiness about changes in the housing market generally caused concerns in the capital markets and weighed on many investors' outlook for the U.S. economy during our fiscal year. However, the U.S. economy continued its expansion throughout the year, recovering somewhat from a period of slower growth that occurred just after the August and September 2005 hurricanes. Property and casualty insurers held steady, providing a solid source of capital for the tax-exempt debt arena as the year progressed. To summarize, we generally viewed the national-level municipal bond market to be sound over the fiscal year, despite challenges.

During most of the fiscal year, the U.S. Federal Reserve (Fed) continued to raise interest rates. After gradually moving the target for the Fed fund rates from 3.50% to 5.25%, the Fed finally paused a long string of increases at its August 2006 meeting. A key tool in the Fed's monetary policy, the Fed funds rate reflects the percentage of interest that banks charge to lend money to each other overnight. Through the rate increases, the Fed endeavored to moderate the pace of economic activity and head off inflation.

Earlier in 2006, the interest rate environment was such that the Treasury yield curve began to flatten, which means that the difference between short- and long-term bond yields grew smaller across the spectrum of maturities. This "flattening" was generally present throughout the second half of the fiscal year. In this type of environment, bonds with intermediate maturities - those in the three- to seven-year range - tend to underperform.

Low interest rates provided many issuers with refinancing opportunities early in the fiscal year, but new bond issuances dropped off significantly beginning in 2006 because more and more municipal bond issuers had already taken the opportunity to refinance bonds. For instance, through August, the pace of new issuances year-to-date had retreated 15% versus the same period one year earlier (source: Thomson Financial).

Comparing tax-exempt and taxable holdings, municipal bond yields began the fiscal year at nearly the same level as Treasuries (98%). By period end, however, that gap had widened to 87%, which reflected the greater decline in the value of Treasury bonds versus their municipal peers (source: Thomson Financial).

Q: What other market-related events influenced performance of the funds?

A: Credit quality among bond issuers remained strong or improved during the fiscal year, generally contributing to demand for lower-rated securities.

In the fiscal period's later stages, we saw more bonds coming to market that we believed to be of increased risk. Also of note, non-traditional buyers (those more interested in the relative valuation of the asset class than the tax-advantaged status of municipal bonds) continued to make their presence felt. These changes influenced trading patterns in the market and presented a new challenge to both mutual fund managers and individual investors.

Q: How did the Funds perform relative to their benchmark indices and peer groups?

A: Delaware Tax-Free Florida Insured Fund returned 2.78% at net asset value and -1.81% at maximum offer price (both figures represent Class A shares with distributions reinvested) for the fiscal year ended August 31, 2006. The Fund's performance benchmark, the Lehman Brothers Municipal Bond Index, returned 3.03%. The Fund's peer group, as measured by the Lipper Insured

Portfolio management review


Delaware Tax-Free Florida Insured / Tax-Free New York Funds


Municipal Debt Funds Average, returned 2.14% (source: Lipper). For the complete, annualized performance of Delaware Tax-Free Florida Insured Fund, please see the table on page 6.

Delaware Tax-Free New York Fund returned 2.90% at net asset value and -1.70% at maximum offer price (both figures represent Class A shares with distributions reinvested) for the fiscal year ended August 31, 2006. The Fund's performance benchmark, the Lehman Brothers Municipal Bond Index, returned 3.03%. The Fund's peer group, as measured by the Lipper New York Municipal Debt Funds Average, returned 2.65% (source: Lipper). For the complete, annualized performance of Delaware Tax-Free New York Fund, please see the table on page 8.

Q: How did the market environment affect your approach to municipal bond investing at large?

A: In the current interest rate environment, our approach to municipal bond markets at times dictated that we retain current holdings and ultimately our strategy resulted in limited transactions. During much of the year, we preferred to seek our objective by holding legacy bonds - securities purchased in prior fiscal periods - and depending on the attractive bond yields that already existed within our portfolio of investments.

Generally speaking, it became increasingly difficult in the prevailing interest rate environment to identify bonds in the market that were more attractive than the holdings in our portfolio. Frequently during the year, we opted to focus our resources on monitoring the credit of legacy bonds.

Overall, we followed our bottom-up investment style, which is based on security-by-security analysis and a free exchange of information among the various members of a deep team that includes portfolio managers, credit analysts, and traders.

Q: What local factors may have influenced the municipal bond markets in Florida and New York?

A: Municipal bond issuance nationally declined by -14.6% during the 12-month period ended June 30, 2006, due in large part to rising interest rates. By comparison, the rate for Florida over that period climbed 30.6% to a total of $13.7 billion. The Florida Citizens Property Insurance Corporation and Florida Hurricane Catastrophe Fund helped Florida displace New York as the nation's third-largest bond issuer during that time period. Municipal bond issuance in New York decreased 32.7% during the same period to $13.5 billion, but New York remained the fourth largest issuer of the states in 2006 (source: The Bond Buyer).

Despite a crippling hurricane season in 2005 and Florida's reliance on tourism, the state's economy has continued to grow. Job growth remained robust (source:
Nelson A. Rockefeller State Revenue Report #64). Through July 2006, the state's 3.3% unemployment rate remained low when compared to the national unemployment rate of 4.8% (source: U.S. Department of Labor). High population growth has given strength to the state's economy but has also put pressure on government services for education, corrections, transportation, health, and human services (source: Moody's).

With the close of fiscal year 2005, Florida's General Fund totaled $6.6 billion, and its Budget Stabilization Fund was $999 million (source: Moody's). For the first eight months of fiscal year 2006, tax revenues were up 11%. Roughly 70% of that increase was a result of sales and user-tax assessments (source: Nelson A. Rockefeller State Revenue Report #64).

On April 26, 2006, the state intangibles tax, a duty on stocks and bonds that affects some of Florida's wealthiest, was voted out by the state legislature. Annual tax savings are predicted to be $161 million for an estimated 300,000 taxpayers. The $74 billion fiscal 2007 budget provides for $298 million in tax cuts and sets aside $6.4 billion in reserves. The state has conservatively forecasted net general revenue growth of 1.6% in 2007 compared to a historical average of 9.8% (source: Moody's).

New York's economy has experienced a moderate recovery, strengthened by improving conditions in New York City, its suburbs, and the Hudson Valley region. Data collected by the U.S. Department of Labor statistics through March 2006 showed the national averages for job gains and rates of unemployment slightly outpaced those in New York.

During the New York state 2005 fiscal year, net tax receipts rose 4.7%, despite a -4.9% decline in sales tax revenues. Assessments against personal income were major contributors to the growth. Revenues from personal income, constituting roughly 58% of total tax inflows, grew by 5.3% (source: Nelson A. Rockefeller State Revenue Report #64).

The state's General Fund balance totaled $13.5 billion in 2006. The spending plan on an all-funds basis for the 2006-2007 budget totals $110.6 billion, an increase of approximately 6% over the previous year. Although the 2006-2007 budget is balanced, it calls for a significant increase in debt. It is also dependent on a growing level of resources that may not be available in the future (source: State of New York Comptroller 2006-2007 Budget Analysis).

Q: What specific factors or decisions influenced performance in Delaware Tax-Free Florida Insured Fund during the fiscal year?

A: Despite a high level of refinancing activity in the market, we believed that many of the Fund's legacy bonds would not be called, and we decided to hold them for their relatively attractive yields.

This strategy did have the effect of shortening the Fund's average duration, which is a measure of a bond or a bond fund's sensitivity to changes in interest rates. Longer duration values indicate greater interest rate sensitivity, and shorter durations generally limit a bond fund's volatility and total return potential.

Nonetheless, some bonds held in the portfolio were called during the fiscal year. For example, multi-family housing bonds (housing revenue bonds) made up the most heavily weighted sector of the Fund at the close of the prior fiscal year. That exposure moved lower as some bonds were called.

In keeping with our long-term commitment to holding a high-quality portfolio of investments, we again generally avoided the tobacco industry bonds that have so greatly influenced performance in our markets in recent years, as we believe the sector has an elevated risk for litigation. We also remained significantly underweighted versus the benchmark index in bonds backed by airline corporation revenues. Both stances generally were not beneficial to Fund performance when compared to the benchmark and many of our peer funds, as the airline and tobacco industries performed well on a total return basis.

During the 12-month span, it seemed that investors tended to seek the added yield and total return potential of lower-quality bonds, and thus securities with ratings further down the credit spectrum generally outperformed. At times, the margin of outperformance between two adjacent credit ratings was significant.

At fiscal year end, approximately 83% of net assets were allocated to bonds rated AAA. While the Fund's allocation to securities with A ratings fell slightly, our exposure to bonds of BBB rating grew. The reason for this shift could be found in the Fund's 10% exposure to bonds issued by Puerto Rico, which weakened when Puerto Rico faced budgetary troubles during the period.

Q: What specific factors or decisions influenced performance in Delaware Tax-Free New York Fund during the fiscal year?

A: Despite a high level of refinancing activity in the market, we believed that many of the Fund's legacy bonds would not be called, and decided to hold them for their relatively attractive yields.

In keeping with our long-term commitment to holding a high-quality portfolio of investments, we again generally avoided the tobacco industry bonds that have so greatly influenced performance in our markets in recent years, as we believe the sector has an elevated risk for litigation.

Portfolio management review


Delaware Tax-Free Florida Insured / Tax-Free New York Funds


We also remained significantly underweighted versus the benchmark index in bonds backed by airline corporation revenues. Both stances generally were not beneficial to Fund performance when compared to the benchmark and many of our peer funds, as those two sectors did perform well on a total return basis.

During the 12-month span, it seemed that investors tended to seek the added yield and total return potential of lower-quality bonds, and thus securities with ratings further down the credit spectrum generally outperformed. At times, the margin of outperformance between two adjacent credit ratings was significant.

Over the course of the fiscal year, we increased our exposure to bonds assigned BBB ratings, adding positions in water bonds and securities issued by New York City. Higher up the credit quality ladder, we slightly increased the Fund's allocation to securities rated AAA. We also added to a position in AA-rated NYC bonds just before their August 31, 2006 credit-quality upgrade.

We maintained a steady exposure to insured bonds over the 12 months, at roughly 23% of Fund net assets, while the allocation to securities issued by Puerto Rico ran at approximately 10%.

Performance summary


Delaware Tax-Free Florida Insured Fund


The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than the original cost. A rise or fall in interest rates can have a significant impact on bond prices and the NAV (net asset value) of the Fund. Funds that invest in bonds can lose their value as interest rates rise, and an investor can lose principal. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting www.delawareinvestments.com/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. Funds that invest in bonds may lose value as interest rates rise and an investor can lose principal. The Delaware Tax-Free Florida Insured Fund prospectus contains this and other important information about the Fund. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site. Read the prospectus carefully before you invest or send money.

Fund Performance

Average annual total returns
Through August 31, 2006            1 year     5 years     10 years     Lifetime
________________________________________________________________________________

Class A (Est. 1/1/92)
Excluding sales charge             +2.78%      +4.54%      +5.49%       +6.00%
Including sales charge             -1.81%      +3.58%      +5.01%       +5.66%
________________________________________________________________________________

Class B (Est. 3/11/94)
Excluding sales charge             +2.11%      +3.78%      +4.87%       +4.93%
Including sales charge             -1.82%      +3.52%      +4.87%       +4.93%
________________________________________________________________________________

Class C (Est. 9/29/97)*
Excluding sales charge             +2.10%      +3.76%           -       +4.12%
Including sales charge             +1.12%      +3.76%           -       +4.12%
________________________________________________________________________________

*Class C shares were sold and outstanding from September 29, 1997 until December 18, 1997, when all of the outstanding Class C shares were redeemed. There were no outstanding Class C shares or shareholder activity from December 19, 1997 through January 7, 1999. The performance for Class C shares during the period from December 19, 1997 through January 7, 1999 is based on the performance of Class B shares.

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Florida Insured Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

Fund basics

As of August 31, 2006


________________________________________________________________________________

Fund objective
________________________________________________________________________________

The Fund seeks as high a level of current income exempt from federal income tax and from Florida state personal income tax as is consistent with preservation of capital.

________________________________________________________________________________

Total Fund net assets
________________________________________________________________________________

$101 million

________________________________________________________________________________

Number of holdings
________________________________________________________________________________

62

________________________________________________________________________________

Fund start date
________________________________________________________________________________

January 1, 1992

________________________________________________________________________________

Your Fund managers
________________________________________________________________________________

Joseph R. Baxter joined Delaware Investments in 1999. Formerly, he held investment positions with First Union. He heads the firm's municipal bond department and is responsible for setting the department's investment strategy. He is also co-portfolio manager of the firm's municipal bond funds and several client accounts. Joe Baxter received a bachelor's degree in finance and marketing from LaSalle University.

Robert F. Collins, CFA, joined Delaware Investments in 2004. Formerly, he spent five years as a co-manager of the municipal portfolio management group, where he oversaw the tax-exempt investments of high net worth and institutional accounts. Before that, Robert F. Collins headed the municipal fixed income team at Wilmington Trust. He earned a bachelor's degree in economics from Ursinus College.


________________________________________________________________________________

                                   Nasdaq symbols               CUSIPs
________________________________________________________________________________

Class A                            VFLIX                        24610R102
Class B                            DVDBX                        24610R300
Class C                            DVDCX                        24610R706


[PERFORMANCE OF $10,000 INVESTMENT LINE GRAPH]


Chart assumes $10,000 invested on August 31, 1996 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

The performance graph does not reflect the deduction of taxes the shareholder may pay on Fund distributions or redemption of Fund shares. An expense limitation was in effect for all classes of the Delaware Tax-Free Florida Insured Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect. Past performance is not a guarantee of future results.


                                                               (continues)     7

Performance summary


Delaware Tax-Free New York Fund


The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than the original cost. A rise or fall in interest rates can have a significant impact on bond prices and the NAV (net asset value) of the Fund. Funds that invest in bonds can lose their value as interest rates rise, and an investor can lose principal. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or by visiting www.delawareinvestments.com/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. Funds that invest in bonds may lose value as interest rates rise and an investor can lose principal. The Delaware Tax-Free New York Fund prospectus contains this and other important information about the Fund. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site. Read the prospectus carefully before you invest or send money.


Fund Performance

Average annual total returns
Through August 31, 2006            1 year     5 years     10 years     Lifetime
________________________________________________________________________________

Class A (Est. 11/6/87)
Excluding sales charge             +2.90%      +5.05%      +5.17%       +6.30%
Including sales charge             -1.70%      +4.08%      +4.69%       +6.04%
________________________________________________________________________________

Class B (Est. 11/14/94)
Excluding sales charge             +2.23%      +4.28%      +4.55%       +4.96%
Including sales charge             -1.72%      +4.02%      +4.55%       +4.96%
________________________________________________________________________________

Class C (Est. 4/26/95)
Excluding sales charge             +2.23%      +4.28%      +4.40%       +4.30%
Including sales charge             +1.25%      +4.28%      +4.40%       +4.30%
________________________________________________________________________________

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free New York Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

Fund basics

As of August 31, 2006

________________________________________________________________________________

Fund objective
________________________________________________________________________________

The Fund seeks as high a level of current income exempt from federal income tax and from New York state personal income tax as is consistent with preservation of capital.

________________________________________________________________________________

Total Fund net assets
________________________________________________________________________________

$18 million

________________________________________________________________________________

Number of holdings
________________________________________________________________________________

42

________________________________________________________________________________

Fund start date
________________________________________________________________________________

November 6, 1987

________________________________________________________________________________

Your Fund managers
________________________________________________________________________________

Joseph R. Baxter joined Delaware Investments in 1999. Formerly, he held investment positions with First Union. He heads the firm's municipal bond department and is responsible for setting the department's investment strategy. He is also co-portfolio manager of the firm's municipal bond funds and several client accounts. Joe Baxter received a bachelor's degree in finance and marketing from LaSalle University.

Robert F. Collins, CFA, joined Delaware Investments in 2004. Formerly, he spent five years as a co-manager of the municipal portfolio management group, where he oversaw the tax-exempt investments of high net worth and institutional accounts. Before that, Robert F. Collins headed the municipal fixed income team at Wilmington Trust. He earned a bachelor's degree in economics from Ursinus College.

________________________________________________________________________________

                                Nasdaq symbols                 CUSIPs
________________________________________________________________________________

Class A                         FTNYX                          928928274
Class B                         DVTNX                          928928266
Class C                         DVFNX                          928928258


[PERFORMANCE OF $10,000 INVESTMENT LINE GRAPH]


Chart assumes $10,000 invested on August 31, 1996 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

The performance graph does not reflect the deduction of taxes the shareholder may pay on Fund distributions or redemption of Fund shares. An expense limitation was in effect for all classes of the Delaware Tax-Free New York Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect. Past performance is not a guarantee of future results.

Disclosure of Fund expenses


For the period March 1, 2006 to August 31, 2006


As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2006 to August 31, 2006.


Actual Expenses


The first section of the tables shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.


Hypothetical Example for Comparison Purposes


The second section of the tables shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Each Fund's actual expenses shown in the tables reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

"Expenses Paid During Period" are equal to the Funds' annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


Delaware Tax-Free Florida Insured Fund
Expense Analysis of an Investment of $1,000

                                                                       Expenses
                       Beginning         Ending                      Paid During
                        Account          Account      Annualized       Period
                         Value            Value        Expense        3/1/06 to
                        3/1/06           8/31/06        Ratios         8/31/06
________________________________________________________________________________

Actual fund return

Class A                $1,000.00        $1,018.20        0.86%          $4.37
Class B                 1,000.00         1,015.20        1.61%           8.18
Class C                 1,000.00         1,014.30        1.61%           8.17
________________________________________________________________________________

Hypothetical 5% return (5% return before expenses)

Class A                $1,000.00        $1,020.87        0.86%          $4.38
Class B                 1,000.00         1,017.09        1.61%           8.19
Class C                 1,000.00         1,017.09        1.61%           8.19
________________________________________________________________________________

Delaware Tax-Free New York Fund
Expense Analysis of an Investment of $1,000

                                                                       Expenses
                       Beginning          Ending                     Paid During
                        Account           Account      Annualized      Period
                         Value             Value        Expense       3/1/06 to
                        3/1/06            8/31/06        Ratios        8/31/06
________________________________________________________________________________

Actual fund return

Class A                $1,000.00        $1,019.00        0.65%          $3.31
Class B                 1,000.00         1,015.20        1.40%           7.11
Class C                 1,000.00         1,015.30        1.40%           7.11
________________________________________________________________________________

Hypothetical 5% return (5% return before expenses)

Class A                $1,000.00        $1,021.93        0.65%          $3.31
Class B                 1,000.00         1,018.15        1.40%           7.12
Class C                 1,000.00         1,018.15        1.40%           7.12
________________________________________________________________________________

Sector allocation and credit rating breakdown


Delaware Tax-Free Florida Insured Fund

As of August 31, 2006


Sector designations may be different than the sector designations presented in other Fund materials.


                                                                     Percentage
Sector                                                             of Net Assets
________________________________________________________________________________

Municipal Bonds                                                       96.21%

Education Revenue Bonds                                                5.28%

Electric Revenue Bonds                                                 3.29%

Health Care Revenue Bonds                                             16.60%

Housing Revenue Bonds                                                 13.35%

Lease Revenue Bonds                                                   10.19%

Local General Obligation Bonds                                         4.26%

Pre-Refunded Bonds                                                    20.47%

Special Tax Bonds                                                     13.07%

State General Obligation Bonds                                         2.85%

Transportation Revenue Bonds                                           3.68%

Water & Sewer Revenue Bonds                                            3.17%
________________________________________________________________________________

Total Market Value of Securities                                      96.21%
________________________________________________________________________________

Receivables and Other Assets Net of Liabilities                        3.79%
________________________________________________________________________________

Total Net Assets                                                     100.00%
________________________________________________________________________________


Credit Rating Breakdown
(as a % of fixed income investments)
________________________________________________________________________________

AAA                                                                   83.63%

AA                                                                     5.82%

A                                                                      5.90%

BBB                                                                    4.65%
________________________________________________________________________________

Total                                                                100.00%
________________________________________________________________________________


                                                              (continues)     11

Delaware Tax-Free New York Fund

As of August 31, 2006


Sector designations may be different than the sector designations presented in other Fund materials.


                                                                    Percentage
Sector                                                             of Net Assets
________________________________________________________________________________

Municipal Bonds                                                       99.37%

Corporate Revenue Bonds                                                8.14%

Education Revenue Bonds                                               12.22%

Electric Revenue Bonds                                                 8.51%

Health Care Revenue Bonds                                             14.83%

Lease Revenue Bonds                                                   13.65%

Local General Obligation Bonds                                         7.41%

Pre-Refunded Bonds                                                    11.70%

Special Tax Bonds                                                      5.80%

State General Obligation Bonds                                         1.44%

Transportation Revenue Bonds                                          11.41%

Water & Sewer Revenue Bonds                                            4.26%
________________________________________________________________________________

Total Market Value of Securities                                      99.37%
________________________________________________________________________________

Receivables and Other Assets Net of Liabilities                        0.63%
________________________________________________________________________________

Total Net Assets                                                     100.00%
________________________________________________________________________________


Credit Rating Breakdown
(as a % of fixed income investments)
________________________________________________________________________________

AAA                                                                  28.56%

AA                                                                   23.05%

A                                                                    20.24%

BBB                                                                  25.18%

BB                                                                    2.97%
________________________________________________________________________________

Total                                                               100.00%
________________________________________________________________________________

Statements of net assets


Delaware Tax-Free Florida Insured Fund

August 31, 2006

                                                  Principal            Market
                                                   Amount              Value
________________________________________________________________________________

Municipal Bonds - 96.21%
________________________________________________________________________________

Education Revenue Bonds - 5.28%
     Broward County Educational
          Facilities Authority Revenue
          (Nova Southeastern University)
          5.25% 4/1/27 (RADIAN)                   $1,000,000          $1,042,890
     Miami-Dade County Educational
          Facilities Authority (University of
          Miami) Series A 5.75% 4/1/29
          (AMBAC)                                  2,000,000           2,145,520
     University of Central Florida
          Athletics Association Certificates
          of Participation Series A
          5.25% 10/1/34 (FGIC)                     2,000,000           2,121,500
                                                                    ____________

                                                                       5,309,910
                                                                    ____________

Electric Revenue Bonds - 3.29%
     Florida State Municipal Power Agency
          Revenue (Stanton II Project)
          5.00% 10/1/26 (AMBAC)                    2,000,000           2,082,320
     Ocala Utility System Revenue Series B
          5.25% 10/1/25 (FGIC)                     1,125,000           1,225,373
                                                                    ____________

                                                                       3,307,693
                                                                    ____________

Health Care Revenue Bonds - 16.60%
     Escambia County Health Facilities
          Authority (Florida Health Care
          Facilities - VHA Program)
          5.95% 7/1/20 (AMBAC)                       560,000             586,466
     Highlands County Health Facilities
          Authority (Adventist Health
          System) Series C
          5.25% 11/15/36                           1,000,000           1,054,480
     Indian River County Hospital District
          (Indian River Memorial Hospital)
          6.10% 10/1/18 (FSA)                      3,000,000           3,065,580
     Jacksonville Economic Development
          Community Health Care
          Facilities Revenue (Mayo Clinic)
          5.00% 11/15/36                           1,000,000           1,040,100
     Miami-Dade County Public Facilities
          Revenue (Jackson Health
          Systems) Series A 5.00% 6/1/35
          (MBIA)                                   1,500,000           1,567,455
     North Miami Health Facilities
          Authority (Catholic Health
          Services) (LOC Suntrust Bank-
          Miami) 6.00% 8/15/16                       500,000             510,635
     Orange County Health Facilities
          Authority Revenue (Adventist
          Health System)
          5.625% 11/15/32                          1,000,000           1,073,170
     Palm Beach County Health Facilities
          Authority Revenue (Boca Raton
          Community Hospital)
          5.625% 12/1/31                           2,000,000           2,094,060
     South Broward Hospital District
          Revenue (Memorial Health Care
          System) 5.625% 5/1/32                    3,000,000           3,206,580
     Tallahassee Health Facilities
          (Tallahassee Memorial Regional
          Medical Center) Series B
          6.00% 12/1/15 (MBIA)                     2,500,000           2,504,350
                                                                    ____________

                                                                      16,702,876
                                                                    ____________

Housing Revenue Bonds - 13.35%
     Florida Housing Finance Agency
          (Crossings Indian Run
               Apartments HUD) Series V
               6.10% 12/1/26
               (AMBAC) (AMT)                         750,000             766,898
          (Landings at Sea Forest
               Apartments) Series T
               5.85% 12/1/18 (AMBAC)
                    (FHA) (AMT)                      380,000             388,212
               6.05% 12/1/36 (AMBAC)
                    (FHA) (AMT)                      700,000             715,064
          (Leigh Meadows Apartments
               Section 8 HUD) Series N
               6.20% 9/1/26 (AMBAC) (AMT)          2,765,000           2,822,732
               6.30% 9/1/36 (AMBAC) (AMT)          2,000,000           2,041,680
          (Riverfront Apartments Section 8
               HUD) Series A 6.25% 4/1/37
               (AMBAC) (AMT)                       1,000,000           1,026,800
          (Spinnaker Cove Apartments)
               Series G 6.50% 7/1/36
               (AMBAC) (FHA) (AMT)                   500,000             510,490
          (The Vineyards Project) Series H
               6.40% 11/1/15                         500,000             511,105
          (Woodbridge Apartments) Series
               L 6.15% 12/1/26
               (AMBAC) (AMT)                       1,750,000           1,789,603
               6.25% 6/1/36
                    (AMBAC) (AMT)                  2,000,000           2,045,040
     Orange County Housing Finance
          Authority Homeowner Revenue
          Series B 5.25% 3/1/33 (GNMA)
          (FNMA) (AMT)                               295,000             301,463
     Volusia County Multifamily Housing
          Finance Authority (San Marco
          Apartments) Series A
          5.60% 1/1/44 (FSA) (AMT)                   500,000             514,850
                                                                    ____________

                                                                      13,433,937
                                                                    ____________

Lease Revenue Bonds - 10.19%
     Florida Municipal Loan Council
          Revenue Series B 5.00% 11/1/29
          (MBIA)                                   1,000,000           1,051,350
     Lake County School Board Series A
          5.00% 6/1/30 (AMBAC)                     1,750,000           1,828,698

Statements of net assets


Delaware Tax-Free Florida Insured Fund

                                                  Principal            Market
                                                   Amount              Value
________________________________________________________________________________

Municipal Bonds (continued)
________________________________________________________________________________

Lease Revenue Bonds (continued)
     Osceola County School Board
          Series A 5.25% 6/1/27 (AMBAC)           $4,000,000          $4,251,199
     Pasco County School Board
          Series A 5.00% 8/1/30 (AMBAC)            1,000,000           1,049,470
     Puerto Rico Public Buildings
          Authority Revenue (Government
          Facilities) Series F 5.25% 7/1/25          930,000           1,023,521
     St. Augustine Capital Improvement
          Revenue 5.00% 10/1/34
          (AMBAC)                                  1,000,000           1,045,940
                                                                    ____________

                                                                      10,250,178
                                                                    ____________

Local General Obligation Bonds - 4.26%
     Enterprise Community
          Development District Special
          Assessment 6.10% 5/1/16
          (MBIA)                                     695,000             696,383
     Hollywood Community
          Redevelopment Agency
          5.625% 3/1/24                            1,200,000           1,278,840
     Julington Creek Plantation
          Community Development
          District Special Assessment
          5.00% 5/1/29 (MBIA)                        200,000             207,852
     Port St. Lucie 5.00% 7/1/35 (MBIA)            2,000,000           2,106,260
                                                                    ____________

                                                                       4,289,335
                                                                    ____________

$ Pre-Refunded Bonds - 20.47%
     Florida Housing Finance Agency
          (Mariner Club Apartments)
               Series K-1
               6.25% 9/1/26-07
                    (AMBAC) (AMT)                    300,000             309,138
               6.375% 9/1/36-07
                    (AMBAC) (AMT)                    525,000             541,312
          (Sterling Palms Apartments)
               Series D-1
               6.30% 12/1/16-06
                    (AMBAC) (AMT)                    895,000             917,831
               6.40% 12/1/26-06
                    (AMBAC) (AMT)                  1,500,000           1,538,625
               6.50% 6/1/36-06
                    (AMBAC) (AMT)                  6,540,000           6,710,040
     Highlands County Health Facilities
          Authority (Adventist Health
          System/Sunbelt) Series A
          6.00% 11/15/31-11                        1,500,000           1,674,300
     Jacksonville Port Authority Seaport
          Revenue 5.70% 11/1/30-10
          (MBIA) (AMT)                               205,000             219,606
     Lee County Airport Revenue
          Series B 5.75% 10/1/33-10 (FSA)          3,000,000           3,271,710
     Puerto Rico Commonwealth
          Highway & Transportation
          Authority Revenue Series D
          5.25% 7/1/38-12                          3,000,000           3,250,830
     Tampa Utilities Tax Revenue Series A
          6.00% 10/1/17-09 (AMBAC)                 1,000,000           1,079,130
          6.125% 10/1/18-09 (AMBAC)                1,000,000           1,082,600
                                                                    ____________

                                                                      20,595,122
                                                                    ____________

Special Tax Bonds - 13.07%
     Florida State Board of Education
          (Lottery Revenue) Series A
          6.00% 7/1/14 (FGIC)                      1,000,000           1,091,440
     Jacksonville Excise Taxes Revenue
          Series B
          5.00% 10/1/26 (AMBAC)                    1,000,000           1,039,530
          5.125% 10/1/32 (FGIC)                    1,000,000           1,053,560
   & Palm Beach County Criminal Justice
          Facilities Revenue Inverse Floater
          7.77% 6/1/12 (FGIC)                      7,500,000           9,117,150
   ^ Puerto Rico Commonwealth
          Infrastructure Financing
          Authority Series A
          4.60% 7/1/30 (FGIC)                      2,500,000             846,075
                                                                    ____________

                                                                      13,147,755
                                                                    ____________

State General Obligation Bonds - 2.85%
     Puerto Rico Commonwealth Public
          Improvement Series A
          5.50% 7/1/19 (MBIA)                      2,500,000           2,872,050
                                                                    ____________

                                                                       2,872,050
                                                                    ____________

Transportation Revenue Bonds - 3.68%
     Jacksonville Port Authority Seaport
          Revenue 5.70% 11/1/30 (MBIA)
          (AMT)                                      295,000             313,904
     Miami-Dade County Aviation
          Revenue (Miami International
          Airport) Series B 5.00% 10/1/37
          (FGIC)                                   1,000,000           1,042,480
     Miami-Dade County Aviation
          Revenue Series A
          5.00% 10/1/33 (FSA) (AMT)                  500,000             513,290
     Puerto Rico Commonwealth
          Highway & Transportation
          Authority Revenue
          Series G 5.00% 7/1/42                      800,000             812,528
          Series K 5.00% 7/1/35                    1,000,000           1,023,240
                                                                    ____________

                                                                       3,705,442
                                                                    ____________

Water & Sewer Revenue Bonds - 3.17%
     Tampa Water and Sewer Revenue
          6.00% 10/1/16 (FSA)                      1,000,000           1,176,850
     Village Center Community
          Development District Utility
          Revenue 5.00% 10/1/36 (MBIA)               500,000             519,685
     Winter Haven Utilities Systems
          Revenue Refunding &
          Improvement 5.00% 10/1/30
          (MBIA)                                   1,415,000           1,491,509
                                                                    ____________

                                                                       3,188,044
                                                                    ____________

Total Municipal Bonds

     (cost $92,057,261)                                               96,802,342
                                                                    ____________

________________________________________________________________________________

________________________________________________________________________________

Total Market Value of Securities - 96.21%

     (cost $92,057,261)                                            $ 96,802,342

Receivables and Other Assets
     Net of Liabilities - 3.79%                                       3,810,852
                                                                   _____________

Net Assets Applicable to 9,029,447
     Shares Outstanding - 100.00%                                  $100,613,194
                                                                   _____________

Net Asset Value - Delaware Tax-Free Florida Insured
     Fund A Class ($92,726,424 / 8,321,991 Shares)                       $11.14
                                                                         _______
Net Asset Value - Delaware Tax-Free Florida Insured
     Fund B Class ($4,323,253 / 387,828 Shares)                          $11.15
                                                                         _______
Net Asset Value - Delaware Tax-Free Florida Insured
     Fund C Class ($3,563,517 / 319,628 Shares)                          $11.15
                                                                         _______

Components of Net Assets at August 31, 2006:

Shares of beneficial interest
     (unlimited authorization - no par)                             $96,385,804
Accumulated net realized loss on investments                           (517,691)
Net unrealized appreciation of investments                            4,745,081
                                                                   _____________

Total net assets                                                   $100,613,194
                                                                   _____________


$ Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S.
  Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in "Notes to Financial Statements."

& An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of August 31, 2006. See Note 8 in "Notes to Financial Statements."

^ Zero coupon security. The interest rate shown is the yield at the time of purchase.


Summary of Abbreviations:

AMBAC - Insured by the AMBAC Assurance Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Administration
FNMA - Insured by Federal National Mortgage Association
FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association
HUD - Housing and Urban Development
LOC - Letter of Credit
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN - Insured by Radian Asset Assurance
VHA - Veterans Health Administration


Net Asset Value and Offering Price per Share -
     Delaware Tax-Free Florida Insured Fund

Net asset value Class A (A)                              $11.14
Sales charge (4.50% of offering price) (B)                 0.52
                                                         ______

Offering price                                           $11.66
                                                         ______



(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes


                                                                  (continues) 15

Statements of net assets


Delaware Tax-Free New York Fund

August 31, 2006

                                                  Principal            Market
                                                   Amount              Value
________________________________________________________________________________

Municipal Bonds - 99.37%
________________________________________________________________________________

Corporate Revenue Bonds - 8.14%
     New York City Industrial
          Development Agency (Brooklyn
          Navy Yard Cogen Partners)
          5.75% 10/1/36 (AMT)                       $450,000          $  453,861
     New York State Energy Research &
          Development Authority Pollution
          Control Revenue (Central
          Hudson Gas) Series A
          5.45% 8/1/27 (AMBAC)                       500,000             527,295
     Suffolk County Industrial
          Development Agency Revenue
          (Keyspan-Port Jefferson Energy
          Center) 5.25% 6/1/27 (AMT)                 500,000             519,670
                                                                      __________

                                                                       1,500,826
                                                                      __________

Education Revenue Bonds - 12.22%
     Amherst Industrial Development
          Agency Civic Facilities Revenue
          (UBF Faculty Student Housing)
          Series A 5.75% 8/1/30
          (AMBAC)                                    200,000             217,742
     Cattaraugus County Industrial
          Development Agency
          Civic Faculty Revenue (St.
          Bonaventure University Project)
          Series A 5.10% 5/1/31                      250,000             253,008
     Dutchess County Industrial
          Development Agency (Marist
          College) 5.00% 7/1/20                      500,000             518,555
     New York State Dormitory
          Authority Revenue
          (Columbia University) Series A
               5.00% 7/1/23                          500,000             527,010
          (Pratt Institute) 6.00% 7/1/20
               (RADIAN)                              500,000             536,980
          (State University) Series B
               7.50% 5/15/11                         180,000             200,354
                                                                      __________

                                                                       2,253,649
                                                                      __________

Electric Revenue Bonds - 8.51%
     Long Island Power Authority New
          York Electric Systems Revenue
          Series B 5.00% 12/1/35                     400,000             417,060
     Puerto Rico Electric Power Authority
          Power Revenue
          Series II 5.25% 7/1/31                     500,000             523,465
          Series NN 5.125% 7/1/29                    600,000             630,090
                                                                      __________

                                                                       1,570,615
                                                                      __________

Health Care Revenue Bonds - 14.83%
     East Rochester Housing Authority
          Revenue Refunding (Senior
          Living -Woodland Village
          Project) 5.50% 8/1/33                      200,000             202,872
     New York State Dormitory
          Authority Revenue
          (Chapel Oaks) LOC Allied Irish
               Bank 5.45% 7/1/26                     450,000             467,514
          (Mental Health) Series D
               5.90% 2/15/12                          25,000              25,721
          (Millard Fillmore Hospital)
               5.375% 2/1/32 (AMBAC)
               (FHA)                                 450,000             464,072
          (North Shore Long Island Jewish
               Group Project) 5.50% 5/1/33           500,000             532,785
          (Winthrop South Nassau Hospital)
               Series B 5.50% 7/1/23                 500,000             528,950
     Suffolk County Industrial
          Development Agency
          Continuing Care Retirement
          Community Refunding
          (Jeffersons Ferry Project)
          5.00% 11/1/28                              500,000             513,000
                                                                      __________

                                                                       2,734,914
                                                                      __________

Lease Revenue Bonds - 13.65%
     Albany Industrial Development
          Agency Civic Facility Revenue
          (Charitable Leadership Project)
          Series A 5.75% 7/1/26                      500,000             518,950
     Battery Park City Authority Revenue
          Series A 5.00% 11/1/26                     500,000             526,560
     New York City Industrial
          Development Agency Civic
          Facility Revenue (American
          National Red Cross Project)
          5.00% 2/1/36 (AMBAC)                       500,000             525,860
     New York City Industrial
          Development Revenue
          (Queens Baseball Stadium
               Project - Pilot) 4.75% 1/1/42
               (AMBAC)                               200,000             203,010
          (Yankee Stadium Project - Pilot)
               4.75% 3/1/46 (MBIA)                   200,000             203,024
     Tobacco Settlement Financing
          Series B-1C 5.50% 6/1/21                   500,000             541,335
                                                                      __________

                                                                       2,518,739
                                                                      __________

Local General Obligation Bonds - 7.41%
     New York City
          Series C 5.375% 11/15/27                   310,000             318,311
          Series D 5.00% 11/1/34                     500,000             518,870
          Series J 5.25% 6/1/28                      500,000             529,490
                                                                      __________

                                                                       1,366,671
                                                                      __________

$ Pre-Refunded Bonds - 11.70%
     Metropolitan Transportation
          Authority Dedicated Tax Series A
          6.125% 4/1/17-10 (FGIC)                  1,000,000           1,086,589
     New York City Series C
          5.375% 11/15/27-07                         140,000             144,483
     New York State Dormitory
          Authority Lease (Court Facilities)
          Series A 5.375% 5/15/21-13                 500,000             550,865

                                                  Principal            Market
                                                   Amount              Value
_______________________________________________________________________________

Municipal Bonds (continued)
_______________________________________________________________________________

Pre-Refunded Bonds (continued)
     New York State Dormitory
          Authority Revenue
          (Mental Health) Series D
               5.90% 2/15/12-07                     $225,000         $  231,874
          (State University) Series B
               7.50% 5/15/11-09                      130,000            144,997
                                                                    ___________

                                                                      2,158,808
                                                                    ___________

Special Tax Bonds - 5.80%
     New York State Sales Tax Asset
          Receivables Series A
          5.25% 10/15/27 (AMBAC)                     500,000            540,255
     Schenectady Metroplex
          Development Authority Revenue
          Series A 5.375% 12/15/21                   500,000            529,170
                                                                    ___________

                                                                      1,069,425
                                                                    ___________

State General Obligation Bonds - 1.44%
     Puerto Rico Commonwealth
          Series B 5.25% 7/1/32                      250,000            264,853
                                                                    ___________

                                                                        264,853
                                                                    ___________

Transportation Revenue Bonds - 11.41%
     Albany Parking Authority Revenue
          Series A 5.625% 7/15/25                    500,000            532,540
     New York City Industrial
          Development Agency (JFK Airis
          Project A) 5.50% 7/1/28 (AMT)              500,000            514,405
     Onondaga County Industrial
          Development Authority Revenue
          Subordinated (Air Cargo Project)
          7.25% 1/1/32 (AMT)                         500,000            543,180
     Puerto Rico Commonwealth
          Highway & Transportation
          Authority Revenue Series Y
          5.50% 7/1/36                               475,000            514,539
                                                                    ___________

                                                                      2,104,664
                                                                    ___________

Water & Sewer Revenue Bonds - 4.26%
     New York City Municipal Water
          Finance Authority Water &
          Sewer System Revenue
          Series A 5.125% 6/15/34                    500,000            524,565
          Series B 5.00% 6/15/36                     250,000            261,505
                                                                    ___________

                                                                        786,070
                                                                    ___________

Total Municipal Bonds

     (cost $17,422,657)                                              18,329,234
                                                                    ___________

Total Market Value of Securities - 99.37%

     (cost $17,422,657)                                             $18,329,234

Receivables and Other Assets
     Net of Liabilities - 0.63%                                         115,647
                                                                    ___________

Net Assets Applicable to 1,749,052
     Shares Outstanding - 100.00%                                   $18,444,881
                                                                    ___________

Net Asset Value - Delaware Tax-Free New York Fund
     Class A ($13,519,533/1,281,294 Shares)                              $10.55
                                                                         ______

Net Asset Value - Delaware Tax-Free New York Fund
     Class B ($2,857,756/271,384 Shares)                                 $10.53
                                                                         ______

Net Asset Value - Delaware Tax-Free New York Fund
     Class C ($2,067,592/196,374 Shares)                                 $10.53
                                                                         ______

Components of Net Assets at August 31, 2006:

Shares of beneficial interest
     (unlimited authorization - no par)                             $17,766,839
Distributions in excess of net investment income                           (655)
Accumulated net realized loss on investments                           (227,880)
Net unrealized appreciation of investments                              906,577
                                                                    ___________

Total net assets                                                    $18,444,881
                                                                    ___________


$ Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S.
  Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in "Notes to Financial Statements."


Summary of Abbreviations:

AMBAC - Insured by the AMBAC Assurance Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Administration
LOC - Letter of Credit
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN - Insured by Radian Asset Assurance

Net Asset Value and Offering Price Per Share -
     Delaware Tax-Free New York Fund

Net asset value Class A (A)                              $10.55
Sales charge (4.50% of offering price) (B)                 0.50
                                                         ______

Offering price                                           $11.05
                                                         ______


(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements of assets and liabilities


August 31, 2006

                                                                                        Delaware Tax-Free         Delaware Tax-Free
                                                                                       Florida Insured Fund         New York Fund
Assets:

     Investments at market                                                                 $ 96,802,342              $18,329,234
     Interest receivable                                                                      1,751,492                  208,751
     Receivable for securities sold                                                           4,768,500                        -
                                                                                           ____________              ___________

     Total assets                                                                           103,322,334               18,537,985
                                                                                           ____________              ___________

Liabilities:

     Cash overdraft                                                                             384,874                   24,637
     Payable for securities purchased                                                         2,082,740                        -
     Liquidations payable                                                                        23,243                   23,335
     Distributions payable                                                                      109,827                   18,854
     Due to manager and affiliates                                                               76,803                   11,113
     Other accrued expenses                                                                      31,653                   15,165
                                                                                           ____________              ___________

     Total liabilities                                                                        2,709,140                   93,104
                                                                                           ____________              ___________


Total Net Assets                                                                           $100,613,194              $18,444,881
                                                                                           ____________              ___________


Investments at cost                                                                        $ 92,057,261              $17,422,657


See accompanying notes

Statements of operations


Year Ended August 31, 2006

                                                                                                           Delaware
                                                                                                           Tax-Free       Delaware
                                                                                                           Florida        Tax-Free
                                                                                                           Insured        New York
                                                                                                            Fund            Fund

Investment Income:

     Interest                                                                                             $5,490,926      $869,089
                                                                                                          __________      ________

Expenses:

     Management fees                                                                                         517,389        97,031
     Distribution expenses - Class A                                                                         238,110        33,575
     Distribution expenses - Class B                                                                          48,204        28,468
     Distribution expenses - Class C                                                                          34,317        13,428
     Dividend disbursing and transfer agent fees and expenses                                                 69,194        14,461
     Accounting and administration expenses                                                                   41,391         7,057
     Legal and professional fees                                                                              32,454        13,862
     Reports and statements to shareholders                                                                   18,863         3,282
     Custodian fees                                                                                            4,266         1,744
     Trustees' fees                                                                                            5,874         1,003
     Pricing fees                                                                                              1,943         1,134
     Insurance fees                                                                                            2,573           534
     Taxes (other than taxes on income)                                                                          467            66
     Registration fees                                                                                        18,017         7,263
     Other                                                                                                     5,381         1,723
                                                                                                          __________      ________

                                                                                                           1,038,443       224,631
     Less expenses absorbed or waived                                                                        (78,757)      (76,894)
     Less expenses paid indirectly                                                                            (2,975)       (1,514)
                                                                                                          __________      ________

     Total operating expenses                                                                                956,711       146,223
                                                                                                          __________      ________

Net Investment Income                                                                                      4,534,215       722,866
                                                                                                          __________      ________

Net Realized and Unrealized Gain (Loss) on Investments:

     Net realized gain (loss) on investments                                                                 172,566        (4,673)
     Net change in unrealized depreciation of investments                                                 (1,964,445)     (211,649)
                                                                                                          __________      ________

Net Realized and Unrealized Loss on Investments                                                           (1,791,879)     (216,322)
                                                                                                          __________      ________

Net Increase in Net Assets Resulting from Operations                                                      $2,742,336      $506,544
                                                                                                          __________      ________


See accompanying notes

Statements of changes in net assets


                                                                                 Delaware Tax-Free            Delaware Tax-Free
                                                                                Florida Insured Fund            New York Fund
                                                                                    Year Ended                   Year Ended
                                                                                8/31/06       8/31/05       8/31/06       8/31/05

Increase in Net Assets from Operations:

     Net investment income                                                   $  4,534,215  $  4,400,282  $    722,866  $    685,440
     Net realized gain (loss) on investments                                      172,566       332,797        (4,673)       73,048
     Net change in unrealized appreciation/depreciation of investments         (1,964,445)      426,912      (211,649)      267,666
                                                                             ____________  ____________  ____________  ____________

     Net increase in net assets resulting from operations                       2,742,336     5,159,991       506,544     1,026,154
                                                                             ____________  ____________  ____________  ____________

Dividends and Distributions to Shareholders from:

     Net investment income:
          Class A                                                              (4,229,857)   (4,136,398)     (574,553)     (519,496)
          Class B                                                                (177,726)     (195,487)     (100,697)     (105,732)
          Class C                                                                (126,632)      (68,397)      (47,616)      (60,212)
                                                                             ____________  ____________  ____________  ____________

                                                                               (4,534,215)   (4,400,282)     (722,866)     (685,440)
                                                                             ____________  ____________  ____________  ____________

Capital Share Transactions:

     Proceeds from shares sold:
          Class A                                                               7,210,250     8,716,486     2,071,330     1,917,681
          Class B                                                                 176,391       392,192       333,088       388,800
          Class C                                                                 945,183       339,297     1,263,939       449,842

     Net assets from reorganization (1):
          Class A                                                                       -    10,617,811             -             -
          Class B                                                                       -     2,665,962             -             -
          Class C                                                                       -     2,237,525             -             -

     Net asset value of shares issued upon reinvestment
        of dividends and distributions:
          Class A                                                               2,113,643     1,690,235       402,764       374,723
          Class B                                                                  57,358        49,113        42,018        48,934
          Class C                                                                  69,024        34,037        39,921        20,784
                                                                             ____________  ____________  ____________  ____________

                                                                               10,571,849    26,742,658     4,153,060     3,200,764
                                                                             ____________  ____________  ____________  ____________

     Cost of shares repurchased:
          Class A                                                             (13,278,168)  (10,965,231)   (1,930,227)     (921,789)
          Class B                                                              (1,350,630)   (2,629,629)     (500,844)     (335,650)
          Class C                                                                (706,793)     (419,581)     (122,713)   (1,931,944)
                                                                             ____________  ____________  ____________  ____________

                                                                              (15,335,591)  (14,014,441)   (2,553,784)   (3,189,383)
                                                                             ____________  ____________  ____________  ____________

Increase (decrease) in net assets derived from capital share transactions      (4,763,742)   12,728,217     1,599,276        11,381
                                                                             ____________  ____________  ____________  ____________

Net Increase (Decrease) in Net Assets:                                         (6,555,621)   13,487,926     1,382,954       352,095

Net Assets:

     Beginning of Year                                                        107,168,815    93,680,889    17,061,927    16,709,832
                                                                             ____________  ____________  ____________  ____________

     End of Year                                                             $100,613,194  $107,168,815  $ 18,444,881  $ 17,061,927
                                                                             ____________  ____________  ____________  ____________

     (Distributions in excess of net investment income)                      $          -  $          -  $       (655) $       (655)
                                                                             ____________  ____________  ____________  ____________


(1) See Note 6 in "Notes to Financial Statements."


See accompanying notes


Financial highlights


Delaware Tax-Free Florida Insured Fund Class A


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                      8/31/06       8/31/05      8/31/04      8/31/03      8/31/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $11.330       $11.250      $11.110      $11.330      $11.230

Income (loss) from investment operations:

Net investment income                                                   0.494         0.507        0.533        0.523        0.532
Net realized and unrealized gain (loss) on investments                 (0.190)        0.080        0.140       (0.220)       0.100
                                                                      _______       _______      _______      _______      _______

Total from investment operations                                        0.304         0.587        0.673        0.303        0.632
                                                                      _______       _______      _______      _______      _______

Less dividends and distributions from:

Net investment income                                                  (0.494)       (0.507)      (0.533)      (0.523)      (0.532)
                                                                      _______       _______      _______      _______      _______

Total dividends and distributions                                      (0.494)       (0.507)      (0.533)      (0.523)      (0.532)
                                                                      _______       _______      _______      _______      _______


Net asset value, end of period                                        $11.140       $11.330      $11.250      $11.110      $11.330
                                                                      _______       _______      _______      _______      _______


Total Return (1)                                                        2.78%         5.32%        6.15%        2.68%        5.83%


Ratios and supplemental data:

Net assets, end of period (000 omitted)                               $92,726       $98,326      $87,591      $95,951     $105,773
Ratio of expenses to average net assets                                 0.86%         0.88%        0.90%        0.90%        0.90%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           0.94%         0.98%        0.94%        0.94%        0.99%
Ratio of net investment income to average net assets                    4.44%         4.48%        4.72%        4.60%        4.80%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           4.36%         4.38%        4.68%        4.56%        4.71%
Portfolio turnover                                                         7%           17%           3%          26%          46%
___________________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes



                                                              (continues)     21

Financial highlights


Delaware Tax-Free Florida Insured Fund Class B


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                      8/31/06       8/31/05      8/31/04      8/31/03      8/31/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $11.330       $11.260      $11.120      $11.330      $11.230

Income (loss) from investment operations:

Net investment income                                                   0.411         0.422        0.448        0.437        0.445
Net realized and unrealized gain (loss) on investments                 (0.180)        0.070        0.140       (0.210)       0.100
                                                                      _______       _______      _______      _______      _______

Total from investment operations                                        0.231         0.492        0.588        0.227        0.545
                                                                      _______       _______      _______      _______      _______

Less dividends and distributions from:

Net investment income                                                  (0.411)       (0.422)      (0.448)      (0.437)      (0.445)
                                                                      _______       _______      _______      _______      _______

Total dividends and distributions                                      (0.411)       (0.422)      (0.448)      (0.437)      (0.445)
                                                                      _______       _______      _______      _______      _______


Net asset value, end of period                                        $11.150       $11.330      $11.260      $11.120      $11.330
                                                                      _______       _______      _______      _______      _______


Total Return (1)                                                        2.11%         4.45%        5.36%        2.00%        5.01%


Ratios and supplemental data:

Net assets, end of period (000 omitted)                                $4,323        $5,532       $5,002       $5,800       $5,223
Ratio of expenses to average net assets                                 1.61%         1.63%        1.65%        1.65%        1.65%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           1.69%         1.73%        1.69%        1.69%        1.74%
Ratio of net investment income to average net assets                    3.69%         3.74%        3.97%        3.85%        4.05%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           3.61%         3.64%        3.93%        3.81%        3.96%
Portfolio turnover                                                         7%           17%           3%          26%          46%
___________________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes


Delaware Tax-Free Florida Insured Fund Class C


Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                      8/31/06       8/31/05      8/31/04      8/31/03      8/31/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $11.330       $11.260      $11.120      $11.330      $11.240

Income (loss) from investment operations:

Net investment income                                                   0.410         0.422        0.448        0.437        0.447
Net realized and unrealized gain (loss) on investments                 (0.180)        0.070        0.140       (0.210)       0.090
                                                                      _______       _______      _______      _______      _______

Total from investment operations                                        0.230         0.492        0.588        0.227        0.537
                                                                      _______       _______      _______      _______      _______

Less dividends and distributions from:

Net investment income                                                  (0.410)       (0.422)      (0.448)      (0.437)      (0.447)
                                                                      _______       _______      _______      _______      _______

Total dividends and distributions                                      (0.410)       (0.422)      (0.448)      (0.437)      (0.447)
                                                                      _______       _______      _______      _______      _______


Net asset value, end of period                                        $11.150       $11.330      $11.260      $11.120      $11.330
                                                                      _______       _______      _______      _______      _______


Total Return (1)                                                        2.10%         4.45%        5.36%        2.00%        4.93%


Ratios and supplemental data:

Net assets, end of period (000 omitted)                                $3,564        $3,311       $1,088         $846         $560
Ratio of expenses to average net assets                                 1.61%         1.63%        1.65%        1.65%        1.65%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           1.69%         1.73%        1.69%        1.69%        1.74%
Ratio of net investment income to average net assets                    3.69%         3.74%        3.97%        3.85%        4.05%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           3.61%         3.64%        3.93%        3.81%        3.96%
Portfolio turnover                                                         7%           17%           3%          26%          46%
___________________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes



                                                              (continues)     23

Financial highlights


Delaware Tax-Free New York Fund Class A


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                      8/31/06       8/31/05      8/31/04      8/31/03      8/31/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $10.700       $10.470      $10.220      $10.340      $10.350

Income (loss) from investment operations:

Net investment income                                                   0.449         0.453        0.479        0.484        0.503
Net realized and unrealized gain (loss) on investments                 (0.150)        0.230        0.250       (0.120)      (0.010)
                                                                      _______       _______      _______      _______      _______

Total from investment operations                                        0.299         0.683        0.729        0.364        0.493
                                                                      _______       _______      _______      _______      _______

Less dividends and distributions from:

Net investment income                                                  (0.449)       (0.453)      (0.479)      (0.484)      (0.503)
                                                                      _______       _______      _______      _______      _______

Total dividends and distributions                                      (0.449)       (0.453)      (0.479)      (0.484)      (0.503)
                                                                      _______       _______      _______      _______      _______


Net asset value, end of period                                        $10.550       $10.700      $10.470      $10.220      $10.340
                                                                      _______       _______      _______      _______      _______


Total Return (1)                                                        2.90%         6.65%        7.26%        3.56%        4.98%


Ratios and supplemental data:

Net assets, end of period (000 omitted)                               $13,519       $13,153      $11,523      $11,436       $9,490
Ratio of expenses to average net assets (2)                             0.65%         0.66%        0.50%        0.50%        0.50%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           1.09%         1.12%        1.02%        1.05%        1.15%
Ratio of net investment income to average net assets                    4.28%         4.29%        4.60%        4.65%        4.98%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           3.84%         3.83%        4.08%        4.10%        4.33%
Portfolio turnover                                                        20%           13%          26%          64%          43%
___________________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(2) Ratios for the years ended August 31, 2003 and 2002, including fees paid indirectly in accordance with Securities and Exchange
    Commission rules, were 0.51%.

See accompanying notes


Delaware Tax-Free New York Fund Class B


Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                      8/31/06       8/31/05      8/31/04      8/31/03      8/31/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $10.670       $10.450      $10.200      $10.330      $10.330

Income (loss) from investment operations:

Net investment income                                                   0.370         0.374        0.401        0.406        0.426
Net realized and unrealized gain (loss) on investments                 (0.140)        0.220        0.250       (0.130)           -
                                                                      _______       _______      _______      _______      _______

Total from investment operations                                        0.230         0.594        0.651        0.276        0.426
                                                                      _______       _______      _______      _______      _______

Less dividends and distributions from:

Net investment income                                                  (0.370)       (0.374)      (0.401)      (0.406)      (0.426)
                                                                      _______       _______      _______      _______      _______

Total dividends and distributions                                      (0.370)       (0.374)      (0.401)      (0.406)      (0.426)
                                                                      _______       _______      _______      _______      _______


Net asset value, end of period                                        $10.530       $10.670      $10.450      $10.200      $10.330
                                                                      _______       _______      _______      _______      _______


Total Return (1)                                                        2.23%         5.77%        6.47%        2.69%        4.30%


Ratios and supplemental data:

Net assets, end of period (000 omitted)                                $2,858        $3,023       $2,858       $3,238       $3,352
Ratio of expenses to average net assets (2)                             1.40%         1.41%        1.25%        1.25%        1.25%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           1.84%         1.87%        1.77%        1.80%        1.90%
Ratio of net investment income to average net assets                    3.53%         3.54%        3.85%        3.90%        4.23%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           3.09%         3.08%        3.33%        3.35%        3.58%
Portfolio turnover                                                        20%           13%          26%          64%          43%
___________________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(2) Ratios for the years ended August 31, 2003 and 2002, including fees paid indirectly in accordance with Securities and Exchange
    Commission rules, were 1.26%.

See accompanying notes



                                                              (continues)     25

Delaware Tax-Free New York Fund Class C


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                      8/31/06       8/31/05      8/31/04      8/31/03      8/31/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $10.670       $10.450      $10.200      $10.320      $10.330

Income (loss) from investment operations:

Net investment income                                                   0.370         0.376        0.401        0.406        0.426
Net realized and unrealized gain (loss) on investments                 (0.140)        0.220        0.250       (0.120)      (0.010)
                                                                      _______       _______      _______      _______      _______

Total from investment operations                                        0.230         0.596        0.651        0.286        0.416
                                                                      _______       _______      _______      _______      _______

Less dividends and distributions from:

Net investment income                                                  (0.370)       (0.376)      (0.401)      (0.406)      (0.426)
                                                                      _______       _______      _______      _______      _______

Total dividends and distributions                                      (0.370)       (0.376)      (0.401)      (0.406)      (0.426)
                                                                      _______       _______      _______      _______      _______


Net asset value, end of period                                        $10.530       $10.670      $10.450      $10.200      $10.320
                                                                      _______       _______      _______      _______      _______


Total Return (1)                                                        2.23%         5.80%        6.47%        2.79%        4.20%


Ratios and supplemental data:

Net assets, end of period (000 omitted)                                $2,068          $886       $2,329       $2,828       $1,115
Ratio of expenses to average net assets (2)                             1.40%         1.41%        1.25%        1.25%        1.25%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           1.84%         1.87%        1.77%        1.80%        1.90%
Ratio of net investment income to average net assets                    3.53%         3.54%        3.85%        3.90%        4.23%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           3.09%         3.08%        3.33%        3.35%        3.58%
Portfolio turnover                                                        20%           13%          26%          64%          43%
___________________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(2) Ratios for the years ended August 31, 2003 and 2002, including fees paid indirectly in accordance with Securities and Exchange
    Commission rules, were 1.26%.

See accompanying notes


Notes to financial statements


Delaware Tax-Free Florida Insured / Tax-Free New York Funds

August 31, 2006


Voyageur Mutual Funds (the "Voyageur Trust") is organized as a Delaware statutory trust and offers five series: Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund. Delaware Investments Municipal Trust (the "Delaware Trust", and together with the Voyageur Trust, collectively, the "Trusts") is organized as a Delaware statutory trust and offers one series: Delaware Tax-Free Florida Insured Fund. These financial statements and the related notes pertain to Delaware Tax-Free Florida Insured Fund and Delaware Tax-Free New York Fund (each a "Fund" or, collectively, as the "Funds"). The Trusts are open-end investment companies. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended and offer Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge of up to 1% if redeemed during the first two years, provided that, a financial advisor was paid commission on the purchase of those shares. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first twelve months.

The investment objective of Delaware Tax-Free Florida Insured Fund and Delaware Tax-Free New York Fund is to seek a high a level of current income exempt from federal income tax and the state personal income tax as is consistent with preservation of capital. Florida does not currently have a state personal income tax, but it does have an intangible personal property tax.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes - Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Although the Funds' tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Funds' financial statements.

Class Accounting - Investment income and common expenses are allocated to the classes of the Funds on the basis of "settled shares" of each class in relation to the net assets of the Funds. Realized and unrealized gains (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Delaware Investments
(R) Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

The Funds receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under the above arrangement is included in custodian fees on the Statements of Operations with the corresponding expense offset shown as "expense paid indirectly."


                                                              (continues)     27

Notes to financial statements


Delaware Tax-Free Florida Insured / Tax-Free New York Funds


2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund's average daily net assets as follows:


                                   Delaware Tax-Free     Delaware Tax-Free
                                 Florida Insured Fund      New York Fund
                                 ____________________    _________________

On the first $500 million               0.500%                 0.550%
On the next $500 million                0.475%                 0.500%
On the next $1.5 billion                0.450%                 0.450%
In excess of $2.5 billion               0.425%                 0.425%


DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed specified percentages of average daily net assets as shown below:

                                                            Delaware Tax-Free     Delaware Tax-Free
                                                           Florida Insured Fund     New York Fund
                                                           ____________________   _________________

The operating expense limitation as a percentage of
     average daily net assets (per annum)                          0.62%                 0.40%
Expiration date                                                  12/29/05              12/29/05
Effective December 30, 2005, operating expense limitation
     as a percentage of average daily net assets (per annum)       0.61%                 0.40%
Expiration date                                                  12/31/06              12/31/06


Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. Each Fund pays DSC a monthly fee computed at the annual rate of 0.04% of such Fund's average daily net assets for accounting and administration services. Each Fund also pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, each Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares.

At August 31, 2006, the Funds had liabilities payable to affiliates as follows:

                                                            Delaware Tax-Free     Delaware Tax-Free
                                                           Florida Insured Fund     New York Fund
                                                           ____________________   _________________

Investment Management fee payable to DMC                         $36,560               $1,401
Dividend disbursing, transfer agent fees, accounting and
     administration fees and other expenses payable to DSC         8,872                1,862
Distribution fees payable to DDLP                                 26,397                7,042
Other expenses payable to DMC and affiliates*                      4,974                  808

*DMC, as part of its administrative services, pays operating expenses on behalf of each Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees' fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal services, including internal legal services provided to the Funds by DMC employees. For the year ended August 31, 2006, the Funds' were charged for internal legal services provided by DMC as follows:

                                                            Delaware Tax-Free     Delaware Tax-Free
                                                           Florida Insured Fund     New York Fund
                                                           ____________________   _________________

                                                                  $5,965               $1,007

For the year ended August 31, 2006, DDLP earned commissions on sales of Class A shares for each Fund as follows:


                                                            Delaware Tax-Free     Delaware Tax-Free
                                                           Florida Insured Fund     New York Fund
                                                           ____________________   _________________

                                                                 $18,631               $5,568

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

For the year ended August 31, 2006, DDLP received gross contingent deferred sales charge commissions on redemption of each Fund's Class A, Class B and Class C shares, respectively. These commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of Class A, Class B and Class C shares. The amounts were as follows:

                                                            Delaware Tax-Free     Delaware Tax-Free
                                                           Florida Insured Fund     New York Fund
                                                           ____________________   _________________

Class A                                                          $   46                $    -
Class B                                                           3,271                 1,204
Class C                                                             509                   130


Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Funds.

3. Investments

For the year ended August 31, 2006, the Funds made purchases and sales of investment securities other than short-term investments as follows:

                                                            Delaware Tax-Free     Delaware Tax-Free
                                                           Florida Insured Fund     New York Fund
                                                           ____________________   _________________

Purchases                                                      $ 6,735,815           $5,169,271
Sales                                                           13,620,088            3,467,042

At August 31, 2006 the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:


                                                            Delaware Tax-Free     Delaware Tax-Free
                                                           Florida Insured Fund     New York Fund
                                                           ____________________   _________________

Cost of investments                                            $92,057,261           $17,422,657
                                                               ___________           ___________

Aggregate unrealized appreciation                              $ 4,779,316           $   906,577
Aggregate unrealized depreciation                                  (34,235)                    -
                                                               ___________           ___________

Net unrealized appreciation                                    $ 4,745,081           $   906,577
                                                               ___________           ___________


4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. The tax character of dividends and distributions paid during the years ended August 31, 2006 and 2005 was as follows:

                                                            Delaware Tax-Free         Delaware Tax-Free
                                                           Florida Insured Fund         New York Fund
                                                         ________________________    ___________________

                                                                Year Ended               Year Ended

                                                           8/31/06      8/31/05       8/31/06   8/31/05
                                                           _______      _______       _______   _______

Tax-exempt income                                        $4,534,215    $4,400,282    $722,866   $685,440

As of August 31, 2006, the components of net assets on a tax basis were as follows:

                                                            Delaware Tax-Free     Delaware Tax-Free
                                                           Florida Insured Fund     New York Fund
                                                           ____________________   _________________

Shares of beneficial interest                                  $ 96,385,804          $17,766,839
Other temporary differences                                               -                 (655)
Capital loss carryforwards                                         (517,691)            (216,360)
Post-October losses                                                       -              (11,520)
Unrealized appreciation of investments                            4,745,081              906,577
                                                               ____________          ___________

Net assets                                                     $100,613,194          $18,444,881
                                                               ____________          ___________

Post-October losses represent losses realized on investment transactions from November 1, 2005 through August 31, 2006, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.


                                                              (continues)     29

Notes to financial statements


Delaware Tax-Free Florida Insured / Tax-Free New York Funds



4. Dividend and Distribution Information (continued)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Delaware Tax-Free Florida Insured Fund and Delaware Tax-Free New York Fund utilized $172,566 and $6,847, respectively, of capital loss carryforwards from prior years in 2006. Capital loss carryforward amounts remaining at August 31, 2006 expire as follows:

                                                            Delaware Tax-Free     Delaware Tax-Free
Year of Expiration                                         Florida Insured Fund     New York Fund
__________________                                         ____________________   _________________

2008                                                           $    517,691          $         -
2009                                                                      -              216,360
                                                               ____________          ___________

Total                                                          $    517,691          $   216,360
                                                               ____________          ___________

5. Capital Shares

Transactions in capital shares were as follows:

                                                            Delaware Tax-Free         Delaware Tax-Free
                                                           Florida Insured Fund         New York Fund
                                                         ________________________    ___________________

                                                                Year Ended               Year Ended

                                                           8/31/06      8/31/05       8/31/06   8/31/05
Shares sold:
     Class A                                                647,558       771,683     197,010    181,145
     Class B                                                 15,964        34,695      31,881     36,925
     Class C                                                 84,929        30,020     121,329     42,532

Shares issued from reorganization:
     Class A                                                      _       948,019           _          _
     Class B                                                      _       238,033           _
     Class C                                                      _       199,779           _          _

Shares issued upon reinvestment of
     dividends and distributions:
     Class A                                                190,022       149,719      38,341     35,395
     Class B                                                  5,154         4,348       4,007      4,632
     Class C                                                  6,206         3,014       3,813      1,966
                                                         __________    __________     _______   ________

                                                            949,833     2,379,310     396,381    302,595
                                                         __________    __________     _______   ________

Shares repurchased:
     Class A                                             (1,195,082)     (973,048)   (183,809)   (87,166)
     Class B                                               (121,397)     (233,220)    (47,738)   (31,706)
     Class C                                                (63,645)      (37,307)    (11,772)  (184,316)
                                                         __________    __________     _______   ________

                                                         (1,380,124)   (1,243,575)   (243,319)  (303,188)
                                                         __________    __________     _______   ________

Net increase (decrease)                                    (430,291)    1,135,735     153,062       (593)
                                                         __________    __________     _______   ________


For the years ended August 31, 2006 and 2005, the following shares were converted from Class B to Class A shares. The respective amounts are included in Class B redemptions and Class A subscriptions in the tables above and the Statements of Changes in Net Assets.


                                                                                    Year Ended                 Year Ended
                                                                                      8/31/06                   8/31/05

                                                                    Class B    Class A               Class B    Class A
                                                                    shares     shares     Amount     shares     shares    Amount
                                                                    ______     ______     ______     ______     ______    ______

Delaware Tax-Free Florida Insured Fund                              48,081     48,107    $534,582    62,454     62,490   $703,111
Delaware Tax-Free New York Fund                                     17,055     17,007     178,750     8,994      8,977     95,273


6. Fund Reorganization

Effective April 11, 2005, Delaware Tax-Free Florida Insured Fund (the "Fund") acquired all of the assets and assumed all of the liabilities of Delaware Tax-Free Florida Fund, an open-end investment company, pursuant to a Plan and Agreement of Reorganization (the "Reorganization"). The shareholders of Delaware Tax-Free Florida Fund received shares of the respective class of the Fund equal to the aggregate net asset value of their shares prior to the Reorganization based on the net asset value per share of the respective classes of the Fund.

The Reorganization was treated as a non-taxable event and, accordingly, the Fund's basis in the securities acquired reflected the historical cost basis as of the date of transfer. The net assets, net unrealized appreciation and accumulated net realized loss of Delaware Tax-Free Florida Fund as of the close of business on April 8, 2005 were as follows:


                                                                     Accumulated
                                                 Net Unrealized     Net Realized
                                  Net Assets      Appreciation         Losses
                                 ___________     ______________     ____________

Delaware Tax-Free Florida Fund   $15,521,298        $648,070         $(515,360)*

*Includes prior capital loss carry forwards.

The net assets of the Fund prior to the Reorganization were $92,098,392. The combined net assets of the Funds after the reorganization were $107,619,690.

7. Line of Credit

The Funds, along with certain other funds in the Delaware Investments(R)
Family of Funds (the "Participants"), participate in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of August 31, 2006, or at any time during the year then ended.

8. Credit and Market Risks

The Funds concentrate their investments in securities issued by each corresponding state's municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

The Funds may invest in inverse floating rate securities ("inverse floaters"), a type of derivative tax-exempt obligation with floating or variable interest rates that move in the opposite direction of short-term interest rates, usually at an accelerated speed. Consequently, the market values of inverse floaters will generally be more volatile than other tax-exempt investments. Such securities are identified on the Statements of Net Assets.

The Funds may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a "current refunding." "Advance refunded bonds" are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates. Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at that time, including any required premium. Bonds become "defeased" when the rights and interests of the bondholders and their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody's Investors Service, Inc., Standard & Poor's Ratings Group, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement. The Delaware Tax-Free Florida Insured Fund will purchase escrow secured bonds without additional insurance only where the escrow is invested in securities of the U.S. government or agencies or instrumentalities of the U.S. government.


                                                                 (continues)  31

Notes to financial statements


Delaware Tax-Free Florida Insured / Tax-Free New York Funds


8. Credit and Market Risks (continued)

Each Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund's limitation on investments in illiquid assets. At August 31, 2006, there were no Rule 144A securities and no securities have been determined to be illiquid under the Funds' Liquidity Procedures.

9. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of loss to be remote.

10. Tax Information (Unaudited)

The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended August 31, 2006, each Fund designates distributions paid during the year as follows:

                                                                (A)                 (B)              (C)
                                                             Long Term           Ordinary            Tax-
                                                           Capital Gains          Income             Exempt            Total
                                                           Distributions       Distributions      Distributions    Distributions
                                                            (Tax Basis)         (Tax Basis)        (Tax Basis)      (Tax Basis)
                                                           _____________       _____________      _____________     ____________

Delaware Tax-Free Florida Insured Fund                           -                   -                100%              100%
Delaware Tax-Free New York Fund                                  -                   -                100%              100%

(A), (B), and (C) are based on a percentage of each Fund's total distributions.


Report of independent
registered public accounting firm


To the Shareholders and Board of Trustees
Delaware Investments Municipal Trust - Delaware Tax-Free Florida Insured Fund Voyageur Mutual Funds - Delaware Tax-Free New York Fund

We have audited the accompanying statements of net assets and statements of assets and liabilities of Delaware Tax-Free Florida Insured Fund (the sole series of Delaware Investments Municipal Trust) and Delaware Tax-Free New York Fund (one of the series constituting Voyageur Mutual Funds) (the "Funds") as of August 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Tax-Free Florida Insured Fund of Delaware Investments Municipal Trust and the Delaware Tax-Free New York Fund of Voyageur Mutual Funds at August 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.



                                                           /s/ Ernst & Young LLP



Philadelphia, Pennsylvania
October 11, 2006

Other Fund information


Delaware Tax-Free Florida Insured / Tax-Free New York Funds


Board Consideration of Delaware Tax-Free Florida Insured Fund and Delaware Tax-Free New York Fund Agreement

At a meeting held on May 17-18, 2006 (the "Annual Meeting"), the Board of Trustees, including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreements for the Delaware Tax-Free Florida Insured Fund and Delaware Tax-Free New York Fund (each a "Fund" and collectively the "Funds"). In making its decision, the Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the Annual Meeting. Information furnished and discussed throughout the year included reports detailing Fund performance, investment strategies, expenses, compliance matters and other services provided by Delaware Management Company ("DMC"), the investment advisor. Information furnished specifically in connection with the Annual Meeting included materials provided by DMC and its affiliates ("Delaware Investments") concerning, among other things, the level of services provided to the Funds, the costs of such services to the Funds, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, the Board considered independent historical and comparative reports prepared by Lipper Inc. ("Lipper"), an independent statistical compilation organization. The Board also considered industry comparative information presented by representatives from Lipper. The Lipper reports compared each Fund's investment performance and expenses with those of other comparable mutual funds. The Board also received certain supplemental information regarding management's policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit DMC's ability to fully invest in accordance with Fund policies.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel and representatives from Lipper. At the meeting with representatives from Lipper, Mr. Driscoll, then Chairman of the Delaware Investments Family of Funds, and Chairman and Chief Executive Officer of the investment advisor, was present to respond to questions by Lipper and the independent Trustees. While the Board considered the Investment Advisory Agreements for all of the funds in the Delaware Investments Family of Funds at the same Board meeting, information was provided and considered by the Board for each fund individually. In approving the continuance of the Investment Advisory Agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing advisory fee structure was fair and reasonable and that the continuance of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's deliberations and determination, including those relating to the selection of the investment advisor and the approval of the advisory fee.

Nature, Extent and Quality of Service. Consideration was given to the services provided by Delaware Investments to the Funds and their shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board meetings covering matters such as the relative performance of the Funds, compliance of portfolio managers with the investment policies, strategies and restrictions for the Funds, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments Family of Funds complex, the adherence to fair value pricing procedures as established by the Board and the accuracy of net asset value calculations. The Board noted that it was pleased with the current staffing of the Funds' investment advisor and management's efforts to strengthen and deepen portfolio management teams during the past year, the emphasis on research and the compensation system for advisory personnel. Favorable consideration was given to DMC's efforts to maintain, and in some instances increase, financial and human resources committed to fund matters. Other factors taken into account by the Board were Delaware Investments' preparedness for, and response to, legal and regulatory matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by Delaware Investments' affiliate, Delaware Service Company, Inc. ("DSC"), noting DSC's commitment to maintain a high level of service in keeping with its past receipt of the DALBAR Pyramid Award, and the continuing expenditures by Delaware Investments to improve the delivery of shareholder services. Additionally, the Board noted the extent of benefits provided to Fund shareholders for being part of the Delaware Investments Family of Funds, including the privilege to exchange investments between the same class of shares of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the privilege to combine holdings in other funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board considered the investment performance of DMC and the Funds. The Board was pleased with DMC's investment performance. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular weight was given to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for each Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the "Performance Universe"). A fund with the best performance is ranked first, and a fund with the poorest performance is ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25% - the second quartile; the next 25% - the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Funds was shown for the past one, three, five and 10 year periods ended January 31, 2006. The Board noted its objective that each Fund's performance for the periods considered be at or above the median of its Performance Universe. The following paragraphs summarize the performance results for each Fund and the Board's view of such performance.

Board Consideration of Delaware Tax-Free Florida Insured Fund and Delaware Tax-Free New York Fund Agreement (continued)

Delaware Tax-Free Florida Insured Fund - The Performance Universe for the Fund consisted of the Fund and all retail and institutional Florida insured municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund's total return for the one, three, five and 10 year periods was in the first quartile of such Performance Universe. The Board was satisfied with such performance.

Delaware Tax-Free New York Fund - The Performance Universe for the Fund consisted of the Fund and all retail and institutional New York municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund's total return for the one, three and five year periods was in the first quartile of such Performance Universe. The report further showed that the Fund's total return for the 10 year period was in the second quartile. The Board was satisfied with such performance.

Comparative Expenses. The Board considered expense data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Funds. The Board focused particularly on the comparative analysis of the management fees and total expense ratios of each Fund and the management fees and expense ratios of a group of similar funds as selected by Lipper (the "Expense Group"). In reviewing comparative costs, each Fund's contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into effect any applicable breakpoints and fee waivers. Each Fund's total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and compared total expenses including 12b-1 and non-12b-1 service fees. The Board also considered fees paid to Delaware Investments for non-management services. The Board noted its objective to limit each Fund's total expense ratio to an acceptable range as compared to the median of the Expense Group. The following paragraph summarizes the expense results for each Fund and the Board's view of such expenses.

Delaware Tax-Free Florida Insured Fund - The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

Delaware Tax-Free New York Fund - The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

Management Profitability. The Board considered the level of profits, if any, realized by Delaware Investments in connection with the operation of the Funds. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments' business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments' expenditures to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent SEC initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds, the benefits from allocation of fund brokerage to improve trading efficiencies and the use of "soft" commission dollars to pay for proprietary and non-proprietary research. The Board did not find that the level of profits realized by Delaware Investments from the relationships with the Funds and the Delaware Investments Family of Funds required negotiation of reduction of fees.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as each Fund's assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees took into account the standardized advisory fee pricing and structure approved by the Board and shareholders as part of a complex-wide shareholder meeting conducted in 1998/1999. At that time, Delaware Investments introduced breakpoints to account for management economies of scale. The Board noted that the fee under each Fund's management contract fell within the standard structure. Although the Funds have not reached a size at which they can take advantage of breakpoints, the Board recognized that the fees were structured so that when the Funds grow, economies of scale may be shared.

Board of trustees/directors
and officers addendum


Delaware Investments(R) Family of Funds


A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.



                                                                                                   Number of
                                                                                               Portfolios in Fund       Other
     Name,                                                                                      Complex Overseen    Directorships
    Address,             Position(s)           Length of             Principal Occupation(s)       by Trustee          Held by
 and Birth Date       Held with Fund(s)       Time Served              During Past 5 Years         or Officer     Trustee or Officer
____________________________________________________________________________________________________________________________________

Interested Trustees
____________________________________________________________________________________________________________________________________

 Patrick P. Coyne (1)     Chairman,      Chairman and Trustee      Patrick P. Coyne has served in      83                None
2005 Market Street        President,     since August 16, 2006      various executive capacities
 Philadelphia, PA      Chief Executive                                  at different times at
      19103             Officer, and          President and           Delaware Investments.(2)
                           Trustee       Chief Executive Officer
  April 14, 1963                          since August 1, 2006
____________________________________________________________________________________________________________________________________

Independent Trustees
____________________________________________________________________________________________________________________________________

Thomas L. Bennett          Trustee               Since                Private Investor -               83                None
2005 Market Street                             March 2005            (March 2004-Present)
 Philadelphia, PA
      19103                                                          Investment Manager -
                                                                     Morgan Stanley & Co.
 October 4, 1947                                                  (January 1984-March 2004)
____________________________________________________________________________________________________________________________________

   John A. Fry             Trustee               Since                    President -                  83              Director -
2005 Market Street                            January 2001        Franklin & Marshall College                      Community Health
 Philadelphia, PA                                                    (June 2002-Present)                                Systems
      19103
                                                                   Executive Vice President -                          Director -
   May 28, 1960                                                   University of Pennsylvania                         Allied Barton
                                                                    (April 1995-June 2002)                         Security Holdings
____________________________________________________________________________________________________________________________________

 Anthony D. Knerr          Trustee               Since           Founder and Managing Director -       83                None
2005 Market Street                             April 1990          Anthony Knerr & Associates
 Philadelphia, PA                                                    (Strategic Consulting)
      19103                                                              (1990-Present)

 December 7, 1938
____________________________________________________________________________________________________________________________________

Lucinda S. Landreth        Trustee               Since            Chief Investment Officer -           83                None
2005 Market Street                            March 2005                Assurant, Inc.
 Philadelphia, PA                                                        (Insurance)
      19103                                                              (2002-2004)

   June 24, 1947
____________________________________________________________________________________________________________________________________

   Ann R. Leven            Trustee               Since                      Owner -                    83            Director and
2005 Market Street                           September 1989             ARL Associates,                            Audit Committee
 Philadelphia, PA                                                 Strategic Financial Planning                    Chairperson - Andy
      19103                                                             Consulting Firm                           Warhol Foundation
                                                                        (1983-Present)
 November 1, 1940                                                                                                 Director and Audit
                                                                                                                  Committee Member -
                                                                                                                     Systemax, Inc.
____________________________________________________________________________________________________________________________________



                                                                                                   Number of
                                                                                               Portfolios in Fund       Other
     Name,                                                                                      Complex Overseen    Directorships
    Address,             Position(s)           Length of             Principal Occupation(s)       by Trustee          Held by
 and Birth Date       Held with Fund(s)       Time Served              During Past 5 Years         or Officer     Trustee or Officer
____________________________________________________________________________________________________________________________________

Independent Trustees (continued)
____________________________________________________________________________________________________________________________________

Thomas F. Madison          Trustee               Since                 President and Chief             83             Director -
2005 Market Street                              May 1999               Executive Officer -                          Banner Health
 Philadelphia, PA                                                      MLM Partners, Inc.
      19103                                                        (Small Business Investing                          Director -
                                                                         and Consulting)                          CenterPoint Energy
February 25, 1936                                                    (January 1993-Present)
                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                 Digital River, Inc.

                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                        Rimage
                                                                                                                     Corporation

                                                                                                                  Director - Valmont
                                                                                                                   Industries, Inc.
____________________________________________________________________________________________________________________________________

 Janet L. Yeomans          Trustee               Since                    Vice President               83                None
2005 Market Street                             April 1999             (January 2003-Present)
 Philadelphia, PA                                                         and Treasurer
      19103                                                           (January 2006-Present)
                                                                          3M Corporation
  July 31, 1948

                                                                       Ms. Yeomans has held
                                                                   various management positions
                                                                   at 3M Corporation since 1983.
____________________________________________________________________________________________________________________________________

J. Richard Zecher          Trustee               Since                        Founder -                83         Director and Audit
2005 Market Street                             March 2005               Investor Analytics                        Committee Member -
 Philadelphia, PA                                                        (Risk Management)                        Investor Analytics
      19103                                                             (May 1999-Present)
                                                                                                                  Director and Audit
  July 3, 1940                                                                Founder -                           Committee Member -
                                                                      Sutton Asset Management                        Oxigene, Inc.
                                                                           (Hedge Fund)
                                                                      (September 1998-Present)
____________________________________________________________________________________________________________________________________

Officers
____________________________________________________________________________________________________________________________________

Michael P. Bishof           Senior           Chief Financial      Michael P. Bishof has served in      83                None (3)
2005 Market Street      Vice President        Officer since        various executive capacities
 Philadelphia, PA            and              February 2005            at different times at
      19103             Chief Financial                                Delaware Investments.
                            Officer
August 18, 1962
____________________________________________________________________________________________________________________________________

 David F. Connor        Vice President,    Vice President since    David F. Connor has served as       83                None (3)
2005 Market Street      Deputy General      September 21, 2000       Vice President and Deputy
 Philadelphia, PA   Counsel, and Secretary     and Secretary             General Counsel of
      19103                                       since                 Delaware Investments
                                              October 2005                   since 2000.
 December 2, 1963
____________________________________________________________________________________________________________________________________

David P. O'Connor         Senior Vice     Senior Vice President,  David P. O'Connor has served in      83                None (3)
2005 Market Street        President,       General Counsel, and     various executive and legal
 Philadelphia, PA      General Counsel,    Chief Legal Officer     capacities at different times
      19103                and Chief              since               at Delaware Investments.
                         Legal Officer        October 2005
February 21, 1966
____________________________________________________________________________________________________________________________________

 John J. O'Connor    Senior Vice President      Treasurer          John J. O'Connor has served in      83                None (3)
2005 Market Street       and Treasurer            since             various executive capacities
 Philadelphia, PA                             February 2005             at different times at
      19103                                                            Delaware Investments.

  June 16, 1957
____________________________________________________________________________________________________________________________________

(1) Patrick P. Coyne is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') investment advisor.

(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s')
    investment advisor, principal underwriter, and its transfer agent.

(3) Michael P. Bishof, David F. Connor, David P. O'Connor, and John J. O'Connor serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.
    John J. O'Connor also serves in a similar capacity for Lincoln Variable Insurance Products Trust, which has the same investment advisor as the registrant.


The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

This annual report is for the information of Delaware Tax-Free Florida Insured Fund and Delaware Tax-Free New York Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free Florida Insured Fund and Delaware Tax-Free New York Fund and the Delaware Investments(R) Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Funds. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees


Patrick P. Coyne

Chairman, President, and
Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Thomas L. Bennett

Private Investor
Rosemont, PA

John A. Fry

President
Franklin & Marshall College
Lancaster, PA

Anthony D. Knerr

Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth

Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Ann R. Leven

Owner - ARL Associates,
Strategic Financial Planning
Consulting Firm
Washington, DC

Thomas F. Madison

President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans

Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher

Founder
Investor Analytics
Scottsdale, AZ


Affiliated officers


Michael P. Bishof

Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

David F. Connor

Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

David P. O'Connor

Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

John J. O'Connor

Senior Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA


Contact information


Investment manager

Delaware Management Company, a series
of Delaware Management Business Trust
Philadelphia, PA

National distributor

Delaware Distributors, L.P.
Philadelphia, PA

Shareholder servicing, dividend
disbursing, and transfer agent

Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For shareholders

800 523-1918

For securities dealers and financial
institutions representatives only

800 362-7500

Web site

www.delawareinvestments.com



Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; (ii) on each Fund's Web site at http://www.delawareinvestments.com; and (iii) on the Commission's Web site at http://www.sec.gov. Each Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended
June 30 is available without charge (i) through each Fund's Web site at http://www.delawareinvestments.com; and (ii) on the Commission's Web site at http://www.sec.gov.

Get shareholder reports and prospectuses online instead of in the mail.

> Visit www.delawareinvestments.com/edelivery

Simplify your life.


Manage your investments online!

Get Account Access, the Delaware Investments(R) secure Web site that allows you to conduct your business online. Gain 24-hour access to your account and one of the highest levels of Web security available. You also get:

o Hassle-free investing - Make online purchases and redemptions at any time.

o Simplified tax processing - Automatically retrieve your Delaware Investments accounts' 1099 information and import it directly into your 1040 tax return. Available only with Turbo Tax(R) Online(SM) and Desktop software - www.turbotax.com.

o Less mail clutter - Get instant access to your fund materials online with Delaware eDelivery.

Register for Account Access today! Please visit us at www.delawareinvestments.com, select Individual Investors, and click Account Access.

Please call our Shareholder Service Center at 800 523-1918 Monday through Friday from 8:00 a.m. to 7:00 p.m., Eastern Time, for assistance with any questions.




[DELAWARE INVESTMENTS LOGO]










(914)                                                         Printed in the USA
AR-FLNY [8/06] CGI 10/06                                    MF-06-09-023 PO11256

Annual Report                                     Delaware
                                                  Tax-Free Minnesota Fund

                                                  Delaware
                                                  Tax-Free Minnesota
                                                  Insured Fund

                                                  Delaware
                                                  Tax-Free Minnesota
                                                  Intermediate Fund

                                                  Delaware
                                                  Minnesota High-Yield
                                                  Municipal Bond Fund

                                                  August 31, 2006











                                                  Fixed income mutual funds





[DELAWARE INVESTMENTS LOGO]                       [LOGO] POWERED BY RESEARCH(R)

Table of contents


> Portfolio management review .................................................1

> Performance summaries .......................................................6

> Disclosure of Fund expenses ................................................14

> Sector allocation and credit rating breakdowns..............................16

> Statements of net assets ...................................................18

> Statements of operations ...................................................34

> Statements of changes in net assets ........................................35

> Financial highlights .......................................................37

> Notes to financial statements ..............................................49

> Report of independent registered public accounting firm ....................56

> Other Fund information .....................................................57

> Board of trustees/directors and officers addendum ..........................60

> About the organization .....................................................62












    Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

    Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2006 Delaware Distributors, L.P.

Portfolio management review


Delaware Minnesota Municipal Bond Funds

August 31, 2006


Joseph R. Baxter

Robert Collins

Co-managers of the funds

The managers of Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Insured Fund, Delaware Tax-Free Minnesota Intermediate Fund, and Delaware Minnesota High-Yield Municipal Bond Fund provided the answers to the questions below as a review of the funds' activities for the fiscal year ended August 31, 2006.

Q: What was the investment environment for the Delaware Investments municipal bond mutual funds during the fiscal year ended August 31, 2006?

A: Higher gasoline prices, rising short-term interest rates, and ongoing uneasiness about changes in the housing market generally caused concerns in the capital markets and weighed on many investors' outlook for the U.S. economy during our fiscal year. However, the U.S. economy continued its expansion throughout the year, recovering somewhat from a period of slower growth that occurred just after the August and September 2005 hurricanes. Property and casualty insurers held steady and provided a solid source of capital for the tax-exempt debt arena as the year progressed. To summarize, we generally viewed the national-level municipal bond market to be sound over the fiscal year, despite challenges.

During most of the fiscal year, the U.S. Federal Reserve (Fed) continued to raise interest rates. After gradually moving the target for the Fed funds rate from 3.50% to 5.25%, the Fed finally paused a long string of increases at its August 2006 meeting. A key tool in the Fed's monetary policy, the Fed funds rate reflects the percentage of interest that banks charge to lend money to each other overnight. Through the rate increases, the Fed aimed to moderate the pace of economic activity and head off inflation.

Earlier in 2006, the interest rate environment was such that the Treasury yield curve began to flatten, which means that the difference between short- and long-term bond yields grew smaller across the spectrum of maturities. This "flattening" was generally present throughout the second half of the fiscal year. In this type of environment, bonds with intermediate maturities - those in the three- to seven-year range - tend to underperform.

Low interest rates provided many issuers with refinancing opportunities early in the fiscal year, but new bond issuance dropped off significantly beginning in 2006 because more and more municipal issuers had already taken the opportunity to refinance bonds. For instance, through August 2006, the pace of new issuance of municipal securities year-to-date had retreated 15% versus the same period one year earlier (source: Thomson Financial).

Comparing tax-exempt and taxable holdings, municipal bond yields began the fiscal year at nearly the same level as Treasuries. By period end, however, that gap had widened, which reflected the greater decline in the value of Treasury bonds versus their municipal peers (source: Thomson Financial).

Q: What other market-related events influenced performance of the funds?

A: Credit quality among bond issuers remained strong or improved during the fiscal year, generally contributing to demand for lower-rated securities.

In the fiscal period's later stages, we saw more bonds coming to market that we believed to be of increased risk. Also of note, non-traditional buyers (those more interested in the relative valuation of the asset class than the tax-advantaged status of municipal bonds) continued to make their presence felt. These changes influenced trading patterns in the market and presented a new challenge to both mutual fund managers and individual investors.

Q: What conditions prevailed in the Minnesota debt market?

A: According to an August 1, 2006 report released by The Bond Buyer, bond issuance by state and local governments has decreased overall. The Bond Buyer further reported that Minnesota state issuance decreased by 43% over the period from January 2006 through June 2006 (compared to the same period the previous year).

                                                               (continues)     1

Portfolio management review


Minnesota's economy continues to expand due to its manufacturing sector concentration. The state has steady demographic trends including high personal income levels, high employment diversity and performance, and low unemployment. As of August 2006, the state's unemployment rate remained low at 3.7% compared to the national unemployment rate of 4.7% (source: U.S. Department of Labor).

Through March of fiscal 2006, tax revenues were up 8.3% (source: Nelson A. Rockefeller State Revenue Report #64). The state's general fund ended fiscal 2005 at $92.9 million. The budget reserve has rebounded to $1 billion, on a budgetary basis. The 2006-2007 budget projects a total spending increase of 8.4%. Most of the spending increases are going toward K-12 education, health and human services, and public safety. The state is paying for these increases with approximately $1 billion in new ongoing revenues, including a $0.75 per pack increase in the cigarette tax (source: Moody's).

Q: How did the market environment affect your approach to municipal bond investing at large?

A: In the interest rate environment that prevailed, our approach to municipal bond markets at times dictated that we retain current holdings, and ultimately our strategy resulted in limited transactions. During much of the year, we preferred to seek our objective by holding legacy bonds - securities purchased in prior fiscal periods - and relying on the attractive bond yields that already existed within our portfolio of investments.

Generally speaking, it became increasingly difficult in the prevailing interest rate environment to identify bonds in the market that were more attractive than the holdings in our portfolio. Frequently during the year, we opted to focus our resources on monitoring the credit of legacy bonds.

Overall, we adhered to our bottom-up investment style, which is based on security-by-security analysis and a free exchange of information among the various members of a deep team that includes portfolio managers, credit analysts, and traders.

Delaware Tax-Free Minnesota Fund

Q: How did the Fund perform versus its benchmark index and peer group?

A: Delaware Tax-Free Minnesota Fund returned 2.78% at net asset value and -1.86% at maximum offer price (both figures represent Class A shares with distributions reinvested) for the fiscal year ended August 31, 2006. The Fund's performance benchmark, the Lehman Brothers Municipal Bond Index, returned 3.03%. Its peer group - as measured by the Lipper Minnesota Municipal Debt Funds Average - returned 2.35% (source: Lipper). For the complete, annualized performance of Delaware Tax-Free Minnesota Fund, please see the table on page 6.

Q: What strategies affected Fund performance?

A: Despite a high level of refinancing activity in the market, we believed that many of the Delaware Tax-Free Minnesota Fund's legacy bonds would not be called, and we decided to hold them for their relatively attractive yields.

In keeping with our long-term commitment to holding a high-quality portfolio of investments, we again generally avoided the tobacco industry bonds, which have so greatly influenced performance in the municipal market in recent years, as we believe the sector has an elevated risk for litigation. We also remained underweighted versus the benchmark index in bonds backed by airline corporation revenues. Both stances generally were not beneficial when comparing Fund performance to the benchmark and many of our peer funds, as the airline and tobacco industries performed well on a total return basis.

During the 12-month span, it seemed that investors tended to seek the added yield and total return potential of lower-quality bonds, and thus securities with ratings further down the credit spectrum generally outperformed. At times, the margin of outperformance between two adjacent credit ratings was significant.

Within the portfolio, our exposure to bonds accorded AAA ratings was reduced during the fiscal year, and we increased the allocation of bonds rated BBB. The Fund gained some measure of improved performance relative to the benchmark due to multi-family housing securities. However, we experienced weakness with our exposure to Puerto Rico bonds because of budget problems in the commonwealth. These difficulties now appear to have been resolved, but we have reduced our exposure to Puerto Rico bonds in the Fund over the course of the period.

At fiscal year end, healthcare bonds, largely hospitals, comprised 27.77% of the Fund's portfolio upon the closure of the fiscal year period. A notable allocation for the Fund, although not a particularly large one, was bonds that finance continuing care retirement centers. During the year, we often found these securities to offer appealing risk-and-return characteristics.

Delaware Tax-Free Minnesota Insured Fund

Q: How did the Fund perform versus its benchmark index and peer group?

A: Delaware Tax-Free Minnesota Insured Fund returned 2.23% at net asset value and -2.34% at maximum offer price (both figures represent Class A shares with distributions reinvested) for the fiscal year ended August 31, 2006. The Fund's performance benchmark, the Lehman Brothers Municipal Bond Index, returned 3.03%. Its peer group, as measured by the Lipper Minnesota Municipal Debt Funds Average, returned 2.35% (source: Lipper). For the complete, annualized performance of Delaware Tax-Free Minnesota Insured Fund, please see the table on page 8.

Q: What strategies affected Fund performance?

A: Despite a high level of refinancing activity in the market, we believed that many of the Fund's legacy bonds would not be called, and decided to hold them for their relatively attractive yields.

This strategy did have the effect of shortening the Fund's average duration, which is a measure of a bond or a bond fund's sensitivity to changes in interest rates. Longer duration values indicate greater interest rate sensitivity, and shorter durations generally limit a bond fund's volatility and total return potential.

In keeping with our long-term commitment to holding a high-quality portfolio of investments, we again generally avoided the tobacco industry bonds, which have so greatly influenced performance in the municipal market in recent years, as we believe the sector has an elevated risk for litigation. We also remained underweighted versus the benchmark index in bonds backed by airline corporation revenues. Both stances generally were not beneficial when comparing Fund performance to the benchmark and many of our peer funds, as the airline and tobacco industries did perform well on a total return basis.

During the 12-month span, it seemed that investors tended to seek the added yield and total return potential of lower-quality bonds, and thus securities with ratings further down the credit spectrum generally outperformed. At times, the margin of outperformance between two adjacent credit ratings was significant.

The Fund keeps at least 80% of its assets in insured securities. Because lower-quality investments outperformed during the year, we often were near the full 20% allowed in non-insured bonds. A good portion of these holdings had A ratings - an investment-grade category that outperformed AAA insured bonds.

At fiscal year end, of the Fund's net assets, local general obligation bonds comprised 23.3%, healthcare bonds (with a focus on hospitals) 16.8%, and escrowed-to-maturity bonds 15.5%.

Delaware Tax-Free Minnesota Intermediate Fund

Q: How did the Fund perform versus its benchmark index and peer group?

A: Delaware Tax-Free Minnesota Intermediate Fund returned 2.62% at net asset value and -0.19% at maximum offer price (both figures represent Class A shares with


                                                               (continues)     3

Portfolio management review


distributions reinvested) for the fiscal year ended August 31, 2006.

As of August 31, 2006, Tax-Free Minnesota Intermediate Fund's benchmark index was changed from the Lehman Brothers 5-Year Municipal Bond Index to the Lehman Brothers Municipal 3-15 Year Index. Management believes the new benchmark index more accurately reflects the portion of the municipal market in which the Fund invests. There were no material changes to the Fund's investment objective or strategy.

For the fiscal year ended August 31, 2006, the Lehman Brothers Municipal 5-Year Index gained 2.27%, while the Lehman Brothers 3-15 Year Municipal Bond Index gained 2.64%. The Fund's peer group - as measured by the Lipper Other States Intermediate Municipal Debt Funds Average - returned 3.01% (source: Lipper).

For the complete, annualized performance of Delaware Tax-Free Minnesota Intermediate Fund, please see the table on page 10.

Q: What strategies affected Fund performance?

A: Despite a high level of refinancing activity in the market, we believed that many of the Fund's legacy bonds would not be called, and decided to hold them for their relatively attractive yields.

This strategy did have the effect of shortening the Fund's average duration, which is a measure of a bond or a bond fund's sensitivity to changes in interest rates. Longer duration values indicate greater interest rate sensitivity, and shorter durations generally limit a bond fund's volatility and total return potential. The Fund's duration profile at fiscal year end was near the lower end of our intended range, a consideration that we were monitoring. Should the market move toward favoring longer-term securities, we might be inclined to extend Fund duration intentionally.

In keeping with our long-term commitment to holding a high-quality portfolio of investments, we again generally avoided the tobacco industry bonds, which have so greatly influenced performance in the municipal market in recent years, as we believe the sector has an elevated risk for litigation. We also remained underweighted versus the benchmark index in bonds backed by airline corporation revenues. Both stances generally were not beneficial when comparing Fund performance to the benchmark and many of our peer funds, as the airline and tobacco industries did perform well on a total return basis.

During the 12-month span, it seemed that investors tended to seek the added yield and total return potential of lower-quality bonds, and thus securities with ratings further down the credit spectrum generally outperformed. At times, the margin of outperformance between two adjacent credit ratings was significant.

Within the portfolio, our exposure to bonds accorded AAA ratings was reduced during the fiscal year, and we increased the allocation of bonds rated both A and BBB. Our allocation to non-rated bonds also rose slightly. The Fund gained some measure of performance relative to the benchmark due to multi-family housing securities. However, we experienced weakness with our exposure to Puerto Rico bonds because of budget problems in the commonwealth. These difficulties now appear to have been resolved, but we have reduced our exposure to Puerto Rico bonds over the course of the period in the Fund. At fiscal year end, local general obligation bonds comprised 32.9% of the Fund's net assets, healthcare 22.48% with a focus on hospital bonds, and bonds related to higher education 10.4%.

Delaware Minnesota High-Yield Municipal Bond Fund

Q: How did the Fund perform versus its benchmark index and peer group?

A: Delaware Minnesota High-Yield Municipal Bond Fund returned 3.54% at net asset value and -1.12% at maximum offer price (both figures represent Class A shares with distributions reinvested) for the fiscal year ended August 31, 2006. The Fund's performance benchmark, the Lehman Brothers Municipal Bond Index, returned 3.03%. Its peer group - as measured by the Lipper Minnesota Municipal Debt Funds Average

- returned 2.35% (source: Lipper). For the complete, annualized performance of Delaware Minnesota High-Yield Municipal Bond Fund, please see the table on page 12.

Q: What strategies affected Fund performance?

A: Despite a high level of refinancing activity in the market, we believed that many of the Fund's legacy bonds would not be called, and decided to hold them for their relatively attractive yields.

In keeping with our long-term commitment to holding a high-quality portfolio of investments, we again generally avoided the tobacco industry bonds, which have so greatly influenced performance in the municipal market in recent years, as we believe the sector has an elevated risk for litigation. We also remained underweighted versus the benchmark index in bonds backed by airline corporation revenues. Both stances generally were not beneficial when comparing Fund performance to the benchmark and many of our peer funds, as the airline and tobacco industries did perform well on a total return basis.

During the 12-month span, it seemed that investors tended to seek the added yield and total return potential of lower-quality bonds, and thus securities with ratings further down the credit spectrum generally outperformed. At times, the margin of outperformance between two adjacent credit ratings was significant.

The trend toward outperformance by lower-quality securities generally helped high yield funds, and in keeping with the market environment, Delaware Minnesota High-Yield Municipal Bond Fund was the best performer among the four Minnesota open-end mutual funds managed by Delaware Management Company.

The Fund gained some measure of improved performance relative to the benchmark due to multi-family housing securities, which made up a significant portion of assets. However, we experienced weakness with our exposure to Puerto Rico bonds because of budget problems in the commonwealth. These difficulties now appear to have been resolved, but we have reduced our exposure to Puerto Rico bonds over the course of the period in the Fund.

Housing bonds, including large holdings of multi-family housing bonds, were the second-largest position in the Fund at fiscal year end. Healthcare bond positions, primarily hospital bonds and bonds issued to finance continuing care retirement centers, were larger in size and comprised 41% of the Fund's net assets.

Performance summary


Delaware Tax-Free Minnesota Fund


The performance data quoted represent past performance; past performance does not guarantee future results. A rise or fall in interest rates can have a significant impact on bond prices and the NAV (net asset value) of the Fund. Funds that invest in bonds can lose their value as interest rates rise, and an investor can lose principal. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting www.delawareinvestments.com/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Tax-Free Minnesota Fund prospectus contains this and other important information about the Fund. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site. Read it carefully before you invest or send money.

Fund Performance

Average annual total returns
Through August 31, 2006            1 year     5 years     10 years     Lifetime
________________________________________________________________________________

Class A (Est. 2/27/84)
Excluding sales charge             +2.78%      +5.18%      +5.58%       +7.45%
Including sales charge             -1.86%      +4.22%      +5.10%       +7.23%
________________________________________________________________________________

Class B (Est. 3/11/95)
Excluding sales charge             +2.01%      +4.39%      +4.96%       +5.21%
Including sales charge             -1.93%      +4.14%      +4.96%       +5.21%
________________________________________________________________________________

Class C (Est. 5/4/94)
Excluding sales charge             +2.08%      +4.41%      +4.82%       +4.92%
Including sales charge             +1.10%      +4.41%      +4.82%       +4.92%
________________________________________________________________________________

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Minnesota Fund during the periods shown above and on the next page. Performance would have been lower had the expense limitation not been in effect.

The performance table above and the graph on the next page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

Fund basics

As of August 31, 2006


________________________________________________________________________________

Fund objective
________________________________________________________________________________

The Fund seeks as high a level of current income exempt from federal income tax and from the Minnesota state personal income tax as is consistent with preservation of capital.

________________________________________________________________________________

Total Fund net assets
________________________________________________________________________________

$408 million

________________________________________________________________________________

Number of holdings
________________________________________________________________________________

147

________________________________________________________________________________

Fund start date
________________________________________________________________________________

February 27, 1984

________________________________________________________________________________

Your Fund managers
________________________________________________________________________________

Joseph R. Baxter joined Delaware Investments in 1999. He heads the firm's municipal bond department and is responsible for setting the department's investment strategy. He is also a co-portfolio manager of the firm's municipal bond funds and several client accounts. Formerly, he held investment positions with First Union. He received a bachelor's degree in finance and marketing from LaSalle University.

Robert F. Collins, CFA, joined Delaware Investments in 2004. He is a co-portfolio manager of several of the firm's municipal bond funds and client accounts. Formerly, he spent five years as a co-manager of the municipal portfolio management group, where he oversaw the tax-exempt investments of high net worth and institutional accounts. He earned a bachelor's degree in economics from Ursinus College.


________________________________________________________________________________

                                   Nasdaq symbols               CUSIPs
________________________________________________________________________________

Class A                            DEFFX                        928918101
Class B                            DMOBX                        928928696
Class C                            DMOCX                        928918408


[PERFORMANCE OF $10,000 INVESTMENT LINE GRAPH]


Chart assumes $10,000 invested on August 31, 1996 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses.

The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.


                                                               (continues)     7

Performance summary


Delaware Tax-Free Minnesota Insured Fund


The performance data quoted represent past performance; past performance does not guarantee future results. A rise or fall in interest rates can have a significant impact on bond prices and the NAV (net asset value) of the Fund. Funds that invest in bonds can lose their value as interest rates rise, and an investor can lose principal. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting www.delawareinvestments.com/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Tax-Free Minnesota Insured Fund prospectus contains this and other important information about the Fund. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site. Read it carefully before you invest or send money.

Fund Performance

Average annual total returns
Through August 31, 2006            1 year     5 years     10 years     Lifetime
________________________________________________________________________________

Class A (Est. 5/1/87)
Excluding sales charge             +2.23%      +4.55%      +5.25%       +6.30%
Including sales charge             -2.34%      +3.60%      +4.76%       +6.04%
________________________________________________________________________________

Class B (Est. 3/7/95)
Excluding sales charge             +1.47%      +3.78%      +4.62%       +4.93%
Including sales charge             -2.45%      +3.52%      +4.62%       +4.93%
________________________________________________________________________________

Class C (Est. 5/4/94)
Excluding sales charge             +1.46%      +3.77%      +4.47%       +4.62%
Including sales charge             +0.48%      +3.77%      +4.47%       +4.62%
________________________________________________________________________________

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Minnesota Insured Fund during the periods shown above and on the next page. Performance would have been lower had the expense limitation not been in effect.

The performance table above and the graph on the next page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

Fund basics

As of August 31, 2006


________________________________________________________________________________

Fund objective
________________________________________________________________________________

The Fund seeks as high a level of current income exempt from federal income tax and from the Minnesota state personal income tax, as is consistent with preservation of capital.

________________________________________________________________________________

Total Fund net assets
________________________________________________________________________________

$236 million

________________________________________________________________________________

Number of holdings
________________________________________________________________________________

77

________________________________________________________________________________

Fund start date
________________________________________________________________________________

May 1, 1987

________________________________________________________________________________

Your Fund managers
________________________________________________________________________________

Joseph R. Baxter joined Delaware Investments in 1999. He heads the firm's municipal bond department and is responsible for setting the department's investment strategy. He is also a co-portfolio manager of the firm's municipal bond funds and several client accounts. Formerly, he held investment positions with First Union. He received a bachelor's degree in finance and marketing from LaSalle University.

Robert F. Collins, CFA, joined Delaware Investments in 2004. He is a co-portfolio manager of several of the firm's municipal bond funds and client accounts. Formerly, he spent five years as a co-manager of the municipal portfolio management group, where he oversaw the tax-exempt investments of high net worth and institutional accounts. He earned a bachelor's degree in economics from Ursinus College.

________________________________________________________________________________

                                   Nasdaq symbols               CUSIPs
________________________________________________________________________________

Class A                            MNINX                        928916105
Class B                            DVMBX                        928928563
Class C                            DVMCX                        928916600


[PERFORMANCE OF $10,000 INVESTMENT LINE GRAPH]


Chart assumes $10,000 invested on August 31, 1996 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses.

The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.


                                                               (continues)     9

Performance summary


Delaware Tax-Free Minnesota Intermediate Fund


The performance data quoted represent past performance; past performance does not guarantee future results. A rise or fall in interest rates can have a significant impact on bond prices and the NAV (net asset value) of the Fund. Funds that invest in bonds can lose their value as interest rates rise, and an investor can lose principal. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting www.delawareinvestments.com/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Tax-Free Minnesota Intermediate Fund prospectus contains this and other important information about the Fund. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site. Read it carefully before you invest or send money.

Fund Performance

Average annual total returns
Through August 31, 2006            1 year     5 years     10 years     Lifetime
________________________________________________________________________________

Class A (Est. 10/27/85)
Excluding sales charge             +2.62%      +4.83%      +4.65%       +5.43%
Including sales charge             -0.19%      +4.25%      +4.35%       +5.29%
________________________________________________________________________________

Class B (Est. 8/15/95)
Excluding sales charge             +1.75%      +3.95%      +4.22%       +4.26%
Including sales charge             -0.23%      +3.95%      +4.22%       +4.26%
________________________________________________________________________________

Class C (Est. 5/4/94)
Excluding sales charge             +1.75%      +3.96%      +3.79%       +3.91%
Including sales charge             +0.76%      +3.96%      +3.79%       +3.91%
________________________________________________________________________________

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 2.75% and have an annual distribution and service fee of up to 0.25%. The distributor has contracted to limit this amount to 0.15% through December 31, 2006.

Class B shares are sold with a contingent deferred sales charge that declines from 2% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. They are also subject to an annual distribution and service fee of 1%. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after five years.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Minnesota Intermediate Fund during the periods shown above and on the next page. Performance would have been lower had the expense limitation not been in effect.

The performance table above and the graph on the next page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

Fund basics

As of August 31, 2006


________________________________________________________________________________

Fund objective
________________________________________________________________________________

The Fund seeks to provide investors with preservation of capital and, secondarily, current income exempt from federal income tax and the Minnesota state personal income tax, by maintaining a dollar-weighted average effective portfolio maturity of 10 years or less.

________________________________________________________________________________

Total Fund net assets
________________________________________________________________________________

$55 million

________________________________________________________________________________

Number of holdings
________________________________________________________________________________

47

________________________________________________________________________________

Fund start date
________________________________________________________________________________

October 27, 1985

________________________________________________________________________________

Your Fund managers
________________________________________________________________________________

Joseph R. Baxter joined Delaware Investments in 1999. He heads the firm's municipal bond department and is responsible for setting the department's investment strategy. He is also a co-portfolio manager of the firm's municipal bond funds and several client accounts. Formerly, he held investment positions with First Union. He received a bachelor's degree in finance and marketing from LaSalle University.

Robert F. Collins, CFA, joined Delaware Investments in 2004. He is a co-portfolio manager of several of the firm's municipal bond funds and client accounts. Formerly, he spent five years as a co-manager of the municipal portfolio management group, where he oversaw the tax-exempt investments of high net worth and institutional accounts. He earned a bachelor's degree in economics from Ursinus College.

________________________________________________________________________________

                                   Nasdaq symbols            CUSIPs
________________________________________________________________________________

Class A                            DXCCX                     928930106
Class B                            DVSBX                     928928399
Class C                            DVSCX                     928930205


[PERFORMANCE OF $10,000 INVESTMENT LINE GRAPH]


Chart assumes $10,000 invested on August 31, 1996 and includes the effect of a 2.75% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses.

The Lehman Brothers 3-15 Year Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds with maturities of 3 to 15 years. The Lehman Brothers 5-Year Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds with maturities of 5 years. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.


                                                              (continues)     11

Performance summary


Delaware Minnesota High-Yield Municipal Bond Fund


The performance data quoted represent past performance; past performance does not guarantee future results. A rise or fall in interest rates can have a significant impact on bond prices and the NAV (net asset value) of the Fund. Funds that invest in bonds can lose their value as interest rates rise, and an investor can lose principal. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting www.delawareinvestments.com/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Minnesota High-Yield Municipal Bond Fund prospectus contains this and other important information about the Fund. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site. Read it carefully before you invest or send money.


Fund Performance

Average annual total returns
Through August 31, 2006            1 year     5 years     10 years     Lifetime
________________________________________________________________________________

Class A (Est. 6/4/96)
Excluding sales charge             +3.54%      +6.51%      +6.18%       +6.16%
Including sales charge             -1.12%      +5.53%      +5.69%       +5.68%
________________________________________________________________________________

Class B (Est. 6/12/96)
Excluding sales charge             +2.77%      +5.73%      +5.54%       +5.78%
Including sales charge             -1.20%      +5.49%      +5.54%       +5.78%
________________________________________________________________________________

Class C (Est. 6/7/96)
Excluding sales charge             +2.76%      +5.73%      +5.40%       +5.39%
Including sales charge             +1.77%      +5.73%      +5.40%       +5.39%
________________________________________________________________________________

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Minnesota High-Yield Municipal Bond Fund during the periods shown above and on the next page. Performance would have been lower had the expense limitation not been in effect.

The performance table above and the graph on the next page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

Fund basics

As of August 31, 2006


________________________________________________________________________________

Fund objective
________________________________________________________________________________

The Fund seeks as high a level of current income exempt from federal income tax and from the Minnesota state personal income tax, primarily through investment in medium-and lower-grade municipal obligations.

________________________________________________________________________________

Total Fund net assets
________________________________________________________________________________

$118 million

________________________________________________________________________________

Number of holdings
________________________________________________________________________________

102

________________________________________________________________________________

Fund start date
________________________________________________________________________________

June 4, 1996

________________________________________________________________________________

Your Fund managers
________________________________________________________________________________

Joseph R. Baxter joined Delaware Investments in 1999. He heads the firm's municipal bond department and is responsible for setting the department's investment strategy. He is also a co-portfolio manager of the firm's municipal bond funds and several client accounts. Formerly, he held investment positions with First Union. He received a bachelor's degree in finance and marketing from LaSalle University.

Robert F. Collins, CFA, joined Delaware Investments in 2004. He is a co-portfolio manager of several of the firm's municipal bond funds and client accounts. Formerly, he spent five years as a co-manager of the municipal portfolio management group, where he oversaw the tax-exempt investments of high net worth and institutional accounts. He earned a bachelor's degree in economics from Ursinus College.

________________________________________________________________________________

                                   Nasdaq symbols            CUSIPs
________________________________________________________________________________

Class A                            DVMHX                     928928316
Class B                            DVMYX                     928928290
Class C                            DVMMX                     928928282


[PERFORMANCE OF $10,000 INVESTMENT LINE GRAPH]


Chart assumes $10,000 invested on August 31, 1996 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses.

The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Disclosure of Fund expenses


For the period March 1, 2006 to August 31, 2006


As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2006 to August 31, 2006.

Actual Expenses

The first section of the tables shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the tables shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Each Fund's actual expenses shown in the tables reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

"Expenses Paid During Period" are equal to the Funds' annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Delaware Tax-Free Minnesota Fund
Expense Analysis of an Investment of $1,000

                                                                       Expenses
                       Beginning         Ending                      Paid During
                        Account          Account      Annualized       Period
                         Value            Value        Expense        3/1/06 to
                        3/1/06           8/31/06        Ratio          8/31/06
________________________________________________________________________________

Actual Fund Return

Class A                $1,000.00        $1,018.40        0.93%          $4.73
Class B                 1,000.00         1,014.60        1.68%           8.53
Class C                 1,000.00         1,015.30        1.68%           8.53
________________________________________________________________________________

Hypothetical 5% Return (5% return before expenses)

Class A                $1,000.00        $1,020.52        0.93%          $4.74
Class B                 1,000.00         1,016.74        1.68%           8.54
Class C                 1,000.00         1,016.74        1.68%           8.54
________________________________________________________________________________

Delaware Tax-Free Minnesota Insured Fund
Expense Analysis of an Investment of $1,000

                                                                       Expenses
                       Beginning         Ending                      Paid During
                        Account          Account      Annualized       Period
                         Value            Value        Expense        3/1/06 to
                        3/1/06           8/31/06        Ratio          8/31/06
________________________________________________________________________________

Actual Fund Return

Class A                $1,000.00        $1,014.90        0.89%          $4.52
Class B                 1,000.00         1,011.10        1.64%           8.31
Class C                 1,000.00         1,010.20        1.64%           8.31
________________________________________________________________________________

Hypothetical 5% Return (5% return before expenses)

Class A                $1,000.00        $1,020.72        0.89%          $4.53
Class B                 1,000.00         1,016.94        1.64%           8.34
Class C                 1,000.00         1,016.94        1.64%           8.34
________________________________________________________________________________

Delaware Tax-Free Minnesota Intermediate Fund
Expense Analysis of an Investment of $1,000

                                                                       Expenses
                       Beginning         Ending                      Paid During
                        Account          Account      Annualized       Period
                         Value            Value        Expense        3/1/06 to
                        3/1/06           8/31/06        Ratio          8/31/06
________________________________________________________________________________

Actual Fund Return

Class A                $1,000.00        $1,018.70        0.75%          $3.82
Class B                 1,000.00         1,014.40        1.60%           8.12
Class C                 1,000.00         1,014.40        1.60%           8.12
________________________________________________________________________________

Hypothetical 5% Return (5% return before expenses)

Class A                $1,000.00        $1,021.42        0.75%          $3.82
Class B                 1,000.00         1,017.14        1.60%           8.13
Class C                 1,000.00         1,017.14        1.60%           8.13
________________________________________________________________________________

Delaware Minnesota High-Yield Municipal Bond Fund
Expense Analysis of an Investment of $1,000

                                                                       Expenses
                       Beginning         Ending                      Paid During
                        Account          Account      Annualized       Period
                         Value            Value        Expense        3/1/06 to
                        3/1/06           8/31/06        Ratio          8/31/06
________________________________________________________________________________

Actual Fund Return

Class A                $1,000.00        $1,023.70        0.89%          $4.54
Class B                 1,000.00         1,019.80        1.64%           8.35
Class C                 1,000.00         1,019.80        1.64%           8.35
________________________________________________________________________________

Hypothetical 5% Return (5% return before expenses)

Class A                $1,000.00        $1,020.72        0.89%          $4.53
Class B                 1,000.00         1,016.94        1.64%           8.34
Class C                 1,000.00         1,016.94        1.64%           8.34
________________________________________________________________________________

Sector allocations and credit rating breakdowns


As of August 31, 2006


Sector designations may be different than the sector designations presented in other Fund materials.


Delaware Tax-Free Minnesota Fund

                                                                     Percentage
Sector                                                             of Net Assets
________________________________________________________________________________

Municipal Bonds                                                       97.12%

Corporate-Backed Revenue Bonds                                         6.10%

Education Revenue Bonds                                                4.49%

Electric Revenue Bonds                                                11.23%

Escrowed to Maturity Bonds                                             0.89%

Health Care Revenue Bonds                                             27.77%

Housing Revenue Bonds                                                  7.51%

Lease Revenue Bonds                                                    2.51%

Local General Obligation Bonds                                        14.87%

Pre-Refunded Bonds                                                     9.21%

Special Tax Bonds                                                      1.26%

State General Obligation Bonds                                         6.20%

Transportation Revenue Bonds                                           3.76%

Water & Sewer Revenue Bonds                                            1.32%
________________________________________________________________________________

Short-Term Investments                                                 2.06%

Money Market Instruments                                               0.10%

Variable Rate Demand Notes                                             1.96%
________________________________________________________________________________

Total Market Value of Securities                                      99.18%
________________________________________________________________________________

Receivables and Other Assets Net of Liabilities                        0.82%
________________________________________________________________________________

Total Net Assets                                                     100.00%
________________________________________________________________________________


Credit Rating Breakdown                                              Percentage
(as a % of fixed income investments)                               of Net Assets
________________________________________________________________________________

AAA                                                                   37.36%
AA                                                                    16.55%
A                                                                     17.94%
BBB                                                                   15.13%
BB                                                                     2.11%
Not Rated                                                             10.91%
________________________________________________________________________________

Total                                                                100.00%
________________________________________________________________________________


Delaware Tax-Free Minnesota Insured Fund

                                                                     Percentage
Sector                                                             of Net Assets
________________________________________________________________________________

Municipal Bonds                                                       95.85%

Corporate-Backed Revenue Bonds                                         0.78%

Education Revenue Bonds                                                5.94%

Electric Revenue Bonds                                                 6.20%

Escrowed to Maturity Bonds                                            15.45%

Health Care Revenue Bonds                                             16.82%

Housing Revenue Bonds                                                  4.15%

Lease Revenue Bonds                                                    5.29%

Local General Obligation Bonds                                        23.30%

Pre-Refunded Bonds                                                     9.92%

Special Tax Bonds                                                      0.80%

State General Obligation Bonds                                         2.45%

Transportation Revenue Bonds                                           4.75%
________________________________________________________________________________

Short-Term Investments                                                 3.11%

Money Market Instruments                                               0.37%

Variable Rate Demand Notes                                             2.74%
________________________________________________________________________________

Total Market Value of Securities                                      98.96%
________________________________________________________________________________

Receivables and Other Assets Net of Liabilities                        1.04%
________________________________________________________________________________

Total Net Assets                                                     100.00%
________________________________________________________________________________


Credit Rating Breakdown                                              Percentage
(as a % of fixed income investments)                               of Net Assets
________________________________________________________________________________

AAA                                                                   79.11%

AA                                                                     4.85%

A                                                                     12.69%

BBB                                                                    3.35%
________________________________________________________________________________

Total                                                                100.00%
________________________________________________________________________________

Sector designations may be different than the sector designations presented in other Fund materials.


Delaware Tax-Free Minnesota Intermediate Fund

                                                                     Percentage
Sector                                                             of Net Assets
________________________________________________________________________________

Municipal Bonds                                                       98.97%

Corporate-Backed Revenue Bonds                                         7.53%

Education Revenue Bonds                                                6.34%

Electric Revenue Bonds                                                 1.92%

Escrowed to Maturity Bonds                                             2.08%

Health Care Revenue Bonds                                             22.48%

Housing Revenue Bonds                                                  6.96%

Lease Revenue Bonds                                                    4.06%

Local General Obligation Bonds                                        32.94%

Pre-Refunded Bonds                                                     6.41%

State General Obligation Bonds                                         6.80%

Transportation Revenue Bonds                                           1.45%
________________________________________________________________________________

Short-Term Investments                                                 0.13%

Money Market Instruments                                               0.13%
________________________________________________________________________________

Total Market Value of Securities                                      99.10%
________________________________________________________________________________

Receivables and Other Assets Net of Liabilities                        0.90%
________________________________________________________________________________

Total Net Assets                                                     100.00%
________________________________________________________________________________


Credit Rating Breakdown                                              Percentage
(as a % of fixed income investments)                               of Net Assets
________________________________________________________________________________

AAA                                                                   41.84%

AA                                                                    11.42%

A                                                                     18.36%

BBB                                                                   17.11%

Not Rated                                                             11.27%
________________________________________________________________________________

Total                                                                100.00%
________________________________________________________________________________


Delaware Minnesota High-Yield Municipal Bond Fund

                                                                     Percentage
Sector                                                             of Net Assets
________________________________________________________________________________

Municipal Bonds                                                       95.23%

Corporate-Backed Revenue Bonds                                         4.50%

Education Revenue Bonds                                                4.38%

Electric Revenue Bonds                                                 7.19%

Health Care Revenue Bonds                                             40.75%

Housing Revenue Bonds                                                 15.84%

Lease Revenue Bonds                                                    2.23%

Local General Obligation Bonds                                         9.05%

Pre-Refunded Bonds                                                     6.39%

Special Tax Bonds                                                      0.89%

State General Obligation Bonds                                         2.24%

Transportation Revenue Bonds                                           1.77%
________________________________________________________________________________

Short-Term Investments                                                 3.99%

Money Market Instruments                                               0.67%

Variable Rate Demand Notes                                             3.32%
________________________________________________________________________________

Total Market Value of Securities                                      99.22%
________________________________________________________________________________

Receivables and Other Assets Net of Liabilities                        0.78%
________________________________________________________________________________

Total Net Assets                                                     100.00%
________________________________________________________________________________


Credit Rating Breakdown                                              Percentage
(as a % of fixed income investments)                               of Net Assets
________________________________________________________________________________

AAA                                                                   16.74%

AA                                                                    10.97%

A                                                                     21.78%

BBB                                                                   18.09%

BB                                                                     1.50%

Not Rated                                                             30.92%
________________________________________________________________________________

Total                                                                100.00%
________________________________________________________________________________

Statements of net assets


Delaware Tax-Free Minnesota Fund

August 31, 2006


                                                  Principal            Market
                                                   Amount              Value
________________________________________________________________________________

Municipal Bonds - 97.12%
________________________________________________________________________________

Corporate-Backed Revenue Bonds - 6.10%
     Cloquet Pollution Control Revenue
          (Potlatch Corp. Project)
          5.90% 10/1/26                           $6,500,000         $ 6,612,255
     Laurentian Energy Authority I
          Cogeneration Revenue Series A
          5.00% 12/1/21                            8,000,000           8,082,080
     Sartell Environmental Improvement
          Revenue (International Paper)
          Series A 5.20% 6/1/27                    5,465,000           5,615,014
     Seaway Port Authority of Duluth
          Industrial Development
          Dock & Wharf Revenues
          (Cargill, Inc. Project) Series E
          6.125% 11/1/14                           4,500,000           4,598,010
                                                                     ___________

                                                                      24,907,359
                                                                     ___________
Education Revenue Bonds - 4.49%
     Minnesota State Colleges &
          Universities Revenue Fund
          Series A 5.00% 10/1/29 (MBIA)            1,665,000           1,758,873
     Minnesota State Higher Education
          Facilities Authority Revenue
          (Augsburg College)
          Series 6-C 5.00% 5/1/20                  1,250,000           1,293,763
          Series 6-J1 5.00% 5/1/36                 2,225,000           2,257,685
          (College of St. Benedict)
          Series 4-G 6.20% 3/1/16                  1,000,000           1,001,380
          (St. Catherine College)
          Series 5-N1
          5.25% 10/1/22                            1,500,000           1,559,640
          5.375% 10/1/32                           1,000,000           1,047,430
   & University of Minnesota, Inverse
          Floater ROLs Series II-R-29
          7.453% 7/1/21                            5,250,000           6,815,497
          7.96% 7/1/18                             1,920,000           2,570,112
                                                                     ___________

                                                                      18,304,380
                                                                     ___________
Electric Revenue Bonds - 11.23%
     Chaska Electric Revenue
          (Generating Facilities) Series A
          5.00% 10/1/30                            3,000,000           3,096,030
     Minnesota State Municipal Power
          Agency
          5.00% 10/1/35                            3,000,000           3,087,030
          Series A 5.00% 10/1/34                   4,250,000           4,363,518
          Series A 5.125% 10/1/29                  3,000,000           3,114,450
     Northern Minnesota Municipal
          Power Agency Electric System
          Revenue
        ^ Series A 5.849% 1/1/09 (AMBAC)           3,815,000           3,505,413
          Series B 4.75% 1/1/20 (AMBAC)            2,500,000           2,565,300
     Rochester Electric Utilities Revenue
          5.25% 12/1/30                            4,915,000           5,091,350
     Shakopee Public Utilities
          Commission Revenue
          5.125% 2/1/26 (MBIA)                     1,000,000           1,026,100
     Southern Minnesota Municipal
          Power Agency Supply System
          Revenue Series A
          5.00% 1/1/12 (AMBAC)                     4,205,000           4,476,601
          5.00% 1/1/13 (MBIA)                      5,820,000           6,248,526
          5.25% 1/1/15 (AMBAC)                     3,000,000           3,309,180
   & Southern Minnesota Municipal
          Power Agency Supply System
          Revenue, Inverse Floater ROLs
          Series II-R-189
          7.251% 1/1/15 (AMBAC)                    2,950,000           3,558,084
          Series II-R-189-3
          6.966% 1/1/14 (AMBAC)                    2,000,000           2,382,720
                                                                     ___________

                                                                      45,824,302
                                                                     ___________
Escrowed to Maturity Bonds - 0.89%
     Southern Minnesota Municipal
          Power Agency Supply System
          Revenue Series B
          5.50% 1/1/15 (AMBAC)                       990,000           1,048,024
     University of Minnesota Series A
          5.50% 7/1/21                             2,000,000           2,298,160
     Western Minnesota Municipal
          Power Agency Supply Revenue
          Series A 9.75% 1/1/16 (MBIA)               185,000             266,172
                                                                     ___________

                                                                       3,612,356
                                                                     ___________
Health Care Revenue Bonds - 27.77%
     Aitkin Health Care Facilities
          Revenue (Riverwood Health
          Care Center) 5.60% 2/1/32                1,500,000           1,534,395
     Apple Valley Economic
          Development Authority Health
          Care Revenue
          (Augustana Home St.
          Paul Project) Series A
          6.00% 1/1/40                             2,700,000           2,742,336
          (Evercare Senior Living Project)
          Series A 6.125% 6/1/35                   4,000,000           4,027,440
     Bemidji Hospital Facilities First
          Meeting Revenue (North
          Country Health Services)
          5.00% 9/1/24 (RADIAN)                      740,000             763,391
     Bloomington Housing &
          Redevelopment Authority
          Housing Revenue (Senior
          Summerhouse Bloomington
          Project, Presbyterian Homes
          Housing & Assisted Living)
          6.125% 5/1/35                            3,420,000           3,490,110
     Breckenridge Catholic Health
          Initiatives 5.00% 5/1/30                 2,000,000           2,085,860

                                                  Principal            Market
                                                   Amount              Value
________________________________________________________________________________

Municipal Bonds (continued)
________________________________________________________________________________

Health Care Revenue Bonds (continued)
     Buffalo Health Care Revenue
          (Central Minnesota Senior
          Housing Project) Series A
          5.50% 9/1/33                           $ 1,270,000        $  1,262,926
     Duluth Economic Development
          Authority Health Care Facilities
          Revenue Benedictine Health
          System (St. Mary's Hospital)
          5.25% 2/15/33                           10,000,000          10,377,300
          5.50% 2/15/23                            1,000,000           1,070,240
     Maple Grove Health Care Facilities
          Revenue (North Memorial
          Health Care)
          5.00% 9/1/29                             1,000,000           1,032,560
          5.00% 9/1/35                             5,850,000           6,005,669
     Marshall Medical Center Gross
          Revenue (Weiner Memorial
          Medical Center Project)
          6.00% 11/1/28                            1,000,000           1,044,190
     Minneapolis Health Care Facility
          Revenue (Jones-Harrison
          Residence Project)
          5.60% 10/1/30                            1,550,000           1,562,943
     Minneapolis Health Care System
          Revenue
          (Allina Health Systems) Series A
          5.75% 11/15/32                           9,500,000          10,198,725
          (Fairview Health Services)
          Series D
          5.00% 11/15/30 (AMBAC)                   2,500,000           2,624,925
          5.00% 11/15/34 (AMBAC)                   2,500,000           2,617,775
     Minnesota Agricultural &
          Economic Development Board
          Revenue
          (Benedictine Health Systems)
          5.75% 2/1/29                             1,895,000           1,924,733
          (Fairview Health Care System)
          Series A 6.375% 11/15/29                    15,000              16,235
     Northfield Hospital Revenue
          5.375% 11/1/26                           3,785,000           4,011,343
     Prior Lake Senior Housing Revenue
          (Shepherds Path Senior
          Housing) Series B
          5.70% 8/1/36                             2,000,000           2,016,760
          5.75% 8/1/41                             1,000,000           1,008,820
     Rochester Health Care Facilities
          Revenue
          (Mayo Clinic) 5.00% 11/15/36             7,000,000           7,303,100
          (Mayo Foundation) Series B
          5.50% 11/15/27                             700,000             725,522
   & Rochester Health Care Facilities
          Revenue (Mayo Foundation),
          Inverse Floater ROLs
          Series II-R-28
          Series A 7.453% 11/15/27                 2,100,000           2,253,153
   & Rochester Health Care Facilities
          Revenue (Mayo Foundation),
          Inverse Floater ROLs
          Series II-R-28 (continued)
          Series B 7.453% 11/15/27                 8,375,000           8,985,789
     Rochester Multifamily Housing
          Revenue (Wedum Shorewood
          Campus Project) 6.60% 6/1/36             3,890,000           4,015,997
     Shakopee Health Care Facilities
          Revenue (St. Francis Regional
          Medical Center)
          5.10% 9/1/25                             2,000,000           2,074,840
          5.25% 9/1/34                             7,000,000           7,281,750
     St. Louis Park Health Care Facilities
          Revenue (Park Nicollet Health
          Services) Series B 5.25% 7/1/30          9,420,000           9,871,972
     St. Paul Housing & Redevelopment
          Authority Hospital Revenue
          (Health East Project)
          6.00% 11/15/35                           4,340,000           4,769,573
          Series A 5.70% 11/1/15                   1,300,000           1,341,678
     Washington County Housing &
          Redevelopment Authority
          Hospital Facilities Revenue
          (Health East Project)
          5.50% 11/15/27                           1,000,000           1,023,100
     Woodbury Economic Development
          Authority Housing Revenue
          (Senior Summerhouse
          Woodbury Project) Series B
          5.75% 6/1/41                             2,250,000           2,294,550
                                                                    ____________

                                                                     113,359,700
                                                                    ____________
Housing Revenue Bonds - 7.51%
     Brooklyn Center Multifamily
          Housing Revenue (Shingle
          Creek) 5.40% 5/20/43 (GNMA)
          (AMT)                                    1,000,000           1,026,180
     Hopkins Multifamily Housing
          Revenue (Hopkins Renaissance
          Project-Section 8)
          6.375% 4/1/20                            1,000,000           1,033,180
   @ Hutchinson Multifamily
          Housing Revenue (Evergreen
          Apartments Project-Section 8)
          5.75% 11/1/28                              890,000             848,490
     Minneapolis Multifamily Housing
          Revenue
          (Grant Street Apartments
          Project) Series A
          7.25% 11/1/29                              750,000             776,745
          (Seward Towers Project)
          5.00% 5/20/36 (GNMA)                     4,000,000           4,157,280
          (Sumner Field) Series A
          5.50% 11/20/26 (GNMA) (AMT)                990,000           1,034,649



                                                              (continues)     19

Statements of net assets


Delaware Tax-Free Minnesota Fund


                                                  Principal            Market
                                                   Amount              Value
________________________________________________________________________________

Municipal Bonds (continued)
________________________________________________________________________________

     Minneapolis Multifamily Housing
          Revenue (continued)
          (Trinity Apartments-Section 8)
          Series A 6.75% 5/1/21                   $1,780,000         $ 1,864,924
     Minnesota State Housing Finance
          Agency Residential Housing
          Series I 5.15% 7/1/38 (AMT)              5,550,000           5,688,918
     Minnesota State Housing Finance
          Agency Single Family Mortgage
          Series A 5.30% 7/1/19                      585,000             609,084
          Series B 5.35% 1/1/33 (AMT)              2,965,000           3,042,742
          Series J 5.90% 7/1/28 (AMT)                495,000             509,909
   @ Park Rapids Multifamily Revenue
          (The Court Apartments Project-
          Section 8) 6.30% 2/1/20                  2,835,000           2,630,228
     St. Cloud Housing &
          Redevelopment Authority
          Revenue (Sterling Heights
          Apartments Project)
          7.55% 4/1/39 (AMT)                       1,000,000           1,057,410
     St. Louis Park Residential
          Mortgage Revenue Series A
          7.25% 4/20/23 (GNMA)                        78,000              78,179
     Stillwater Multifamily Housing
          Revenue (Stillwater Cottages
          Project)
          7.25% 11/1/27 (AMT)                      1,540,000           1,573,587
          Series A 7.00% 11/1/27                   1,000,000           1,021,570
     Wadena Housing &
          Redevelopment Authority
          Multifamily Housing Revenue
          (Humphrey Manor East Project)
          6.00% 2/1/19                             1,860,000           1,860,316
     Washington County Housing &
          Redevelopment Authority
          Governmental Revenue (Briar
          Pond) Series C 7.25% 8/20/34               955,000             922,329
     Willmar Housing & Redevelopment
          Authority Multifamily
          Housing Revenue (Highland
          Apartments-Section 8)
          5.85% 6/1/19                             935,000               935,000
                                                                    ____________

                                                                      30,670,720
                                                                    ____________
Lease Revenue Bonds - 2.51%
     Puerto Rico Public Buildings
          Authority Revenue
          (Government Facilities) Series D
          5.25% 7/1/36                             1,070,000           1,105,995
     St. Paul Port Authority Lease
          Revenue
          (Cedar Street Office Building
          Project)
          5.00% 12/1/22                            2,500,000           2,639,725
          5.125% 12/1/27                           1,000,000           1,053,270
     St. Paul Port Authority Lease
          Revenue
          (Robert Street Office Building
          Project)
          4.75% 12/1/23                            2,000,000           2,054,800
          5.00% 12/1/27                            2,500,000           2,618,150
          Series 9 5.25% 12/1/27                     725,000             769,899
                                                                    ____________

                                                                      10,241,839
                                                                    ____________
Local General Obligation Bonds - 14.87%
     Bloomington Independent
          School District #271 Series B
          5.00% 2/1/17                             5,300,000           5,516,505
     Cambridge Independent School
          District #911 Series A
          4.75% 2/1/30 (MBIA)                      1,035,000           1,060,585
     Dakota County Capital
          Improvement Series A
          4.75% 2/1/26                             1,000,000           1,021,730
     Farmington Independent
          School District #192 Capital
          Appreciation Series B
          5.00% 2/1/27 (FSA)                       6,705,000           7,074,445
        ^ 5.34% 2/1/21 (FSA)                       1,500,000             730,455
        ^ 5.422% 2/1/20 (FSA)                      1,650,000             849,272
     Hennepin County Regional
          Railroad Authority
          5.00% 12/1/31                            4,030,000           4,169,881
   ^ Lakeville Independent School
          District #194 Capital
          Appreciation Series B
          5.45% 2/1/19 (FSA)                       8,000,000           4,281,440
     Lakeville Independent School
          District #194 Series A
          4.75% 2/1/22 (FSA)                       5,500,000           5,698,164
   ^ Mahtomedi Independent
          School District #832 Capital
          Appreciation Series B
          5.898% 2/1/14 (MBIA)                     1,540,000           1,151,366
     Metropolitan Council Waste
          Water Treatment Series B
          5.00% 12/1/21                            1,200,000           1,280,508
     Minneapolis Library
          5.00% 12/1/25                            1,500,000           1,577,640
     Minneapolis Tax Increment
          Revenue (St. Anthony Falls
          Project) 5.75% 2/1/27                    1,000,000           1,027,560
     New Brighton Tax Increment
          Series A
          5.00% 2/1/27 (MBIA)                      1,000,000           1,065,600
          5.00% 2/1/28 (MBIA)                      1,000,000           1,064,730
     Prior Lake Independent School
          District #719 Series B
          5.00% 2/1/19 (FSA)                       3,145,000           3,373,358
     Ramsey County State Aid Series C
          5.00% 2/1/28                             1,060,000           1,110,573

                                                  Principal            Market
                                                   Amount              Value
________________________________________________________________________________

Municipal Bonds (continued)
________________________________________________________________________________

Local General Obligation Bonds (continued)
   & Rockford Independent School
          District #883, Inverse
          Floater ROLs Series II-R-30-A
          7.706% 2/1/23 (FSA)                    $ 3,510,000        $  3,936,290
   ^ Rosemont Independent School
          District #196 Capital
          Appreciation Series B
          5.931% 4/1/11 (FSA)                      2,600,000           2,191,930
          5.96% 4/1/12 (FSA)                       1,850,000           1,498,500
          6.008% 4/1/13 (FSA)                      1,915,000           1,486,959
   ^ Sartell Independent School District
          #748 Capital Appreciation
          Series B
          5.976% 2/1/13 (MBIA)                       540,000             419,186
          6.099% 2/1/15 (MBIA)                     1,075,000             766,647
          6.15% 2/1/16 (MBIA)                      1,750,000           1,191,173
     St. Paul Housing & Redevelopment
          Authority Tax Increment (Upper
          Landing Project) Series A
          6.80% 3/1/29                             1,000,000           1,073,320
     St. Peter's Hospital Series A
          5.00% 9/1/24 (MBIA)                      1,905,000           1,975,980
     Todd Morrison Cass & Wadena
          Counties United Hospital
          District (Health Care
          Facilities-Lakewood)
          5.00% 12/1/21                            2,000,000           2,061,880
          5.00% 12/1/34                            1,000,000           1,015,870
          5.125% 12/1/24                           1,000,000           1,035,980
                                                                    ____________

                                                                      60,707,527
                                                                    ____________
$ Pre-Refunded Bonds - 9.21%
     Chaska Electric Revenue Series A
          6.00% 10/1/25-10                         1,000,000           1,090,550
     Little Canada Multifamily
          Housing Revenue Alternative
          Development (Montreal Courts
          Apartments Project) Series A
          6.10% 12/1/17-07                         1,230,000           1,255,449
          6.25% 12/1/27-07                         2,900,000           2,985,666
     Minneapolis Health Care
          System Revenue (Fairview
          Health Services) Series A
          5.625% 5/15/32-12                       11,525,000          12,765,204
     Minneapolis Tax Increment
          Revenue Series E
          5.00% 3/1/13-09                          6,265,000           6,481,268
     Minnesota Agricultural &
          Economic Development
          Board Revenue (Fairview
          Health Care System) Series A
          6.375% 11/15/29-10                         485,000             540,630
     Minnesota Higher Education
          Facilities Series 4-1
          6.00% 10/1/12-06                           980,000             981,901
          6.00% 10/1/16-06                         1,400,000           1,402,716
     Minnesota Public Facilities
          Authority Water Pollution
          Control Revenue
          Series A 5.00% 3/1/20-10                 3,000,000           3,138,480
          Series B 4.75% 3/1/19-09                 2,000,000           2,056,200
     Minnesota State Higher Education
          Facilities Authority Revenue
          (Hameline University) Series 4-1
          6.00% 10/1/12-06                           270,000             270,532
          6.00% 10/1/16-06                           390,000             390,768
     Puerto Rico Public Buildings
          Authority Guaranteed
          Government Facilities Revenue
          Series D 5.25% 7/1/36-12                 2,930,000           3,168,561
     Southern Minnesota Municipal
          Power Agency Supply
          System Revenue Series A
          5.75% 1/1/18-13 (MBIA)                   1,000,000           1,055,450
                                                                    ____________

                                                                      37,583,375
                                                                    ____________
Special Tax Bonds - 1.26%
   ^ Minneapolis Community
          Development Agency
          Tax Increment Revenue
          6.674% 9/1/09 (MBIA)                     5,750,000           5,157,175
                                                                    ____________

                                                                       5,157,175
                                                                    ____________
State General Obligation Bonds - 6.20%
     Minnesota State
          5.00% 11/1/20 (FSA)                      8,175,000           8,564,784
          5.00% 8/1/21                             2,400,000           2,538,216
     Minnesota State Refunding
          Various Purposes 5.00% 6/1/13            5,175,000           5,296,509
     Puerto Rico Commonwealth Public
          Improvement Series A
          5.00% 7/1/34                             4,500,000           4,597,695
          5.50% 7/1/19 (MBIA)                      1,500,000           1,723,230
     Puerto Rico Commonwealth
          Series B 5.00% 7/1/35                    1,500,000           1,537,980
     Puerto Rico Government
          Development Bank Senior
          Notes Series B 5.00% 12/1/14             1,000,000           1,064,340
                                                                    ____________

                                                                      25,322,754
                                                                    ____________
Transportation Revenue Bonds - 3.76%
     Minneapolis/St. Paul Metropolitan
          Airports Commission Revenue
          Series A
          5.00% 1/1/22 (AMBAC)                     3,440,000           3,513,066
          5.25% 1/1/16 (MBIA)                      1,460,000           1,570,011
          5.25% 1/1/32 (FGIC)                      5,000,000           5,235,999
     Minneapolis/St. Paul Metropolitan
          Airports Commission Revenue
          Series C
          5.25% 1/1/32 (FGIC)                      2,250,000           2,354,378
          5.50% 1/1/17 (FGIC)                      2,500,000           2,669,725
                                                                    ____________

                                                                      15,343,179
                                                                    ____________


                                                              (continues)     21

Statements of net assets


Delaware Tax-Free Minnesota Fund

                                                  Principal            Market
                                                   Amount              Value
_______________________________________________________________________________

Municipal Bonds (continued)
_______________________________________________________________________________

Water & Sewer Revenue Bonds - 1.32%
   & Minnesota Public Facilities
          Authority Water Pollution
          Control Revenue, Inverse
          Floater ROLs Series II-R-31
          6.946% 3/1/18                           $5,000,000       $  5,399,650
                                                                   ____________

                                                                      5,399,650
                                                                   ____________
Total Municipal Bonds

     (cost $378,506,073)                                            396,434,316
                                                                   ____________


                                                  Number of
                                                   Shares
_______________________________________________________________________________

Short-Term Investments - 2.06%
_______________________________________________________________________________

Money Market Instruments - 0.10%
     Federated Minnesota Municipal
          Cash Trust                                 418,165            418,165
                                                                   ____________

                                                                        418,165
                                                                   ____________

                                                  Principal
                                                   Amount

~ Variable Rate Demand Notes - 1.96%
     Midwest Consortium of Municipal
          Utilities Revenue Series A
          (LOC-U.S. Bank) 3.40% 1/1/25            $1,000,000          1,000,000
     Minneapolis Guthrie Parking Ramp
          3.27% 12/1/33 (SPA)                      1,000,000          1,000,000
     Minnesota State Higher Education
          Facilities Authority Revenue
          (Carleton College) Series 6-D
          3.30% 4/1/35 (SPA)                       6,000,000          6,000,000
                                                                   ____________

                                                                      8,000,000
                                                                   ____________
Total Short-Term Investments

     (cost $8,418,165)                                                8,418,165
                                                                   ____________

Total Market Value of Securities - 99.18%

     (cost $386,924,238)                                            404,852,481

Receivables and Other Assets
     Net of Liabilities - 0.82%                                       3,346,254
                                                                   ____________

Net Assets Applicable to 32,667,613
     Shares Outstanding - 100.00%                                  $408,198,735
                                                                   ____________

Net Asset Value - Delaware Tax-Free Minnesota Fund
     Class A ($381,719,633 / 30,552,280 Shares)                          $12.49
                                                                         ______
Net Asset Value - Delaware Tax-Free Minnesota Fund
     Class B ($11,353,799 / 908,021 Shares)                              $12.50
                                                                         ______
Net Asset Value - Delaware Tax-Free Minnesota Fund
     Class C ($15,125,303 / 1,207,312 Shares)                            $12.53
                                                                         ______

Components of Net Assets at August 31, 2006:

Shares of beneficial interest
     (unlimited authorization - no par)                            $389,782,636
Distributions in excess of net investment income                        (22,418)
Accumulated net realized gain on investments                            510,274
Net unrealized appreciation of investments                           17,928,243
                                                                   ____________

Total net assets                                                   $408,198,735
                                                                   ____________


Summary of Abbreviations:

AMBAC - Insured by the AMBAC Assurance Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association
LOC - Letter of Credit
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN - Insured by Radian Asset Assurance
ROLs - Residual Option Longs
SPA - Stand-by Purchase Agreement


$ Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 7 in "Notes to Financial Statements."

& An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of August 31, 2006. See Note 7 in "Notes to Financial Statements."

~ Variable rate security. The interest rate shown is the rate as of August 31, 2006.

^ Zero coupon security. The interest rate shown is the yield at the time of purchase.

@ Illiquid security. At August 31, 2006, the aggregate amount of illiquid securities equaled $3,478,718, which represented 0.85% of the Fund's net assets. See Note 7 in "Notes to Financial Statements."


Net Asset Value and Offering Price Per Share -
     Delaware Tax-Free Minnesota Fund

Net asset value Class A (A)                                              $12.49
Sales charge (4.50% of offering price) (B)                                 0.59
                                                                         ______

Offering price                                                           $13.08
                                                                         ______

(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Delaware Tax-Free Minnesota Insured Fund

August 31, 2006


                                                  Principal            Market
                                                   Amount              Value
________________________________________________________________________________

Municipal Bonds - 95.85%
________________________________________________________________________________

Corporate-Backed Revenue Bonds - 0.78%
     Sartell Environmental Improvement
          Revenue (International Paper)
          Series A 5.20% 6/1/27                   $1,800,000        $  1,849,410
                                                                    ____________

                                                                       1,849,410
                                                                    ____________
Education Revenue Bonds - 5.94%
     Minnesota State Colleges &
          Universities Revenue Fund
          Series A
          5.00% 10/1/22 (FSA)                      5,135,000           5,420,198
          5.00% 10/1/29 (MBIA)                     4,000,000           4,225,520
     Minnesota State Higher Education
          Facilities Authority Revenue
          (St. Catherine College)
          Series 5-N1 5.00% 10/1/18                2,200,000           2,272,666
     St. Cloud Housing &
          Redevelopment Authority
          Revenue (State University
          Foundation Project)
          5.00% 5/1/23                             2,000,000           2,084,440
                                                                    ____________

                                                                      14,002,824
                                                                    ____________
Electric Revenue Bonds - 6.20%
     Minnesota State Municipal
          Power Agency Series A
          5.00% 10/1/34                            2,000,000           2,053,420
   & Northern Municipal Power
          Agency Electric System
          Revenue, Inverse Floater ROLs
          Series II-R-32 6.946% 1/1/13
          (FSA)                                    4,585,000           5,078,437
     Puerto Rico Electric Power
          Authority Power Revenue
          Series GG 4.75% 7/1/21 (FSA)             1,000,000           1,024,320
          Series OO 5.00% 7/1/13 (CIFG)            1,315,000           1,419,385
     Shakopee Public Utilities
          Commission Revenue
          5.125% 2/1/26 (MBIA)                     1,850,000           1,898,285
     Southern Minnesota Municipal
          Power Agency Supply
          System Revenue Series A
          5.25% 1/1/15 (AMBAC)                     1,500,000           1,654,590
     Western Minnesota Municipal
          Power Agency Series B
          5.00% 1/1/15 (MBIA)                      1,365,000           1,481,503
                                                                    ____________

                                                                      14,609,940
                                                                    ____________

Escrowed to Maturity Bonds - 15.45%
     Dakota/Washington Counties
          Housing & Redevelopment
          Authority Anoka Single Family
          Residential Mortgage Revenue
          8.45% 9/1/19 (GNMA) (AMT)                9,000,000          12,815,280
     Bloomington Mortgage Single
          Family Residential Mortgage
          Revenue 8.15% 9/1/16
          (MBIA) (GNMA) (AMT)                        405,000             540,076
          8.375% 9/1/21 (GNMA)
          (FHA) (VA) (AMT)                        14,115,000          20,532,384
     Western Minnesota Municipal
          Power Agency Supply Revenue
          Series A
          6.60% 1/1/10                             1,650,000           1,738,473
          9.75% 1/1/16 (MBIA)                        530,000             762,548
                                                                    ____________

                                                                      36,388,761
                                                                    ____________

Health Care Revenue Bonds - 16.82%
     Duluth Economic Development
          Authority Health Care
          Facilities Benedictine Health
          System (St. Mary's Hospital)
          5.25% 2/15/28                            8,500,000           8,897,034
     Minneapolis Health Care System
          Revenue
          (Allina Health Systems) Series A
          5.75% 11/15/32                           7,800,000           8,373,690
          (Fairview Health Services)
          Series D 5.00% 11/15/34 (AMBAC)          8,250,000           8,638,658
     Minneapolis/St. Paul Housing
          & Redevelopment Authority
          Health Care System Revenue
          (Allina Health System)
          5.00% 11/15/13 (AMBAC)                   6,490,000           6,496,166
          (Healthpartners Obligation
          Group Project)
          5.625% 12/1/22                             650,000             695,799
          5.875% 12/1/29                           1,000,000           1,081,610
     Minnesota Agricultural &
          Economic Development
          Board Revenue (Fairview
          Health Care System) Series A
          5.75% 11/15/26 (MBIA)                      180,000             187,549
     St. Louis Park Health Care Facilities
          Revenue (Park Nicollet Health
          Services) Series B 5.50% 7/1/25          2,000,000           2,145,000
     St. Paul Housing & Redevelopment
          Authority Hospital Revenue
          (St. Paul/Ramsey Medical
          Center Project) 5.50% 5/15/13
          (AMBAC)                                  1,000,000           1,001,360
     Willmar (Rice Memorial Hospital
          Project)
          5.00% 2/1/22 (FSA)                       1,000,000           1,052,890
          5.00% 2/1/25 (FSA)                       1,000,000           1,049,430
                                                                    ____________

                                                                      39,619,186
                                                                    ____________


                                                              (continues)     23

Statements of net assets


Delaware Tax-Free Minnesota Insured Fund


                                                  Principal            Market
                                                   Amount              Value
________________________________________________________________________________

Municipal Bonds (continued)
________________________________________________________________________________

Housing Revenue Bonds - 4.15%
     Dakota County Housing &
          Redevelopment Authority
          Single Family Mortgage
          Revenue Series B
          5.85% 10/1/30 (GNMA)
          (FNMA) (AMT)                            $  288,000         $   294,684
     Eagan Multifamily Revenue
          (Woodridge Apartments)
          Series A 5.90% 8/1/20 (GNMA)             1,000,000           1,025,670
     Minneapolis Multifamily Housing
          Revenue
          (Bottineau Commons Project)
          5.45% 4/20/43 (GNMA) (AMT)               1,500,000           1,566,135
          (Seward Towers Project)
          5.00% 5/20/36 (GNMA)                     4,000,000           4,157,280
     Minnesota State Housing
          Finance Agency Rental
          Housing Revenue Series C-2
          5.95% 2/1/15 (AMBAC)                     1,642,000           1,652,279
     White Bear Lake Multifamily
          Revenue (Lake Square) Series A
          5.875% 2/1/15 (FHA)                      1,055,000           1,081,407
                                                                    ____________

                                                                       9,777,455
                                                                    ____________

Lease Revenue Bonds - 5.29%
     Hopkins Housing & Redevelopment
          Authority Public Works and Fire
          Station Series A 5.00% 2/1/23
          (MBIA)                                   1,210,000           1,269,810
     Minneapolis Special School District
          #001 Series A
          5.00% 2/1/18 (FSA)                       1,545,000           1,629,141
          5.00% 2/1/19 (FSA)                       1,535,000           1,618,596
          5.00% 2/1/20 (FSA)                       1,690,000           1,782,037
     St. Paul Port Authority Lease
          Revenue (Cedar Street Office
          Building Project)
          5.125% 12/1/27                           2,000,000           2,106,540
          5.25% 12/1/27                            3,840,000           4,062,605
                                                                    ____________

                                                                      12,468,729
                                                                    ____________

Local General Obligation Bonds - 23.30%
     Big Lake Independent School
          District #727 Series A
          5.00% 2/1/17 (FSA)                       1,040,000           1,082,484
          5.00% 2/1/20 (FSA)                       1,000,000           1,040,850
     Centennial Independent School
          District #012 Series A
          5.00% 2/1/18 (FSA)                       1,270,000           1,339,164
     Dakota County Community
          Development Agency
          Governmental Housing
          Development 5.00% 1/1/21                 1,275,000           1,327,237
     Farmington Independent
          School District #192 Series B
          5.00% 2/1/27 (FSA)                       4,000,000           4,220,400
     Lakeville Independent School
          District #194 Series A
          4.75% 2/1/22 (FSA)                       2,350,000           2,434,671
     Morris Independent School District
          #769 5.00% 2/1/24 (MBIA)                 4,875,000           5,191,485
     Mounds View Independent School
          District #621
          5.00% 2/1/20 (MBIA)                      2,970,000           3,125,806
          5.375% 2/1/24 (FGIC)                     6,170,000           6,572,346
     New Brighton Tax Increment
          Series A 5.00% 2/1/26 (MBIA)             1,185,000           1,266,860
     Osseo Independent School District
          #279 Series A 5.00% 2/1/21
          (FSA)                                    3,570,000           3,764,422
     Robbinsdale Independent School
          District #281 5.00% 2/1/21
          (FSA)                                    1,310,000           1,381,343
   & Rockford Independent School
          District #883, Inverse
          Floater ROLs Series II-R-30-B
          7.656% 2/1/21 (FSA)                      1,605,000           1,797,359
   ^ Rosemount Independent School
          District #196 Series B
          5.80% 4/1/09 (FSA)                       1,860,000           1,693,214
          5.85% 4/1/10 (FSA)                       2,240,000           1,962,845
   ^ Sauk Rapids Independent School
          District #047 Series B
          5.982% 2/1/15 (FSA)                      2,700,000           1,788,723
          6.083% 2/1/17 (FSA)                      2,245,000           1,316,288
   & South Washington County
          Independent School District
          #833, Inverse Floater ROLs
          Series II-R-34-A
          7.656% 2/1/20 (MBIA)                     3,440,000           3,852,284
          7.656% 2/1/21 (MBIA)                     3,645,000           4,081,853
     St. Michael Independent School
          District #885
          5.00% 2/1/20 (FSA)                       1,970,000           2,073,346
          5.00% 2/1/27 (FSA)                       3,435,000           3,572,675
                                                                    ____________

                                                                      54,885,655
                                                                    ____________
$ Pre-Refunded Bonds - 9.92%
     Minneapolis Community
          Development Agency
          (Supported Development
          Revenue) Series G-3
          5.45% 12/1/31-11                         2,000,000           2,169,280
     Minneapolis Health Care
          System Revenue (Fairview
          Health Services) Series A
          5.625% 5/15/32-12                        5,400,000           5,981,094
     Minnesota Agricultural &
          Economic Development
          Board Revenue (Fairview
          Health Care System) Series A
          5.75% 11/15/26-07 (MBIA)                10,070,000          10,525,264

                                                  Principal            Market
                                                   Amount              Value
_______________________________________________________________________________

Municipal Bonds (continued)
_______________________________________________________________________________

$ Pre-Refunded Bonds (continued)
     Southern Minnesota Municipal
          Power Agency Supply Revenue
          Series A
          5.75% 1/1/18-13                         $3,790,000       $  4,000,156
          5.75% 1/1/18-13 (AMBAC)                    670,000            707,152
                                                                   ____________

                                                                     23,382,946
                                                                   ____________

Special Tax Bonds - 0.80%
     Virgin Islands Public Finance
          Authority Revenue (Matching
          Fund Loan) Series A
          5.25% 10/1/22                            1,785,000          1,882,854
                                                                   ____________

                                                                      1,882,854
                                                                   ____________
State General Obligation Bonds - 2.45%
     Minnesota State 5.00% 11/1/20
          (FSA)                                    5,500,000          5,762,240
                                                                   ____________

                                                                      5,762,240
                                                                   ____________
Transportation Revenue Bonds - 4.75%
     Minneapolis/St. Paul Metropolitan
          Airports Commission Revenue
          Series A
               5.00% 1/1/22 (MBIA)                 2,000,000          2,092,020
               5.125% 1/1/25 (FGIC)                  100,000            103,457
          Series C
               5.125% 1/1/20 (FGIC)                2,000,000          2,099,560
               5.25% 1/1/32 (FGIC)                 6,595,000          6,900,942
                                                                   ____________

                                                                     11,195,979
                                                                   ____________
Total Municipal Bonds

     (cost $210,790,438)                                            225,825,979
                                                                   ____________

                                                  Number of
                                                   Shares
_______________________________________________________________________________

Short-Term Investments - 3.11%
_______________________________________________________________________________

Money Market Instruments - 0.37%
     Federated Minnesota Municipal
          Cash Trust                                 857,402            857,402
                                                                   ____________

                                                                        857,402
                                                                   ____________

                                                  Principal
                                                   Amount


~ Variable Rate Demand Notes - 2.74%
     Midwest Consortium of Municipal
          Utilities Revenue Series A
          (LOC - U.S. Bank) 3.40% 1/1/25          $1,000,000          1,000,000
     Minneapolis Health Care
          System Revenue (Fairview
          Health Services) Series A
          3.40% 11/15/32 (AMBAC)
          (SPA)                                    1,400,000          1,400,000
     Minneapolis Revenue (Guthrie
          Theater Project) Series A
          (LOC - Wells Fargo Bank)
          3.27% 10/1/23                            1,000,000          1,000,000

     Minnesota State Higher Education
          Facilities Authority Revenue
          (Carleton College) Series 6-D
          3.30% 4/1/35 (SPA)                       3,060,000          3,060,000
                                                                   ____________

                                                                      6,460,000
                                                                   ____________

Total Short-Term Investments

     (cost $7,317,402)                                                7,317,402
                                                                   ____________

Total Market Value of Securities - 98.96%

     (cost $218,107,840)                                            233,143,381

Receivables and Other Assets
     Net of Liabilities - 1.04%                                       2,451,670
                                                                   ____________

Net Assets Applicable to 21,640,206
     Shares Outstanding - 100.00%                                  $235,595,051
                                                                   ____________

Net Asset Value - Delaware Tax-Free Minnesota Insured Fund
     Class A ($212,859,134 / 19,552,653 Shares)                          $10.89
                                                                         ______
Net Asset Value - Delaware Tax-Free Minnesota Insured Fund
     Class B ($10,182,240 / 936,209 Shares)                              $10.88
                                                                         ______
Net Asset Value - Delaware Tax-Free Minnesota Insured Fund
     Class C ($12,553,677 / 1,151,344 Shares)                            $10.90
                                                                         ______


Components of Net Assets at August 31, 2006:

Shares of beneficial interest
     (unlimited authorization - no par)                            $220,321,556
Accumulated net realized gain on investments                            237,954
Net unrealized appreciation of investments                           15,035,541
                                                                   ____________

Total net assets                                                   $235,595,051
                                                                   ____________


Summary of Abbreviations:

AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
CIFG - CDC IXIS Financial Guaranty
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Administration
FNMA - Insured by Federal National Mortgage Association
FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association
LOC - Letter of Credit
MBIA - Insured by the Municipal Bond Insurance Association
ROLs - Residual Option Longs
SPA - Stand-by Purchase Agreement
VA - Insured by the Veterans Administration


                                                              (continues)     25

Statements of net assets

Delaware Tax-Free Minnesota Insured Fund


________________________________________________________________________________

________________________________________________________________________________

$ Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S.
  Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 7 in "Notes to Financial Statements."

& An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of August 31, 2006. See Note 7 in "Notes to Financial Statements."

~ Variable rate security. The interest rate shown is the rate as of August 31, 2006.

^ Zero coupon security. The interest rate shown is the yield at the time of purchase.


Net Asset Value and Offering Price Per Share -
     Delaware Tax-Free Minnesota Insured Fund

Net asset value Class A (A)                                               $10.89
Sales charge (4.50% of offering price) (B)                                  0.51
                                                                          ______

Offering price                                                            $11.40
                                                                          ______



(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Delaware Tax-Free Minnesota Intermediate Fund

August 31, 2006


                                                  Principal            Market
                                                   Amount              Value
________________________________________________________________________________

Municipal Bonds - 98.97%
________________________________________________________________________________

Corporate-Backed Revenue Bonds - 7.53%
     Laurentian Energy Authority I
          Cogeneration Revenue Series A
          5.00% 12/1/21                           $  750,000        $    757,695
     Minneapolis Art Center Facilities
          Revenue (Walker Art Center
          Project) 5.125% 7/1/21                   2,250,000           2,346,750
     Minneapolis Community
          Development Agency
          Supported Revenue
          Common Bond Fund Series 4
          6.20% 6/1/17 (AMT)                       1,055,000           1,069,337
                                                                    ____________

                                                                       4,173,782
                                                                    ____________

Education Revenue Bonds - 6.34%
     Minnesota State Higher Education
          Facilities Authority Revenue
          (Augsburg College) Series 6-J1
               5.00% 5/1/28                          750,000             767,430
          (University of St. Thomas)
               Series 5-Y 5.25% 10/1/19            1,590,000           1,708,789
     St. Cloud Housing &
          Redevelopment Authority
          Revenue (State University
          Foundation Project)
          5.00% 5/1/23                             1,000,000           1,042,220
                                                                    ____________

                                                                       3,518,439
                                                                    ____________

Electric Revenue Bonds - 1.92%
     Chaska Electric Revenue
          (Generating Facilities) Series A
          5.25% 10/1/25                            1,000,000           1,063,430
                                                                    ____________

                                                                       1,063,430
                                                                    ____________

Escrowed to Maturity Bonds - 2.08%
     University of Minnesota Series A
          5.75% 7/1/16                             1,000,000           1,152,930
                                                                    ____________

                                                                       1,152,930
                                                                    ____________

Health Care Revenue Bonds - 22.48%
     Apple Valley Economic
          Development Authority Health
          Care Revenue (Evercare
          Senior Living Projects) Series A
          6.00% 12/1/25                              500,000             503,440
     Bemidji Hospital Facilities First
          Meeting Revenue (North
          Country Health Services)
          5.00% 9/1/24 (RADIAN)                      500,000             515,805
     Glencoe Health Care Facilities
          Revenue (Glencoe Regional
          Health Services Project)
          5.00% 4/1/20                             1,250,000           1,294,500
     Maple Grove Health Care Facilities
          Revenue (North Memorial
          Health Care) 5.00% 9/1/29                1,000,000           1,032,560
     Minneapolis Health Care
          System Revenue (Allina
          Health Systems) Series A
          5.75% 11/15/32                           1,500,000           1,610,325
     Minneapolis/St. Paul Housing
          & Redevelopment Authority
          Health Care System (Health
          Partners Obligation Group
          Project) 6.00% 12/1/17                   1,125,000           1,240,526
     Moorhead Economic Development
          Authority Multifamily Revenue
          (Eventide Lutheran Home
          Project) Series B 6.00% 6/1/18           1,000,000           1,000,650
     Northfield Hospital Revenue
          5.25% 11/1/21                            1,000,000           1,054,320
     Oakdale Elderly Housing Revenue
          (PHM/Oakdale, Inc. Project)
          5.75% 3/1/18                             1,400,000           1,407,140
     St. Louis Park Health Care Facilities
          Revenue (Park Nicollet Health
          Services) Series B 5.50% 7/1/25          1,500,000           1,608,750
     St. Paul Housing & Redevelopment
          Authority Hospital Revenue
          (Health East Project) Series B
          5.85% 11/1/17                            1,160,000           1,197,828
                                                                    ____________

                                                                      12,465,844
                                                                    ____________

Housing Revenue Bonds - 6.96%
     Minneapolis Multifamily
          Housing Revenue (Trinity
          Apartments-Section 8) Series A
          6.75% 5/1/21                             1,855,000           1,943,502
     Minnesota State Housing Finance
          Agency Residential Housing
          Series I 5.10% 7/1/20 (AMT)                845,000             867,435
     Minnesota State Housing Finance
          Agency Single Family Mortgage
          Series J 5.90% 7/1/28 (AMT)                445,000             458,403
   @ Park Rapids Multifamily Revenue
          (The Court Apartments Project-
          Section 8) 6.05% 8/1/12                    615,000             590,056
                                                                    ____________

                                                                       3,859,396
                                                                    ____________

Lease Revenue Bonds - 4.06%
     Edina Housing & Redevelopment
          Authority Public Project
          Revenue (Appropriate Lease
          Obligation) 5.125% 2/1/19                1,000,000           1,051,040
     Hibbing Economic Development
          Authority Revenue
          (Hibbing Lease Obligation)
          6.10% 2/1/08                               285,000             286,416
     Virginia Housing & Redevelopment
          Authority Health Care
          Facility (Lease Revenue)
          5.25% 10/1/25                              880,000             913,766
                                                                    ____________

                                                                       2,251,222
                                                                    ____________

Local General Obligation Bonds - 32.94%
     Big Lake Independent School
          District #727 Series C
          5.00% 2/1/16 (FSA)                       1,180,000           1,240,369
          5.00% 2/1/17 (FSA)                       1,000,000           1,047,220


                                                              (continues)     27

Statements of net assets


Delaware Tax-Free Minnesota Intermediate Fund

                                                  Principal            Market
                                                   Amount              Value
_______________________________________________________________________________

Municipal Bonds (continued)
_______________________________________________________________________________

Local General Obligation Bonds (continued)
     Centennial Independent School
          District #012 Series A
          5.00% 2/1/18 (FSA)                      $1,000,000        $ 1,054,460
          5.00% 2/1/20 (FSA)                         750,000            790,845
     Dakota County Capital
          Improvement Series A
          4.75% 2/1/17                             1,000,000          1,036,820
     Dakota County Community
          Development Agency
          Governmental Housing
          Refunding (Senior
          Housing Facilities) Series A
          5.00% 1/1/22                             1,150,000          1,216,965
     Hennepin County Series B
          4.75% 12/1/14                            1,000,000          1,039,210
     Hopkins Independent School
          District #270 5.125% 2/1/17
          (FGIC)                                   2,000,000          2,127,060
     Minneapolis Tax Increment
          Revenue (Ivy Tower Project)
          5.50% 2/1/22                               415,000            418,876
     Moorhead Independent School
          District #152 5.00% 4/1/10
          (FGIC)                                   2,585,000          2,710,449
     Osseo Independent School District
          #279 Series A 5.00% 2/1/21
          (FSA)                                    1,500,000          1,581,690
     Ramsey County (Capital
          Improvement Plan) Series B
          5.25% 2/1/11                             1,445,000          1,545,471
     South Washington County
          Independent School District
          #833 Series B 5.00% 2/1/16
          (FSA)                                    1,560,000          1,651,525
     St. Paul Independent School
          District #625 Series B
          5.00% 2/1/20 (FSA)                         750,000            803,955
                                                                    ___________

                                                                     18,264,915
                                                                    ___________

$ Pre-Refunded Bonds - 6.41%
     Minneapolis Health Care
          System Revenue (Fairview
          Health Services) Series A
          5.625% 5/15/32-12                        1,750,000          1,938,318
     Minnesota State Higher
          Education Facilities Authority
          Revenue (College of Art &
          Design Project) Series 5-D
          6.625% 5/1/20-10                         1,000,000          1,072,060
     Puerto Rico Commonwealth
          Highway & Transportation
          Authority Transportation
          Revenue Series D
          5.25% 7/1/38-12                            500,000            541,805
                                                                    ___________

                                                                      3,552,183
                                                                    ___________

State General Obligation Bonds - 6.80%
     Minnesota State 5.00% 8/1/21                  2,550,000          2,696,855
   ~ Puerto Rico Public Finance
          Corporation Commonwealth
          Appropriation Series A
          (LOC - Puerto Rico
          Government Bank)
          5.75% 8/1/27                             1,000,000          1,075,110
                                                                    ___________

                                                                      3,771,965
                                                                    ___________

Transportation Revenue Bonds - 1.45%
     Minneapolis/St. Paul Metropolitan
          Airports Commission Series 14
          5.50% 1/1/11 (AMT)                         750,000            805,575
                                                                    ___________

                                                                        805,575
                                                                    ___________

Total Municipal Bonds

     (cost $52,880,454)                                              54,879,681
                                                                    ___________

                                                  Number of
                                                   Shares
_______________________________________________________________________________

Short-Term Investments - 0.13%
_______________________________________________________________________________

Money Market Instruments - 0.13%
     Federated Minnesota Municipal
          Cash Trust                                  71,637             71,637
                                                                    ___________

Total Short-Term Investments

     (cost $71,637)                                                      71,637
                                                                    ___________

Total Market Value of Securities - 99.10%

     (cost $52,952,091)                                              54,951,318

Receivables and Other Assets
     Net of Liabilities - 0.90%                                         500,393
                                                                    ___________


Net Assets Applicable to 5,104,233
     Shares Outstanding - 100.00%                                   $55,451,711
                                                                    ___________

Net Asset Value - Delaware Tax-Free Minnesota
     Intermediate Fund
     Class A ($48,296,958 / 4,446,800 Shares)                            $10.86
                                                                         ______
Net Asset Value - Delaware Tax-Free Minnesota
     Intermediate Fund
     Class B ($1,993,169 / 183,052 Shares)                               $10.89
                                                                         ______
Net Asset Value - Delaware Tax-Free Minnesota
     Intermediate Fund
     Class C ($5,161,584 / 474,381 Shares)                               $10.88
                                                                         ______

Components of Net Assets at August 31, 2006:

Shares of beneficial interest
     (unlimited authorization - no par)                             $54,908,696
Accumulated net realized loss on investments                         (1,456,212)
Net unrealized appreciation of investments                            1,999,227
                                                                    ___________

Total net assets                                                    $55,451,711
                                                                    ___________

________________________________________________________________________________

________________________________________________________________________________

Summary of Abbreviations:

AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by Financial Security Assurance
LOC - Letter of Credit
RADIAN - Insured by Radian Asset Assurance

@ Illiquid security. At August 31, 2006, the aggregate amount of illiquid securities equaled $590,056, which represented 1.06% of the Fund's net assets. See Note 7 in "Notes to Financial Statements."

$ Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S.
  Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 7 in "Notes to Financial Statements."

~ Variable rate security. The interest rate shown is the rate as of August 31, 2006.


Net Asset Value and Offering Price Per Share -
     Delaware Tax-Free Minnesota Intermediate Fund

Net asset value Class A (A)                                               $10.86
Sales charge (2.75% of offering price) (B)                                  0.31
                                                                          ______

Offering price                                                            $11.17
                                                                          ______


(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes


                                                              (continues)     29

Statements of net assets


Delaware Minnesota High-Yield Municipal Bond Fund

August 31, 2006

                                                  Principal            Market
                                                   Amount              Value
________________________________________________________________________________

Municipal Bonds - 95.23%
________________________________________________________________________________

Corporate-Backed Revenue Bonds - 4.50%
     Cloquet Pollution Control Revenue
          (Potlatch Corp. Project)
          5.90% 10/1/26                           $1,700,000         $ 1,729,359
     Laurentian Energy Authority I
          Cogeneration Revenue Series A
          5.00% 12/1/21                            1,750,000           1,767,955
     Sartell Environmental Improvement
          Revenue (International Paper)
          Series A 5.20% 6/1/27                    1,750,000           1,798,038
                                                                     ___________

                                                                       5,295,352
                                                                     ___________

Education Revenue Bonds - 4.38%
     Minnesota State Higher Education
          Facilities Authority Revenue
          (Augsburg College)
          Series 6-C 5.00% 5/1/23                    700,000             721,294
          Series 6-J1 5.00% 5/1/36                 1,000,000           1,014,690
          (St. Catherine College)
          Series 5-N1 5.375% 10/1/32               2,000,000           2,094,860
          (University St. Thomas)
          Series 6-I 5.00% 4/1/23                  1,250,000           1,319,600
                                                                     ___________

                                                                       5,150,444
                                                                     ___________

Electric Revenue Bonds - 7.19%
     Chaska Electric Revenue
          (Generating Facilities) Series A
          5.25% 10/1/25                            1,000,000           1,063,430
     Minnesota State Municipal Power
          Agency
          5.00% 10/1/35                            1,000,000           1,029,010
          Series A 5.00% 10/1/34                   2,750,000           2,823,453
     Puerto Rico Electric Power
          Authority Power Revenue
          Series II 5.25% 7/1/31                   1,000,000           1,046,930
     Southern Minnesota Municipal
          Power Agency Supply
          System Revenue Series A
          5.25% 1/1/16 (AMBAC)                     1,000,000           1,109,260
     Western Minnesota Municipal
          Power Agency Series A
          5.00% 1/1/30 (MBIA)                      1,335,000           1,386,624
                                                                     ___________

                                                                       8,458,707
                                                                     ___________

Health Care Revenue Bonds - 40.75%
     Aitkin Health Care Facilities
          Revenue (Riverwood Health
          Care Center) 5.50% 2/1/24                  700,000             714,399
     Apple Valley Economic
          Development Authority Health
          Care Revenue
          (Augustana Home St.
          Paul Project) Series A
          5.80% 1/1/30                             1,000,000           1,006,350
          (Evercare Senior Living Project)
          Series A 6.125% 6/1/35                   1,000,000           1,006,860
     Bemidji Health Care Facilities
          First Meeting Revenue (North
          Country Health Services)
          5.00% 9/1/20                             1,150,000           1,208,662
          5.00% 9/1/31 (RADIAN)                    2,500,000           2,580,349
     Buffalo Health Care Revenue
          (Central Minnesota Senior
          Housing Project) Series A
          5.375% 9/1/26                            1,000,000             996,360
     Buhl Nursing Home Revenue
          (Forest Health Services Project)
          Series A 6.75% 8/1/33                    1,000,000             976,310
     Detroit Lakes Housing & Health
          Facilities Revenue Refunding
          (Mankato Lutheran Homes)
          Series D 5.50% 8/1/21                      500,000             506,395
     Duluth Economic Development
          Authority Health Care Facilities
          Revenue (Benedictine Health
          System - St. Mary's Hospital)
          5.25% 2/15/33                            2,250,000           2,334,892
     Glencoe Health Care Facilities
          Revenue (Glencoe Regional
          Health Services Project)
          5.00% 4/1/31                             1,965,000           2,001,294
     Mahtomedi Senior Housing
          Revenue (St. Andrews Village
          Project) 5.75% 12/1/40                   1,000,000           1,008,390
     Maple Grove Health Care Facilities
          Revenue (North Memorial
          Health Care) 5.00% 9/1/35                3,590,000           3,685,529
     Minneapolis Health Care Facilities
          Revenue
          (Augustana Chapel View
          Homes) Series D
          5.75% 6/1/29                             1,000,000           1,024,480
          (Jones-Harrison Residence
          Project) 5.60% 10/1/30                   1,500,000           1,512,525
     Minneapolis Health Care System
          Revenue
          (Allina Health Systems) Series A
          5.75% 11/15/32                           2,000,000           2,147,099
          (Fairview Health Services)
          Series D 5.00% 11/15/34
          (AMBAC)                                  1,000,000           1,047,110
     Minneapolis/St. Paul Housing
          & Redevelopment Authority
          Health Care System (Health
          Partners Obligation Group
          Project) 6.00% 12/1/17                   1,125,000           1,240,526
     Minnesota Agriculture & Economic
          Development Board Revenue
          (Benedictine Health Systems)
          5.75% 2/1/29                             1,000,000           1,015,690

                                                  Principal            Market
                                                   Amount              Value
________________________________________________________________________________

Municipal Bonds (continued)
________________________________________________________________________________

Health Care Revenue Bonds (continued)
     Moorhead Economic Development
          Authority Multifamily Revenue
          Refunding & Improvement
          (Eventide Lutheran Home
          Project) Series B 6.00% 6/1/18          $  870,000         $   870,566
     Northfield Health Care Facilities
          Revenue Refunding &
          Improvement (Northfield
          Retirement Center Project)
          Series A 6.00% 5/1/28                    1,000,000           1,000,350
     Northfield Hospital Revenue
          5.375% 11/1/31                           1,000,000           1,051,100
     Oakdale Elderly Housing Revenue
          (PHM/Oakdale, Inc. Project)
          6.00% 3/1/28                             1,800,000           1,810,152
     Owatonna Senior Housing
          Revenue (Senior Living Project)
          Series A
          5.80% 10/1/29                              400,000             402,988
          6.00% 4/1/41                             1,250,000           1,274,363
     Prior Lake Senior Housing
          Revenue (Shepherds Path
          Senior Housing) Series B
          5.75% 8/1/41                             1,000,000           1,008,820
     Rochester Health Care Facilities
          Revenue (Mayo Clinic)
          5.00% 11/15/36                           2,000,000           2,086,600
     Rochester Multifamily Housing
          Revenue (Wedum Shorewood
          Campus Project) 6.60% 6/1/36               990,000           1,022,066
     Shakopee Health Care Facilities
          Revenue (St. Francis Regional
          Medical Center) 5.25% 9/1/34             1,000,000           1,040,250
     Shoreview Elderly Housing
          Revenue (PHM/Shoreview, Inc.
          Project) 6.15% 12/1/33                   1,250,000           1,280,150
     St. Louis Park Health Care Facilities
          Revenue (Park Nicollet Health
          Services) Series B 5.25% 7/1/30          1,000,000           1,047,980
     St. Paul Housing & Redevelopment
          Authority Hospital Revenue
          (Health East Project)
          6.00% 11/15/25                           1,000,000           1,105,210
          Series A 5.70% 11/1/15                     800,000             825,648
          Series B 5.85% 11/1/17                     250,000             258,153
     Stillwater Health Care Revenue
          (Health System Obligation
          Group)
          5.00% 6/1/25                             2,000,000           2,076,660
          5.00% 6/1/35                             1,000,000           1,030,000
     Twin Valley Congregate Housing
          Revenue (Living Options, Inc.
          Project) 5.95% 11/1/28                   1,825,000           1,699,696
     Woodbury Economic Development
          Authority Housing Revenue
          Refunding 5.65% 6/1/33                   1,000,000           1,012,790
                                                                     ___________

                                                                      47,916,762
                                                                     ___________

Housing Revenue Bonds - 15.84%
     Chanhassen Multifamily Revenue
          Refunding (Heritage Park
          Apartments Project-Section 8)
          6.20% 7/1/30 (FHA) (AMT)                   300,000             307,086
     Chaska Multifamily Housing
          Revenue (West Suburban
          Housing Partners Project)
          5.875% 3/1/31 (AMT)                      1,000,000             911,970
   @ Hutchinson Multifamily
          Housing Revenue (Evergreen
          Apartments Project-Section 8)
          5.75% 11/1/28                            1,955,000           1,863,819
     Minneapolis Multifamily Housing
          Revenue
          (Grant Street Apartments
          Project) Series A
          7.25% 11/1/29                            2,085,000           2,159,351
          (Olson Townhomes Project)
          6.00% 12/1/19 (AMT)                      1,555,000           1,555,249
          (Trinity Apartments-Section 8)
          Series A 6.75% 5/1/21                      675,000             707,204
     Minneapolis/St. Paul Housing
          Finance Board (Cityliving
          Project) Series A-2
          5.00% 12/1/38 (FNMA)
          (GNMA) (AMT)                             1,000,000           1,014,210
     Minnesota State Housing Finance
          Agency Rental Housing
          Series A 4.875% 8/1/24 (AMT)               585,000             591,482
          Series A-1 5.00% 8/1/40 (AMT)            2,265,000           2,291,545
     Minnesota State Housing Finance
          Agency Residential Housing
          Series G 5.00% 7/1/36 (AMT)              1,000,000           1,011,680
     Minnesota State Housing Finance
          Agency Single Family Mortgage
          Series E 6.25% 1/1/23 (AMT)                 15,000              15,264
          Series J 5.90% 7/1/28 (AMT)                685,000             705,632
          Series M 5.875% 1/1/17                      25,000              25,611
     St. Cloud Housing &
          Redevelopment Authority
          Revenue (Sterling Heights
          Apartments Project)
          7.55% 4/1/39 (AMT)                         530,000             560,427
     St. Paul Housing & Redevelopment
          Authority Multifamily Housing
          Revenue (Selby Grotto Housing
          Project) 5.50% 9/20/44
          (GNMA) (AMT)                               750,000             769,928


                                                              (continues)     31

Statements of net assets


Delaware Minnesota High-Yield Municipal Bond Fund



                                                  Principal            Market
                                                   Amount              Value
________________________________________________________________________________

Municipal Bonds (continued)
________________________________________________________________________________

Housing Revenue Bonds (continued)
     Stillwater Multifamily Revenue
          (Stillwater Cottages Project)
          7.00% 11/1/16 (AMT)                     $  680,000         $   694,790
          Series A 6.75% 11/1/11                     205,000             209,471
          Series A 7.00% 11/1/27                     340,000             347,334
     Washington County Housing &
          Redevelopment Authority
          Governmental Revenue
          (Briar Pond Project) Series B
               7.125% 8/20/34                        840,000             803,796
          (Woodland Park Apartments
               Project) 4.70% 10/1/32              2,075,000           2,085,707
                                                                     ___________

                                                                      18,631,556
                                                                     ___________

Lease Revenue Bonds - 2.23%
     Andover Economic Development
          Authority Public Facilities Lease
          Revenue (Andover Community
          Center) 5.20% 2/1/34                     1,000,000           1,043,240
     Hibbing Economic Development
          Authority Revenue (Hibbing
          Lease Obligation Project)
          6.40% 2/1/12                               530,000             530,387
     St. Paul Port Authority Lease
          Revenue (Robert Street
          Office Building Project)
          5.00% 12/1/27                            1,000,000           1,047,260
                                                                     ___________

                                                                       2,620,887
                                                                     ___________

Local General Obligation Bonds - 9.05%
     Farmington Independent
          School District #192 Series B
          5.00% 2/1/27 (FSA)                       1,000,000           1,055,100
     Hopkins Independent School
          District #270 Facilities
          5.00% 2/1/26 (MBIA)                      1,055,000           1,116,201
     Lakeville Independent School
          District #194 Series A
          4.75% 2/1/22 (FSA)                       1,000,000           1,036,030
     Metropolitan Council Waste
          Water Treatment Series B
          5.00% 12/1/21                              500,000             533,545
     Minneapolis Tax Increment
          Revenue (Ivory Tower Project)
          5.70% 2/1/29                               785,000             800,111
     Minneapolis Tax Increment
          Revenue Refunding
          (St. Anthony Falls Project)
          5.65% 2/1/27                               500,000             507,440
     Moorhead Series B 5.00% 2/1/33
          (MBIA)                                     750,000             785,190
     Perham Disposal System
          6.00% 5/1/22 (AMT)                       1,500,000           1,582,350
     St. Paul Housing & Redevelopment
          Authority Tax Increment (Upper
          Landing Project) Series A
          6.80% 3/1/29                             1,000,000           1,073,320
     St. Paul Independent School
          District #625 Series B
          5.00% 2/1/20 (FSA)                         750,000             803,955
     Todd Morrison Cass & Wadena
          Counties United Hospital
          District (Health Care Facilities-
          Lakewood)
          5.00% 12/1/21                              610,000             628,873
          5.125% 12/1/24                             205,000             212,376
          5.25% 12/1/26                              490,000             511,795
                                                                     ___________

                                                                      10,646,286
                                                                     ___________

$ Pre-Refunded Bonds - 6.39%
     Little Canada Multifamily
          Housing Revenue Alternative
          Development (Montreal Courts
          Apartments Project) Series A
          6.25% 12/1/27-07                         1,250,000           1,286,925
     Minneapolis Community
          Development Agency
          (Supported Development
          Revenue) Series G-3
          5.45% 12/1/31-11                         1,000,000           1,084,640
     Minneapolis Health Care
          System Revenue (Fairview
          Health Services) Series A
          5.625% 5/15/32-12                        2,000,000           2,215,220
     Minnesota State Higher
          Education Facilities Authority
          Revenue (College of Art &
          Design Project) Series 5-D
          6.75% 5/1/26-10                            500,000             536,635
     Perham Hospital District Senior
          Congregate Housing Facilities
          Revenue (Briarwood Project)
          6.25% 11/1/22-07                           620,000             636,436
     Puerto Rico Commonwealth
          Highway & Transportation
          Authority Transportation
          Refunding Series D
          5.25% 7/1/38-12                          1,500,000           1,625,415
     Rice County Certificates of
          Participation Series A
          6.00% 12/1/21-06                           125,000             125,754
                                                                     ___________

                                                                       7,511,025
                                                                     ___________

Special Tax Bonds - 0.89%
     Virgin Islands Public Finance
          Authority Revenue (Senior-Lien-
          Matching Fund Loan Note)
          Series A 5.25% 10/1/24                   1,000,000           1,053,430
                                                                     ___________

                                                                       1,053,430
                                                                     ___________

                                                  Principal            Market
                                                   Amount              Value
_______________________________________________________________________________

Municipal Bonds (continued)
_______________________________________________________________________________

State General Obligation Bonds - 2.24%
   & Minnesota State, Inverse Floater
          ROLs 6.564% 11/1/17                     $1,000,000       $  1,054,560
     Puerto Rico Commonwealth
          Public Improvement Series A
          5.00% 7/1/34                               500,000            510,855
     Puerto Rico Government
          Development Bank Senior
          Notes Series B 5.00% 12/1/14             1,000,000          1,064,340
                                                                   ____________

                                                                      2,629,755
                                                                   ____________

Transportation Revenue Bonds - 1.77%
     Minneapolis/St. Paul Metropolitan
          Airports Commission Revenue
          Series A 5.00% 1/1/28 (MBIA)             2,000,000          2,078,460
                                                                   ____________

                                                                      2,078,460
                                                                   ____________


Total Municipal Bonds (cost $109,059,572)                           111,992,664
                                                                   ____________

                                                  Number of
                                                   Shares
_______________________________________________________________________________

Short-Term Investments - 3.99%
_______________________________________________________________________________

Money Market Instruments - 0.67%
     Federated Minnesota Municipal
          Cash Trust                                 784,806            784,806
                                                                   ____________

                                                                        784,806
                                                                   ____________

                                                  Principal
                                                   Amount

~ Variable Rate Demand Notes - 3.32%
     Minneapolis Guthrie Parking Ramp
          3.27% 12/1/33 (SPA)                     $2,000,000          2,000,000
     Minneapolis Health Care
          System Revenue (Fairview
          Health Services) Series A
          3.40% 11/15/32 (AMBAC)
          (SPA)                                    1,400,000          1,400,000
     Minneapolis Revenue (Guthrie
          Theater Project) Series A
          (LOC - Wells Fargo Bank)
          3.27% 10/1/23                              500,000            500,000
                                                                   ____________

                                                                      3,900,000
                                                                   ____________

Total Short-Term Investments

     (cost $4,684,806)                                                4,684,806
                                                                   ____________

Total Market Value of Securities - 99.22%

     (cost $113,744,378)                                            116,677,470

Receivables and Other Assets
     Net of Liabilities - 0.78%                                         920,728
                                                                   ____________

Net Assets Applicable to 11,161,699
     Shares Outstanding - 100.00%                                  $117,598,198
                                                                   ____________

Net Asset Value - Delaware Minnesota High-Yield
     Municipal Bond Fund
     Class A ($87,503,922 / 8,308,999 Shares)                            $10.53
                                                                         ______
Net Asset Value - Delaware Minnesota High-Yield
     Municipal Bond Fund
     Class B ($9,577,877 / 908,064 Shares)                               $10.55
                                                                         ______
Net Asset Value - Delaware Minnesota High-Yield
     Municipal Bond Fund
     Class C ($20,516,399 / 1,944,636 Shares)                            $10.55
                                                                         ______

Components of Net Assets at August 31, 2006:

Shares of beneficial interest
     (unlimited authorization - no par)                            $117,216,892
Accumulated net realized loss on investments                         (2,551,786)
Net unrealized appreciation of investments                            2,933,092
                                                                   ____________

Total net assets                                                   $117,598,198
                                                                   ____________


Summary of Abbreviations:

AMBAC - Insured by the AMBAC Assurance Corporation
AMT - Subject to Alternative Minimum Tax
FHA - Insured by the Federal Housing Administration
FNMA - Insured by Federal National Mortgage Association
FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association
LOC - Letter of Credit
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN - Insured by Radian Asset Assurance
ROLs - Residual Option Longs
SPA - Stand-by Purchase Agreement

$ Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S.
  Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 7 in "Notes to Financial Statements."

& An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of August 31, 2006. See Note 7 in "Notes to Financial Statements."

~ Variable rate security. The interest rate shown is the rate as of August 31, 2006.

@ Illiquid security. At August 31, 2006, the aggregate amount of illiquid securities equaled $1,863,819, which represented 1.58% of the Fund's net assets. See Note 7 in "Notes to Financial Statements."



Net Asset Value and Offering Price Per Share Delaware
     Minnesota High-Yield Municipal Bond Fund

Net asset value Class A (A)                                              $10.53
Sales charge (4.50% of offering price) (B)                                 0.50
                                                                         ______

Offering price                                                           $11.03
                                                                         ______

(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements of operations


Delaware Minnesota Municipal Bond Funds

Year Ended August 31, 2006

                                                                                             Delaware       Delaware      Delaware
                                                                            Delaware         Tax-Free       Tax-Free      Minnesota
                                                                            Tax-Free         Minnesota      Minnesota     High-Yield
                                                                            Minnesota         Insured     Intermediate    Municipal
                                                                              Fund              Fund          Fund        Bond Fund

Investment Income:

     Interest                                                              $20,085,468     $11,700,803     $2,687,793    $5,194,380
                                                                           ___________     ___________     __________    __________

Expenses:

     Management fees                                                         2,190,839       1,188,037        285,389       555,094
     Distribution expenses - Class A                                           928,423         535,795        124,107       181,263
     Distribution expenses - Class B                                           122,428         111,364         23,021       101,294
     Distribution expenses - Class C                                           144,811         122,115         51,217       179,700
     Dividend disbursing and transfer agent fees and expenses                  203,190         134,876         38,098        62,552
     Accounting and administration expenses                                    159,334          95,043         22,831        40,370
     Legal and professional fees                                                61,009          47,903         28,572        28,979
     Registration fees                                                          27,692          17,639         16,774        31,392
     Trustees' fees                                                             20,743          13,468          2,966         5,210
     Reports and statements to shareholders                                     31,031          27,876          9,362        15,156
     Custodian fees                                                             19,475          10,740          3,976         6,453
     Insurance fees                                                             11,229           5,975          1,325         3,737
     Pricing fees                                                                4,009           2,633          1,420         2,520
     Taxes (other than taxes on income)                                          1,302             743              -           455
     Other                                                                      13,269           8,043          3,403         3,206
                                                                           ___________     ___________     __________    __________

                                                                             3,938,784       2,322,250        612,461     1,217,381
     Less expenses absorbed or waived                                          (15,468)        (28,216)       (69,913)     (108,549)
     Less waived distribution expenses - Class A                                     -               -        (49,643)            -
     Less expense paid indirectly                                               (2,148)           (811)          (952)          (72)
                                                                           ___________     ___________     __________    __________

     Total operating expenses                                                3,921,168       2,293,223        491,953     1,108,760
                                                                           ___________     ___________     __________    __________


Net Investment Income                                                       16,164,300       9,407,580      2,195,840     4,085,620
                                                                           ___________     ___________     __________    __________

Net Realized and Unrealized Gain (Loss) on Investments:

     Net realized gain (loss) on investments                                   420,471        (191,561)      (181,095)     (187,727)
     Net change in unrealized appreciation/depreciation of investments      (5,618,279)     (4,320,530)      (652,780)     (226,433)
                                                                           ___________     ___________     __________    __________

Net Realized and Unrealized Loss on Investments                             (5,197,808)     (4,512,091)      (833,875)     (414,160)
                                                                           ___________     ___________     __________    __________

Net Increase in Net Assets Resulting from Operations                       $10,966,492     $ 4,895,489     $1,361,965    $3,671,460
                                                                           ___________     ___________     __________    __________


See accompanying notes

Statements of changes in net assets


Delaware Minnesota Municipal Bond Funds


                                                                                 Delaware Tax-Free       Delaware Tax-Free Minnesota
                                                                                  Minnesota Fund                New York Fund
                                                                                    Year Ended                   Year Ended
                                                                                8/31/06       8/31/05       8/31/06       8/31/05

Increase (Decrease) in Net Assets from Operations:

     Net investment income                                                   $ 16,164,300  $ 15,842,204  $  9,407,580  $ 10,006,289
     Net realized gain (loss) on investments                                      420,471       521,727      (191,561)      483,566
     Net change in unrealized appreciation/depreciation of investments         (5,618,279)    6,325,529    (4,320,530)    2,576,840
                                                                             ____________  ____________  ____________  ____________

     Net increase in net assets resulting from operations                      10,966,492    22,689,460     4,895,489    13,066,695
                                                                             ____________  ____________  ____________  ____________

Dividends and Distributions to Shareholders from:

     Net investment income:
          Class A                                                             (15,322,571)  (14,918,426)   (8,597,833)   (9,106,255)
          Class B                                                                (413,101)     (468,436)     (363,586)     (438,591)
          Class C                                                                (487,162)     (416,235)     (397,631)     (415,840)

     Net realized gain on investments:
          Class A                                                                (767,541)   (4,220,929)     (438,581)   (1,001,479)
          Class B                                                                 (26,047)     (174,978)      (23,729)      (62,572)
          Class C                                                                 (29,894)     (135,698)      (24,664)      (55,205)
                                                                             ____________  ____________  ____________  ____________

                                                                              (17,046,316)  (20,334,702)   (9,846,024)  (11,079,942)
                                                                             ____________  ____________  ____________  ____________

Capital Share Transactions:

     Proceeds from shares sold:
          Class A                                                              46,525,876    32,762,383    11,550,587    13,305,078
          Class B                                                                 806,782     1,032,796       359,427       762,589
          Class C                                                               4,424,369     4,082,514     1,930,187     2,220,317

     Net asset value of shares issued upon reinvestment of dividends and distributions:
          Class A                                                              10,254,675    12,557,067     6,080,360     6,840,725
          Class B                                                                 273,926       421,984       294,382       389,371
          Class C                                                                 399,762       431,656       296,875       323,100
                                                                             ____________  ____________  ____________  ____________

                                                                               62,685,390    51,288,400    20,511,818    23,841,180
                                                                             ____________  ____________  ____________  ____________

     Cost of shares repurchased:
          Class A                                                             (33,894,118)  (31,030,615)  (26,983,677)  (22,291,529)
          Class B                                                              (2,326,335)   (3,294,771)   (2,559,927)   (3,218,588)
          Class C                                                              (3,458,556)   (1,444,705)   (1,699,163)   (2,404,134)
                                                                             ____________  ____________  ____________  ____________

                                                                              (39,679,009)  (35,770,091)  (31,242,767)  (27,914,251)
                                                                             ____________  ____________  ____________  ____________

Increase (decrease) in net assets derived from capital share transactions      23,006,381    15,518,309   (10,730,949)   (4,073,071)
                                                                             ____________  ____________  ____________  ____________

Net Increase (Decrease) in Net Assets                                          16,926,557    17,873,067   (15,681,484)   (2,086,318)

Net Assets:

     Beginning of year                                                        391,272,178   373,399,111   251,276,535   253,362,853
                                                                             ____________  ____________  ____________  ____________

     End of year                                                             $408,198,735  $391,272,178  $235,595,051  $251,276,535
                                                                             ____________  ____________  ____________  ____________

     Undistributed (distributions in excess of) net investment income        $    (22,418) $    147,934  $          -  $          -

See accompanying notes


                                                                  (continues) 35

Statements of changes in net assets


Delaware Minnesota Municipal Bond Funds


                                                                          Delaware Tax-Free Minnesota  Delaware Minnesota High-Yield
                                                                               Intermediate Fund            Municipal Bond Fund
                                                                                  Year Ended                    Year Ended
                                                                             8/31/06       8/31/05       8/31/06       8/31/05


Increase (Decrease) in Net Assets from Operations:

     Net investment income                                                   $ 2,195,840   $ 2,350,094   $  4,085,620  $ 3,196,642
     Net realized gain (loss) on investments                                    (181,095)      799,234       (187,727)      26,471
     Net change in unrealized appreciation/depreciation of investments          (652,780)     (107,313)      (226,433)   2,717,449
                                                                             ___________   ___________   ____________  ___________

     Net increase in net assets resulting from operations                      1,361,965     3,042,015      3,671,460    5,940,562
                                                                             ___________   ___________   ____________  ___________

Dividends and Distributions to Shareholders from:

     Net investment income:
          Class A                                                             (1,965,980)   (2,063,392)    (3,084,904)  (2,292,733)
          Class B                                                                (71,129)      (85,793)      (353,881)    (419,856)
          Class C                                                               (158,749)     (200,891)      (628,298)    (482,033)
                                                                             ___________   ___________   ____________  ___________

                                                                              (2,195,858)   (2,350,076)    (4,067,083)  (3,194,622)
                                                                             ___________   ___________   ____________  ___________

Capital Share Transactions:

     Proceeds from shares sold:
          Class A                                                              4,468,732     8,856,040     33,135,160   22,657,439
          Class B                                                                 12,810        46,423      1,943,331    1,226,522
          Class C                                                              1,086,994       735,412      7,697,199    5,727,603

     Net asset value of shares issued upon reinvestment of dividends and distributions:
          Class A                                                              1,416,395     1,526,786      1,867,441    1,387,489
          Class B                                                                 53,171        62,528        227,202      256,713
          Class C                                                                116,926       157,534        437,783      291,405
                                                                             ___________   ___________   ____________  ___________

                                                                               7,155,028    11,384,723     45,308,116   31,547,171
                                                                             ___________   ___________   ____________  ___________

     Cost of shares repurchased:
          Class A                                                             (9,830,857)  (15,027,594)   (11,064,882)  (4,758,836)
          Class B                                                               (841,634)     (550,863)    (3,010,441)  (3,831,970)
          Class C                                                             (1,961,559)   (2,157,860)    (3,355,422)  (2,120,433)
                                                                             ___________   ___________   ____________  ___________

                                                                             (12,634,050)  (17,736,317)   (17,430,745) (10,711,239)
                                                                             ___________   ___________   ____________  ___________

Increase (decrease) in net assets derived from capital share transactions     (5,479,022)   (6,351,594)    27,877,371   20,835,932
                                                                             ___________   ___________   ____________  ___________


Net Increase (Decrease) in Net Assets                                         (6,312,915)   (5,695,655)    27,481,748   23,581,872

Net Assets:

     Beginning of year                                                        61,764,626    67,424,281     90,116,450   66,534,578
                                                                             ___________   ___________   ____________  ___________

     End of year (there was no undistributed income at either year end)      $55,451,711   $61,764,626   $117,598,198  $90,116,450
                                                                             ___________   ___________   ____________  ___________

See accompanying notes

Financial highlights


Delaware Tax-Free Minnesota Class A


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                      8/31/06       8/31/05      8/31/04      8/31/03      8/31/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $12.690       $12.620       $12.450     $12.610      $12.570

Income (loss) from investment operations:

Net investment income                                                   0.511         0.527         0.590       0.622        0.634
Net realized and unrealized gain (loss) on investments                 (0.172)        0.222         0.348      (0.148)       0.037
                                                                      _______       _______       _______     _______      _______

Total from investment operations                                        0.339         0.749         0.938       0.474        0.671
                                                                      _______       _______       _______     _______      _______

Less dividends and distributions from:

Net investment income                                                  (0.513)       (0.526)       (0.600)     (0.625)      (0.631)
Net realized gain on investments                                       (0.026)       (0.153)       (0.168)     (0.009)           -
                                                                      _______       _______       _______     _______      _______

Total dividends and distributions                                      (0.539)       (0.679)       (0.768)     (0.634)      (0.631)
                                                                      _______       _______       _______     _______      _______


Net asset value, end of period                                        $12.490       $12.690       $12.620     $12.450      $12.610
                                                                      _______       _______       _______     _______      _______


Total return (1)                                                        2.78%         6.12%        7.72%        3.80%        5.54%


Ratios and supplemental data:

Net assets, end of period (000 omitted)                              $381,720      $364,491     $348,000     $340,029     $356,522
Ratio of expenses to average net assets                                 0.93%         0.93%        0.94%        0.97%        0.98%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           0.94%         0.94%        0.94%        0.97%        0.98%
Ratio of net investment income to average net assets                    4.11%         4.19%        4.68%        4.90%        5.11%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           4.10%         4.18%        4.68%        4.90%        5.11%
Portfolio turnover                                                        13%           10%          25%          27%          13%
___________________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes


                                                              (continues)     37

Financial highlights


Delaware Tax-Free Minnesota Fund Class B


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                      8/31/06       8/31/05      8/31/04      8/31/03      8/31/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $12.700       $12.630      $12.460      $12.620      $12.580

Income (loss) from investment operations:

Net investment income                                                   0.418         0.433        0.496        0.529        0.540
Net realized and unrealized gain (loss) on investments                 (0.172)        0.222        0.348       (0.150)       0.037
                                                                      _______       _______      _______      _______      _______

Total from investment operations                                        0.246         0.655        0.844        0.379        0.577
                                                                      _______       _______      _______      _______      _______

Less dividends and distributions from:

Net investment income                                                  (0.420)       (0.432)      (0.506)      (0.530)      (0.537)
Net realized gain on investments                                       (0.026)       (0.153)      (0.168)      (0.009)           -
                                                                      _______       _______      _______      _______      _______

Total dividends and distributions                                      (0.446)       (0.585)      (0.674)      (0.539)      (0.537)
                                                                      _______       _______      _______      _______      _______


Net asset value, end of period                                        $12.500       $12.700      $12.630      $12.460      $12.620
                                                                      _______       _______      _______      _______      _______


Total return (1)                                                        2.01%         5.33%        6.91%        3.02%        4.75%


Ratios and supplemental data:

Net assets, end of period (000 omitted)                               $11,354       $12,810      $14,588      $16,394      $17,043
Ratio of expenses to average net assets                                 1.68%         1.68%        1.69%        1.72%        1.73%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           1.69%         1.69%        1.69%        1.72%        1.73%
Ratio of net investment income to average net assets                    3.36%         3.44%        3.93%        4.15%        4.36%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           3.35%         3.43%        3.93%        4.15%        4.36%
Portfolio turnover                                                        13%           10%          25%          27%          13%
___________________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Delaware Tax-Free Minnesota Fund Class C


Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                      8/31/06       8/31/05      8/31/04      8/31/03      8/31/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $12.720       $12.650      $12.480      $12.640      $12.590

Income (loss) from investment operations:

Net investment income                                                   0.418         0.433        0.495        0.529        0.540
Net realized and unrealized gain (loss) on investments                 (0.162)        0.222        0.348       (0.151)       0.047
                                                                      _______       _______      _______      _______      _______

Total from investment operations                                        0.256         0.655        0.843        0.378        0.587
                                                                      _______       _______      _______      _______      _______

Less dividends and distributions from:

Net investment income                                                  (0.420)       (0.432)      (0.505)      (0.529)      (0.537)
Net realized gain on investments                                       (0.026)       (0.153)      (0.168)      (0.009)           -
                                                                      _______       _______      _______      _______      _______

Total dividends and distributions                                      (0.446)       (0.585)      (0.673)      (0.538)      (0.537)
                                                                      _______       _______      _______      _______      _______


Net asset value, end of period                                        $12.530       $12.720      $12.650      $12.480      $12.640
                                                                      _______       _______      _______      _______      _______


Total return (1)                                                        2.08%         5.32%        6.90%        3.01%        4.82%


Ratios and supplemental data:

Net assets, end of period (000 omitted)                               $15,125       $13,971      $10,811      $10,161       $7,682
Ratio of expenses to average net assets                                 1.68%         1.68%        1.69%        1.72%        1.73%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           1.69%         1.69%        1.69%        1.72%        1.73%
Ratio of net investment income to average net assets                    3.36%         3.44%        3.93%        4.15%        4.36%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           3.35%         3.43%        3.93%        4.15%        4.36%
Portfolio turnover                                                        13%           10%          25%          27%          13%
___________________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes



                                                                  (continues) 39

Financial highlights


Delaware Tax-Free Minnesota Insured Fund Class A


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                      8/31/06       8/31/05      8/31/04      8/31/03      8/31/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $11.110       $11.020      $10.740      $10.940      $10.900

Income (loss) from investment operations:

Net investment income                                                   0.438         0.446        0.479        0.498        0.514
Net realized and unrealized gain (loss) on investments                 (0.200)        0.138        0.282       (0.197)       0.038
                                                                      _______       _______      _______      _______      _______

Total from investment operations                                        0.238         0.584        0.761        0.301        0.552
                                                                      _______       _______      _______      _______      _______

Less dividends and distributions from:

Net investment income                                                  (0.436)       (0.445)      (0.481)      (0.501)      (0.512)
Net realized gain on investments                                       (0.022)       (0.049)           -            -            -
                                                                      _______       _______      _______      _______      _______

Total dividends and distributions                                      (0.458)       (0.494)      (0.481)      (0.501)      (0.512)
                                                                      _______       _______      _______      _______      _______


Net asset value, end of period                                        $10.890       $11.110      $11.020      $10.740      $10.940
                                                                      _______       _______      _______      _______      _______


Total return (1)                                                        2.23%         5.42%        7.20%        2.75%        5.25%


Ratios and supplemental data:

Net assets, end of period (000 omitted)                              $212,859      $226,671     $227,018     $231,738     $239,763
Ratio of expenses to average net assets                                 0.89%         0.89%        0.89%        0.93%        0.96%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           0.90%         0.90%        0.89%        0.93%        0.96%
Ratio of net investment income to average net assets                    4.03%         4.05%        4.37%        4.52%        4.78%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           4.02%         4.04%        4.37%        4.52%        4.78%
Portfolio turnover                                                         5%           10%          15%          30%          15%
___________________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Delaware Tax-Free Minnesota Insured Fund Class B


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                      8/31/06       8/31/05      8/31/04      8/31/03      8/31/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $11.100       $11.010      $10.730      $10.940      $10.890

Income (loss) from investment operations:

Net investment income                                                   0.357         0.364        0.397        0.415        0.433
Net realized and unrealized gain (loss) on investments                 (0.200)        0.137        0.282       (0.207)       0.048
                                                                      _______       _______      _______      _______      _______

Total from investment operations                                        0.157         0.501        0.679        0.208        0.481
                                                                      _______       _______      _______      _______      _______

Less dividends and distributions from:

Net investment income                                                  (0.355)       (0.362)      (0.399)      (0.418)      (0.431)
Net realized gain on investments                                       (0.022)       (0.049)           -            -            -
                                                                      _______       _______      _______      _______      _______

Total dividends and distributions                                      (0.377)       (0.411)      (0.399)      (0.418)      (0.431)
                                                                      _______       _______      _______      _______      _______


Net asset value, end of period                                        $10.880       $11.100      $11.010      $10.730      $10.940
                                                                      _______       _______      _______      _______      _______


Total return (1)                                                        1.47%         4.64%        6.41%        1.89%        4.56%


Ratios and supplemental data:

Net assets, end of period (000 omitted)                               $10,182       $12,337      $14,317      $15,647      $14,341
Ratio of expenses to average net assets                                 1.64%         1.64%        1.64%        1.68%        1.71%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           1.65%         1.65%        1.64%        1.68%        1.71%
Ratio of net investment income to average net assets                    3.28%         3.30%        3.62%        3.77%        4.03%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           3.27%         3.29%        3.62%        3.77%        4.03%
Portfolio turnover                                                         5%           10%          15%          30%          15%
___________________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes


                                                              (continues)     41

Financial highlights


Delaware Tax-Free Minnesota Insured Fund Class C


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                      8/31/06       8/31/05      8/31/04      8/31/03      8/31/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $11.120       $11.030      $10.750      $10.950      $10.910

Income (loss) from investment operations:

Net investment income                                                   0.356         0.364        0.396        0.414        0.433
Net realized and unrealized gain (loss) on investments                 (0.200)        0.137        0.282       (0.197)       0.038
                                                                      _______       _______      _______      _______      _______

Total from investment operations                                        0.156         0.501        0.678        0.217        0.471
                                                                      _______       _______      _______      _______      _______

Less dividends and distributions from:

Net investment income                                                  (0.354)       (0.362)      (0.398)      (0.417)      (0.431)
Net realized gain on investments                                       (0.022)       (0.049)           -            -            -
                                                                      _______       _______      _______      _______      _______

Total dividends and distributions                                      (0.376)       (0.411)      (0.398)      (0.417)      (0.431)
                                                                      _______       _______      _______      _______      _______


Net asset value, end of period                                        $10.900       $11.120      $11.030      $10.750      $10.950
                                                                      _______       _______      _______      _______      _______


Total return (1)                                                        1.46%         4.63%        6.39%        1.97%        4.46%


Ratios and supplemental data:

Net assets, end of period (000 omitted)                               $12,554       $12,269      $12,028      $11,966       $6,083
Ratio of expenses to average net assets                                 1.64%         1.64%        1.64%        1.68%        1.71%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           1.65%         1.65%        1.64%        1.68%        1.71%
Ratio of net investment income to average net assets                    3.28%         3.30%        3.62%        3.77%        4.03%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           3.27%         3.29%        3.62%        3.77%        4.03%
Portfolio turnover                                                         5%           10%          15%          30%          15%
___________________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Delaware Tax-Free Minnesota Intermediate Fund Class A


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                      8/31/06       8/31/05      8/31/04      8/31/03      8/31/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $11.010       $10.890      $10.630      $10.720      $10.580

Income (loss) from investment operations:

Net investment income                                                   0.429         0.407        0.444        0.469        0.512
Net realized and unrealized gain (loss) on investments                 (0.150)        0.120        0.260       (0.088)       0.138
                                                                      _______       _______      _______      _______      _______

Total from investment operations                                        0.279         0.527        0.704        0.381        0.650
                                                                      _______       _______      _______      _______      _______

Less dividends and distributions from:

Net investment income                                                  (0.429)       (0.407)      (0.444)      (0.471)      (0.510)
                                                                      _______       _______      _______      _______      _______

Total dividends and distributions                                      (0.429)       (0.407)      (0.444)      (0.471)      (0.510)
                                                                      _______       _______      _______      _______      _______


Net asset value, end of period                                        $10.860       $11.010      $10.890      $10.630      $10.720
                                                                      _______       _______      _______      _______      _______


Total return (1)                                                        2.62%         4.93%        6.73%        3.59%        6.34%


Ratios and supplemental data:

Net assets, end of period (000 omitted)                               $48,297       $52,958      $57,012      $57,635      $51,034
Ratio of expenses to average net assets                                 0.75%         0.79%        0.84%        0.86%        0.85%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           0.97%         0.95%        0.95%        0.96%        0.85%
Ratio of net investment income to average net assets                    3.96%         3.72%        4.10%        4.32%        4.86%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           3.74%         3.56%        3.99%        4.22%        4.86%
Portfolio turnover                                                        11%           25%          30%          23%          35%
___________________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes




                                                                  (continues) 43

Financial highlights


Delaware Tax-Free Minnesota Intermediate Fund Class B


Selected data for each share of the Fund outstanding throughout each period were as follows:




                                                                                         Year Ended
                                                                  _______________________________________________________

                                                                  8/31/06     8/31/05     8/31/04    8/31/03     8/31/02
_________________________________________________________________________________________________________________________

Net asset value, beginning of period                              $11.040     $10.920     $10.650    $10.740     $10.600

Income (loss) from investment operations:

Net investment income                                               0.337       0.314       0.352      0.377       0.423
Net realized and unrealized gain (loss) on investments             (0.150)      0.120       0.270     (0.088)      0.137
                                                                  _______     _______     _______    _______     _______

Total from investment operations                                    0.187       0.434       0.622      0.289       0.560
                                                                  _______     _______     _______    _______     _______

Less dividends and distributions from:

Net investment income                                              (0.337)     (0.314)     (0.352)    (0.379)     (0.420)
                                                                  _______     _______     _______    _______     _______

Total dividends and distributions                                  (0.337)     (0.314)     (0.352)    (0.379)     (0.420)
                                                                  _______     _______     _______    _______     _______


Net asset value, end of period                                    $10.890     $11.040     $10.920    $10.650     $10.740
                                                                  _______     _______     _______    _______     _______


Total return (1)                                                    1.75%       4.03%       5.91%      2.70%       5.43%


Ratios and supplemental data:

Net assets, end of period (000 omitted)                            $1,993      $2,811      $3,224     $4,002      $2,852
Ratio of expenses to average net assets                             1.60%       1.64%       1.69%      1.71%       1.70%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly       1.72%       1.70%       1.70%      1.73%       1.70%
Ratio of net investment income to average net assets                3.11%       2.87%       3.25%      3.47%       4.01%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly       2.99%       2.81%       3.24%      3.45%       4.01%
Portfolio turnover                                                    11%         25%         30%        23%         35%
_________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
    Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes


Delaware Tax-Free Minnesota Intermediate Fund Class C


Selected data for each share of the Fund outstanding throughout each period were as follows:



                                                                                         Year Ended
                                                                  _______________________________________________________

                                                                  8/31/06     8/31/05     8/31/04    8/31/03     8/31/02
_________________________________________________________________________________________________________________________

Net asset value, beginning of period                              $11.030     $10.910     $10.640    $10.730     $10.590

Income (loss) from investment operations:

Net investment income                                               0.337       0.314       0.352      0.377       0.423
Net realized and unrealized gain (loss) on investments             (0.150)      0.120       0.270     (0.088)      0.137
                                                                  _______     _______     _______    _______     _______

Total from investment operations                                    0.187       0.434       0.622      0.289       0.560
                                                                  _______     _______     _______    _______     _______

Less dividends and distributions from:

Net investment income                                              (0.337)     (0.314)     (0.352)    (0.379)     (0.420)
                                                                  _______     _______     _______    _______     _______

Total dividends and distributions                                  (0.337)     (0.314)     (0.352)    (0.379)     (0.420)
                                                                  _______     _______     _______    _______     _______


Net asset value, end of period                                    $10.880     $11.030     $10.910    $10.640     $10.730
                                                                  _______     _______     _______    _______     _______


Total return (1)                                                    1.75%       4.04%       5.91%      2.71%       5.44%


Ratios and supplemental data:

Net assets, end of period (000 omitted)                            $5,162      $5,996      $7,188     $6,544      $4,887
Ratio of expenses to average net assets                             1.60%       1.64%       1.69%      1.71%       1.70%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly       1.72%       1.70%       1.70%      1.73%       1.70%
Ratio of net investment income to average net assets                3.11%       2.87%       3.25%      3.47%       4.01%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly       2.99%       2.81%       3.24%      3.45%       4.01%
Portfolio turnover                                                    11%         25%         30%        23%         35%
_________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
    Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes



                                                                  (continues) 45

Financial highlights


Delaware Minnesota High-Yield Municipal Bond Fund Class A


Selected data for each share of the Fund outstanding throughout each period were as follows:



                                                                                         Year Ended
                                                                  _______________________________________________________

                                                                  8/31/06     8/31/05     8/31/04    8/31/03     8/31/02
_________________________________________________________________________________________________________________________

Net asset value, beginning of period                              $10.610     $10.240      $9.910     $9.950      $9.900

Income (loss) from investment operations:

Net investment income                                               0.445       0.469       0.512      0.550       0.586
Net realized and unrealized gain (loss) on investments             (0.082)      0.372       0.328     (0.030)      0.056
                                                                  _______     _______     _______    _______     _______

Total from investment operations                                    0.363       0.841       0.840      0.520       0.642
                                                                  _______     _______     _______    _______     _______

Less dividends and distributions from:

Net investment income                                              (0.443)     (0.471)     (0.510)    (0.560)     (0.592)
                                                                  _______     _______     _______    _______     _______

Total dividends and distributions                                  (0.443)     (0.471)     (0.510)    (0.560)     (0.592)
                                                                  _______     _______     _______    _______     _______


Net asset value, end of period                                    $10.530     $10.610     $10.240     $9.910      $9.950
                                                                  _______     _______     _______    _______     _______


Total return (1)                                                    3.54%       8.40%       8.65%      5.33%       6.74%


Ratios and supplemental data:

Net assets, end of period (000 omitted)                           $87,504     $63,802     $42,636    $36,644     $34,867
Ratio of expenses to average net assets                             0.89%       0.89%       0.75%      0.75%       0.75%
Ratio of expenses to average net assets
    prior to expense limitation and expenses paid indirectly        1.00%       0.98%       1.00%      1.04%       1.01%
Ratio of net investment income to average net assets                4.26%       4.50%       5.03%      5.48%       5.98%
Ratio of net investment income to average net assets
    prior to expense limitation and expenses paid indirectly        4.15%       4.41%       4.78%      5.19%       5.72%
Portfolio turnover                                                     4%          3%         24%        32%         33%
_________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
    Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes


Delaware Minnesota High-Yield Municipal Bond Fund Class B


Selected data for each share of the Fund outstanding throughout each period were as follows:



                                                                                         Year Ended
                                                                  _______________________________________________________

                                                                  8/31/06     8/31/05     8/31/04    8/31/03     8/31/02
_________________________________________________________________________________________________________________________

Net asset value, beginning of period                              $10.630     $10.250      $9.930     $9.970      $9.910

Income (loss) from investment operations:

Net investment income                                               0.367       0.391       0.435      0.475       0.513
Net realized and unrealized gain (loss) on investments             (0.082)      0.381       0.318     (0.030)      0.063
                                                                  _______     _______     _______    _______     _______

Total from investment operations                                    0.285       0.772       0.753      0.445       0.576
                                                                  _______     _______     _______    _______     _______

Less dividends and distributions from:

Net investment income                                              (0.365)     (0.392)     (0.433)    (0.485)     (0.516)
                                                                  _______     _______     _______    _______     _______

Total dividends and distributions                                  (0.365)     (0.392)     (0.433)    (0.485)     (0.516)
                                                                  _______     _______     _______    _______     _______


Net asset value, end of period                                    $10.550     $10.630     $10.250     $9.930      $9.970
                                                                  _______     _______     _______    _______     _______


Total return (1)                                                    2.77%       7.68%       7.71%      4.55%       6.03%


Ratios and supplemental data:

Net assets, end of period (000 omitted)                            $9,578     $10,505     $12,463    $12,513     $13,379
Ratio of expenses to average net assets                             1.64%       1.64%       1.50%      1.50%       1.50%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly       1.75%       1.73%       1.75%      1.79%       1.76%
Ratio of net investment income to average net assets                3.51%       3.75%       4.28%      4.73%       5.23%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly       3.40%       3.66%       4.03%      4.44%       4.97%
Portfolio turnover                                                     4%          3%         24%        32%         33%
_________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
    Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes



                                                              (continues)     47

Financial highlights


Delaware Minnesota High-Yield Municipal Bond Fund Class C


Selected data for each share of the Fund outstanding throughout each period were as follows:



                                                                                         Year Ended
                                                                  _______________________________________________________

                                                                  8/31/06     8/31/05     8/31/04    8/31/03     8/31/02
_________________________________________________________________________________________________________________________

Net asset value, beginning of period                              $10.630     $10.250      $9.930     $9.970      $9.910

Income (loss) from investment operations:

Net investment income                                               0.367       0.391       0.435      0.475       0.513
Net realized and unrealized gain (loss) on investments             (0.082)      0.381       0.318     (0.030)      0.063
                                                                  _______     _______     _______    _______     _______

Total from investment operations                                    0.285       0.772       0.753      0.445       0.576
                                                                  _______     _______     _______    _______     _______

Less dividends and distributions from:

Net investment income                                              (0.365)     (0.392)     (0.433)    (0.485)     (0.516)
                                                                  _______     _______     _______    _______     _______

Total dividends and distributions                                  (0.365)     (0.392)     (0.433)    (0.485)     (0.516)
                                                                  _______     _______     _______    _______     _______


Net asset value, end of period                                    $10.550     $10.630     $10.250     $9.930      $9.970
                                                                  _______     _______     _______    _______     _______


Total return (1)                                                    2.76%       7.68%       7.71%      4.54%       6.03%


Ratios and supplemental data:

Net assets, end of period (000 omitted)                           $20,516     $15,809     $11,435    $10,754      $7,840
Ratio of expenses to average net assets                             1.64%       1.64%       1.50%      1.50%       1.50%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly       1.75%       1.73%       1.75%      1.79%       1.76%
Ratio of net investment income to average net assets                3.51%       3.75%       4.28%      4.73%       5.23%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly       3.40%       3.66%       4.03%      4.44%       4.97%
Portfolio turnover                                                     4%          3%         24%        32%         33%
_________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
    Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes


Notes to financial statements


Delaware Minnesota Municipal Bond Funds

August 31, 2006


Voyageur Mutual Funds is organized as a Delaware statutory trust and offers five series: Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund and Delaware Tax-Free New York Fund. Voyageur Insured Funds is organized as a Delaware statutory trust and offers two series: Delaware Tax-Free Arizona Insured Fund and Delaware Tax-Free Minnesota Insured Fund. Voyageur Tax Free Funds is organized as a Delaware statutory trust and offers the Delaware Tax-Free Minnesota Fund. Voyageur Intermediate Tax Free Funds is organized as a Delaware statutory trust and offers the Delaware Tax-Free Minnesota Intermediate Fund. Voyageur Mutual Funds, Voyageur Insured Funds, Voyageur Tax Free Funds and Voyageur Intermediate Tax Free Funds are individually referred to as a "Trust" and collectively as the "Trusts." These financial statements and the related notes pertain to Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Insured Fund, Delaware Tax-Free Minnesota Intermediate Fund and Delaware Minnesota High-Yield Municipal Bond Fund (each referred to as a "Fund" or collectively as the "Funds"). The above Trusts are open-end investment companies. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended, and offer Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.50% for Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Insured Fund and Delaware Minnesota High-Yield Municipal Bond Fund and up to 2.75% for Delaware Tax-Free Minnesota Intermediate Fund. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge of up to 1% if redeemed during the first two years, provided that a financial advisor was paid commission on the purchase of those shares. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero for Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Insured Fund and Delaware Minnesota High-Yield Municipal Bond Fund and that declines from 2% to zero for Delaware Tax-Free Minnesota Intermediate Fund, depending upon the period of time the shares are held. Class B shares will automatically convert to Class A on a quarterly basis approximately eight years after purchase for Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Insured Fund and Delaware Minnesota High-Yield Municipal Bond Fund and approximately five years after purchase for Delaware Tax-Free Minnesota Intermediate Fund. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first twelve months.

The investment objective of Delaware Tax-Free Minnesota Fund and Delaware Tax-Free Minnesota Insured Fund is to seek as high a level of current income exempt from federal income tax and from the Minnesota state personal income tax, as is consistent with preservation of capital.

The investment objective of Delaware Tax-Free Minnesota Intermediate Fund is to seek to provide investors with preservation of capital and, secondarily, current income exempt from federal income tax and from the Minnesota state personal income tax, by maintaining a dollar-weighted average effective portfolio maturity of 10 years or less.

The investment objective of Delaware Minnesota High-Yield Municipal Bond Fund is to seek as high a level of current income exempt from federal income tax and from the Minnesota state personal income tax, primarily through investment in medium- and lower-grade municipal obligations.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Open-end investment companies are valued at their published net asset value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes - Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Although the Funds' tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Funds' financial statements.

Class Accounting - Investment income and common expenses are allocated to the classes of the Funds on the basis of "settled shares" of each class in relation to the net assets of the Funds. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


                                                              (continues)     49

Notes to financial statements


Delaware Minnesota Municipal Bond Funds


1. Significant Accounting Policies (continued)

Other - Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Delaware Investments(R) Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

The Funds receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under the above arrangement is included in custodian fees on the Statements of Operations with the corresponding expense offset shown as "expense paid indirectly."

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund's average daily net assets as follows:



                                                                     Delaware Tax-Free    Delaware Tax-Free     Delaware Minnesota
                                                Delaware Tax-Free        Minnesota            Minnesota         High-Yield Municipal
                                                  Minnesota Fund       Insured Fund       Intermediate Fund          Bond Fund
                                                _________________    _________________    __________________    ____________________

On the first $500 million                             0.550%               0.500%               0.500%                 0.550%
On the next $500 million                              0.500%               0.475%               0.475%                 0.500%
On the next $1.5 billion                              0.450%               0.450%               0.450%                 0.450%
In excess of $2.5 billion                             0.425%               0.425%               0.425%                 0.425%



DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed specified percentages of average daily net assets as shown below:




                                                                     Delaware Tax-Free    Delaware Tax-Free     Delaware Minnesota
                                                Delaware Tax-Free        Minnesota            Minnesota         High-Yield Municipal
                                                  Minnesota Fund       Insured Fund       Intermediate Fund          Bond Fund
                                                _________________    _________________    __________________    ____________________

Operating expense limitation as a percentage
   of average daily net assets (per annum)             0.69%                0.64%                0.60%                  0.64%
Expiration date                                      12/29/05             10/31/06             10/31/06               10/31/06
Effective December 30, 2005,
   Operating expense limitation as a
   percentage of average daily net assets (per
   annum)                                              0.68%                0.64%                0.60%                  0.64%
Expiration date                                      12/31/06             12/31/06             12/31/06               12/31/06



Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. Each Fund pays DSC a monthly fee computed at the annual rate of 0.04% of such Fund's average daily net assets for accounting and administration services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, each Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. DDLP has contracted to waive distribution and services fees through December 31, 2006 in order to prevent distribution and service fees of Class A shares from exceeding 0.15% of average daily net assets for Delaware Tax-Free Minnesota Intermediate Fund.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

At August 31, 2006, the Funds had liabilities payable to affiliates as follows:



                                                                     Delaware Tax-Free    Delaware Tax-Free     Delaware Minnesota
                                                Delaware Tax-Free        Minnesota            Minnesota         High-Yield Municipal
                                                  Minnesota Fund       Insured Fund       Intermediate Fund          Bond Fund
                                                _________________    _________________    __________________    ____________________


Investment management fee payable to DMC             $192,838             $97,956              $ 8,596                $33,929
Dividend disbursing, transfer agent,
   accounting and administration fees and
   expenses payable to DSC                             30,693              18,927                4,983                  9,696
Distribution fee payable to DDLP                      102,888              64,101               12,142                 43,527
Other expenses payable to DMC and affiliates*          11,742               6,906                3,126                  3,287

*DMC, as part of its administrative services, pays operating expenses on behalf of each Fund and is reimbursed on a periodic basis.
 Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees' fees.

As provided in the investment management agreement, each Fund bears the cost of certain legal services, including internal legal services provided to each Fund by DMC employees. For the year ended August 31, 2006, each Fund was charged for internal legal services provided by DMC as follows:


                                                                     Delaware Tax-Free    Delaware Tax-Free     Delaware Minnesota
                                                Delaware Tax-Free        Minnesota            Minnesota         High-Yield Municipal
                                                  Minnesota Fund       Insured Fund       Intermediate Fund          Bond Fund
                                                _________________    _________________    __________________    ____________________

                                                      $22,874             $13,697               $3,306                 $5,720

For the year ended August 31, 2006, DDLP earned commissions on sales of Class A shares for each Fund as follows:


                                                                     Delaware Tax-Free    Delaware Tax-Free     Delaware Minnesota
                                                Delaware Tax-Free        Minnesota            Minnesota         High-Yield Municipal
                                                  Minnesota Fund       Insured Fund       Intermediate Fund          Bond Fund
                                                _________________    _________________    __________________    ____________________

                                                      $65,336             $27,780               $4,745                $70,869

For the year ended August 31, 2006, DDLP received gross contingent deferred sales charge commissions on redemption of each Fund's Class A, Class B and Class C shares, respectively. These commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares. The amounts received were as follows:


                                                                     Delaware Tax-Free    Delaware Tax-Free     Delaware Minnesota
                                                Delaware Tax-Free        Minnesota            Minnesota         High-Yield Municipal
                                                  Minnesota Fund       Insured Fund       Intermediate Fund          Bond Fund
                                                _________________    _________________    __________________    ____________________

Class A                                                $  637             $   280               $5,522                $ 9,896
Class B                                                 7,493              13,148                1,866                 11,279
Class C                                                 6,806               2,045                1,172                  8,077

Certain officers of DMC, DSC, and DDLP are officers and/or trustees of the Trusts. These officers and trustees are paid no compensation by the Funds.

3. Investments

For the year ended August 31, 2006, the Funds made purchases and sales of investment securities other than short-term investments as follows:


                                                                     Delaware Tax-Free    Delaware Tax-Free     Delaware Minnesota
                                                Delaware Tax-Free        Minnesota            Minnesota         High-Yield Municipal
                                                  Minnesota Fund       Insured Fund       Intermediate Fund          Bond Fund
                                                _________________    _________________    __________________    ____________________

Purchases                                          $71,884,416         $11,312,709           $6,166,602            $31,793,098
Sales                                               51,459,401          19,589,439            9,901,143              3,442,755

At August 31, 2006 the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:


                                                                     Delaware Tax-Free    Delaware Tax-Free     Delaware Minnesota
                                                Delaware Tax-Free        Minnesota            Minnesota         High-Yield Municipal
                                                  Minnesota Fund       Insured Fund       Intermediate Fund          Bond Fund
                                                _________________    _________________    __________________    ____________________

Cost of investments                                $386,720,288        $217,684,065          $52,951,348           $113,672,073
                                                   ____________        ____________          ___________           ____________

Aggregate unrealized appreciation                   $18,578,507        $ 15,519,744           $2,040,262            $ 3,371,246
Aggregate unrealized depreciation                      (446,314)            (60,428)             (40,292)              (365,849)
                                                   ____________        ____________          ___________           ____________

Net unrealized appreciation                        $ 18,132,193        $ 15,459,316           $1,999,970            $ 3,005,397
                                                   ____________        ____________          ___________           ____________


                                                              (continues)     51

Notes to financial statements


Delaware Minnesota Municipal Bond Funds


4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended August 31, 2006 and 2005 was as follows:



                                                                     Delaware Tax-Free    Delaware Tax-Free     Delaware Minnesota
                                                Delaware Tax-Free        Minnesota            Minnesota         High-Yield Municipal
                                                  Minnesota Fund       Insured Fund       Intermediate Fund          Bond Fund
                                                _________________    _________________    __________________    ____________________

Year Ended 8/31/06

Tax-exempt income                                   $16,312,106         $ 9,369,886           $2,195,858             $4,067,083
Ordinary income                                         106,715                   -                    -                      -
Long-term capital gain                                  627,495             476,138                    -                      -
                                                    ___________         ___________           __________             __________

Total                                               $17,046,316         $ 9,846,024           $2,195,858             $4,067,083
                                                    ___________         ___________           __________             __________

Year Ended 8/31/05

Tax-exempt income                                   $15,803,097         $ 9,960,686           $2,350,076             $3,194,622
Long-term capital gain                                4,531,605           1,119,256                    -                      -
                                                    ___________         ___________           __________             __________

Total                                               $20,334,702         $11,079,942           $2,350,076             $3,194,622
                                                    ___________         ___________           __________             __________


As of August 31, 2006, the components of net assets on a tax basis were as follows:


                                                                     Delaware Tax-Free    Delaware Tax-Free     Delaware Minnesota
                                                Delaware Tax-Free        Minnesota            Minnesota         High-Yield Municipal
                                                  Minnesota Fund       Insured Fund       Intermediate Fund          Bond Fund
                                                _________________    _________________    __________________    ____________________

Shares of beneficial interest                      $389,782,636        $220,321,556          $54,908,696            $117,216,892
Undistributed long-term capital gain                    306,324                   -                    -                       -
Capital loss carryforwards                                    -                   -           (1,356,875)             (2,432,446)
Post-October losses                                           -            (185,821)            (100,080)               (191,645)
Other temporary differences                             (22,418)                  -                    -                       -
Unrealized appreciation of investments               18,132,193          15,459,316            1,999,970               3,005,397
                                                   ____________        ____________          ___________            ____________

Net assets                                         $408,198,735        $235,595,051          $55,451,711            $117,598,198
                                                   ____________        ____________          ___________            ____________

The differences between book basis and tax basis components of net assets are primarily attributable to tax treatment of market discount on debt instruments.

Post-October losses represent losses realized on investment transactions from November 1, 2005 through August 31, 2006 that, in accordance with federal income tax regulations, each Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of market discount on certain debt instruments and dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended August 31, 2006, the Funds recorded the following reclassifications.


                                                                     Delaware Tax-Free    Delaware Tax-Free     Delaware Minnesota
                                                Delaware Tax-Free        Minnesota            Minnesota         High-Yield Municipal
                                                  Minnesota Fund       Insured Fund       Intermediate Fund          Bond Fund
                                                _________________    _________________    __________________    ____________________

Paid-in capital                                      $      -            $(10,836)               $ -                  $     -
Undistributed (Accumulated)
     net investment income (loss)                    (111,818)            (48,530)                18                  (18,537)
Accumulated net realized gain (loss)                  111,818              59,366                (18)                  18,537


For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at August 31, 2006 will expire as follows:



                                    Delaware Tax-Free       Delaware Minnesota
                                        Minnesota          High-Yield Municipal
Year of Expiration                  Intermediate Fund           Bond Fund
__________________                  _________________     ______________________

2008                                   $        -               $  179,791
2009                                    1,024,839                1,267,552
2010                                        4,037                   57,521
2011                                      246,659                  243,334
2012                                            -                  684,248
2014                                       81,340                        -
                                       __________               __________

Total                                  $1,356,875               $2,432,446
                                       __________               __________


For the year ended August 31, 2006, the Delaware Minnesota High-Yield Municipal Bond Fund utilized $1,332 in capital loss carryforwards.

5. Capital Shares

Transactions in capital shares were as follows:

                                                                             Delaware Tax-Free              Delaware Tax-Free
                                                                              Minnesota Fund              Minnesota Insured Fund
                                                                        _________________________      __________________________

                                                                                Year Ended                     Year Ended
                                                                          8/31/06        8/31/05         8/31/06        8/31/05

Shares sold:
     Class A                                                             3,740,009      2,605,601       1,066,208      1,206,325
     Class B                                                                64,648         82,005          32,933         68,954
     Class C                                                               354,758        323,335         177,451        200,888

Shares issued upon reinvestments of dividends and distributions:
     Class A                                                               824,435        999,673         559,513        620,080
     Class B                                                                22,000         33,587          27,111         35,325
     Class C                                                                32,061         34,287          27,286         29,235
                                                                        __________     __________      __________     __________

                                                                         5,037,911      4,078,488       1,890,502      2,160,807
                                                                        __________     __________      __________     __________

Shares repurchased:
     Class A                                                            (2,730,163)    (2,466,727)     (2,484,487)    (2,021,780)
     Class B                                                              (187,143)      (262,319)       (235,722)      (293,001)
     Class C                                                              (277,488)      (114,430)       (156,558)      (217,296)
                                                                        __________     __________      __________     __________

                                                                        (3,194,794)    (2,843,476)     (2,876,767)    (2,532,077)
                                                                        __________     __________      __________     __________

Net increase (decrease)                                                  1,843,117      1,235,012        (986,265)      (371,270)
                                                                        __________     __________      __________     __________


                                                                       Delaware Tax-Free Minnesota    Delaware Minnesota High-Yield
                                                                            Intermediate Fund              Municipal Bond Fund
                                                                       ___________________________    _____________________________

                                                                                Year Ended                     Year Ended
                                                                          8/31/06        8/31/05         8/31/06        8/31/05

Shares sold:
     Class A                                                               413,224        811,048       3,175,962      2,173,370
     Class B                                                                 1,162          4,238         185,827        117,618
     Class C                                                               100,419         67,333         736,336        547,300

Shares issued upon reinvestment of dividends and distributions:
     Class A                                                               130,882        139,829         178,840        133,229
     Class B                                                                 4,900          5,713          21,720         24,644
     Class C                                                                10,784         14,403          41,851         27,930
                                                                       ___________     __________     ___________     __________

                                                                           661,371      1,042,564       4,340,536      3,024,091
                                                                       ___________     __________     ___________     __________

Shares repurchased:
     Class A                                                              (907,954)    (1,375,055)     (1,059,998)      (458,057)
     Class B                                                               (77,656)       (50,607)       (288,064)      (369,311)
     Class C                                                              (180,541)      (196,858)       (321,249)      (202,901)
                                                                       ___________     __________     ___________     __________

                                                                        (1,166,151)    (1,622,520)     (1,669,311)    (1,030,269)
                                                                       ___________     __________     ___________     __________

Net increase (decrease)                                                   (504,780)      (579,956)      2,671,225      1,993,822
                                                                       ___________     __________     ___________     __________


                                                              (continues)     53

Notes to financial statements


Delaware Minnesota Municipal Bond Funds


5. Capital Shares (continued)

For the years ended August 31, 2006 and 2005, the following shares and values were converted from Class B to Class A shares. The respective amounts are included in Class B redemptions and Class A subscriptions in the tables on the previous page and the Statements of Changes in Net Assets.


                                                           Year Ended                                     Year Ended
                                                             8/31/06                                        8/31/05
                                            _________________________________________      ________________________________________

                                             Class B         Class A                        Class B         Class A
                                             Shares          shares          Value          shares          shares         Value
                                            ________        ________       _________       ________        ________      __________

Delaware Tax-Free Minnesota Fund              66,784          66,836       $ 831,110        113,069         113,158      $1,420,503
Delaware Tax-Free Minnesota
   Insured Fund                               80,959          80,882         878,177        122,887         122,776       1,352,796
Delaware Tax-Free Minnesota
   Intermediate Fund                          18,914          18,958         203,874         21,297          21,349         231,714
Delaware Minnesota High-Yield
   Municipal Bond Fund                       167,328         167,637       1,747,428        192,047         192,388       1,991,365

6. Line of Credit

Each Fund, along with certain other funds in the Delaware Investments(R) Family of Funds (the "Participants"), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of August 31, 2006, or at any time during the year then ended.

7. Credit and Market Risk

The Funds concentrate their investments in securities issued by municipalities, mainly in Minnesota. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

The Funds may invest in inverse floating rate securities ("inverse floaters"), a type of derivative tax-exempt obligation with floating or variable interest rates that move in the opposite direction of short-term interest rates, usually at an accelerated speed. Consequently, the market values of inverse floaters will generally be more volatile than other tax-exempt investments. Such securities are identified on the Statements of Net Assets.

The Funds may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days or less from the issuance of the refunding issue is known as a "current refunding." "Advance refunded bonds" are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates. Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become "defeased" when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody's Investors Service, Inc., Standard & Poor's Rating Group, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement. The Tax-Free Minnesota Insured Fund will purchase escrow secured bonds without additional insurance only where the escrow is invested in securities of the U.S. government or agencies or instrumentalities of the U.S. government.

Each Fund may invest a portion of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, each Fund's Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund's limitation on investments in illiquid assets. At August 31, 2006, there were no Rule 144A securities. Illiquid securities have been identified on the Statements of Net Assets.

8. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund's existing contracts and expects the risk of loss to be remote.

9. Subsequent Event

On August 17, 2006, the Board of Trustees responsible for Delaware Tax-Free Minnesota Insured Fund (the "Reorganizing Fund") approved a proposal to reorganize the Reorganizing Fund with and into the Delaware Tax-Free Minnesota Fund (the "Acquiring Fund") subject to shareholder approval. The Board of Trustees responsible for the Delaware Tax-Free Minnesota Fund also approved the reorganization.

Effective as of the close of business on September 1, 2006, the Reorganizing Fund will be closed to new investors. Shareholders of the Reorganizing Fund will receive a proxy statement/prospectus providing them with information about the Delaware Tax-Free Minnesota Fund and requesting their votes on the proposed reorganization of their Fund at a special meeting of shareholders to be held in late November 2006. If approved, the reorganization would be expected to take place in the first quarter of 2007. Additionally, the Delaware Tax-Free Minnesota Insured Fund would continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until the last business day before the reorganization.

10. Tax Information (Unaudited)

The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information. For the fiscal year ended August 31, 2006, each Fund designates distributions paid during the year as follows:

                                                                           (A)             (B)
                                                                        Long-Term        Ordinary          (C)
                                                                      Capital Gains       Income        Tax Exempt         Total
                                                                      Distributions    Distributions   Distributions   Distributions
                                                                       (Tax Basis)     (Tax Basis)      (Tax Basis)     (Tax Basis)
                                                                      _____________    _____________   _____________   _____________

Delaware Tax-Free Minnesota Fund                                            4%              1%              95%             100%
Delaware Tax-Free Minnesota Insured Fund                                    5%              0%              95%             100%
Delaware Tax-Free Minnesota Intermediate Fund                               0%              0%             100%             100%
Delaware Minnesota High-Yield Municipal Bond Fund                           0%              0%             100%             100%

(A), (B), and (C) are based on a percentage of each Fund's total distributions.

Report of independent
registered public accounting firm


To the Shareholders and Board of Trustees
Voyageur Tax Free Funds - Delaware Tax-Free
Minnesota Fund
Voyageur Insured Funds - Delaware Tax-Free
Minnesota Insured Fund
Voyageur Intermediate Tax Free Funds - Delaware
Tax-Free Minnesota Intermediate Fund
Voyageur Mutual Funds - Delaware Minnesota
High-Yield Municipal Bond Fund

We have audited the accompanying statements of net assets of Delaware Tax-Free Minnesota Fund (the sole series of Voyageur Tax Free Funds), Delaware Tax-Free Minnesota Insured Fund (one of the series constituting Voyageur Insured Funds), Delaware Tax-Free Minnesota Intermediate Fund (the sole series of Voyageur Intermediate Tax Free Funds) and Delaware Minnesota High-Yield Municipal Bond Fund (one of the series constituting Voyageur Mutual Funds) (the "Funds") as of August 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Tax-Free Minnesota Fund of Voyageur Tax Free Funds, the Delaware Tax-Free Minnesota Insured Fund of Voyageur Insured Funds, the Delaware Tax-Free Minnesota Intermediate Fund of Voyageur Intermediate Tax Free Funds, and the Delaware Minnesota High-Yield Municipal Bond Fund of Voyageur Mutual Funds at August 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.



                                                           /s/ Ernst & Young LLP



Philadelphia, Pennsylvania
October 11, 2006

Other Fund information


Delaware Minnesota Municipal Bonds


Board Consideration of Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Insured Fund, Delaware Tax-Free Minnesota Intermediate Fund and Delaware Minnesota High-Yield Municipal Bond Fund Agreement

At a meeting held on May 17-18, 2006 (the "Annual Meeting"), the Board of Trustees, including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreements for the Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Insured Fund, Delaware Tax-Free Minnesota Intermediate Fund and Delaware Minnesota High-Yield Municipal Bond Fund (each a "Fund" and collectively the "Funds"). In making its decision, the Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the Annual Meeting. Information furnished and discussed throughout the year included reports detailing Fund performance, investment strategies, expenses, compliance matters and other services provided by Delaware Management Company ("DMC"), the investment advisor. Information furnished specifically in connection with the Annual Meeting included materials provided by DMC and its affiliates ("Delaware Investments") concerning, among other things, the level of services provided to the Funds, the costs of such services to the Funds, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, the Board considered independent historical and comparative reports prepared by Lipper Inc. ("Lipper"), an independent statistical compilation organization. The Board also considered industry comparative information presented by representatives from Lipper. The Lipper reports compared each Fund's investment performance and expenses with those of other comparable mutual funds. The Board also received certain supplemental information regarding management's policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit DMC's ability to fully invest in accordance with Fund policies.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel and representatives from Lipper. At the meeting with representatives from Lipper, Mr. Driscoll, then Chairman of the Delaware Investments(R) Family of Funds, and Chairman and
Chief Executive Officer of the investment advisor, was present to respond to questions by Lipper and the independent Trustees. While the Board considered the Investment Advisory Agreements for all of the funds in the Delaware Investments Family of Funds at the same Board meeting, information was provided and considered by the Board for each fund individually. In approving the continuance of the Investment Advisory Agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing advisory fee structure was fair and reasonable and that the continuance of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's deliberations and determination, including those relating to the selection of the investment advisor and the approval of the advisory fee.

Nature, Extent and Quality of Service. Consideration was given to the services provided by Delaware Investments to the Funds and their shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board meetings covering matters such as the relative performance of the Funds, compliance of portfolio managers with the investment policies, strategies and restrictions for the Funds, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments Family of Funds complex, the adherence to fair value pricing procedures as established by the Board and the accuracy of net asset value calculations. The Board noted that it was pleased with the current staffing of the Funds' investment advisor and management's efforts to strengthen and deepen portfolio management teams during the past year, the emphasis on research and the compensation system for advisory personnel. Favorable consideration was given to DMC's efforts to maintain, and in some instances increase, financial and human resources committed to fund matters. Other factors taken into account by the Board were Delaware Investments' preparedness for, and response to, legal and regulatory matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by Delaware Investments' affiliate, Delaware Service Company, Inc. ("DSC"), noting DSC's commitment to maintain a high level of service in keeping with its past receipt of the DALBAR Pyramid Award, and the continuing expenditures by Delaware Investments to improve the delivery of shareholder services. Additionally, the Board noted the extent of benefits provided to Fund shareholders for being part of the Delaware Investments Family of Funds, including the privilege to exchange investments between the same class of shares of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the privilege to combine holdings in other funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board considered the investment performance of DMC and the Funds. The Board was pleased with DMC's investment performance. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular weight was given to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for each Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the "Performance Universe"). A fund with the best performance is ranked first, and a fund with the poorest performance is ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25% - the second quartile; the next 25% - the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Funds was shown for the past one, three, five and 10 year periods, as applicable, ended January 31, 2006. The Board noted its objective that each Fund's performance for the periods considered be at or above the median of its Performance Universe. The following paragraphs summarize the performance results for each Fund and the Board's view of such performance.


                                                              (continues)     57

Other Fund information


Delaware Minnesota Municipal Bonds


Board Consideration of Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Insured Fund, Delaware Tax-Free Minnesota Intermediate Fund and Delaware Minnesota High-Yield Municipal Bond Fund Agreement (continued)

Delaware Tax-Free Minnesota Fund - The Performance Universe for the Fund consisted of the Fund and all retail and institutional Minnesota municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund's total return for the one, three, five and 10 year periods was in the first quartile of such Performance Universe. The Board was satisfied with such performance.

Delaware Tax-Free Minnesota Insured Fund - The Performance Universe for the Fund consisted of the Fund and all retail and institutional Minnesota municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund's total return for the one, five and 10 year periods was in the second quartile of such Performance Universe. The report further showed that the Fund's total return for the three year period was in the first quartile. The Board was satisfied with such performance.

Delaware Tax-Free Minnesota Intermediate Fund - The Performance Universe for the Fund consisted of the Fund and all retail and institutional other states intermediate municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund's total return for the one, three and five year periods was in the first quartile of such Performance Universe. The report further showed that the Fund's total return for the 10 year period was in the second quartile. The Board was satisfied with such performance.

Delaware Minnesota High-Yield Municipal Bond Fund - Lipper currently classifies the Fund as a Minnesota municipal debt fund. However, management believes that it would be more appropriate to include the Fund in the high yield municipal debt funds category, which would allow the Fund to be compared to a representative peer group based on credit quality in addition to its current peer group based on state of issuance. Accordingly, the Lipper report prepared for the Fund compares the Fund's performance to two separate Performance Universes consisting of the Fund and all retail and institutional Minnesota municipal debt funds and all retail and institutional high yield municipal debt funds. When compared to other Minnesota municipal debt funds, the Lipper report comparison showed that the Fund's total return for the one, three and five year periods was in the first quartile of such Performance Universe. When compared to other high yield municipal debt funds, the Lipper report comparison showed that the Fund's total return for the one year period was in the third quartile of such Performance Universe. The report further showed that the Fund's total return for the three and five year periods was in the second quartile and first quartile, respectively. The Board was satisfied with the Fund's performance.

Comparative Expenses. The Board considered expense data for the Delaware Investments(R) Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Funds. The Board focused particularly on the comparative analysis of the management fees and total expense ratios of each Fund and the management fees and expense ratios of a group of similar funds as selected by Lipper (the "Expense Group"). In reviewing comparative costs, each Fund's contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into effect any applicable breakpoints and fee waivers. Each Fund's total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and compared total expenses including 12b-1 and non-12b-1 service fees. The Board also considered fees paid to Delaware Investments for non-management services. The Board noted its objective to limit each Fund's total expense ratio to an acceptable range as compared to the median of the Expense Group. The following paragraph summarizes the expense results for each Fund and the Board's view of such expenses.

Delaware Tax-Free Minnesota Fund - The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second highest expenses of its Expense Group. The Board noted that the Fund's total expenses were not in line with the Board's objective. In evaluating the total expenses, the Board considered waivers in place through December 2006 and recent initiatives implemented by management, such as the outsourcing of certain transfer agency services, creating an opportunity for a reduction in expenses. The Board was satisfied with management's efforts to improve the Fund's total expense ratio and bring it in line with the Board's objective.

Delaware Tax-Free Minnesota Insured Fund - The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

Delaware Tax-Free Minnesota Intermediate Fund - The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

Delaware Minnesota High-Yield Municipal Bond Fund - When compared to other Minnesota municipal debt funds, the expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. When compared to other high yield municipal debt funds, the expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of the Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

Board Consideration of Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Insured Fund, Delaware Tax-Free Minnesota Intermediate Fund and Delaware Minnesota High-Yield Municipal Bond Fund Agreement (continued)

Management Profitability. The Board considered the level of profits, if any, realized by Delaware Investments in connection with the operation of the Funds. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments' business in providing management and other services to each of the individual funds and the Delaware Investments(R) Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments' expenditures to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent SEC initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds, the benefits from allocation of fund brokerage to improve trading efficiencies and the use of "soft" commission dollars to pay for proprietary and non-proprietary research. The Board did not find that the level of profits realized by Delaware Investments from the relationships with the Funds and the Delaware Investments Family of Funds required negotiation of reduction of fees.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as each Fund's assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees took into account the standardized advisory fee pricing and structure approved by the Board and shareholders as part of a complex-wide shareholder meeting conducted in 1998/1999. At that time, Delaware Investments introduced breakpoints to account for management economies of scale. The Board noted that the fee under each Fund's management contract fell within the standard structure. Although the Funds have not reached a size at which they can take advantage of breakpoints, the Board recognized that the fees were structured so that when the Funds grow, economies of scale may be shared.

Board of trustees/directors
and officers addendum


Delaware Investments(R) Family of Funds

A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.


                                                                                                   Number of
                                                                                               Portfolios in Fund       Other
     Name,                                                                                      Complex Overseen    Directorships
    Address,             Position(s)           Length of             Principal Occupation(s)       by Trustee          Held by
 and Birth Date       Held with Fund(s)       Time Served              During Past 5 Years         or Officer     Trustee or Officer
____________________________________________________________________________________________________________________________________

Interested Trustees
____________________________________________________________________________________________________________________________________

 Patrick P. Coyne (1)     Chairman,      Chairman and Trustee      Patrick P. Coyne has served in      83                None
2005 Market Street        President,     since August 16, 2006      various executive capacities
 Philadelphia, PA      Chief Executive                                  at different times at
      19103             Officer, and          President and           Delaware Investments.(2)
                           Trustee       Chief Executive Officer
  April 14, 1963                          since August 1, 2006
____________________________________________________________________________________________________________________________________

Independent Trustees
____________________________________________________________________________________________________________________________________

Thomas L. Bennett          Trustee               Since                Private Investor -               83                None
2005 Market Street                             March 2005            (March 2004-Present)
 Philadelphia, PA
      19103                                                          Investment Manager -
                                                                     Morgan Stanley & Co.
 October 4, 1947                                                  (January 1984-March 2004)
____________________________________________________________________________________________________________________________________

   John A. Fry             Trustee               Since                    President -                  83              Director -
2005 Market Street                            January 2001        Franklin & Marshall College                      Community Health
 Philadelphia, PA                                                    (June 2002-Present)                                Systems
      19103
                                                                   Executive Vice President -                          Director -
   May 28, 1960                                                   University of Pennsylvania                         Allied Barton
                                                                    (April 1995-June 2002)                         Security Holdings
____________________________________________________________________________________________________________________________________

 Anthony D. Knerr          Trustee               Since           Founder and Managing Director -       83                None
2005 Market Street                             April 1990          Anthony Knerr & Associates
 Philadelphia, PA                                                    (Strategic Consulting)
      19103                                                              (1990-Present)

 December 7, 1938
____________________________________________________________________________________________________________________________________

Lucinda S. Landreth        Trustee               Since            Chief Investment Officer -           83                None
2005 Market Street                            March 2005                Assurant, Inc.
 Philadelphia, PA                                                        (Insurance)
      19103                                                              (2002-2004)

   June 24, 1947
____________________________________________________________________________________________________________________________________

   Ann R. Leven            Trustee               Since                      Owner -                    83            Director and
2005 Market Street                           September 1989             ARL Associates,                            Audit Committee
 Philadelphia, PA                                                 Strategic Financial Planning                    Chairperson - Andy
      19103                                                             Consulting Firm                           Warhol Foundation
                                                                        (1983-Present)
 November 1, 1940                                                                                                 Director and Audit
                                                                                                                  Committee Member -
                                                                                                                     Systemax, Inc.
____________________________________________________________________________________________________________________________________

                                                                                                   Number of
                                                                                               Portfolios in Fund       Other
     Name,                                                                                      Complex Overseen    Directorships
    Address,             Position(s)           Length of             Principal Occupation(s)       by Trustee          Held by
 and Birth Date       Held with Fund(s)       Time Served              During Past 5 Years         or Officer     Trustee or Officer
____________________________________________________________________________________________________________________________________

Independent Trustees (continued)
____________________________________________________________________________________________________________________________________

Thomas F. Madison          Trustee               Since                 President and Chief             83             Director -
2005 Market Street                              May 1999               Executive Officer -                          Banner Health
 Philadelphia, PA                                                      MLM Partners, Inc.
      19103                                                        (Small Business Investing                          Director -
                                                                         and Consulting)                          CenterPoint Energy
February 25, 1936                                                    (January 1993-Present)
                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                 Digital River, Inc.

                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                        Rimage
                                                                                                                     Corporation

                                                                                                                  Director - Valmont
                                                                                                                   Industries, Inc.
____________________________________________________________________________________________________________________________________

 Janet L. Yeomans          Trustee               Since                    Vice President               83                None
2005 Market Street                             April 1999             (January 2003-Present)
 Philadelphia, PA                                                         and Treasurer
      19103                                                           (January 2006-Present)
                                                                          3M Corporation
  July 31, 1948

                                                                       Ms. Yeomans has held
                                                                   various management positions
                                                                   at 3M Corporation since 1983.
____________________________________________________________________________________________________________________________________

J. Richard Zecher          Trustee               Since                        Founder -                83         Director and Audit
2005 Market Street                             March 2005               Investor Analytics                        Committee Member -
 Philadelphia, PA                                                        (Risk Management)                        Investor Analytics
      19103                                                             (May 1999-Present)
                                                                                                                  Director and Audit
  July 3, 1940                                                                Founder -                           Committee Member -
                                                                      Sutton Asset Management                        Oxigene, Inc.
                                                                           (Hedge Fund)
                                                                      (September 1998-Present)
____________________________________________________________________________________________________________________________________

Officers
____________________________________________________________________________________________________________________________________

Michael P. Bishof           Senior           Chief Financial      Michael P. Bishof has served in      83                None (3)
2005 Market Street      Vice President        Officer since        various executive capacities
 Philadelphia, PA            and              February 2005            at different times at
      19103             Chief Financial                                Delaware Investments.
                            Officer
August 18, 1962
____________________________________________________________________________________________________________________________________

 David F. Connor        Vice President,    Vice President since    David F. Connor has served as       83                None (3)
2005 Market Street      Deputy General      September 21, 2000       Vice President and Deputy
 Philadelphia, PA        Counsel, and          and Secretary             General Counsel of
      19103               Secretary               since                 Delaware Investments
                                              October 2005                   since 2000.
 December 2, 1963
____________________________________________________________________________________________________________________________________

David P. O'Connor         Senior Vice     Senior Vice President,  David P. O'Connor has served in      83                None (3)
2005 Market Street        President,       General Counsel, and     various executive and legal
 Philadelphia, PA      General Counsel,    Chief Legal Officer     capacities at different times
      19103                and Chief              since               at Delaware Investments.
                         Legal Officer        October 2005
February 21, 1966
____________________________________________________________________________________________________________________________________

 John J. O'Connor    Senior Vice President      Treasurer          John J. O'Connor has served in      83                None (3)
2005 Market Street       and Treasurer            since             various executive capacities
 Philadelphia, PA                             February 2005             at different times at
      19103                                                            Delaware Investments.

  June 16, 1957
____________________________________________________________________________________________________________________________________

(1) Patrick P. Coyne is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') investment advisor.

(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s')
    investment advisor, principal underwriter, and its transfer agent.

(3) Michael P. Bishof, David F. Connor, David P. O'Connor, and John J. O'Connor serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.
    John J. O'Connor also serves in a similar capacity for Lincoln Variable Insurance Products Trust, which has the same investment advisor as the registrant.


The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

This annual report is for the information of Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Insured Fund, Delaware Tax-Free Minnesota Intermediate Fund, and Delaware Minnesota High-Yield Municipal Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Insured Fund, Delaware Tax-Free Minnesota Intermediate Fund, Delaware Minnesota High-Yield Municipal Bond Fund, and the Delaware Investments(R) Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees


Patrick P. Coyne

Chairman, President, and
Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Thomas L. Bennett

Private Investor
Rosemont, PA

John A. Fry

President
Franklin & Marshall College
Lancaster, PA

Anthony D. Knerr

Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth

Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Ann R. Leven

Owner - ARL Associates,
Strategic Financial Planning
Consulting Firm
Washington, DC

Thomas F. Madison

President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans

Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher

Founder
Investor Analytics
Scottsdale, AZ


Affiliated officers


Michael P. Bishof

Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

David F. Connor

Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

David P. O'Connor

Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

John J. O'Connor

Senior Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA


Contact information


Investment manager

Delaware Management Company, a series
of Delaware Management Business Trust
Philadelphia, PA

National distributor

Delaware Distributors, L.P.
Philadelphia, PA

Shareholder servicing, dividend
disbursing, and transfer agent

Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For shareholders

800 523-1918

For securities dealers and financial
institutions representatives only

800 362-7500

Web site

www.delawareinvestments.com



Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; (ii) on each Fund's Web site at http://www.delawareinvestments.com; and (iii) on the Commission's Web site at http://www.sec.gov. Each Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through each Fund's Web site at http://www.delawareinvestments.com; and (ii) on the Commission's Web site at http://www.sec.gov.

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> Visit www.delawareinvestments.com/edelivery

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[DELAWARE INVESTMENTS LOGO]










(909)                                                         Printed in the USA
AR-MNALL [8/06] CGI 10/06                                  MF-06-09-026  PO11257

Annual Report                                     Delaware
                                                  Tax-Free USA Fund

                                                  Delaware
                                                  Tax-Free USA Intermediate
                                                  Fund

                                                  Delaware
                                                  National High-Yield Municipal
                                                  Bond Fund

                                                  August 31, 2006










                                                  Fixed income mutual funds






[DELAWARE INVESTMENTS LOGO]                       [LOGO] POWERED BY RESEARCH(R)

Table of contents

> Portfolio management review .................................................1

> Performance summaries .......................................................6

> Disclosure of Fund expenses ................................................12

> Sector allocations and credit rating breakdowns ............................14

> Statements of net assets ...................................................16

> Statements of operations ...................................................35

> Statements of changes in net assets ........................................36

> Financial highlights .......................................................37

> Notes to financial statements ..............................................46

> Report of independent registered public accounting firm ....................53

> Other Fund information .....................................................54

> Board of trustees/directors and officers addendum ..........................57

> About the organization .....................................................59










    Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

    Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2006 Delaware Distributors, L.P.

Portfolio management review


Delaware National Tax-Free Funds

August 31, 2006


Joseph R. Baxter

Robert Collins

Co-managers of the funds

The managers of Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund provided the answers to the questions below as a review of the Funds' activities for the fiscal year ended August 31, 2006.

Q: What was the investment environment for the Delaware Investments municipal bond mutual funds during the fiscal year ended August 31, 2006?

A: Higher gasoline prices, rising short-term interest rates, and ongoing uneasiness about changes in the housing market generally weighed on the capital markets and many investors' outlook for the U.S. economy during our fiscal year. However, the U.S. economy continued its expansion throughout the year, recovering somewhat from a period of slower growth that occurred just after the August and September 2005 hurricanes. Property and casualty insurers held steady and provided a solid source of capital for the tax-exempt debt arena as the year progressed. To summarize, we generally viewed the national-level municipal bond market to be sound over the fiscal year, despite challenges.

During most of the fiscal year, the U.S. Federal Reserve (Fed) continued to raise interest rates. After gradually moving the target for the fed funds rate from 3.50% to 5.25%, the Fed finally paused a long string of increases at its August 2006 meeting. A key tool in the Fed's monetary policy, the Fed funds rate reflects the percentage of interest that banks charge to lend money to each other overnight. Through the rate increases, the Fed aimed to moderate the pace of economic activity and head off inflation.

Earlier in 2006, the interest rate environment was such that the Treasury yield curve began to flatten, which means that the difference between short- and long-term bond yields grew smaller across the spectrum of maturities. This "flattening" was generally present throughout the second half of the fiscal year. In this type of situation, bonds with intermediate maturities - those in the three- to seven-year range - tend to underperform.

Low interest rates provided many issuers with refinancing opportunities early in the fiscal year, but new bond issuance dropped off significantly beginning in 2006 because more and more municipal issuers had already taken the opportunity to refinance bonds. For instance, through August 2006, the pace of new issuance of municipal securities year-to-date had retreated 15% versus the same period one year earlier (source: Thomson Financial).

Comparing tax-exempt and taxable holdings, municipal bond yields began the fiscal year at nearly the same level as Treasuries. By period end, however, that gap had widened, which reflected the greater decline in the value of Treasury bonds versus their municipal peers (source: Thomson Financial).

Q: What other market-related events influenced performance of the funds?

A: Credit quality among bond issuers remained strong or improved during the fiscal year, generally contributing to demand for lower-rated securities.

In the fiscal period's later stages, we saw more bonds coming to market that we believed to be of increased risk. Also of note, non-traditional buyers (those more interested in the relative valuation of the asset class than the tax-advantaged status of municipal bonds) continued to make their presence felt. These changes influenced trading patterns in the market and presented a new challenge to both mutual fund managers and individual investors.

Q: How did the market environment affect your approach to municipal bond investing at large?

A: In the interest rate environment that prevailed, our approach to municipal bond markets at times dictated that we retain current holdings and ultimately our strategy resulted in limited transactions. During much of the year, we preferred to seek that objective by holding legacy bonds - securities purchased in prior fiscal periods - and relying on the attractive bond yields that already existed within our portfolio of investments.

Portfolio management review


Generally speaking, it became increasingly difficult in the prevailing interest rate environment to identify bonds in the market that were more attractive than the holdings in our portfolio. Frequently during the year, we opted to focus our resources on monitoring the credit of legacy bonds.

We also adhered to our bottom-up investment style, which is based on security-by-security analysis and a free exchange of information among the various members of a deep team that includes portfolio managers, credit analysts, and traders.

Delaware Tax-Free USA Fund

Q: How did the Fund perform versus its benchmark index and peer group?

A: Delaware Tax-Free USA Fund returned 2.42% at net asset value and -2.16% at maximum offer price (both figures represent Class A shares with distributions reinvested) for the fiscal year ended August 31, 2006. The Fund's performance benchmark, the Lehman Brothers Municipal Bond Index, returned 2.56%. Its peer group - as measured by the Lipper General Municipal Funds Average - returned 2.70% (source: Lipper). For the complete, annualized performance of Delaware Tax-Free USA Fund, please see the table on page 6.

Q: What strategies affected Fund performance?

A: Despite a high level of refinancing activity in the market, we believed that many of the Delaware Tax-Free USA Fund legacy bonds would not be called, and decided to hold them for their relatively attractive yields.

In keeping with our long-term commitment to holding a high-quality portfolio of investments, we again generally avoided the tobacco industry bonds that have so greatly influenced performance in the municipal market in recent years, as we believe the sector has an elevated risk for litigation. We also remained underweighted versus the benchmark index in bonds backed by airline corporation revenues, although a small number of airline and airline-related holdings did influence performance in the Fund.

During the 12-month span, it seemed that investors tended to seek the added yield and total return potential of lower-quality bonds, and thus securities with ratings further down the credit spectrum generally outperformed. At times, the margin of outperformance between two adjacent credit ratings was significant.

As the fiscal year began, we employed a barbell portfolio strategy, which favors short- and long-term maturity bonds over their intermediate term peers. We did so because it appeared likely that further flattening of the yield curve was in store. In 2006, we added more mid-maturity securities to the portfolio. Although the Fund was still generally oriented for further yield curve flattening, we believed that this move would give us better positioning should yields rise.

We also incorporated the assets of three other Delaware Investments municipal bond funds (Delaware Tax-Free Insured Fund, Delaware Tax-Free Oregon Insured Fund, and Delaware Tax-Free Missouri Insured Fund) into the Fund during the year. With the merger of these assets into the investment portfolio, our exposure to very high-quality securities rose. Because trimming the higher rated securities took some time, we believe Fund total return performance in the interim was slightly lower than it would have been otherwise.

The Fund gained performance relative to its benchmark index with air cargo bonds, which constituted three of the five top performing securities. On the other hand, exposure to Michigan's Midland Cogeneration Venture impeded return, as did debt holdings in Northwest Air, which filed for Chapter 11 bankruptcy protection during the 12-month period. As for sector representation within the Fund portfolio, healthcare bonds, largely hospitals, came in first at 17% of net assets at fiscal year end.

Delaware Tax-Free USA Intermediate Fund

Q: How did the Fund perform versus its benchmark index and peer group?

A: Delaware Tax-Free USA Intermediate Fund returned 2.38% at net asset value and -0.45% at maximum offer price (both figures represent Class A shares with distributions reinvested) for the fiscal year ended August 31, 2006.

As of August 31, 2006, the Delaware Tax-Free USA Intermediate Fund benchmark index was changed from the Merrill Lynch 3-7 Year Municipal Bond Index to the Lehman Brothers Municipal 3-15 Year Index. Management believes the new benchmark index more accurately reflects the portion of the municipal market in which the Fund invests. There were no material changes to the Fund's investment objective or strategy.

For the year fiscal year ended August 31, 2006, the Merrill Lynch 3-7 Year Municipal Bond Index gained 2.38% and the Lehman Brothers 3-15 Year Municipal Bond Index gained 2.64%. The Fund's peer group - as measured by the Lipper Other States Intermediate Municipal Debt Funds Average - returned 3.01% (source:
Lipper).

For the complete, annualized performance of Delaware Tax-Free USA Intermediate Fund, please see the table on page 8.

Q: What strategies affected Fund performance?

A: Despite a high level of refinancing activity in the market, we believed that many of the Fund's legacy bonds would not be called, and decided to hold them for their relatively attractive yields.

This strategy had the effect of shortening the Fund's average duration, which is a measure of a bond or a bond fund's sensitivity to changes in interest rates. Longer durations typically indicate greater interest rate sensitivity, and shorter durations generally limit a bond fund's volatility and total return potential.

In keeping with our long-term commitment to holding a high-quality portfolio of investments, we again generally avoided the tobacco industry bonds that have so greatly influenced performance in the municipal market in recent years, as we believe the sector has an elevated risk for litigation. We also remained underweighted versus the benchmark index in bonds backed by airline corporation revenues. Neither stance was generally beneficial when comparing Fund performance to the benchmark and many of our peer funds because those two sectors performed well on a total return basis.

During the 12-month span, it seemed that investors tended to seek the added yield and total return potential of lower-quality bonds, and thus securities with ratings further down the credit spectrum generally outperformed. At times, the margin of outperformance between two adjacent credit ratings was significant.

As the fiscal year began, we employed a barbell portfolio strategy, which favors short- and long maturity bonds over their intermediate term peers. We did so because it appeared likely that further flattening of the yield curve was in store. In 2006, we added more mid-maturity securities to the portfolio. Although the fund was still generally oriented for further yield curve flattening, we believed that this move would give us better positioning should yields rise.

In reviewing performance attribution, we added positively to portfolio return with our acquisition of continued care and retirement center bonds, which also accounted for the portfolio's increased exposure to non-rated securities. Fund return was enhanced by New York City general obligation bonds and air cargo securities. The calling of some of our bonds (retired by their issuer prior to maturity) caused the portfolio to lose a measure of return during the period. The same may be said of municipal securities issued by Puerto Rico, which experienced budgetary concerns during the period.

In other adjustments, we trimmed the Fund portfolio's exposure to insured bonds from 40% to roughly 25% of net assets. We maintained the portfolio's high credit quality by opting for state general obligation bonds, which constituted 17% of net assets upon fiscal year end.

Delaware National High-Yield Municipal Bond Fund

Q: How did the Fund perform versus its benchmark index and peer group?

A: Delaware National High-Yield Municipal Bond Fund returned 4.15% at net asset value and -0.54% at maximum offer price (both figures represent Class A

Portfolio management review


shares with distributions reinvested) for the fiscal year ended August 31, 2006. For the same period, the Lehman Brothers Municipal Bond Index returned 2.56% and the Fund's peer group - as measured by the Lipper High-Yield Municipal Debt Funds Average - returned 5.12% (source: Lipper).

For the complete, annualized performance of Delaware National High-Yield Municipal Bond Fund, please see the table on page 10.

Q: What strategies affected Fund performance?

A: Despite a high level of refinancing activity in the market, we believed that many of the Fund's legacy bonds would not be called, and decided to hold them for their relatively attractive yields.

This strategy had the effect of shortening the Fund's average duration, which is a measure of a bond or a bond fund's sensitivity to changes in interest rates. Longer durations indicate greater interest rate sensitivity, and shorter durations generally limit a bond fund's volatility and total return potential. The Fund's duration profile at fiscal year end was near the lower end of our target range, a consideration that we monitored.

In keeping with our long-term commitment to holding a high-quality portfolio of investments, we again generally avoided the tobacco industry bonds that have so greatly influenced performance in the municipal market in recent years, as we believe the sector has an elevated risk for litigation. We also remained underweighted versus the benchmark index in bonds backed by airline corporation revenues, although a small number of airline and airline-related holdings did influence performance in the Fund.

During the 12-month span, it seemed that investors tended to seek the added yield and total return potential of lower-quality bonds. Thus, securities with ratings further down the credit spectrum generally outperformed. At times, the margin of outperformance between two adjacent credit ratings was significant.

Over the course of the fiscal year, we trimmed the portfolio's allocation to bonds rated BBB and increased exposure to tax increment financing bonds (TIFs). Used principally with redevelopment projects, TIFs proved to be valuable sources of income and accounted for our increased exposure to non-rated securities. We also found that continuing care retirement center bonds were beneficial to Fund performance.

Conversely, our exposure to a Northwest Airlines, which filed for Chapter 11 bankruptcy protection, impeded Fund return. In addition, the rise in natural gas prices during the period worked against our position in Michigan's Midland Cogeneration Venture bonds. These bonds were no longer held in the Fund at the end of August 2006.

Performance summary


Delaware Tax-Free USA Fund


The performance data quoted represent past performance; past performance does not guarantee future results. A rise or fall in interest rates can have a significant impact on bond prices and the NAV (net asset value) of the Fund. Funds that invest in bonds can lose their value as interest rates rise, and an investor can lose principal. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting www.delawareinvestments.com/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Tax-Free USA Fund prospectus contains this and other important information about the Fund. Please request a prospectus through your financial advisor, or by calling 800 523-1918 or visiting our Web site. Read it carefully before you invest or send money.

Fund performance

Average annual total returns
Through August 31, 2006            1 year     5 years     10 years     Lifetime
________________________________________________________________________________

Class A (Est. 1/11/84)
Excluding sales charge             +2.42%      +5.16%      +5.35%       +7.63%
Including sales charge             -2.16%      +4.20%      +4.87%       +7.42%
________________________________________________________________________________

Class B (Est. 5/2/94)
Excluding sales charge             +1.63%      +4.35%      +4.68%       +4.62%
Including sales charge             -2.30%      +4.09%      +4.68%       +4.62%
________________________________________________________________________________

Class C (Est. 11/29/95)
Excluding sales charge             +1.63%      +4.35%      +4.52%       +4.06%
Including sales charge             +0.63%      +4.35%      +4.52%       +4.06%
________________________________________________________________________________

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.30%. The distributor has contracted to limit the amount to 0.25% through December 31, 2006.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free USA Fund during periods shown above and on the next page. Performance would have been lower had the expense limitation not been in effect.

The performance table above and the graph on the next page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

Fund basics

As of August 31, 2006


________________________________________________________________________________

Fund objective
________________________________________________________________________________

The Fund seeks to provide as high a level of current interest income exempt from federal income tax as is available from municipal obligations as is consistent with prudent investment management and preservation of capital.

________________________________________________________________________________

Total Fund net assets
________________________________________________________________________________

$694 million

________________________________________________________________________________

Number of holdings
________________________________________________________________________________

250

________________________________________________________________________________

Fund start date
________________________________________________________________________________

January 11, 1984

________________________________________________________________________________

Your Fund managers
________________________________________________________________________________

Joseph R. Baxter joined Delaware Investments in 1999. He heads the firm's municipal bond department and is responsible for setting the department's investment strategy. He is also a co-portfolio manager of the firm's municipal bond funds and several client accounts. Formerly, he held investment positions with First Union. He received a bachelor's degree in finance and marketing from LaSalle University.

Robert F. Collins, CFA, joined Delaware Investments in 2004. He is a co-portfolio manager of several of the firm's municipal bond funds and client accounts. Formerly, he spent five years as a co-manager of the municipal portfolio management group, where he oversaw the tax-exempt investments of high net worth and institutional accounts. He earned a bachelor's degree in economics from Ursinus College.


________________________________________________________________________________

                                   Nasdaq symbols               CUSIPs
________________________________________________________________________________

Class A                            DMTFX                        245909106
Class B                            DTFCX                        245909403
Class C                            DUSCX                        245909700


[PERFORMANCE OF $10,000 INVESTMENT LINE GRAPH]


Chart assumes $10,000 invested on August 31, 1996 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses.

The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.


                                                               (continues)     7

Performance summary


Delaware Tax-Free USA Intermediate Fund


The performance data quoted represent past performance; past performance does not guarantee future results. A rise or fall in interest rates can have a significant impact on bond prices and the NAV (net asset value) of the Fund. Funds that invest in bonds can lose their value as interest rates rise, and an investor can lose principal. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting www.delawareinvestments.com/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Tax-Free USA Intermediate Fund prospectus contains this and other important information about the Fund. Please request a prospectus through your financial advisor, by calling 800 523-1918 or visiting our Web site. Read it carefully before you invest or send money.

Fund performance

Average annual total returns
Through August 31, 2006            1 year     5 years     10 years     Lifetime
________________________________________________________________________________

Class A (Est. 1/7/93)
Excluding sales charge            +2.38%       +4.97%      +5.45%       +5.65%
Including sales charge            -0.45%       +4.38%      +5.15%       +5.44%
________________________________________________________________________________

Class B (Est. 5/2/94)
Excluding sales charge            +1.43%       +4.06%      +4.99%       +5.15%
Including sales charge            -0.54%       +4.06%      +4.99%       +5.15%
________________________________________________________________________________

Class C (Est. 11/29/95)
Excluding sales charge            +1.52%       +4.08%      +4.56%       +4.41%
Including sales charge            +0.52%       +4.08%      +4.56%       +4.41%
________________________________________________________________________________

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 2.75% and have an annual distribution and service fee of up to 0.30%. The distributor has contracted to limit the amount to 0.15% through December 31, 2006.

Class B shares are sold with a contingent deferred sales charge that declines from 2% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. They are also subject to an annual distribution and service fee of 1%. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after five years.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free USA Intermediate Fund during the periods shown above and on the next page. Performance would have been lower had the expense limitation not been in effect.

The performance table above and the graph on the next page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

Fund basics

As of August 31, 2006


________________________________________________________________________________

Fund objective
________________________________________________________________________________

The Fund seeks as high a level of current interest income exempt from federal income tax as is available from municipal obligations as is consistent with prudent investment management and preservation of capital.

________________________________________________________________________________

Total Fund net assets
________________________________________________________________________________

$235 million

________________________________________________________________________________

Number of holdings
________________________________________________________________________________

165

________________________________________________________________________________

Fund start date
________________________________________________________________________________

January 7, 1993

________________________________________________________________________________

Your Fund managers
________________________________________________________________________________

Joseph R. Baxter joined Delaware Investments in 1999. He heads the firm's municipal bond department and is responsible for setting the department's investment strategy. He is also a co-portfolio manager of the firm's municipal bond funds and several client accounts. Formerly, he held investment positions with First Union. He received a bachelor's degree in finance and marketing from LaSalle University.

Robert F. Collins, CFA, joined Delaware Investments in 2004. He is a co-portfolio manager of several of the firm's municipal bond funds and client accounts. Formerly, he spent five years as a co-manager of the municipal portfolio management group, where he oversaw the tax-exempt investments of high net worth and institutional accounts. He earned a bachelor's degree in economics from Ursinus College.




________________________________________________________________________________

                                   Nasdaq symbols               CUSIPs
________________________________________________________________________________

Class A                            DMUSX                        245909304
Class B                            DUIBX                        245909601
Class C                            DUICX                        245909882


[PERFORMANCE OF $10,000 INVESTMENT LINE GRAPH]


Chart assumes $10,000 invested on August 31, 1996 and includes the effect of a 2.75% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses.

The Merrill Lynch 3-7 Year Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds with maturities of 3 to 7 years. The Lehman Brothers 3-15 Year Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds with maturities of 3 to 15 years. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

                                                               (continues)     9

Performance summary


Delaware National High-Yield Municipal Bond Fund


The performance data quoted represent past performance; past performance does not guarantee future results. A rise or fall in interest rates can have a significant impact on bond prices and the NAV (net asset value) of the Fund. Funds that invest in bonds can lose their value as interest rates rise, and an investor can lose principal. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting www.delawareinvestments.com/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware National High-Yield Municipal Bond Fund prospectus contains this and other important information about the Fund. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site. Read it carefully before you invest or send money.


Fund performance

Average annual total returns
Through August 31, 2006            1 year     5 years     10 years     Lifetime
________________________________________________________________________________

Class A (Est. 9/22/86)
Excluding sales charge             +4.15%      +5.35%      +5.78%       +6.80%
Including sales charge             -0.54%      +4.39%      +5.29%       +6.56%
________________________________________________________________________________

Class B (Est. 12/18/96)
Excluding sales charge             +3.47%      +4.58%         N/A       +4.91%
Including sales charge             -0.51%      +4.32%         N/A       +4.91%
________________________________________________________________________________

Class C (Est. 5/26/97)
Excluding sales charge             +3.36%      +4.57%         N/A       +4.68%
Including sales charge             +2.36%      +4.57%         N/A       +4.68%
________________________________________________________________________________

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%. Lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware National High-Yield Municipal Bond Fund during the periods shown above and on the next page. Performance would have been lower had the expense limitation not been in effect.

The performance table above and the graph on the next page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

Fund basics

As of August 31, 2006

________________________________________________________________________________

Fund objective
________________________________________________________________________________

The Fund seeks a high level of current income exempt from federal income tax primarily through investment in medium- and lower-grade municipal obligations.

________________________________________________________________________________

Total Fund net assets
________________________________________________________________________________

$84 million

________________________________________________________________________________

Number of holdings
________________________________________________________________________________

85

________________________________________________________________________________

Fund start date
________________________________________________________________________________

September 22, 1986

________________________________________________________________________________

Your Fund managers
________________________________________________________________________________

Joseph R. Baxter joined Delaware Investments in 1999. He heads the firm's municipal bond department and is responsible for setting the department's investment strategy. He is also a co-portfolio manager of the firm's municipal bond funds and several client accounts. Formerly, he held investment positions with First Union. He received a bachelor's degree in finance and marketing from LaSalle University.

Robert F. Collins, CFA, joined Delaware Investments in 2004. He is a co-portfolio manager of several of the firm's municipal bond funds and client accounts. Formerly, he spent five years as a co-manager of the municipal portfolio management group, where he oversaw the tax-exempt investments of high net worth and institutional accounts. He earned a bachelor's degree in economics from Ursinus College.

________________________________________________________________________________

                                Nasdaq symbols                 CUSIPs
________________________________________________________________________________

Class A                            CXHYX                        928928241
Class B                            DVNYX                        928928233
Class C                            DVHCX                        928928225


[PERFORMANCE OF $10,000 INVESTMENT LINE GRAPH]


Chart assumes $10,000 invested on August 31, 1996 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses.

The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Disclosure of Fund expenses


For the period March 1, 2006 to August 31, 2006


As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2006 to August 31, 2006.

Actual Expenses

The first section of the tables shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the tables shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds' actual expenses shown in the tables reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

In each case, "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Delaware Tax-Free USA Fund
Expense Analysis of an Investment of $1,000

                                                                       Expenses
                       Beginning         Ending                      Paid During
                        Account          Account      Annualized       Period
                         Value            Value        Expense        3/1/06 to
                        3/1/06           8/31/06        Ratios         8/31/06
________________________________________________________________________________

Actual Fund Return

Class A                $1,000.00        $1,020.20        0.86%          $4.38
Class B                 1,000.00         1,016.30        1.62%           8.23
Class C                 1,000.00         1,016.30        1.62%           8.23
________________________________________________________________________________

Hypothetical 5% Return (5% return before expenses)

Class A                $1,000.00        $1,020.87        0.86%          $4.38
Class B                 1,000.00         1,017.04        1.62%           8.24
Class C                 1,000.00         1,017.04        1.62%           8.24
________________________________________________________________________________

Delaware Tax-Free USA Intermediate Fund
Expense Analysis of an Investment of $1,000

                                                                       Expenses
                       Beginning         Ending                      Paid During
                        Account          Account      Annualized       Period
                         Value            Value        Expense        3/1/06 to
                        3/1/06           8/31/06        Ratios         8/31/06
________________________________________________________________________________

Actual Fund Return

Class A                $1,000.00        $1,016.40        0.75%          $3.81
Class B                 1,000.00         1,012.10        1.60%           8.11
Class C                 1,000.00         1,012.00        1.60%           8.11
________________________________________________________________________________

Hypothetical 5% Return (5% return before expenses)

Class A                $1,000.00        $1,021.42        0.75%          $3.82
Class B                 1,000.00         1,017.14        1.60%           8.13
Class C                 1,000.00         1,017.14        1.60%           8.13
________________________________________________________________________________

Delaware National High-Yield Municipal Bond Fund
Expense Analysis of an Investment of $1,000

                                                                       Expenses
                       Beginning         Ending                      Paid During
                        Account          Account      Annualized       Period
                         Value            Value        Expense        3/1/06 to
                        3/1/06           8/31/06        Ratios         8/31/06
________________________________________________________________________________

Actual Fund Return

Class A                $1,000.00        $1,029.60        0.90%          $4.60
Class B                 1,000.00         1,025.70        1.65%           8.42
Class C                 1,000.00         1,025.60        1.65%           8.42
________________________________________________________________________________

Hypothetical 5% Return (5% return before expenses)

Class A                $1,000.00        $1,020.67        0.90%          $4.58
Class B                 1,000.00         1,016.89        1.65%           8.39
Class C                 1,000.00         1,016.89        1.65%           8.39
________________________________________________________________________________

Sector allocations and credit rating breakdowns

As of August 31, 2006


Sector designations may be different than the sector designations presented in other Fund materials.


Delaware Tax-Free USA Fund


                                                                     Percentage
Sector                                                             of Net Assets
________________________________________________________________________________

Municipal Bonds                                                       98.57%

Corporate Revenue Bonds                                                9.26%

Education Revenue Bonds                                                6.69%

Electric Revenue Bonds                                                 6.69%

Escrowed to Maturity Bonds                                             6.17%

Health Care Revenue Bonds                                             17.31%

Housing Revenue Bonds                                                  2.46%

Lease Revenue Bonds                                                    5.94%

Local General Obligation Bonds                                         7.72%

Pre-Refunded Bonds                                                     8.14%

Special Tax Bonds                                                      5.36%

State General Obligation Bonds                                        12.11%

Transportation Revenue Bonds                                           5.50%

Water & Sewer Revenue Bonds                                            5.22%
________________________________________________________________________________

Variable Rate Demand Notes                                             0.49%
________________________________________________________________________________

Total Market Value of Securities                                      99.06%
________________________________________________________________________________

Receivables and Other Assets Net of Liabilities                        0.94%
________________________________________________________________________________

Total Net Assets                                                     100.00%
________________________________________________________________________________


Credit Rating Breakdown
(as a % of fixed income investments)
________________________________________________________________________________

AAA                                                                   45.66%

AA                                                                    18.15%

A                                                                      9.30%

BBB                                                                   19.86%

BB                                                                     0.63%

Not Rated                                                              6.40%
________________________________________________________________________________

Total                                                                100.00%
________________________________________________________________________________


Delaware Tax-Free USA Intermediate Fund


                                                                     Percentage
Sector                                                             of Net Assets
________________________________________________________________________________

Municipal Bonds                                                       96.43%

Corporate Revenue Bonds                                                6.35%

Education Revenue Bonds                                                7.42%

Electric Revenue Bonds                                                 4.84%

Escrowed to Maturity Bonds                                             0.08%

Health Care Revenue Bonds                                             15.16%

Lease Revenue Bonds                                                    5.31%

Local General Obligation Bonds                                        15.03%

Pre-Refunded Bonds                                                     7.02%

Resource Recovery Bonds                                                0.64%

Special Tax Bonds                                                      9.47%

State General Obligation Bonds                                        17.26%

Transportation Revenue Bonds                                           5.81%

Water & Sewer Revenue Bonds                                            2.04%
________________________________________________________________________________

Variable Rate Demand Notes                                             1.45%
________________________________________________________________________________

Total Market Value of Securities                                      97.88%
________________________________________________________________________________

Receivables and Other Assets Net of Liabilities                        2.12%
________________________________________________________________________________

Total Net Assets                                                     100.00%
________________________________________________________________________________


Credit Rating Breakdown
(as a % of fixed income investments)
________________________________________________________________________________

AAA                                                                   47.59%

AA                                                                    15.94%

A                                                                     13.44%

BBB                                                                   12.84%

BB                                                                     0.53%

Not Rated                                                              9.66%
________________________________________________________________________________

Total                                                                100.00%
________________________________________________________________________________

Sector designations may be different than the sector designations presented in other Fund materials.


Delaware National High-Yield Municipal Bond Fund


                                                                     Percentage
Sector                                                             of Net Assets
________________________________________________________________________________

Municipal Bonds                                                       97.95%

Corporate Revenue Bonds                                               13.06%

Education Revenue Bonds                                               12.53%

Health Care Revenue Bonds                                             38.51%

Lease Revenue Bonds                                                    3.15%

Local General Obligation Bonds                                         8.80%

Pre-Refunded Bonds                                                    10.68%

Special Tax Bonds                                                      7.02%

State General Obligation Bonds                                         0.95%

Transportation Revenue Bonds                                           3.25%
________________________________________________________________________________

Variable Rate Demand Notes                                             0.72%
________________________________________________________________________________

Total Market Value of Securities                                      98.67%
________________________________________________________________________________

Receivables and Other Assets Net of Liabilities                        1.33%
________________________________________________________________________________

Total Net Assets                                                     100.00%
________________________________________________________________________________


Credit Rating Breakdown
(as a % of fixed income investments)
________________________________________________________________________________

AAA                                                                    4.17%

A                                                                     10.49%

BBB                                                                   36.90%

BB                                                                     4.39%

Not Rated                                                             44.05%
________________________________________________________________________________

Total                                                                100.00%
________________________________________________________________________________

Statements of net assets


Delaware Tax-Free USA Fund

August 31, 2006

                                                  Principal            Market
                                                   Amount              Value
________________________________________________________________________________

Municipal Bonds - 98.57%
________________________________________________________________________________

Corporate Revenue Bonds - 9.26%
     Alliance Airport Authority, Texas
          Special Facilities Revenue
          (Federal Express Corp. Project)
          4.85% 4/1/21 (AMT)                     $ 2,000,000         $ 2,015,180
     Brazos, Texas River Authority
          Pollution Control Revenue
          (Texas Utilities) 5.40% 5/1/29 (AMT)     3,000,000           3,105,000
        ~ (TXU Energy Co. Project) Series B
               6.30% 7/1/32 (AMT)                  3,500,000           3,799,705
     Cloquet, Minnesota Pollution
          Control Revenue (Potlatch Corp.
          Project) 5.90% 10/1/26                   1,695,000           1,724,273
   @ Columbus, Kansas Industrial
          Revenue (ACE Electrical
          Acquisition) 7.00% 8/1/17 (AMT)            800,000             208,000
     Connecticut State Development
          Authority Pollution Control
          Revenue (Connecticut Light &
          Power) Series A 5.85% 9/1/28             4,000,000           4,189,360
     Indianapolis, Indiana Airport
          Authority Revenue Special
          Facilities (Federal Express
          Corp. Project)
          5.10% 1/15/17 (AMT)                      2,750,000           2,886,098
          Series 1998 5.50% 5/1/29 (AMT)           2,000,000           2,045,180
     Mason County, West Virginia
          Pollution Control Revenue
          (Appalachian Power Co.
          Project) Series K 6.05% 12/1/24
          (AMBAC)                                  3,000,000           3,241,410
     Mississippi Business Finance
          Corporation Pollution Control
          Revenue (System Energy
          Resources, Inc. Project)
          5.90% 5/1/22                             3,000,000           3,004,920
     Missouri State Development Finance
          Board Infrastructure Facilities
          Revenue (Triumph Foods Project)
          Series A 5.25% 3/1/25                      500,000             517,475
     Petersburg, Indiana Pollution
          Control Revenue (Indianapolis
          Power & Light Co. Project)
          6.375% 11/1/29 (AMT)                     5,000,000           5,399,649
          6.625% 12/1/24                           4,500,000           4,590,180
     Phenix City, Alabama Industrial
          Development Board
          Environmental Improvement
          Revenue (Mead Westvaco Corp.
          Project) Series A 6.35% 5/15/35
          (AMT)                                    3,000,000           3,225,090
   ~ Port Morrow, Oregon Pollution
          Control Revenue (Portland
          General Electric Co.) Series A
          5.20% 5/1/33                             2,600,000           2,666,586
     Puerto Rico Industrial, Medical &
          Environmental Pollution Control
          Facilities Financing Authority
          Revenue (PepsiCo Inc. Project)
          6.25% 11/15/13                           1,250,000           1,295,150
     Richmond County, Georgia
          Development Authority
          Environmental Improvement
          Revenue (International Paper Co.
          Project) Series B 5.95% 11/15/25
          (AMT)                                    5,000,000           5,306,200
     South Carolina Jobs Economic
          Development Authority Industrial
          Revenue (South Carolina Electric
          & Gas Co. Project) Series B
          5.45% 11/1/32 (AMBAC) (AMT)                500,000             529,380
     Suffolk County, New York Industrial
          Development Agency Revenue
          (Keyspan-Port Jefferson Energy
          Center) 5.25% 6/1/27 (AMT)               3,500,000           3,637,690
     Sugar Creek, Missouri Industrial
          Development Revenue (Lafarge
          North America Project) Series A
          5.65% 6/1/37 (AMT)                         500,000             520,465
   ~ Sweetwater County, Wyoming
          Pollution Control Revenue (Idaho
          Power Co. Project) Series A
          6.05% 7/15/26                            5,000,000           5,107,800
     Sweetwater County, Wyoming Solid
          Waste Disposal Revenue (FMC
          Corp. Project) 5.60% 12/1/35
          (AMT)                                    5,000,000           5,264,250
                                                                     ___________

                                                                      64,279,041
                                                                     ___________
Education Revenue Bonds - 6.69%
     Amherst, New York Industrial
          Development Agency Civic
          Facilities Revenue (UBF Faculty
          Student Housing) Series A
          5.75% 8/1/30 (AMBAC)                     1,300,000           1,415,323
     Chattanooga, Tennessee Health
          Educational & Housing
          Facilities Board Revenue (CDFI
          Phase I, LLC. Project) Series A
          5.125% 10/1/35                           3,500,000           3,511,200
     Illinois Educational Facilities
          Authority Student Housing
          Revenue (Educational
          Advancement Fund - University
          Center Project) 6.25% 5/1/30             5,000,000           5,439,200
     Illinois Financial Authority Revenue
          (Illinois Institute of Technology)
          Series A 5.00% 4/1/36                    2,600,000           2,660,528

                                                  Principal            Market
                                                   Amount              Value
________________________________________________________________________________

Municipal Bonds (continued)
________________________________________________________________________________

Education Revenue Bonds (continued)
     Massachusetts State Development
          Finance Agency Revenue
          (Massachusetts College of
          Pharmacy Project) Series C
          5.75% 7/1/33                           $   500,000         $   532,350
     Massachusetts State Health &
          Educational Facilities
          Authority Revenue
          (Harvard University) Series A
          5.00% 7/15/36                            5,005,000           5,277,923
          (Nichols College Project) Series C
          6.00% 10/1/17                              950,000           1,002,469
          6.125% 10/1/29                           1,000,000           1,054,340
     Milledgeville-Baldwin County,
          Georgia Development Authority
          Revenue (Georgia College &
          State University Foundation
          Project) 6.00% 9/1/33                    1,000,000           1,093,100
     Missouri State Health & Educational
          Facilities Authority Educational
          Facilities Revenue (University of
          Health Sciences) 5.00% 6/1/31
          (MBIA)                                   1,000,000           1,029,940
     New Hampshire Higher Educational
          & Health Facilities Authority
          Revenue (New Hampton School
          Issue) 5.375% 10/1/28                    3,070,000           3,085,473
     New Jersey State Educational
          Facilities Authority Revenue
          (Stevens Institute of Technology)
          Series B 5.25% 7/1/24                    2,085,000           2,178,033
     New York State Dormitory Authority
          Revenue (Fashion Institute
          Student Housing Corp.)
          5.00% 7/1/13 (FGIC)                      1,000,000           1,079,380
     Oregon Health & Science University
          Revenue (Capital Appreciation
          Insured) Series A
          5.00% 7/1/32 (MBIA)                      2,000,000           2,077,340
        ^ 5.50% 7/1/21 (MBIA)                      2,000,000           1,048,700
     Oregon State Facilities
          Authority Revenue
          (College Housing Northwest
          Project) Series A
          5.45% 10/1/32                            1,000,000           1,026,820
          (College Independent Student
          Housing Project) Series A
          5.25% 7/1/30 (XLCA)                      1,630,000           1,738,395
          (Linfield College Project) Series A
          5.00% 10/1/30                              600,000             616,062
     Pennsylvania State Higher
          Educational Facilities Authority
          Revenue (Widener University)
          5.375% 7/15/29                           1,000,000           1,052,690
     Texas University Revenue (FING
          System) Series B 5.00% 8/15/37           7,070,000           7,397,269
     University of Central Florida
          Athletics Association Revenue
          Certificates of Participation
          Series A 5.25% 10/1/34 (FGIC)              500,000             530,375
     University of the Virgin Islands
          Series A 5.375% 6/1/34                     500,000             524,460
     Vermont University & State
          Agriculture College
          5.125% 10/1/37 (AMBAC)                   1,000,000           1,050,810
                                                                     ___________

                                                                      46,422,180
                                                                     ___________
Electric Revenue Bonds - 6.69%
     Chelan County, Washington
          Public Utilities District
          #001Consolidated Revenue
          (Chelan Hydro System) Series A
          5.45% 7/1/37 (AMBAC) (AMT)               5,000,000           5,339,550
     Emerald Peoples, Oregon Utilities
          District Series A 5.25% 11/1/22
          (FSA)                                      750,000             808,845
     Long Island, New York Power
          Authority Electric Systems
          Revenue Series B 5.00% 12/1/35           1,770,000           1,845,491
     Lower Colorado River Authority
          Texas Revenue Refunding
          Series A 5.875% 5/15/17
          (AMBAC)                                  5,500,000           5,849,030
     Missouri Joint Municipal Electric
          Utilities Commission Revenue
          Power Project (Plum Point
          Project) 5.00% 1/1/34 (MBIA)             7,000,000           7,359,310
     Missouri State Environmental
          Improvement & Energy Resource
          Authority Pollution Control
          Revenue Refunding (St. Joseph
          Light & Power Company Project)
          5.85% 2/1/13 (AMBAC)                     2,200,000           2,214,806
     Orlando, Florida Utilities
          Commission Water & Electric
          Revenue 5.25% 10/1/20                    2,500,000           2,685,500
     Puerto Rico Electric Power Authority
          Power Revenue
          Series II 5.25% 7/1/31                   6,000,000           6,281,580
          Series NN 5.125% 7/1/29                  1,400,000           1,470,210
          Series PP 5.00% 7/1/25 (FGIC)            1,000,000           1,060,070
     Richmond, Virginia Public Utilities
          Revenue 5.00% 1/15/27 (FSA)             10,000,000          10,378,300
     Sikeston, Missouri Electric Revenue
          Refunding 6.00% 6/1/13 (MBIA)            1,000,000           1,136,720
                                                                     ___________

                                                                      46,429,412
                                                                     ___________


                                                              (continues)     17

Statements of net assets


Delaware Tax-Free USA Fund

                                                  Principal            Market
                                                   Amount              Value
________________________________________________________________________________

Municipal Bonds (continued)
________________________________________________________________________________

Escrowed to Maturity Bonds - 6.17%
     Cape Girardeau County, Missouri
          Industrial Development Authority
          Health Care Facilities Revenue
          (Southeast Missouri Hospital)
          5.25% 6/1/16 (MBIA)                    $   440,000         $   478,900
   ^ Greene County, Missouri Single
          Family Mortgage Revenue
          Municipal Multiplier (Private
          Mortgage Insurance)
          6.10% 3/1/16                             1,225,000             834,482
     Liberty, Missouri Sewer System
          Revenue 6.00% 2/1/08 (MBIA)                260,000             264,711
     Louisiana Public Facilities
          Authority Hospital Revenue
          (Southern Baptist Hospital, Inc.)
          8.00% 5/15/12                            4,930,000           5,543,933
     Missouri State Health & Educational
          Facilities Authority Health
          Facilities Revenue Refunding
          (SSM Health Care) Series AA
          6.40% 6/1/10 (MBIA)                        500,000             547,470
     New Jersey State Highway Authority
          Garden State Parkway General
          Revenue (Senior Parkway)
          5.50% 1/1/14 (FGIC)                      5,000,000           5,561,300
          5.50% 1/1/15 (FGIC)                      7,310,000           8,181,791
          5.50% 1/1/16 (FGIC)                      1,000,000           1,127,030
     Oklahoma State Turnpike
          Authority Revenue (First Senior)
          6.00% 1/1/22                            13,535,000          16,483,465
     Umatilla County, Oregon Hospital
          Facility Authority Revenue
          (Catholic Health Initiatives)
          Series A 5.50% 3/1/32                    1,000,000           1,072,380
     Virgin Islands Public Finance
          Authority Revenue Series A
          7.30% 10/1/18                            2,200,000           2,749,318
                                                                     ___________

                                                                      42,844,780
                                                                     ___________
Health Care Revenue Bonds - 17.31%
     Akron Bath Copley, Ohio Joint
          Township Hospital District
          Revenue (Summa Health System)
          Series A 5.25% 11/15/31
          (RADIAN)                                 3,000,000           3,153,780
     California Statewide Communities
          Development Authority
          Revenue (Kaiser Permenante)
          5.25% 3/1/45                             8,500,000           8,884,709
     Cape Girardeau County, Missouri
          Industrial Development Authority
          Health Care Facilities Revenue
          Unrefunded Balance
          (Southeast Missouri Hospital)
          5.25% 6/1/16 (MBIA)                        560,000             602,986
          (St. Francis Medical Center)
          Series A 5.50% 6/1/32                    1,000,000           1,060,030
     Chatham County, Georgia Hospital
          Authority Revenue (Memorial
          Health Medical Center) Series A
          6.125% 1/1/24                            1,000,000           1,089,700
     Cleveland-Cuyahoga County, Ohio
          Port Authority Revenue Senior
          Housing (St. Clarence Geac)
          Series A 6.25% 5/1/38                    1,500,000           1,525,845
     Colorado Health Facilities Authority
          Revenue (Evangelical Lutheran)
          Series A 5.25% 6/1/34                    4,275,000           4,435,227
     Cuyahoga County, Ohio Revenue
          (Cleveland Clinic Health Systems)
          Series A 5.50% 1/1/29                    7,500,000           8,006,924
     Delaware County, Pennsylvania
          Industrial Development Authority
          Revenue Care Institute (Main
          Line Care Institute Project)
          9.00% 8/1/31                             1,777,611           1,486,741
     Duluth, Minnesota Economic
          Development Authority
          Health Care Facilities Revenue
          (Benedictine Health System St.
          Mary's Hospital) 5.25% 2/15/33           5,000,000           5,188,650
     Florence County, South Carolina
          Hospital Revenue (McLeod
          Regional Medical Center Project)
          Series A 5.25% 11/1/27 (FSA)             3,355,000           3,578,309
     Gainesville & Hall County, Georgia
          Development Authority Revenue
          Senior Living Facilities (Lanier
          Village Estates Project) Series C
          7.25% 11/15/29                           1,000,000           1,093,770
     Henrico County, Virginia Economic
          Development Authority Revenue
          (Bon Secours Health System, Inc.)
          Series A 5.60% 11/15/30                  3,140,000           3,318,195
     Highlands County, Florida Health
          Facilities Authority Revenue
          (Adventist Health System)
          Series C 5.25% 11/15/36                  3,500,000           3,690,680
     Illinois Financial Authority Revenue
          Series A
          (Clarke Oaks Project)
          6.00% 11/15/39                           5,800,000           5,939,896
          (Luther Oaks Project)
          6.00% 8/15/39                            3,000,000           3,094,230
     Illinois Health Facilities
          Authority Revenue (Elmhurst
          Memorial Healthcare Project)
          5.625% 1/1/28                            2,000,000           2,125,500
     Jacksonville, Florida Economic
          Development Community
          Health Care Facilities Revenue
          (Mayo Clinic) 5.00% 11/15/36             7,000,000           7,280,699

                                                  Principal            Market
                                                   Amount              Value
________________________________________________________________________________

Municipal Bonds (continued)
________________________________________________________________________________

Health Care Revenue Bonds (continued)
     Johnson City, Tennessee Health
          and Educational Facilities Board
          Hospital Revenue First Mortgage
          (Mountain States Health) Series A
          5.50% 7/1/36                           $ 3,000,000         $ 3,180,990
     Joplin, Missouri Industrial
          Development Authority Health
          Facilities Revenue (Freeman
          Health System Project)
          5.375% 2/15/35                             255,000             267,023
          5.75% 2/15/35                              405,000             439,591
     Knox County, Tennessee Health
          Educational & Housing Facilities
          Board Hospital Revenue (East
          Tennessee Hospital Project)
          Series B 5.75% 7/1/33                    1,000,000           1,061,590
     Louisiana Public Facilities Authority
          Revenue (Ochsner Clinic
          Foundation Project) Series B
          5.50% 5/15/32                            1,500,000           1,568,655
     Lucas County, Ohio Health Care
          Facility Revenue (Sunset
          Retirement Communities)
          Series A 6.625% 8/15/30                  2,000,000           2,143,620
     Maryland State Health & Higher
          Education Facilities Authority
          Revenue (Union Hospital Cecil
          County Issue) 5.00% 7/1/40               2,345,000           2,401,538
     Michigan State Hospital Finance
          Authority Revenue
          (Ascension Health Credit Group)
          Series B 5.25% 11/15/26                  3,500,000           3,680,670
          (Oakwood Obligation Group)
          Series A 5.75% 4/1/32                    2,500,000           2,678,450
          (Trinity Health Credit) Series C
          5.375% 12/1/30                           6,000,000           6,338,040
     Missouri State Health & Educational
          Facilities Authority Health
          Facilities Revenue Refunding
          (Lake Regional Health System
          Project) 5.70% 2/15/34                     500,000             531,130
     Multnomah County, Oregon
          Hospital Facilities Authority
          Revenue (Providence Health
          System) 5.25% 10/1/22                    3,500,000           3,750,810
     New York State Dormitory
          Authority Revenue (Catholic
          Health Services of Long Island -
          St. Francis Hospital Project)
          5.10% 7/1/34                             2,500,000           2,562,750
     North Carolina Medical Care
          Commission Health Care
          Facilities Revenue
          (First Mortgage - Presbyterian
          Homes) 5.40% 10/1/27                     4,000,000           4,112,560
          (Pennybryn at Mayfield Project)
          Series A 6.125% 10/1/35                  6,000,000           6,228,060
     North Carolina Medical Care
          Commission Hospital Revenue
          (Northeast Medical Center Project)
          5.125% 11/1/34                           1,250,000           1,299,188
     North Kansas City, Missouri
          Hospital Revenue Series A
          5.00% 11/15/28 (FSA)                       500,000             523,510
     Prince William County, Virginia
          Industrial Development Authority
          Hospital Revenue (Potomac
          Hospital Corp.) 5.35% 10/1/36            1,750,000           1,860,233
     Puerto Rico Industrial, Tourist,
          Educational, Medical &
          Environmental Control Facilities
          Revenue (Hospital Auxilio Mutuo
          Obligated Group) Series A
          6.25% 7/1/24 (MBIA)                      1,200,000           1,210,128
     Shelby County, Tennessee Health
          Educational & Housing Facilities
          Board Revenue (Trezevant Manor
          Project) Series A 5.625% 9/1/26          2,500,000           2,518,625
     South Miami, Florida Health
          Facilities Authority Hospital
          Revenue (Baptist Health South
          Florida Group) 5.25% 11/15/33            4,000,000           4,157,520
     University Colorado Hospital
          Authority Revenue Series A
          5.25% 11/15/39                           2,000,000           2,076,740
                                                                    ____________

                                                                     120,147,292
                                                                    ____________
Housing Revenue Bonds - 2.46%
     Franklin County, Ohio Multi Family
          Revenue (Alger Green) Series A
          5.80% 5/20/44 (GNMA) (AMT)               1,150,000           1,205,074
     Illinois Development Finance
          Authority Revenue (Section 8)
          Series A 5.80% 7/1/28 (MBIA)
          (FHA)                                    2,790,000           2,869,739
     Illinois Housing Development
          Authority Multi Family Revenue
          (Crystal Lake Preservation)
          Series A-1 5.80% 12/20/41
          (GNMA)                                   2,000,000           2,115,060
     Milwaukee, Wisconsin
          Redevelopment Authority
          Multifamily Revenue (City Hall
          Square) 6.30% 8/1/38 (FHA)
          (AMT)                                    1,455,000           1,507,947
     Missouri State Housing
          Development Commission
          Mortgage Revenue Series C
          7.45% 9/1/27 (GNMA) (FNMA)
          (AMT)                                      110,000             111,848


                                                              (continues)     19

Statements of net assets


Delaware Tax-Free USA Fund

                                                  Principal            Market
                                                   Amount              Value
________________________________________________________________________________

Municipal Bonds (continued)
________________________________________________________________________________

Housing Revenue Bonds (continued)
     Missouri State Housing
          Development Commission
          Mortgage Revenue Single Family
          Homeowner
          Loan A 5.20% 9/1/33 (GNMA)
          (FNMA) (AMT)                           $   285,000         $   291,404
          Loan A 7.20% 9/1/26 (GNMA)
          (FNMA) (AMT)                                80,000              81,720
          Loan B 7.55% 9/1/27 (GNMA)
          (FNMA) (AMT)                                25,000              25,429
          Loan C 7.25% 9/1/26 (GNMA)
          (FNMA) (AMT)                               115,000             116,783
     Missouri State Housing
          Development Commission
          Multifamily Housing Revenue
          (Hyder) Series 3 5.60% 7/1/34
          (FHA) (AMT)                              1,435,000           1,495,256
          (San Remo) Series 5
          5.45% 1/1/36 (FHA) (AMT)                   500,000             517,510
     New Mexico Mortgage Finance
          Authority Revenue
          Series B Class III 6.75% 7/1/25
          (GNMA) (FNMA)                              235,000             241,662
          Series E 6.95% 1/1/26 (GNMA)
          (FNMA)                                     195,000             197,088
     North Dakota State Housing Finance
          Agency Multifamily Revenue
          Series A 6.15% 12/1/17 (FNMA)            1,300,000           1,324,713
     Oregon Health, Housing,
          Educational, & Cultural Facilities
          Authority Revenue (Pier Park
          Project) Series A 6.05% 4/1/18
          (GNMA) (AMT)                             1,095,000           1,097,113
     Oregon State Housing &
          Community Services Department
          Mortgage Revenue Single Family
          Mortgage Program Series R
          5.375% 7/1/32 (AMT)                      1,100,000           1,124,299
     Santa Fe, New Mexico Single Family
          Mortgage Revenue Series B -1
          6.20% 11/1/16 (GNMA) (FNMA)
          (AMT)                                      175,000             177,357
     St. Louis County, Missouri Industrial
          Development Authority
          Housing Development Revenue
          Refunding (Southfield &
          Oak Forest Apartment-A)
          5.20% 1/20/36 (GNMA)                     1,000,000           1,025,760
     Waukesha, Wisconsin Housing
          Authority Multifamily Revenue
          (Westgrove Woods) Series A
          6.00% 12/1/31 (GNMA) (AMT)               1,500,000           1,530,285
                                                                     ___________

                                                                      17,056,047
                                                                     ___________
Lease Revenue Bonds - 5.94%
     Battery Park City, New York
          Authority Revenue Series A
          5.25% 11/1/22                            2,250,000           2,432,363
     California State Public Works Board
          Lease Revenue (Department
          of General Services-Butterfield
          Street) Series A 5.25% 6/1/30            2,750,000           2,908,840
     Chesterfield, Missouri Certificates
          of Participation 5.00% 12/1/24
          (FGIC)                                   1,000,000           1,057,980
     Golden State, California Tobacco
          Securitization Corporation
          Settlement Revenue Series A
          5.00% 6/1/21 (AMBAC)                     1,000,000           1,051,020
     Loudoun County, Virginia Industrial
          Development Authority Public
          Safety Facility Lease Revenue
          Series A 5.25% 12/15/23 (FSA)              700,000             755,832
     Missouri State Development Finance
          Board Infrastructure Facilities
          Revenue (Branson Landing
          Project) Series A
          5.25% 12/1/19                            1,435,000           1,497,509
          5.50% 12/1/24                            2,480,000           2,621,459
          5.625% 12/1/28                           2,930,000           3,118,780
          (Crackerneck Creek Project)
          Series C 5.00% 3/1/26                      500,000             512,090
          (Sewer System Improvement
          Project) Series C
          5.00% 3/1/25                               605,000             619,659
     New York City, New York Industrial
          Development Agency Revenue
          (Yankee Stadium Project - Pilot)
          4.75% 3/1/46 (MBIA)                      3,000,000           3,045,360
     Oregon State Department of
          Administrative Services
          Certificates of Participation
          Refunding Revenue
          Series A 5.00% 5/1/30 (FSA)                500,000             522,675
          Series C 5.25% 11/1/15 (MBIA)            1,000,000           1,073,610
     Puerto Rico Commonwealth
          Industrial Development
          Company General Purpose
          Revenue Series B 5.375% 7/1/16           1,000,000           1,031,040
     Puerto Rico Public Buildings
          Authority Revenue (Guaranteed
          Government Facilities)
          Series I 5.25% 7/1/33                   12,000,000          12,535,440
        ~ Series J 5.00%7/1/36 (AMBAC)             2,000,000           2,129,260
     St. Charles County, Missouri Public
          Water Supply District #2 Revenue
          Certificate of Participation
          (Missouri Project)
          Series A 5.25% 12/1/28 (MBIA)            1,000,000           1,056,660
          Series B 5.10% 12/1/25 (MBIA)              500,000             516,635

                                                  Principal            Market
                                                   Amount              Value
________________________________________________________________________________

Municipal Bonds (continued)
________________________________________________________________________________

Lease Revenue Bonds (continued)
     St. Louis, Missouri College
          District Leasehold Revenue
          5.00% 3/1/23 (AMBAC)                   $ 1,000,000        $ 1,057,060
   ^ St. Louis, Missouri Industrial
          Development Authority
          Leasehold Revenue (Convention
          Center Hotel) 5.80% 7/15/20
          (AMBAC)                                  3,035,000           1,654,894
                                                                     ___________

                                                                      41,198,166
                                                                     ___________
Local General Obligation Bonds - 7.72%
     Benton & Linn Counties, Oregon
          School District #509J (Corvallis)
          5.00% 6/1/21 (FSA)                       1,000,000           1,055,250
     Boerne, Texas Independent School
          District Building
          5.25% 2/1/27 (PSF)                       4,000,000           4,254,760
          5.25% 2/1/29 (PSF)                       2,960,000           3,145,089
     Clackamas County, Oregon
          School District #86 (Canby)
          5.00% 6/15/25 (FSA)                        500,000             530,810
     Des Peres, Missouri Refunding
          5.375% 2/1/20 (AMBAC)                    1,000,000           1,102,290
     Deschutes County, Oregon
          Refunding 5.00% 12/1/16 (FSA)              500,000             532,815
     Greene County, Missouri
          Reorganization School District
          R8 (Direct Deposit Project)
          5.10% 3/1/22 (FSA)                       1,500,000           1,585,590
     Henderson, Nevada Local
          Improvement Districts #T-18
          5.30% 9/1/35                             3,475,000           3,518,855
     Jackson County, Missouri Special
          Obligation 5.50% 12/1/17
          (MBIA)                                     845,000             924,438
     Jefferson County, Oregon School
          District #509J 5.00% 6/15/22
          (FGIC)                                     500,000             526,635
     Lammersville, California School
          District Community Facilities
          District #2002 (Mountain House)
          5.125% 9/1/35                            3,750,000           3,790,950
     Lane County, Oregon School District
          #19 (Springfield) Refunding
          6.00% 10/15/14 (FGIC)                      500,000             577,855
     Lewisville, Texas Independent School
          District 6.15% 8/15/21 (PSF)             2,160,000           2,306,210
     Lincoln County, Oregon School
          District 5.25% 6/15/12 (FGIC)              700,000             728,742
     Melrose Park, Illinois Tax Increment
          Series B 6.00% 12/15/19 (FSA)            1,250,000           1,359,663
     New York City, New York
          Series G 5.00% 12/1/33                   4,900,000           5,089,189
          Series H 6.125% 8/1/25                     315,000             324,771
          Series I 5.00% 8/1/21                    2,500,000           2,625,700
          Series I 5.125% 3/1/23                   5,875,000           6,176,211
          Series J 5.00% 3/1/35                    4,000,000           4,155,720
          Series J 5.25% 6/1/28                    5,400,000           5,718,492
     Portland River, Oregon
          District Urban Renewal &
          Redevelopment Interstate
          Corridor Series A 5.00% 6/15/23
          (AMBAC)                                    250,000             262,975
     Powell, Ohio 5.50% 12/1/32 (FGIC)             2,000,000           2,167,780
     Taney County, Missouri
          Reorganization School
          District R-V (Hollister School
          District Direct Deposit Project)
          5.00% 3/1/22 (FSA)                       1,000,000           1,051,770
   ^ Umatilla County, Oregon School
          District #6 R Umatilla Refunding
          5.50% 12/15/22 (AMBAC)                     200,000              98,434
                                                                     ___________

                                                                      53,610,994
                                                                     ___________
$ Pre-Refunded Bonds - 8.14%
     Alexandria, Virginia Industrial
          Development Authority Revenue
          (Institute for Defense Analyses)
          Series A 5.90% 10/1/30-10
          (AMBAC)                                  6,000,000           6,579,720
     Deschutes County, Oregon
          Administrative School District
          #1 Series A 5.125% 6/15/21-11
          (FSA)                                    1,000,000           1,065,800
     Deschutes County, Oregon Hospital
          Facilities Authority Hospital
          Revenue (Cascade Health
          Services) 5.60% 1/1/32-12                1,250,000           1,362,988
     Golden State, California Tobacco
          Securitization Corporation
          Settlement Revenue Series B
          5.50% 6/1/43-13                          8,500,000           9,397,939
          5.625% 6/1/38-13                         7,500,000           8,347,800
     Illinois Educational Facilities
          Authority Student Housing
          Revenue (Educational
          Advancement Fund - University
          Center Project) 6.25% 5/1/34-07            500,000             506,805
     Jackson, Oregon School District #6
          Central Point 5.25% 6/15/20-10
          (FGIC)                                   1,175,000           1,243,326
     Jackson, Ohio Local School District
          (Stark & Summit Counties)
          School Facilities Construction &
          Improvement 5.625% 12/1/25-
          10 (FSA)                                 1,000,000           1,079,000
     Liberty, Missouri Sewer System
          Revenue 6.15% 2/1/15-09
          (MBIA)                                   1,500,000           1,589,115
     Linn County, Oregon Community
          School District #9 Lebanon
          5.60% 6/15/30-13 (FGIC)                  2,000,000           2,228,320


                                                              (continues)     21

Statements of net assets


Delaware Tax-Free USA Fund

                                                  Principal            Market
                                                   Amount              Value
________________________________________________________________________________

Municipal Bonds (continued)
________________________________________________________________________________

Pre-Refunded Bonds (continued)
     Maryland State Economic
          Development Corporation,
          Student Housing Revenue
          (University of Maryland College
          Park Project) 5.625% 6/1/35-13         $ 1,125,000         $ 1,245,308
     Mississippi Development Bank
          Special Obligation (Madison
          County Hospital Project)
          6.30% 7/1/22-09                          2,070,000           2,254,499
     New York City, New York Series H
          6.125% 8/1/25-07                         4,685,000           4,842,885
     Oregon State Department of
          Administrative Services
          Certificates of Participation
          Series A 5.80% 5/1/24-07
          (AMBAC)                                  1,000,000           1,024,710
     Payne County, Oklahoma Economic
          Development Authority Student
          Housing Revenue (Collegiate
          Housing Foundation-Oklahoma
          State University) Series A
          6.375% 6/1/30-11                         4,000,000           4,460,960
     Puerto Rico Commonwealth Public
          Improvement
          5.125% 7/1/30-11 (FSA)                     920,000             982,321
          5.375% 7/1/21-07 (MBIA)                     50,000              51,521
          Series A 5.125% 7/1/31-11                3,495,000           3,731,751
     Puerto Rico Housing, Bank
          & Finance Agency Single
          Family Mortgage Revenue
          6.25% 4/1/29-07 (GNMA)
          (FNMA) (FHLMC) (AMT)                     1,240,000           1,255,599
     Southeast Wisconsin Professional
          Baseball Park District Sales Tax
          Revenue 5.80% 12/15/26-07
          (MBIA)                                   1,000,000           1,021,720
     Vancouver, Washington Limited Tax
          5.50% 12/1/25-10 (AMBAC)                 1,250,000           1,341,625
     Wisconsin Housing & Economic
          Developing Authority Revenue
          6.10% 6/1/21-17 (FHA)                      800,000             884,976
                                                                     ___________

                                                                      56,498,688
                                                                     ___________
Special Tax Bonds - 5.36%
     Bi-State Development Agency
          Missouri - Illinois Metropolitan
          District (Metrolink Cross County
          Project) Series B 5.00% 10/1/32
          (FSA)                                    2,000,000           2,085,260
     Florida Hurricane Catastrophe Fund
          Financial Corporation Revenue
          Series A 5.00% 7/1/12                    2,500,000           2,668,325
     Jackson County, Missouri Special
          Obligation 5.00% 12/1/27
          (MBIA)                                   1,000,000           1,049,680
     Middlesex County, New Jersey
          Improvement Authority Senior
          Revenue (Heldrich Center Hotel/
          Conference Project) Series A
          5.00% 1/1/32                             1,500,000           1,492,425
          5.125% 1/1/37                            1,500,000           1,507,470
     New Jersey Economic Development
          Authority (Cigarette Tax)
          5.50% 6/15/31                            1,000,000           1,049,340
          5.75% 6/15/34                            2,000,000           2,130,920
     New York City, New York
          Transitional Finance Authority
          Series D 5.00% 2/1/31                    5,000,000           5,195,700
     New York State Dormitory
          Authority State Personal
          Income Tax Revenue Education
          5.00% 3/15/31                            5,200,000           5,471,856
     New York State Sales Tax
          Asset Receivables Series A
          5.25% 10/15/27 (AMBAC)                   1,000,000           1,080,510
     Puerto Rico Convention Center
          District Authority Revenue (Hotel
          Occupancy Tax) 5.00% 7/1/31
          (AMBAC)                                  6,250,000           6,636,125
     Tampa, Florida Sports Authority
          Revenue Sales Tax (Tampa Bay
          Arena Project) 5.75% 10/1/20
          (MBIA)                                   1,000,000           1,164,760
     Truth or Consequences, New
          Mexico Gross Receipts Tax
          Revenue 6.30% 7/1/16                     1,000,000           1,001,820
     Westminster, Colorado Sales & Use
          Tax Revenue (Sales Tax Revenue
          Project) Series A 5.60% 12/1/16          4,500,000           4,688,055
                                                                     ___________

                                                                      37,222,246
                                                                     ___________
State General Obligation Bonds - 12.11%
     California State
          5.00% 2/1/26 (AMBAC)                     5,570,000           5,819,369
          5.00% 2/1/33                             6,350,000           6,550,025
          5.25% 2/1/30 (MBIA)                      3,500,000           3,711,050
     Illinois State Series A 5.00% 3/1/34          7,000,000           7,259,070
     Maryland State & Local Facilities
          Land Capital Improvement
          Series A
          5.00% 8/1/11                             5,000,000           5,327,300
          5.00% 3/1/12                             8,000,000           8,567,520
          5.25% 3/1/13                            10,000,000          10,947,500
          5.50% 8/1/14                             5,000,000           5,620,600
     Pennsylvania State First Series
          5.00% 7/1/11                             5,955,000           6,320,161
          5.00% 7/1/13                             3,000,000           3,236,250
     Puerto Rico Commonwealth Public
          Improvement
          5.125% 7/1/30 (FSA)                        965,000           1,011,368
          5.25% 7/1/27 (FSA)                         705,000             745,248

                                                  Principal            Market
                                                   Amount              Value
________________________________________________________________________________

Municipal Bonds (continued)
________________________________________________________________________________

State General Obligation Bonds (continued)
          Series A 5.125% 7/1/31                 $ 7,880,000         $ 8,058,640
          Series A 5.25% 7/1/23                      500,000             529,400
          Series A 5.50% 7/1/19 (MBIA)             9,000,000          10,339,380
                                                                     ___________

                                                                      84,042,881
                                                                     ___________
Transportation Revenue Bonds - 5.50%
     Bay Area, California Toll Authority
          Revenue Series F 5.00% 4/1/31            7,100,000           7,489,577
     Capital Trust Agency Florida
          Revenue
          (Fort Lauderdale/Cargo
          Acquisition Project)
          5.75% 1/1/32 (AMT)                       3,750,000           3,921,263
          (Orlando/Cargo Acquisition
          Project) 6.75% 1/1/32 (AMT)              2,395,000           2,579,008
     Dallas-Fort Worth, Texas
          International Airport Revenue
          Series A 5.50% 11/1/31 (FGIC)
          (AMT)                                    1,500,000           1,597,875
     Grapevine, Texas Industrial
          Development Corporate Revenue
          (Air Cargo) 6.50% 1/1/24 (AMT)             920,000             991,797
     Houston, Texas Industrial
          Development Corporate Revenue
          (Air Cargo) 6.375% 1/1/23
          (AMT)                                    2,000,000           2,142,740
     Metropolitan, New York
          Transportation Authority
          Revenue Refunding Series A
          5.00% 11/15/30 (FSA)                     3,000,000           3,132,390
     Pennsylvania State Turnpike
          Commission Revenue Series A
          5.00% 12/1/34 (AMBAC)                      500,000             523,530
     Port of Oakland, California Revenue
          Series K 5.75% 11/1/29 (FGIC)
          (AMT)                                    3,500,000           3,703,700
     Puerto Rico Commonwealth
          Highway & Transportation
          Authority Revenue Series K
          5.00% 7/1/35                             2,500,000           2,558,100
     South Carolina Transportation
          Infrastructure Revenue Series A
          5.00% 10/1/33 (AMBAC)                    7,500,000           7,796,474
     St. Louis, Missouri Airport Revenue
          (Capital Improvement Project)
          Series A 5.375% 7/1/21 (MBIA)            1,635,000           1,749,957
                                                                     ___________

                                                                      38,186,411
                                                                     ___________
Water & Sewer Revenue Bonds - 5.22%
     Augusta, Georgia Water & Sewer
          Revenue 5.25% 10/1/34 (FSA)              4,375,000           4,688,513
     Clovis, California Public Financing
          Authority Wastewater Revenue
          5.25% 8/1/30 (MBIA)                      1,000,000           1,080,090
     Fulton County, Georgia Water &
          Sewer Revenue 5.25% 1/1/35
          (FGIC)                                   1,000,000           1,065,300
     Metropolitan St. Louis, Missouri
          Sewer District Wastewater
          Revenue Series A 5.00% 5/1/34
          (MBIA)                                   1,250,000           1,305,313
     Missouri State Environmental
          Improvement & Energy Resource
          Authority Water Pollution
          Control Revenue Unrefunded
          Balance (State Revolving Fund
          Project) Series A 6.05% 7/1/16
          (FSA)                                    1,060,000           1,062,056
     New York City, New York Municipal
          Water Finance Authority Water &
          Sewer System Revenue
          Series A 5.125% 6/15/34                 12,125,000          12,720,700
          Series A 5.25% 6/15/34                   3,705,000           3,930,190
          Series B 5.00% 6/15/23 (FSA)             1,000,000           1,057,040
     Portland, Oregon Sewer Systems
          Revenue (Second Lien)
          Series A 5.00% 6/1/23 (FSA)                325,000             341,783
          Series B 5.00% 6/15/27 (MBIA)            1,000,000           1,061,130
     Sacramento County, California
          Sanitation District Financing
          Authority Revenue
          5.00% 12/1/36 (FGIC)                     4,000,000           4,222,440
     Virgin Islands Water & Power
          Authority Water System Revenue
          5.50% 7/1/17                               510,000             525,479
     West Virginia State Water
          Development Authority Revenue
          (Loan Program III) Series A
          6.375% 7/1/39 (AMBAC) (AMT)              2,890,000           3,162,267
                                                                    ____________

                                                                      36,222,301
                                                                    ____________

Total Municipal Bonds (cost $650,673,277)                            684,160,439
                                                                    ____________

________________________________________________________________________________

~ Variable Rate Demand Notes - 0.49%
________________________________________________________________________________

     Alexandria, Virginia Industrial
          Development Authority
          (Institutional Defense Analyses
          Project) 3.44% 10/1/30 (AMBAC)           1,925,000           1,925,000
     New Jersey Health Care Facilities
          Financing Authority Revenue
          (Computer Program) Series A1
          3.38% 7/1/30                             1,500,000           1,500,000
                                                                    ____________
Total Variable Rate Demand Notes

     (cost $3,425,000)                                                 3,425,000
                                                                    ____________
Total Market Value of Securities - 99.06%

     (cost $654,098,277)                                             687,585,439

Receivables and Other Assets

     Net of Liabilities - 0.94%                                        6,526,425
                                                                    ____________
Net Assets Applicable to 59,979,087

     Shares Outstanding - 100.00%                                   $694,111,864
                                                                    ____________


                                                              (continues)     23

Statements of net assets


Delaware Tax-Free USA Fund

________________________________________________________________________________

________________________________________________________________________________

Net Asset Value - Delaware Tax-Free USA Fund Class A
     ($656,813,443 / 56,755,557 Shares)                                   $11.57
                                                                          ______
Net Asset Value - Delaware Tax-Free USA Fund Class B
     ($22,188,800 / 1,918,042 Shares)                                     $11.57
                                                                          ______
Net Asset Value - Delaware Tax-Free USA Fund Class C
     ($15,109,621 / 1,305,488 Shares)                                     $11.57
                                                                          ______

Components of Net Assets at August 31, 2006:

Shares of beneficial interest
     (unlimited authorization - no par)                             $666,215,275
Distributions in excess of net investment income                        (12,071)
Accumulated net realized loss on investments                         (5,578,502)
Net unrealized appreciation of investments                            33,487,162
                                                                    ____________

Total net assets                                                    $694,111,864
                                                                    ____________

$ Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S.
  Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in "Notes to Financial Statements."

~ Variable rate security. The interest rate shown is the rate as of August 31, 2006.

@ Illiquid security. At August 31, 2006, the aggregate amount of illiquid securities equals $208,000, which represented 0.03% of the Fund's net assets. See Note 8 in "Notes to Financial Statements."

^ Zero coupon security. The interest rate shown is the yield at the time of purchase.


Summary of Abbreviations:

AMBAC - Insured by the AMBAC Assurance Corporation
AMT - Subject to Alternative Minimum Tax
CDFI - Community Development Financial Institutions
FGIC - Insured by the Financial Guaranty Insurance Company FHA - Insured by the Federal Housing Administration
FHLMC - Insured by the Federal Home Loan Mortgage Corporation FNMA - Insured by Federal National Mortgage Association
FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association MBIA - Insured by the Municipal Bond Insurance Association PSF - Insured by Permanent School Fund
RADIAN - Insured by Radian Asset Assurance
XLCA - Insured by XL Capital Assurance

Net Asset Value and Offering Price Per Share -
     Delaware Tax-Free USA Fund

Net asset value Class A (A)                                               $11.57
Sales charge (4.50% of offering price) (B)                                  0.55
                                                                          ______

Offering price                                                            $12.12
                                                                          ______

(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Delaware Tax-Free USA Intermediate Fund


August 31, 2006

                                                  Principal            Market
                                                   Amount              Value
________________________________________________________________________________

Municipal Bonds - 96.43%
________________________________________________________________________________

Corporate Revenue Bonds - 6.35%
     Alliance Airport Authority, Texas
          Special Facilities Revenue
          (Federal Express Corp. Project)
          4.85% 4/1/21 (AMT)                     $ 2,000,000         $ 2,015,180
     Brazos, Texas River Authority
          Pollution Control Revenue (Texas
          Utilities) 5.40% 5/1/29 (AMT)            1,000,000           1,035,000
     Cartersville, Georgia Development
          Authority Waste & Wastewater
          Facilities Revenue (Anheuser
          Busch Project) 5.10% 2/1/12
          (AMT)                                      450,000             474,552
     Connecticut State Development
          Authority Pollution Control
          Revenue (Connecticut Light &
          Power) Series A
        ~ 3.35% 5/1/31 (AMBAC) (AMT)               1,300,000           1,283,113
          5.85% 9/1/28                             1,145,000           1,199,204
   ~ Farmington, New Mexico Pollution
          Control Revenue (El Paso
          Electric Co. Project) Series A
          4.00% 6/1/32 (FGIC)                      1,000,000           1,000,870
   ~ Forsyth, Montana Pollution Control
          Revenue (Portland General
          Project) Series A 5.20% 5/1/33           1,005,000           1,033,029
     Indianapolis, Indiana Airport
          Authority Revenue Special
          Facilities (Federal Express Corp.
          Project) 5.10% 1/15/17 (AMT)               750,000             787,118
     Michigan State Strategic Funding
          Limited Obligation Revenue
          (Detroit Edison Co. Project)
          Series A 5.50% 6/1/30 (XLCA)
          (AMT)                                    1,000,000           1,073,030
     Ohio State Air Quality Development
          Authority Revenue
          Environmental Improvement
          (USX Project) 5.00% 11/1/15              1,000,000           1,051,490
     Prattville, Alabama Industrial
          Development Board
          Environmental Improvement
          Revenue (International Paper Co.
          Project) Series A 6.70% 3/1/24
          (AMT)                                    1,000,000           1,075,540
   ~ Sabine, Texas River Authority
          Pollution Control Revenue (TXU
          Electric Co. Project) Series A
          5.50% 5/1/22                             1,000,000           1,060,470
     South Carolina Jobs Economic
          Development Authority Industrial
          Revenue (South Carolina Electric
          & Gas Co. Project) Series B
          5.45% 11/1/32 (AMBAC) (AMT)                500,000             529,380
     Sugar Creek, Missouri Industrial
          Development Revenue (Lafarge
          North America Project) Series A
          5.65% 6/1/37 (AMT)                         500,000             520,465
     Toledo, Lucas County, Ohio
          Port Authority Development
          Revenue (Northwest Ohio Bond
          Fund - Alex Products, Inc.)
          Series B 6.125% 11/15/09 (AMT)             755,000             784,445
                                                                     ___________

                                                                      14,922,886
                                                                     ___________
Education Revenue Bonds - 7.42%
     California Municipal Finance
          Authority Educational Revenue
          (American Heritage Education
          Foundation Project) Series A
          5.25% 6/1/26                             1,000,000           1,027,190
     Chattanooga, Tennessee Health
          Educational & Housing
          Facilities Board Revenue (CDFI
          Phase I, LLC Project) Series B
          5.50% 10/1/20                            1,280,000           1,322,470
     Fulton County, Georgia
          Development Authority Revenue
          (Molecular Science Building
          Project) 5.25% 5/1/21 (MBIA)             1,000,000           1,082,460
     Illinois Educational Facilities
          Authority Student Housing
          Revenue (Educational
          Advancement Fund - University
          Center Project) 6.00% 5/1/22               750,000             811,688
     Illinois Financial Authority Revenue
          (Illinois Institute of Technology)
          Series A 5.00% 4/1/36                      825,000             844,206
     Massachusetts State Health &
          Educational Facilities Authority
          Revenue (Nichols College Project)
          Series C 6.125% 10/1/29                  1,000,000           1,054,340
     Michigan Higher Education Facilities
          Authority Revenue (Kalamazoo
          College Project) 5.50% 12/1/19             500,000             535,255
     New Jersey State Educational Facilities
          Authority Revenue (Georgian
          Court College Project) Series C
          6.50% 7/1/33                               500,000             557,450
     New York State Dormitory Authority
          Revenue
          (Brooklyn Law School) Series A
          5.50% 7/1/18 (RADIAN)                    1,000,000           1,083,260
          (Fashion Institute Student
          Housing Corp.) 5.00% 7/1/13
          (FGIC)                                   1,000,000           1,079,380


                                                              (continues)     25

Statements of net assets


Delaware Tax-Free USA Intermediate Fund

                                                  Principal            Market
                                                   Amount              Value
________________________________________________________________________________

Municipal Bonds (continued)
________________________________________________________________________________

Education Revenue Bonds (continued)
          (Long Island University) Series B
          5.50% 9/1/20 (RADIAN)                  $ 1,000,000         $ 1,077,830
     Ohio State Higher Educational
          Facility Revenue
          (John Carroll University)
          5.50% 11/15/18                             335,000             366,078
        ~ (Kenyon College Project)
               4.70% 7/1/37                        1,000,000           1,036,180
     Ohio State University General
          Receipts Revenue Series B
          5.25% 6/1/21                             1,000,000           1,075,690
     Pennsylvania State Higher Educational
          Facilities Authority College &
          University Revenue (Geneva
          College Project) 6.125% 4/1/22           1,000,000           1,073,020
     Tulsa, Oklahoma Industrial
          Authority Student Housing
          Revenue (University of Tulsa)
          5.00% 10/1/37                            1,000,000           1,021,660
     University of California Revenue
          Series A 5.125% 5/15/20
          (AMBAC)                                    250,000             269,355
     University of Oklahoma Research
          Facilities Revenue 5.00% 3/1/23
          (AMBAC)                                  1,065,000           1,117,664
     University of Puerto Rico Revenue
          Series M 5.50% 6/1/15 (MBIA)             1,000,000           1,008,940
                                                                     ___________

                                                                      17,444,116
                                                                     ___________
Electric Revenue Bonds - 4.84%
     Lower Colorado River Authority
          Texas Revenue Refunding
          Series A 5.875% 5/15/17
          (AMBAC)                                  3,000,000           3,190,380
     Metropolitan Government Nashville
          & Davidson County, Tennessee
          Electric Revenue Series B
          5.50% 5/15/14                            1,000,000           1,113,280
     Oliver County North Dakota
          Pollution Control Revenue
          (Square Butte Electric Coop)
          Series A 5.30% 1/1/27 (AMBAC)            1,500,000           1,571,595
     Orlando, Florida Utilities
          Commission Water & Electric
          Revenue 5.25% 10/1/20                    1,500,000           1,611,300
     Philadelphia, Pennsylvania Gas
          Works Revenue First Series A
          5.375% 7/1/15 (FSA)                      2,000,000           2,055,880
     South Carolina State Public Service
          Authority Revenue Refunding
          Series A 5.125% 1/1/21 (FSA)             1,000,000           1,068,910
     Texas Municipal Power Agency
          Revenue 4.00% 9/1/11 (AMBAC)               750,000             752,168
                                                                     ___________

                                                                      11,363,513
                                                                     ___________
Escrowed to Maturity Bonds - 0.08%
     Southcentral, Pennsylvania General
          Authority Revenue Refunding
          (Wellspan Health Obligated
          Project) 5.625% 5/15/26                    180,000             195,205
                                                                     ___________

                                                                         195,205
                                                                     ___________
Health Care Revenue Bonds - 15.16%
     Apple Valley, Minnesota Economic
          Development Authority Health
          Care Revenue (Evercare Senior
          Living LLC Projects) Series A
          6.00% 12/1/25                            1,000,000           1,006,880
     California Health Facilities Financing
          Authority Revenue Insured
          (California-Nevada- Methodist)
          5.00% 7/1/26                             1,745,000           1,832,721
     California Statewide Communities
          Development Authority
          Revenue (Kaiser Permenante)
          5.25% 3/1/45                             2,000,000           2,090,521
     Chatham County, Georgia Hospital
          Authority Revenue (Memorial
          Health Medical Center) Series A
          6.125% 1/1/24                            1,000,000           1,089,700
     Cleveland-Cuyahoga County,
          Ohio Port Authority Revenue
          (Saint Clarence-Geac) Series A
          6.125% 5/1/26                              715,000             726,497
     Cuyahoga County, Ohio Revenue
          (Cleveland Clinic Health System)
          Series A 6.00% 1/1/21                    1,000,000           1,117,540
     Duluth, Minnesota Economic
          Development Authority
          Health Care Facilities Revenue
          (Benedictine Health System St.
          Mary's Hospital) 5.50% 2/15/23           1,000,000           1,070,240
     Florence County, South Carolina
          Hospital Revenue (McLeod
          Regional Medical Center Project)
          Series A 5.25% 11/1/27 (FSA)             1,000,000           1,066,560
   ~ Highlands County, Florida Health
          Facilities Authority Revenue
          (Adventist Health System) Series I
          5.00% 11/15/29                           2,000,000           2,059,960
     Illinois Financial Authority Revenue
          Series A
          (Luther Oaks Project)
          6.00% 8/15/26                              850,000             886,856
          (Clare Oaks Project)
          6.00% 11/15/27                           2,000,000           2,055,100
     Indiana Health Facility Financing
          Authority Hospital Revenue
          (Deaconess Hospital Obligation)
          Series A 5.375% 3/1/29
          (AMBAC)                                    700,000             749,889

                                                  Principal            Market
                                                   Amount              Value
________________________________________________________________________________

Municipal Bonds (continued)
________________________________________________________________________________

Health Care Revenue Bonds (continued)
     Lancaster County, Pennsylvania
          Hospital Authority Revenue
          (Lancaster General Hospital
          Project) 5.75% 3/15/21                 $ 1,000,000         $ 1,094,550
     Lawrence, Kansas Hospital Authority
          Revenue 5.125% 7/1/36                    2,000,000           2,082,980
     Maple Grove, Minnesota Health
          Care Facilities Revenue (North
          Memorial Health Care)
          5.00% 9/1/29                             2,000,000           2,065,120
     Maryland State Health & Higher
          Education Facilities Authority
          Revenue (Union Hospital of Cecil
          County) 5.625% 7/1/32                      500,000             530,520
     Michigan State Hospital Finance
          Authority Revenue
          (Henry Ford Health System)
          Series A 5.25% 11/15/46                  1,000,000           1,048,410
          (Trinity Health Credit) Series C
          5.375% 12/1/23                             500,000             527,330
     Minneapolis, Minnesota Health
          Care System Revenue (Allina
          Health Systems) Series A
          5.75% 11/15/32                             500,000             536,775
     Multnomah County, Oregon
          Hospital Facilities Authority
          Revenue (Providence Health
          System) 5.25% 10/1/22                    1,000,000           1,071,660
     New Hampshire Health & Education
          Facilities Authority Revenue
          (Elliot Hospital) Series B
          5.60% 10/1/22                            1,000,000           1,073,630
     North Carolina Medical Care
          Commission Health Care
          Facilities Revenue
          (First Mortgage - Presbyterian
          Homes) 5.40% 10/1/27                     1,200,000           1,233,768
          (Pennybryn at Mayfield Project)
          Series A 6.125% 10/1/35                  1,700,000           1,764,617
     North Texas Health Facilities
          Development Corporation
          Hospital Revenue (United
          Regional Health Care System,
          Inc. Project) 6.00% 9/1/23               1,000,000           1,088,910
     Shelby County, Tennessee Health
          Educational & Housing Facilities
          Board Revenue (Trezvan Manor
          Project) Series A 5.75% 9/1/37           1,000,000           1,005,740
     St. Mary Hospital Authority
          Pennsylvania Health System
          Revenue (Catholic Health East)
          Series A 5.25% 11/15/16                  1,200,000           1,282,236
     St. Paul, Minnesota Housing &
          Redevelopment Authority
          Hospital Revenue (Health East
          Project) 6.00% 11/15/25                  1,000,000           1,105,210
     Suffolk, Virginia Industrial
          Development Authority
          Retirement Facilities Revenue
          (First Mortgage - Lake Prince)
          5.15% 9/1/24                               725,000             732,054
     Terrebonne Parish, Louisiana
          Hospital Service District #1
          Hospital Revenue (Terrebonne
          General Medical Center Project)
          5.50% 4/1/33 (AMBAC)                     1,500,000           1,627,905
                                                                     ___________

                                                                      35,623,879
                                                                     ___________
Lease Revenue Bonds - 5.31%
     Albany, New York Industrial
          Development Agency Civic
          Facility Revenue (Charitable
          Leadership Project) Series A
          5.75% 7/1/26                               500,000             518,950
     California State Public Works Board
          Lease Revenue (Department
          of General Services Butterfield
          Street) Series A 5.25% 6/1/25            1,000,000           1,073,500
     Golden State, California Tobacco
          Securitization Corporation
          Settlement Revenue
          Series A 5.00% 6/1/18                    2,000,000           2,034,240
          Series A 5.00% 6/1/21 (AMBAC)            1,000,000           1,051,020
     Michigan State Building Authority
          Revenue Series I 5.50% 10/15/18          2,175,000           2,344,389
     Missouri State Development Finance
          Board Infrastructure Facilities
          Revenue (Crackerneck Creek
          Project) Series C 5.00% 3/1/28           1,600,000           1,650,672
     New York State Municipal Bond
          Bank Agency Special School
          Purpose Revenue Series C
          5.25% 6/1/22                             1,000,000           1,070,190
     New York City, New York Industrial
          Development Agency Revenue
          (Yankee Stadium Project - Pilot)
          4.75% 3/1/46 (MBIA)                      1,000,000           1,015,120
   ~ Puerto Rico Public Buildings
          Authority Revenue (Government
          Facilities) Series J 5.00% 7/1/28        1,000,000           1,042,790
   ~ Puerto Rico Public Finance
          Corporate Revenue Series A
          5.25% 8/1/29 (MBIA)                        620,000             665,031
                                                                     ___________

                                                                      12,465,902
                                                                     ___________
Local General Obligation Bonds - 15.03%
     Baywinds Community
          Development District Florida
          Special Assessment Series B
          4.90% 5/1/12                             1,000,000           1,010,630
     Belton, Missouri School District
          #124 Series B 5.25% 3/1/23               1,000,000           1,085,200


                                                              (continues)     27

Statements of net assets


Delaware Tax-Free USA Intermediate Fund

                                                  Principal            Market
                                                   Amount              Value
________________________________________________________________________________

Municipal Bonds (continued)
________________________________________________________________________________

Local General Obligation Bonds (continued)
     Boerne, Texas Independent School
          District Building
          5.25% 2/1/26                           $ 4,495,000         $ 4,781,287
          5.25% 2/1/29 (PSF)                       1,500,000           1,593,795
     East Homestead Community
          Development District Florida
          Special Assessment Revenue
          Series B 5.00% 5/1/11                      500,000             504,415
     Florida State Board Education Capital
          Outlay Public Education Series D
          5.75% 6/1/22                             2,000,000           2,153,940
     Lansing, Michigan Community
          College (College Building and
          Site) 5.00% 5/1/21 (MBIA)                1,325,000           1,394,271
     Licking County, Ohio Joint
          Vocational School District School
          Facilities Construction and
          Improvement 5.00% 12/1/19
          (MBIA)                                   1,000,000           1,060,150
     Los Angeles, California Unified
          School District Election 2004
          Series G 5.00% 7/1/13 (AMBAC)            2,000,000           2,171,340
     Lunenburg County, Virginia Series B
          5.25% 2/1/29 (MBIA)                        715,000             771,506
     Mecklenburg County, North
          Carolina Public Improvement
          Series A 5.00% 2/1/11                    4,775,000           5,056,582
     Middlesex County, New Jersey
          Improvement Authority Revenue
          (County Guaranteed Open Space
          Trust) 5.25% 9/15/20                     1,000,000           1,085,270
     Modesto, California Special Tax
          Community Facilities District
          #04-1 Village 2 5.15% 9/1/36             1,500,000           1,513,425
     New York City, New York
          Series G 5.25% 8/1/15                    1,000,000           1,081,300
          Series I 5.00% 8/1/21                    1,000,000           1,050,280
          Series J 5.00% 3/1/35                    2,000,000           2,077,860
          Series J 5.50% 6/1/23                      990,000           1,071,239
     Paseo, Florida Community
          Development District Capital
          Improvement Revenue Series B
          4.875% 5/1/10                            1,000,000           1,007,610
     Powell, Ohio 5.50% 12/1/25 (FGIC)             1,500,000           1,625,835
     Richmond Heights, Missouri Tax
          Increment & Transaction Sales
          Tax Revenue Refunding &
          Improvement (Francis Place
          Redevelopment Project)
          5.625% 11/1/25                           1,200,000           1,213,800
     St. Joseph, Missouri Industrial
          Development Authority Tax
          Increment Revenue (Shoppes at
          North Village Project)
          Series A 5.10% 11/1/19                     500,000             501,055
          Series B 5.375% 11/1/23                  1,000,000           1,009,790
     Texas Water Development Board
          Revenue (State Revolving
          Federal-Senior Lien) Series B
          5.25% 7/15/17                              500,000             502,700
                                                                     ___________

                                                                      35,323,280
                                                                     ___________
$ Pre-Refunded Bonds - 7.02%
     Arizona State Transportation
          Board Highway Revenue
          6.25% 7/1/16-09                          1,850,000           1,983,145
     Cook County, Illinois Series A
          5.375% 11/15/21-11 (FGIC)                2,160,000           2,323,015
     Forest Grove, Oregon Revenue
          Campus (Pacific University)
          6.30% 5/1/25-10 (RADIAN)                 1,000,000           1,091,980
     Golden State, California
          Tobacco Securitization
          Settlement Revenue Series B
          5.75% 6/1/23-08                          1,000,000           1,037,780
     New York City, New York Series J
          5.50% 6/1/23-13                             10,000              11,096
     Pennsylvania State First
          Series 5.125% 1/15/19-11                 3,515,000           3,758,976
     Pennsylvania State Higher Educational
          Facilities Authority College &
          University Revenue (Ursinus
          College Project) 5.90% 1/1/27-07         1,000,000           1,027,480
     Puerto Rico Commonwealth
          Highway & Transportation
          Authority Revenue Series J
          5.50% 7/1/21-14                          1,000,000           1,116,700
     Southcentral, Pennsylvania General
          Authority Revenue (Welllspan
          Health Obligated Project)
          5.625% 5/15/26-11                          820,000             896,121
     University of North Carolina
          Revenue Series A
          5.375% 12/1/14-11                        2,000,000           2,152,260
     Virginia State Resource Authority
          Clean Water Revenue
          (State Revolving Fund)
          6.00% 10/1/16-10                         1,000,000           1,091,740
                                                                     ___________

                                                                      16,490,293
                                                                     ___________
Resource Recovery Bonds - 0.64%
     Pennsylvania Economic
          Development Financing
          Authority Resource Recovery
          Revenue (Subordinate
          Colver Project) Series G
          5.125% 12/1/15 (AMT)                     1,500,000           1,499,220
                                                                     ___________

                                                                       1,499,220
                                                                     ___________

                                                  Principal            Market
                                                   Amount              Value
________________________________________________________________________________

Municipal Bonds (continued)
________________________________________________________________________________

Special Tax Bonds - 9.47%
     Baltimore, Maryland Convention
          Center Hotel Revenue
          Subordinated Series B
          5.00% 9/1/16                           $ 1,200,000         $ 1,214,700
     Casa Grande, Arizona Excise Tax
          Revenue 5.00% 4/1/22 (AMBAC)             1,600,000           1,694,592
     Florida Hurricane Catastrophe Fund
          Financial Corporation Revenue
          Series A 5.00% 7/1/12                    2,500,000           2,668,325
     Hampton, Virginia Convention
          Center Revenue 5.25% 1/15/23
          (AMBAC)                                  1,000,000           1,067,040
     Metropolitan Pier and Exposition
          Authority Illinois (McCormick
          Place Expansion Project) Series D
          5.50% 12/15/24 (FGIC)                    2,000,000           2,126,200
     Middlesex County, New Jersey
          Improvement Authority Senior
          Revenue (Heldrich Center
          Hotel/Conference Project) Series A
          5.00% 1/1/32                             1,000,000             994,950
     New Jersey Economic Development
          Authority (Cigarette Tax)
          5.50% 6/15/31                            1,000,000           1,049,340
          5.625% 6/15/18                           2,500,000           2,603,025
   ~ New York City, New York
          Transitional Finance Authority
          Revenue Refunding - Future Tax
          Secured Series A 5.50% 11/1/26           1,000,000           1,079,650
     New York State Dormitory
          Authority State Personal
          Income Tax Revenue Education
          5.00% 3/15/31                            1,830,000           1,925,672
     New York State Sales Tax
          Asset Receivables Series A
          5.25% 10/15/27 (AMBAC)                   1,000,000           1,080,510
     Westminster, Colorado Sales & Use
          Tax Revenue (Sales Tax Revenue
          Project) Series A 5.60% 12/1/16          1,500,000           1,562,685
     Wyandotte County, Kansas City,
          Kansas Unified Government
          Special Obligation Revenue
          Refunding-Sales Tax-2nd
          Lien-Area B 5.00% 12/1/20                1,500,000           1,559,010
     Wyoming State Loan & Investment
          Board Facilities Revenue
          5.00% 10/1/24                            1,550,000           1,633,654
                                                                     ___________

                                                                      22,259,353
                                                                     ___________
State General Obligation Bonds - 17.26%
     California State
          5.00% 2/1/26 (AMBAC)                     1,500,000           1,567,155
          5.00% 2/1/33                             1,850,000           1,908,275
          5.25% 11/1/17                            1,000,000           1,077,810
          5.25% 2/1/30 (MBIA)                      1,500,000           1,590,450
     California State Economic Recovery
          Series A 5.25% 7/1/14                    1,000,000           1,102,730
     Florida State Board Education
          Capital Outlay (Public Education)
          Series B
          5.00% 1/1/09                             2,500,000           2,580,650
          5.00% 6/1/10                               750,000             786,675
     Georgia State Series D
          5.00% 7/1/11                             6,865,000           7,304,772
     Maryland State & Local Facilities
          Land Capital Improvement
          Series A
          5.00% 3/1/12                             2,000,000           2,141,880
          5.25% 3/1/13                             2,500,000           2,736,875
     Minnesota State Refunding Various
          Purposes 5.00% 6/1/13                    1,000,000           1,023,480
     North Carolina Public Improvement
          Series A 5.00% 3/1/12                    4,000,000           4,283,760
     Pennsylvania State Third
          Series 5.00% 7/1/09                      2,885,000           2,996,273
     Puerto Rico Commonwealth
          Public Improvement Series A
          5.25% 7/1/23                             1,125,000           1,191,150
   ~ Puerto Rico Commonwealth
          Series A 5.00% 7/1/30                    1,000,000           1,042,790
     Puerto Rico Public Buildings
          Authority Revenue Government
          Facility Series I 5.50% 7/1/23           2,000,000           2,168,440
   ~ Puerto Rico Public Finance
          Corporation Commonwealth
          Appropriation (LOC Puerto Rico
          Government Bank) Series A
          5.75% 8/1/27                             1,000,000           1,075,110
     Texas State Water Financial
          Assistance Series B 5.50% 8/1/35         3,800,000           3,970,240
                                                                     ___________

                                                                      40,548,515
                                                                     ___________
Transportation Revenue Bonds - 5.81%
     Bay Area, California Toll Authority
          Revenue Series F 5.00% 4/1/31              740,000             780,604
     Capital Trust Agency Florida
          Revenue (Fort Lauderdale/
          Cargo Acquisition Project)
          5.75% 1/1/32 (AMT)                       1,750,000           1,829,923
     Chicago, Illinois O'Hare International
          Airport Revenue General-
          Airport-Third Lien Series A-2
          5.75% 1/1/20 (FSA) (AMT)                 1,000,000           1,097,890
     Dallas-Fort Worth, Texas
          International Airport Revenue
          Series A 5.00% 11/1/15 (XLCA)
          (AMT)                                    2,000,000           2,062,420
     Georgia Federal Highway Road and
          Tollway Authority Revenue Bonds
          5.00% 6/1/10 (MBIA)                      2,000,000           2,101,239


                                                              (continues)     29

Statements of net assets


Delaware Tax-Free USA Intermediate Fund

                                                  Principal            Market
                                                   Amount              Value
________________________________________________________________________________

Municipal Bonds (continued)
________________________________________________________________________________

Transportation Revenue Bonds (continued)
     Metropolitan, New York
          Transportation Authority
          Revenue Refunding Series A
          5.00% 11/15/30 (FSA)                   $ 1,000,000         $ 1,044,130
     Metropolitan, Washington D.C.
          Airport Authority Systems
          Revenue Series A 5.50% 10/1/19
          (FGIC) (AMT)                             1,000,000           1,082,400
     North Texas Tollway Authority Dallas
          North Tollway System Revenue
          Series A 5.00% 1/1/20 (FGIC)             1,750,000           1,775,025
     Pennsylvania State Turnpike
          Commission Revenue Series A
          5.25% 12/1/20 (AMBAC)                    1,230,000           1,337,957
     Virginia Port Authority
          Commonwealth Port
          Fund Revenue Resolution
          5.00% 7/1/12 (AMT)                         500,000             529,090
                                                                    ____________

                                                                      13,640,678
                                                                    ____________
Water & Sewer Revenue Bonds - 2.04%
     Alabama Water Pollution
          Control Authority Revenue
          5.50% 8/15/23 (AMBAC)                    1,000,000           1,066,520
     Clovis, California Public Financing
          Authority Wastewater Revenue
          5.25% 8/1/30 (MBIA)                      1,000,000           1,080,090
     Fulton County, Georgia Water &
          Sewer Revenue 5.25% 1/1/35
          (FGIC)                                   1,500,000           1,597,950
     New York State Environmental
          Facilities Corporation State
          Clean Water and Drinking
          Water Revenue (New York City
          Municipal Water Finance
          Project Second Resolution)
          Series F 5.00% 6/15/34                   1,000,000           1,045,850
                                                                    ____________

                                                                       4,790,410
                                                                    ____________

Total Municipal Bonds (cost $221,837,074)                            226,567,250
                                                                    ____________

________________________________________________________________________________

~ Variable Rate Demand Notes - 1.45%
________________________________________________________________________________

     Alexandria, Virginia Industrial
          Development Authority
          (Institutional Defense Analyses
          Project) 3.44% 10/1/35 (AMBAC)           1,200,000           1,200,000
     Boise City, Idaho Housing Authority
          Multifamily Revenue (Civic
          Plaza Housing Project) Series C
          3.50% 3/1/33                             1,195,000           1,195,000
     Scottsdale, Arizona Industrial
          Development Authority Hospital
          Revenue (Scottsdale Healthcare)
          Series C 3.40% 9/1/35 (FSA)              1,000,000           1,000,000
                                                                    ____________

Total Variable Rate Demand Notes

     (cost $3,395,000)                                                 3,395,000
                                                                    ____________

Total Market Value of Securities - 97.88%

     (cost $225,232,073)                                            $229,962,250

Receivables and Other Assets
     Net of Liabilities - 2.12%                                       4,979,820
                                                                    ____________
Net Assets Applicable to 20,482,869
     Shares Outstanding - 100.00%                                   $234,942,070
                                                                    ____________
Net Asset Value - Delaware Tax-Free USA Intermediate
     Fund Class A ($204,524,834 / 17,830,369 Shares)                      $11.47
                                                                          ______
Net Asset Value - Delaware Tax-Free USA Intermediate
     Fund Class B ($2,412,828 / 210,454 Shares)                           $11.46
                                                                          ______
Net Asset Value - Delaware Tax-Free USA Intermediate
     Fund Class C ($28,004,408 / 2,442,046 Shares)                        $11.47
                                                                          ______
Components of Net Assets at August 31, 2006:

Shares of beneficial interest
     (unlimited authorization - no par)                             $230,838,203
Accumulated net realized loss on investments                           (626,310)
Net unrealized appreciation of investments                             4,730,177
                                                                    ____________

Total net assets                                                    $234,942,070
                                                                    ____________

$ Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S.
  Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in "Notes to Financial Statements."

~ Variable rate security. The interest rate shown is the rate as of August 31, 2006.

Summary of Abbreviations:

AMBAC - Insured by the AMBAC Assurance Corporation
AMT - Subject to Alternative Minimum Tax
CDFI - Community Development Financial Institutions
FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by Financial Security Assurance
LOC - Letter of Credit
MBIA - Insured by the Municipal Bond Insurance Association
PSF - Insured by the Permanent School Fund
RADIAN - Insured by Radian Asset Assurance
XLCA - Insured by XL Capital Assurance

Net Asset Value and Offering Price Per Share -
     Delaware Tax-Free USA Intermediate Fund

Net asset value Class A (A)                                               $11.47
Sales charge (2.75% of offering price) (B)                                  0.32
                                                                          ______

Offering price                                                            $11.79
                                                                          ______

(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Delaware National High-Yield Municipal Bond Fund

August 31, 2006

                                                  Principal            Market
                                                   Amount              Value
________________________________________________________________________________

Municipal Bonds - 97.95%
________________________________________________________________________________

Corporate Revenue Bonds - 13.06%
   ~ Brazos, Texas River Authority
          Pollution Control Revenue (TXU
          Energy Co. Project) Series B
          6.30% 7/1/32 (AMT)                      $1,000,000         $ 1,085,630
     Cloquet, Minnesota Pollution
          Control Revenue (Potlatch Corp.
          Project) 5.90% 10/1/26                     750,000             762,953
     De Soto Parish, Louisiana
          Environmental Improvement
          Revenue (International Paper Co.
          Project) Series A 6.35% 2/1/25
          (AMT)                                    1,650,000           1,769,509
   ~ Forsyth, Montana Pollution Control
          Revenue (Portland General
          Project) Series A 5.20% 5/1/33           1,000,000           1,027,890
     Gulf Coast, Texas Waste
          Disposal Authority Revenue
          (Valero Energy Corp. Project)
          6.65% 4/1/32 (AMT)                       1,000,000           1,079,870
     Mississippi Business Finance
          Corporation Pollution Control
          Revenue (System Energy
          Resources, Inc. Project)
          5.90% 5/1/22                               900,000             901,476
     Petersburg, Indiana Pollution
          Control Revenue (Indianapolis
          Power & Light Co. Project)
          6.375% 11/1/29 (AMT)                     1,000,000           1,079,930
     Phenix City, Alabama Industrial
          Development Board
          Environmental Improvement
          Revenue (Mead Westvaco Corp.
          Project) Series A 6.35% 5/15/35
          (AMT)                                      500,000             537,515
     Sugar Creek, Missouri Industrial
          Development Revenue (Lafarge
          North America Project) Series A
          5.65% 6/1/37 (AMT)                         500,000             520,465
     Sweetwater County, Wyoming Solid
          Waste Disposal Revenue (FMC
          Corp. Project) 5.60% 12/1/35
          (AMT)                                    1,000,000           1,052,850
     Toledo, Lucas County, Ohio Port
          Authority Development Revenue
          (Toledo Express Airport Project)
          Series C 6.375% 11/15/32                 1,000,000           1,089,879
                                                                     ___________

                                                                      10,907,967
                                                                     ___________

Education Revenue Bonds - 12.53%
     Berks County, Pennsylvania
          Municipal Authority College
          Revenue (Albright College
          Project) 5.375% 10/1/28                    700,000             729,911

     Chattanooga, Tennessee Health
          Educational & Housing Facilities
          Broad Revenue (CDFI Phase I,
          LLC Project) Subordinate Series B
          6.00% 10/1/35                            1,000,000           1,046,590
     Illinois Educational Facilities
          Authority Student Housing
          Revenue (Educational
          Advancement Fund - University
          Center Project) 6.25% 5/1/30             1,000,000           1,087,840
     Maine Finance Authority Education
          Revenue (Waynflete School
          Project) 6.40% 8/1/19                    1,000,000           1,058,860
     Massachusetts State Development
          Finance Agency Revenue
          (Massachusetts College of
          Pharmacy Project) Series C
          5.75% 7/1/33                             1,000,000           1,064,700
     Massachusetts State Health &
          Educational Facilities Authority
          Revenue (Nichols College Project)
          Series C 6.125% 10/1/29                  1,000,000           1,054,340
     Milledgeville-Baldwin County,
          Georgia Development Authority
          Revenue (Georgia College &
          State University Foundation
          Project) 6.00% 9/1/33                    1,000,000           1,093,100
     New Jersey State Educational
          Facilities Authority Revenue
          (Fairleigh Dickinson Project)
          Series C 5.50% 7/1/23                      750,000             800,790
     New Mexico Educational Assistance
          Foundation Student Loan
          Revenue 1st Subordinate
          Series A-2 6.65% 11/1/25 (AMT)             985,000             989,127
     Scranton-Lackawanna, Pennsylvania
          Health & Welfare Authority First
          Mortgage Revenue (Lackawanna
          Junior College Project)
          5.75% 11/1/20                            1,510,000           1,538,917
                                                                     ___________

                                                                      10,464,175
                                                                     ___________

Health Care Revenue Bonds - 38.51%
     Apple Valley, Minnesota Economic
          Development Authority Health
          Care Revenue Series A
          (Augustana Home St. Paul
          Project) 6.00% 1/1/40                    1,000,000           1,015,680
          (Evercare Senior Living Project)
          6.125% 6/1/35                            1,000,000           1,006,860
     Bexar County, Texas Health Facilities
          Development Corporation
          Revenue (Army Retirement
          Residence Project) 6.30% 7/1/32          1,000,000           1,076,640


                                                              (continues)     31

Statements of net assets


Delaware National High-Yield Municipal Bond Fund


                                                  Principal            Market
                                                   Amount              Value
________________________________________________________________________________

Municipal Bonds (continued)
________________________________________________________________________________

Health Care Revenue Bonds (continued)
     Buhl, Minnesota Nursing Home
          Revenue (Forest Health Services
          Project) Series A 6.75% 8/1/33          $  600,000          $  585,786
     California Statewide Communities
          Development Authority
          Revenue (Kaiser Permenante)
          5.25% 3/1/45                             1,000,000           1,045,260
     Cleveland-Cuyahoga County, Ohio
          Port Authority Revenue Senior
          Housing (St.Clarence - Geac)
          Series A 6.25% 5/1/38                    1,000,000           1,017,230
     Coffee County, Georgia Hospital
          Authority Revenue (Coffee
          Regional Medical Center Project)
          5.00% 12/1/26                              500,000             508,585
     Colorado Health Facilities Authority
          Revenue (Evangelical Lutheran)
          5.00% 6/1/35                             1,000,000           1,018,320
          Series A 5.25% 6/1/34                      750,000             778,110
     East Rochester, New York Housing
          Authority Revenue Refunding
          (Senior Living - Woodland Village
          Project) 5.50% 8/1/33                      500,000             507,180
     Gainesville & Hall County, Georgia
          Development Authority Revenue
          Senior Living Facilities (Lanier
          Village Estates Project) Series C
          7.25% 11/15/29                           1,000,000           1,093,770
     Illinois Financial Authority Revenue
          Series A
          (Clarke Oaks Project)
          6.00% 11/15/39                           1,000,000           1,024,120
          (Luther Oaks Project)
          6.00% 8/15/26                            1,700,000           1,773,712
     Illinois Health Facilities Authority
          Revenue
          (Elmhurst Memorial Healthcare
          Project) 5.625% 1/1/28                   1,000,000           1,062,750
          (Midwest Physician
          Group Limited Project)
          5.50% 11/15/19                              35,000              35,263
     Knox County, Tennessee Health
          Educational & Housing Facilities
          Board Hospital Revenue (East
          Tennessee Hospital Project)
          Series B 5.75% 7/1/33                    1,300,000           1,380,067
     Lebanon County, Pennsylvania
          Health Facilities Authority
          Center Revenue (Pleasant
          View Retirement) Series A
          5.30% 12/15/26                           1,000,000           1,015,400
     Louisiana Public Facilities Authority
          Revenue (Ochsner Clinic
          Foundation Project) Series B
          5.50% 5/15/32                            1,000,000           1,045,770
     Madison County, Idaho Hospital
          Revenue Certificates of
          Participation 5.25% 9/1/37               1,000,000           1,032,360
     Maryland State Health & Higher
          Education Facilities Authority
          Revenue Series A 5.40% 1/1/37            1,100,000           1,137,829
     Massachusetts State Health &
          Educational Facilities Authority
          Revenue (Jordan Hospital Project)
          Series E 6.75% 10/1/33                   1,000,000           1,097,940
     Montgomery County, Pennsylvania
          Higher Education & Health
          Authority Revenue (Catholic
          Health East) Series C
          5.375% 11/15/34                          1,000,000           1,057,020
     North Carolina Medical Care
          Commission Health Care
          Facilities Revenue
          (First Mortgage-Presbyterian
          Homes) 5.60% 10/1/36                     1,000,000           1,038,990
          (Pennybryn at Mayfield Project)
          Series A 6.125% 10/1/35                  2,000,000           2,076,019
     Philadelphia, Pennsylvania Hospitals
          & Higher Education Facilities
          Authority Revenue (The
          Philadelphia Protestant Home
          Project) Series A 6.50% 7/1/27           1,100,000           1,106,864
     Richland County, Ohio Hospital
          Facilities Revenue (Medcentral
          Health System Project) Series B
          6.375% 11/15/30                            500,000             541,760
     Rochester, Minnesota Multifamily
          Housing Revenue (Wedum
          Shorewood Campus Project)
          6.60% 6/1/36                               985,000           1,016,904
     Shelby County, Tennessee Health
          Educational & Housing Facilities
          Board Revenue (Trezvan Manor
          Project) Series A 5.75% 9/1/37             700,000             704,018
     St. Joseph County, Indiana Industrial
          Economic Development Revenue
          (Madison Center Project)
          5.50% 2/15/21                            1,150,000           1,168,803
     St. Paul, Minnesota Housing &
          Redevelopment Authority
          Hospital Revenue (Health East
          Project) 6.00% 11/15/35                  1,000,000           1,098,980

                                                  Principal            Market
                                                   Amount              Value
________________________________________________________________________________

Municipal Bonds (continued)
________________________________________________________________________________

Health Care Revenue Bonds (continued)
     Winchester, Virginia Industrial
          Development Authority
          Residential Care Facility Revenue
          (Westminster-Canterbury Project)
          Series A 5.30% 1/1/35                   $1,000,000         $ 1,015,400
     Yavapai County, Arizona Industrial
          Development Authority Hospital
          Revenue (Yavapai Medical Center
          Project) Series A 6.00% 8/1/33           1,000,000           1,077,490
                                                                     ___________

                                                                      32,160,880
                                                                     ___________

Lease Revenue Bonds - 3.15%
     Dauphin County, Pennsylvania
          General Authority Revenue
          (Riverfront Office & Parking
          Project) Series A 5.75% 1/1/10           1,875,000           1,872,581
     Missouri State Development Finance
          Board Infrastructure Facilities
          Revenue (Branson Landing
          Project) Series A 5.50% 12/1/24            720,000             761,069
                                                                     ___________

                                                                       2,633,650
                                                                     ___________

Local General Obligation Bonds - 8.80%
     Chicago, Illinois Tax Increment
          Allocation (Chatham Ridge
          Redevelopment Project)
          5.95% 12/15/12                             750,000             791,078
     Henderson, Nevada Local
          Import Distributions #T-18
          5.30% 9/1/35                             1,000,000           1,012,620
     Lammersville, California School
          District Community Facilities
          District #2002 (Mountain House)
          5.125% 9/1/35                              375,000             379,095
     Lowry, Colorado Economic
          Redevelopment Authority
          Revenue Series A 7.30% 12/1/10             390,000             400,842
     Modesto, California Special Tax
          Community Facilities District
          #04-1 Village 2 5.15% 9/1/36             1,000,000           1,008,950
     Richmond Heights, Missouri Tax
          Increment & Transaction Sales
          Tax Revenue Refunding &
          Improvement (Francis Place
          Redevelopment Project)
          5.625% 11/1/25                           1,200,000           1,213,800
     St. Joseph, Missouri Industrial
          Development Authority Tax
          Increment Revenue (Shoppes at
          North Village Project) Series A
          5.375% 11/1/24                             500,000             507,680
          5.50% 11/1/27                            1,000,000           1,008,470
     Winter Garden Village at
          Fowler Groves Community
          Development District, Florida
          Special Assessment Revenue
          5.65% 5/1/37                             1,000,000           1,027,270
                                                                     ___________

                                                                       7,349,805
                                                                     ___________

$ Pre-Refunded Bonds - 10.68%
     Golden State, California Tobacco
          Securitization Corporation
          Settlement Revenue Series B
          5.50% 6/1/43-13                          1,500,000           1,658,460
     Maryland State Economic
          Development Corporation,
          Student Housing Revenue
          (University of Maryland College
          Park Project) 5.625% 6/1/35-13           1,000,000           1,106,940
     Minnesota State Higher Education
          Facilities Authority Revenue
          (College of Art & Design Project)
          Series 5-D 6.75% 5/1/26-10                 500,000             536,635
     Mississippi Development Bank
          Special Obligation (Madison
          County Hospital Project)
          6.40% 7/1/29-09                          1,585,000           1,730,503
     Montgomery County, Pennsylvania
          Higher Education & Health
          Authority Revenue (Foulkeways
          at Gwynedd Project)
          6.75% 11/15/30-09                        1,000,000           1,103,250
     Richland County, Ohio Hospital
          Revenue (Medcentral
          Health System) Series B
          6.375% 11/15/30-10                       1,000,000           1,112,630
     Savannah, Georgia Economic
          Development Authority Revenue
          (College of Art & Design Project)
          6.50% 10/1/13-09                         1,000,000           1,097,320
     Volusia County, Florida Industrial
          Development Authority First
          Mortgage Revenue (Bishops
          Glen Retirement Health Facilities
          Project) 7.50% 11/1/16-06                  555,000             569,358
                                                                     ___________

                                                                       8,915,096
                                                                     ___________

Special Tax Bonds - 7.02%
     Baltimore, Maryland Convention
          Center Hotel Revenue
          Subordinated Series B
          5.875% 9/1/39                            1,000,000           1,055,230
     Chicago, Illinois Tax Increment
          Subordinate (Central Loop
          Redevelopment Project)
          Series A 6.50% 12/1/08                   1,000,000           1,046,070
     Las Vegas, Nevada Local
          Improvement Special District
          #808 (Summerlin Area Project)
          6.75% 6/1/21                               985,000           1,020,499
     Middlesex County, New Jersey
          Improvement Authority Senior
          Revenue (Heldrich Center Hotel/
          Conference Project) Series A
          5.00% 1/1/32                               500,000             497,475
          5.125% 1/1/37                              870,000             874,333


                                                              (continues)     33

Statements of net assets


Delaware National High-Yield Municipal Bond Fund


                                                  Principal            Market
                                                   Amount              Value
_______________________________________________________________________________

Municipal Bonds (continued)
_______________________________________________________________________________

Special Tax Bonds (continued)
     New Jersey Economic Development
          Authority (Cigarette Tax)
          5.75% 6/15/34                           $1,000,000        $ 1,065,460
     Prescott Valley, Arizona
          Improvement District Special
          Assessment (Sewer Collection
          System Roadway Repair Project)
          7.90% 1/1/12                               290,000            299,005
                                                                    ___________

                                                                      5,858,072
                                                                    ___________

State General Obligation Bonds - 0.95%
     Puerto Rico Commonwealth Series B
          5.25% 7/1/32                               750,000            794,558
                                                                    ___________

                                                                        794,558
                                                                    ___________

Transportation Revenue Bonds - 3.25%
     New York City, New York Industrial
          Development Agency Special
          Airport Facilities (Airis JFK I LLC
          Project) Series A 5.50% 7/1/28
          (AMT)                                      905,000            931,073
     Oklahoma City, Oklahoma Industrial
          & Cultural Facilities Subordinated
          (Air Cargo Obligated Group
          Project) 6.75% 1/1/23 (AMT)              1,160,000          1,243,334
     Onondaga County, New York
          Industrial Development
          Authority Revenue Subordinated
          (Air Cargo Project) 7.25% 1/1/32
          (AMT)                                      500,000            543,180
                                                                    ___________

                                                                      2,717,587
                                                                    ___________

          Total Municipal Bonds (cost $77,461,211)                   81,801,790
                                                                    ___________

_______________________________________________________________________________

~ Variable Rate Demand Notes - 0.72%
_______________________________________________________________________________

     Jefferson County, Alabama Series B
          3.55% 4/1/21                               500,000            500,000
     Moffat County, Colorado Pollution
          Control Revenue Tri State
          Generation and Transmission
          Company 3.44% 7/1/10
          (AMBAC)                                    100,000            100,000
                                                                    ___________

Total Variable Rate Demand Notes

     (cost $600,000)                                                    600,000
                                                                    ___________

Total Market Value of Securities - 98.67%

     (cost $78,061,211)                                              82,401,790

Receivables and Other Assets

     Net of Liabilities - 1.33%                                       1,112,482
                                                                    ___________


Net Assets Applicable to 8,085,615

     Shares Outstanding - 100.00%                                   $83,514,272
                                                                    ___________

Net Asset Value - Delaware National High-Yield
     Municipal Bond Fund Class A
     ($68,662,761 / 6,651,130 Shares)                                    $10.32
                                                                         ______

Net Asset Value - Delaware National High-Yield
     Municipal Bond Fund Class B
     ($9,519,558 / 919,996 Shares)                                       $10.35
                                                                         ______


Net Asset Value - Delaware National High-Yield
     Municipal Bond Fund Class C
     ($5,331,953 / 514,489 Shares)                                       $10.36
                                                                         ______

Components of Net Assets at August 31, 2006:

Shares of beneficial interest
     (unlimited authorization - no par)                             $85,915,775
Distributions in excess of net investment income                         (4,104)
Accumulated net realized loss on investments                         (6,737,978)
Net unrealized appreciation of investments                            4,340,579
                                                                    ___________

Total net assets                                                    $83,514,272
                                                                    ___________


$ Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S.
  Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in "Notes to Financial Statements."

~ Variable rate security. The interest rate shown is the rate as of August 31, 2006.

Summary of Abbreviations:

AMT - Subject to Alternative Minimum Tax
AMBAC - Insured by the AMBAC Assurance Corporation
CDFI - Community Development Financial Institutions

Net Asset Value and Offering Price Per Share -
     Delaware National High-Yield Municipal Bond Fund

Net asset value Class A (A)                                              $10.32
Sales charge (4.50% of Offering Price) (B)                                 0.49
                                                                         ______

Offering price                                                           $10.81
                                                                         ______



(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements of operations


Year Ended August 31, 2006


                                                                                                                          Delaware
                                                                                                         Delaware         National
                                                                                        Delaware       Tax-Free USA      High-Yield
                                                                                        Tax-Free       Intermediate       Municipal
                                                                                        USA Fund           Fund           Bond Fund
Investment Income:

     Interest                                                                          $25,934,658      $ 7,979,299      $4,652,296
                                                                                       ___________      ___________      ___________

Expenses:

     Management fees                                                                     2,935,497          925,399         460,384
     Distribution expenses - Class A                                                     1,423,472          463,916         167,257
     Distribution expenses - Class B                                                       152,276           25,637         113,851
     Distribution expenses - Class C                                                        76,997          268,400          53,942
     Dividend disbursing and transfer agent fees and expenses                              332,516          258,098          60,522
     Accounting and administration expenses                                                212,466           73,855          33,482
     Legal and professional fees                                                           129,613           42,170          26,406
     Registration fees                                                                     126,988           67,024          34,287
     Reports and statements to shareholders                                                 89,314           24,777          14,317
     Trustees - fees                                                                        30,750            9,558           4,758
     Insurance fees                                                                         20,447            7,783           2,271
     Custodian fees                                                                         11,121            3,628           4,501
     Pricing fees                                                                            4,424            4,694           2,331
     Taxes (other than taxes on income)                                                      2,992              542             209
     Other                                                                                  12,328            9,973           3,399
                                                                                       ___________      ___________      __________

                                                                                         5,561,201        2,185,454         981,917
     Less expenses absorbed or waived                                                     (518,570)        (314,570)        (98,270)
     Less waived distribution expenses - Class A                                          (230,163)        (231,958)              -
     Less expense paid indirectly                                                           (5,730)          (2,054)         (3,484)
                                                                                       ___________      ___________      __________

     Total operating expenses                                                            4,806,738        1,636,872         880,163
                                                                                       ___________      ___________      __________

Net Investment Income                                                                   21,127,920        6,342,427       3,772,133
                                                                                       ___________      ___________      __________

Net Realized and Unrealized Gain (Loss) on Investments:

     Net realized gain (loss) on investments                                             2,988,364         (265,888)       (833,966)
     Net change in unrealized appreciation/depreciation of investments                  (7,385,302)        (992,386)        363,826
                                                                                       ___________      ___________      __________


Net Realized and Unrealized Loss on Investments                                         (4,396,938)      (1,258,274)       (470,140)
                                                                                       ___________      ___________      __________


Net Increase in Net Assets Resulting from Operations                                   $16,730,982      $ 5,084,153      $3,301,993
                                                                                       ___________      ___________      __________

See accompanying notes


Statements of changes in net assets

                                                       Delaware Tax-Free           Delaware Tax-Free    Delaware National High-Yield
                                                           USA Fund              USA Intermediate Fund       Municipal Bond Fund
                                                          Year Ended                  Year Ended                 Year Ended
                                                     8/31/06       8/31/05      8/31/06       8/31/05       8/31/06       8/31/05

Increase (Decrease) in Net Assets
     from Operations:

     Net investment income                        $ 21,127,920  $ 20,913,234  $  6,342,427  $  4,020,053  $ 3,772,133   $ 3,803,398
     Net realized gain (loss) on investments         2,988,364     2,541,488      (265,888)      216,425     (833,966)      (20,934)
     Net change in unrealized appreciation/
          depreciation of investments               (7,385,302)    9,862,168      (992,386)    2,305,659      363,826     2,945,238
                                                  ____________  ____________  ____________  ____________  ___________   ___________

     Net increase in net assets resulting from
          operations                                16,730,982    33,316,890     5,084,153     6,542,137    3,301,993     6,727,702
                                                  ____________  ____________  ____________  ____________  ___________   ___________

Dividends and Distributions to
     Shareholders from:

     Net investment income:
          Class A                                  (20,605,670)  (20,004,240)   (5,539,037)   (3,353,356)  (3,117,557)   (3,012,354)
          Class B                                     (494,733)     (694,792)      (70,059)      (95,959)    (443,794)     (584,141)
          Class C                                     (249,348)     (214,202)     (733,331)     (570,738)    (209,884)     (212,515)
                                                  ____________  ____________  ____________  ____________  ___________    __________

                                                   (21,349,751)  (20,913,234)   (6,342,427)   (4,020,053)  (3,771,235)   (3,809,010)
                                                  ____________  ____________  ____________  ____________  ___________    __________


Capital Share Transactions:

     Proceeds from shares sold:
          Class A                                  167,570,325    24,251,474   119,156,024    60,268,006   11,000,812    11,865,636
          Class B                                    1,380,980       705,667       597,273       329,988      780,564       533,475
          Class C                                    3,261,988     1,035,529     7,130,929     8,118,530    1,576,137     1,761,862

     Net asset value of shares issued upon
          reinvestment of dividends and distributions:
          Class A                                   10,377,867    10,723,495     3,941,206     2,392,786    1,923,145     1,690,051
          Class B                                      300,459       392,819        54,532        68,135      206,858       270,527
          Class C                                      186,252       170,783       416,628       276,166      131,125       137,144

     Net assets from reorganization (1):
          Class A                                  116,026,119             -             -             -            -             -
          Class B                                   11,168,095             -             -             -            -             -
          Class C                                    8,018,844             -             -             -            -             -
                                                  ____________  ____________  ____________  ____________  ___________    __________

                                                   318,290,929    37,279,767   131,296,592    71,453,611   15,618,641    16,258,695
                                                  ____________  ____________  ____________  ____________  ___________    __________

     Cost of shares repurchased:
          Class A                                  (86,626,741)  (48,950,197)  (37,921,560)  (21,868,344) (10,375,066)   (6,019,664)
          Class B                                   (7,029,177)   (7,473,113)   (1,404,656)   (1,002,815)  (4,410,676)   (2,802,575)
          Class C                                   (2,356,085)   (1,180,661)   (4,371,376)   (2,895,030)  (1,580,167)   (1,654,712)
                                                  ____________  ____________  ____________  ____________  ___________    __________

                                                   (96,012,003)  (57,603,971)  (43,697,592)  (25,766,189) (16,365,909)  (10,476,951)
                                                  ____________  ____________  ____________  ____________  ___________    __________

Increase (decrease) in net assets derived
     from capital share transactions               222,278,926   (20,324,204)   87,599,000    45,687,422     (747,268)   5,781,744
                                                  ____________  ____________  ____________  ____________  ___________    __________

Net Increase (Decrease) in Net Assets              217,660,157    (7,920,548)   86,340,726    48,209,506   (1,216,510)    8,700,436

Net Assets:

     Beginning of year                             476,451,707   484,372,255   148,601,344   100,391,838   84,730,782    76,030,346
                                                  ____________  ____________  ____________  ____________  ___________    __________

     End of year                                  $694,111,864  $476,451,707  $234,942,070  $148,601,344  $83,514,272   $84,730,782
                                                  ____________  ____________  ____________  ____________  ___________   ___________

     Distributions in excess of net investment    $    (12,071) $    (12,071) $          -  $          -  $    (4,104)  $    (4,104)
     income                                       ____________  ____________  ____________  ____________  ___________   ___________



(1) See Note 6 in "Notes to Financial Statements."

See accompanying notes


Financial highlights


Delaware Tax-Free USA Fund Class A


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                      8/31/06       8/31/05      8/31/04      8/31/03      8/31/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $11.760       $11.460      $11.170      $11.280      $11.320

Income (loss) from investment operations:

Net investment income                                                   0.458         0.512        0.538        0.537        0.566
Net realized and unrealized gain (loss) on investments                 (0.186)        0.300        0.290       (0.110)      (0.040)
                                                                      _______       _______      _______      _______      _______

Total from investment operations                                        0.272         0.812        0.828        0.427        0.526
                                                                      _______       _______      _______      _______      _______

Less dividends and distributions from:

Net investment income                                                  (0.462)       (0.512)      (0.538)      (0.537)      (0.566)
                                                                      _______       _______      _______      _______      _______

Total dividends and distributions                                      (0.462)       (0.512)      (0.538)      (0.537)      (0.566)
                                                                      _______       _______      _______      _______      _______


Net asset value, end of period                                        $11.570       $11.760      $11.460      $11.170      $11.280
                                                                      _______       _______      _______      _______      _______

Total return (1)                                                        2.42%         7.23%        7.54%        3.84%        4.85%


Ratios and supplemental data:

Net assets, end of period (000 omitted)                              $656,813      $453,982     $456,192     $460,917     $495,731
Ratio of expenses to average net assets                                 0.86%         0.86%        0.87%        0.87%        0.87%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           1.00%         0.98%        0.93%        0.97%        0.98%
Ratio of net investment income to average net assets                    3.97%         4.43%        4.72%        4.74%        5.08%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           3.83%         4.31%        4.66%        4.64%        4.97%
Portfolio turnover                                                        41%           47%          32%          96%          99%
___________________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitations not been in effect.

See accompanying notes



                                                              (continues)     37

Financial highlights


Delaware Tax-Free USA Fund Class B


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                      8/31/06       8/31/05      8/31/04      8/31/03      8/31/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $11.760       $11.460      $11.170      $11.280      $11.320

Income (loss) from investment operations:

Net investment income                                                   0.370         0.423        0.449        0.449        0.479
Net realized and unrealized gain (loss) on investments                 (0.186)        0.300        0.290       (0.110)      (0.040)
                                                                      _______       _______      _______      _______      _______

Total from investment operations                                        0.184         0.723        0.739        0.339        0.439
                                                                      _______       _______      _______      _______      _______

Less dividends and distributions from:

Net investment income                                                  (0.374)       (0.423)      (0.449)      (0.449)      (0.479)
                                                                      _______       _______      _______      _______      _______

Total dividends and distributions                                      (0.374)       (0.423)      (0.449)      (0.449)      (0.479)
                                                                      _______       _______      _______      _______      _______


Net asset value, end of period                                        $11.570       $11.760      $11.460      $11.170      $11.280
                                                                      _______       _______      _______      _______      _______

Total return (1)                                                        1.63%         6.42%        6.71%        3.03%        4.04%


Ratios and supplemental data:

Net assets, end of period (000 omitted)                               $22,189       $16,507      $22,396      $31,052      $37,448
Ratio of expenses to average net assets                                 1.63%         1.63%        1.65%        1.65%        1.65%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           1.73%         1.71%        1.71%        1.75%        1.76%
Ratio of net investment income to average net assets                    3.20%         3.66%        3.94%        3.96%        4.30%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           3.10%         3.58%        3.88%        3.86%        4.19%
Portfolio turnover                                                        41%           47%          32%          96%          99%
___________________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes


Delaware Tax-Free USA Fund Class C


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                      8/31/06       8/31/05      8/31/04      8/31/03      8/31/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $11.760       $11.460      $11.170      $11.280      $11.320

Income (loss) from investment operations:

Net investment income                                                   0.370         0.423        0.449        0.449        0.479
Net realized and unrealized gain (loss) on investments                 (0.186)        0.300        0.290       (0.110)      (0.040)
                                                                      _______       _______      _______      _______      _______

Total from investment operations                                        0.184         0.723        0.739        0.339        0.439
                                                                      _______       _______      _______      _______      _______

Less dividends and distributions from:

Net investment income                                                  (0.374)       (0.423)      (0.449)      (0.449)      (0.479)
                                                                      _______       _______      _______      _______      _______

Total dividends and distributions                                      (0.374)       (0.423)      (0.449)      (0.449)      (0.479)
                                                                      _______       _______      _______      _______      _______


Net asset value, end of period                                        $11.570       $11.760      $11.460      $11.170      $11.280
                                                                      _______       _______      _______      _______      _______

Total return (1)                                                        1.63%         6.42%        6.71%        3.03%        4.04%


Ratios and supplemental data:

Net assets, end of period (000 omitted)                               $15,110       $ 5,963       $5,784       $5,508       $5,979
Ratio of expenses to average net assets                                 1.63%         1.63%        1.65%        1.65%        1.65%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           1.73%         1.71%        1.71%        1.75%        1.76%
Ratio of net investment income to average net assets                    3.20%         3.66%        3.94%        3.96%        4.30%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           3.10%         3.58%        3.88%        3.86%        4.19%
Portfolio turnover                                                        41%           47%          32%          96%          99%
___________________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes



                                                              (continues)     39

Financial highlights


Delaware Tax-Free USA Intermediate Fund Class A


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                      8/31/06       8/31/05      8/31/04      8/31/03      8/31/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $11.610       $11.390      $11.010      $11.020      $10.890

Income (loss) from investment operations:

Net investment income                                                   0.408         0.410        0.419        0.435        0.462
Net realized and unrealized gain (loss) on investments                 (0.140)        0.220        0.380       (0.010)       0.130
                                                                      _______       _______      _______      _______      _______

Total from investment operations                                        0.268         0.630        0.799        0.425        0.592
                                                                      _______       _______      _______      _______      _______

Less dividends and distributions from:

Net investment income                                                  (0.408)       (0.410)      (0.419)      (0.435)      (0.462)
                                                                      _______       _______      _______      _______      _______

Total dividends and distributions                                      (0.408)       (0.410)      (0.419)      (0.435)      (0.462)
                                                                      _______       _______      _______      _______      _______


Net asset value, end of period                                        $11.470       $11.610      $11.390      $11.010      $11.020
                                                                      _______       _______      _______      _______      _______


Total return (1)                                                        2.38%         5.63%        7.36%        3.89%        5.63%


Ratios and supplemental data:

Net assets, end of period (000 omitted)                              $204,525      $120,273      $77,448      $51,479      $26,075
Ratio of expenses to average net assets                                 0.75%         0.79%        0.80% (2)    0.80%        0.80%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           1.07%         1.11%        1.09%        1.15%        0.94%
Ratio of net investment income to average net assets                    3.56%         3.55%        3.70%        3.85%        4.28%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           3.24%         3.23%        3.41%        3.50%        4.14%
Portfolio turnover                                                        37%           18%          27%         130%         195%
___________________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor. Performance would have been lower had the expense limitations not been in effect.


(2) Ratio for the year ended August 31, 2004, including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.82%.

See accompanying notes


Delaware Tax-Free USA Intermediate Fund Class B


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                      8/31/06       8/31/05      8/31/04      8/31/03      8/31/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $11.610       $11.380      $11.010      $11.020      $10.890

Income (loss) from investment operations:

Net investment income                                                   0.311         0.313        0.323        0.340        0.371
Net realized and unrealized gain (loss) on investments                 (0.150)        0.230        0.370       (0.010)       0.130
                                                                      _______       _______      _______      _______      _______

Total from investment operations                                        0.161         0.543        0.693        0.330        0.501
                                                                      _______       _______      _______      _______      _______

Less dividends and distributions from:

Net investment income                                                  (0.311)       (0.313)      (0.323)      (0.340)      (0.371)
                                                                      _______       _______      _______      _______      _______

Total dividends and distributions                                      (0.311)       (0.313)      (0.323)      (0.340)      (0.371)
                                                                      _______       _______      _______      _______      _______


Net asset value, end of period                                        $11.460       $11.610      $11.380      $11.010      $11.020
                                                                      _______       _______      _______      _______      _______


Total return (1)                                                        1.43%         4.83%        6.36%        3.02%        4.74%


Ratios and supplemental data:

Net assets, end of period (000 omitted)                                $2,413        $3,203       $3,743       $4,538       $3,384
Ratio of expenses to average net assets                                 1.60%         1.64%        1.65% (2)    1.65%        1.65%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           1.77%         1.81%        1.79%        1.87%        1.79%
Ratio of net investment income to average net assets                    2.71%         2.70%        2.85%        3.00%        3.43%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           2.54%         2.53%        2.71%        2.78%        3.29%
Portfolio turnover                                                        37%           18%          27%         130%         195%
___________________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitations not been in effect.

(2) Ratio for the year ended August 31, 2004, including fees paid indirectly in accordance with Securities and Exchange Commission rules was 1.67%.

See accompanying notes



                                                              (continues)     41

Financial highlights


Delaware Tax-Free USA Intermediate Fund Class C


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                      8/31/06       8/31/05      8/31/04      8/31/03      8/31/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $11.610       $11.390      $11.010      $11.020      $10.890

Income (loss) from investment operations:

Net investment income                                                   0.311         0.313        0.323        0.340        0.371
Net realized and unrealized gain (loss) on investments                 (0.140)        0.220        0.380       (0.010)       0.130
                                                                      _______       _______      _______      _______      _______

Total from investment operations                                        0.171         0.533        0.703        0.330        0.501
                                                                      _______       _______      _______      _______      _______

Less dividends and distributions from:

Net investment income                                                  (0.311)       (0.313)      (0.323)      (0.340)      (0.371)
                                                                      _______       _______      _______      _______      _______

Total dividends and distributions                                      (0.311)       (0.313)      (0.323)      (0.340)      (0.371)
                                                                      _______       _______      _______      _______      _______


Net asset value, end of period                                        $11.470       $11.610      $11.390      $11.010      $11.020
                                                                      _______       _______      _______      _______      _______


Total return (1)                                                        1.52%         4.74%        6.45%        3.02%        4.74%


Ratios and supplemental data:

Net assets, end of period (000 omitted)                               $28,004       $25,125      $19,201      $10,542       $7,291
Ratio of expenses to average net assets                                 1.60%         1.64%        1.65% (2)    1.65%        1.65%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           1.77%         1.81%        1.79%        1.87%        1.79%
Ratio of net investment income to average net assets                    2.71%         2.70%        2.85%        3.00%        3.43%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           2.54%         2.53%        2.71%        2.78%        3.29%
Portfolio turnover                                                        37%           18%          27%         130%         195%
___________________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(2) Ratio for the year ended August 31, 2004, including fees paid indirectly in accordance with Securities and Exchange Commission rules was 1.67%.

See accompanying notes


Delaware National High-Yield Municipal Bond Fund Class A


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                      8/31/06       8/31/05      8/31/04      8/31/03      8/31/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $10.380       $10.010       $9.730       $9.950      $10.240

Income (loss) from investment operations:

Net investment income                                                   0.477         0.503        0.496        0.522        0.542
Net realized and unrealized gain (loss) on investments                 (0.060)        0.371        0.280       (0.219)      (0.290)
                                                                      _______       _______      _______      _______      _______

Total from investment operations                                        0.417         0.874        0.776        0.303        0.252
                                                                      _______       _______      _______      _______      _______

Less dividends and distributions from:

Net investment income                                                  (0.477)       (0.504)      (0.496)      (0.523)      (0.542)
                                                                      _______       _______      _______      _______      _______

Total dividends and distributions                                      (0.477)       (0.504)      (0.496)      (0.523)      (0.542)
                                                                      _______       _______      _______      _______      _______


Net asset value, end of period                                        $10.320       $10.380      $10.010       $9.730       $9.950
                                                                      _______       _______      _______      _______      _______


Total return (1)                                                        4.15%         8.93%        8.13%        3.13%        2.59%


Ratios and supplemental data:

Net assets, end of period (000 omitted)                               $68,663       $66,451      $56,698      $59,829      $64,259
Ratio of expenses to average net assets                                 0.90%         0.93%        1.00%        0.99%        0.96%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           1.02%         1.01%        1.02%        1.05%        1.04%
Ratio of net investment income to average net assets                    4.66%         4.92%        5.00%        5.30%        5.42%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           4.54%         4.84%        4.98%        5.24%        5.34%
Portfolio turnover                                                        73%           36%          46%          64%          53%
___________________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes



                                                              (continues)     43

Financial highlights


Delaware National High-Yield Municipal Bond Fund Class B


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                      8/31/06       8/31/05      8/31/04      8/31/03      8/31/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $10.400       $10.030       $9.760       $9.980      $10.260

Income (loss) from investment operations:

Net investment income                                                   0.400         0.426        0.421        0.448        0.467
Net realized and unrealized gain (loss) on investments                 (0.050)        0.371        0.270       (0.219)      (0.281)
                                                                      _______       _______      _______      _______      _______

Total from investment operations                                        0.350         0.797        0.691        0.229        0.186
                                                                      _______       _______      _______      _______      _______

Less dividends and distributions from:

Net investment income                                                  (0.400)       (0.427)      (0.421)      (0.449)      (0.466)
                                                                      _______       _______      _______      _______      _______

Total dividends and distributions                                      (0.400)       (0.427)      (0.421)      (0.449)      (0.466)
                                                                      _______       _______      _______      _______      _______


Net asset value, end of period                                        $10.350       $10.400      $10.030       $9.760       $9.980
                                                                      _______       _______      _______      _______      _______


Total return (1)                                                        3.47%         8.10%        7.20%        2.36%        1.91%


Ratios and supplemental data:

Net assets, end of period (000 omitted)                                $9,519       $13,046      $14,534      $16,499      $20,021
Ratio of expenses to average net assets                                 1.65%         1.68%        1.75%        1.74%        1.71%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           1.77%         1.76%        1.77%        1.80%        1.79%
Ratio of net investment income to average net assets                    3.91%         4.17%        4.25%        4.55%        4.67%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           3.79%         4.09%        4.23%        4.49%        4.59%
Portfolio turnover                                                        73%           36%          46%          64%          53%
___________________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes


Delaware National High-Yield Municipal Bond Fund Class C


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                      8/31/06       8/31/05      8/31/04      8/31/03      8/31/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $10.420       $10.040       $9.770       $9.990      $10.270

Income (loss) from investment operations:

Net investment income                                                   0.400         0.426        0.421        0.448        0.467
Net realized and unrealized gain (loss) on investments                 (0.060)        0.381        0.270       (0.219)      (0.281)
                                                                      _______       _______      _______      _______       ______

Total from investment operations                                        0.340         0.807        0.691        0.229        0.186
                                                                      _______       _______      _______      _______       ______


Less dividends and distributions from:

Net investment income                                                  (0.400)       (0.427)      (0.421)      (0.449)      (0.466)
                                                                      _______       _______      _______      _______       ______

Total dividends and distributions                                      (0.400)       (0.427)      (0.421)      (0.449)      (0.466)
                                                                      _______       _______      _______      _______      _______


Net asset value, end of period                                        $10.360       $10.420      $10.040       $9.770       $9.990
                                                                      _______       _______      _______      _______      _______


Total return (1)                                                        3.36%         8.19%        7.19%        2.35%        1.92%


Ratios and supplemental data:

Net assets, end of period (000 omitted)                                $5,332        $5,234       $4,798       $5,318       $6,405
Ratio of expenses to average net assets                                 1.65%         1.68%        1.75%        1.74%        1.71%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           1.77%         1.76%        1.77%        1.80%        1.79%
Ratio of net investment income to average net assets                    3.91%         4.17%        4.25%        4.55%        4.67%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           3.79%         4.09%        4.23%        4.49%        4.59%
Portfolio turnover                                                        73%           36%          46%          64%          53%
___________________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes


Notes to financial statements


Delaware National Tax-Free Funds

August 31, 2006


Delaware Group Tax-Free Fund is organized as a Delaware statutory trust and offers two series: Delaware Tax-Free USA Fund and Delaware Tax-Free USA Intermediate Fund. Voyageur Mutual Funds is organized as a Delaware statutory trust and offers five series: Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund and Delaware Tax-Free New York Fund. Delaware Group Tax-Free Fund and Voyageur Mutual Funds are individually referred to as a "Trust" and collectively as the "Trusts". These financial statements and the related notes pertain to Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund and Delaware National High-Yield Municipal Bond Fund (each referred to as a "Fund" or, collectively, as the "Funds"). The above Trusts are open-end investment companies. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended. The Funds offer Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.50% for Delaware Tax-Free USA Fund and Delaware National High-Yield Municipal Bond Fund, and up to 2.75% for Delaware Tax-Free USA Intermediate Fund. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge of up to 1% if redeemed during the first two years, provided that a financial advisor was paid commission on the purchase of those shares. Class B shares of the Delaware Tax-Free USA Fund and Delaware National High-Yield Municipal Bond Fund are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held and will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class B shares of Delaware Tax-Free USA Intermediate Fund are sold with a contingent deferred sales charge that declines from 2% to zero depending upon the time the shares are held and will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first twelve months.

The investment objective of Delaware Tax-Free USA Fund and Delaware Tax-Free USA Intermediate Fund is to seek as high a level of current interest income exempt from federal income tax as is available from municipal obligations as is consistent with prudent investment management and preservation of capital.

The investment objective of Delaware National High-Yield Municipal Bond Fund is to seek a high level of current income exempt from federal income tax primarily through investment in medium- and lower-grade municipal obligations.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes - Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Although the Fund's tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on each Fund's financial statements.

Class Accounting - Investment income and common expenses are allocated to the classes of the Funds on the basis of "settled shares" of each class in relation to the net assets of the Funds. Realized and unrealized gains (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Delaware
Investments(R) Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

The Funds receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under the above arrangement is included in custodian fees on the Statements of Operations with the corresponding expense offset shown as "expense paid indirectly."

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund's average daily net assets as follows:

                                                       Delaware Tax-Free      Delaware Tax-Free USA     Delaware National High-Yield
                                                           USA Fund             Intermediate Fund            Municipal Bond Fund
                                                       _________________      _____________________     ____________________________

On the first $500 million                                   0.550%                   0.500%                        0.550%
On the next $500 million                                    0.500%                   0.475%                        0.500%
On the next $1.5 billion                                    0.450%                   0.450%                        0.450%
In excess of $2.5 billion                                   0.425%                   0.425%                        0.425%


DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed specified percentages of average daily net assets through December 31, 2006 as shown below.

                                                       Delaware Tax-Free      Delaware Tax-Free USA     Delaware National High-Yield
                                                           USA Fund             Intermediate Fund            Municipal Bond Fund
                                                       _________________      _____________________     ____________________________

The operating expense limitation as a percentage
of average daily net assets (per annum)                      0.62%                    0.60%                        0.65%



Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. Each Fund pays DSC a monthly fee computed at the annual rate of 0.04% of such Fund's average daily net assets for accounting and administration services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, each Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares for Delaware Tax-Free USA Fund and Delaware Tax-Free USA Intermediate Fund, 0.25% of the average daily net assets of the Class A shares for the Delaware National High-Yield Municipal Bond Fund and 1.00% of the average daily net assets of the Class B and C shares for all Funds. The Board of Trustees has adopted a formula for calculating 12b-1 plan fees for Delaware Tax-Free USA Fund's Class A shares that went into effect on June 1, 1992. The total 12b-1 fees to be paid by Class A shareholders of each Fund will be the sum of 0.10% of the average daily net assets representing shares that were acquired prior to June 1, 1992 and 0.30%, waived to 0.25%, of the average daily net assets representing shares that were acquired on or after June 1, 1992. The contractual 12b-1 fee waiver of 0.25% of average daily net assets is applied to the shares of each Fund that were acquired on or after June 1, 1992 in calculating the applicable 12b-1 fee rate. All Class A shareholders will bear 12b-1 fees at the same rate, the blended rate based upon the allocation of the rates described above. DDLP has contracted to waive distribution and service fees through December 31, 2006 in order to prevent distribution and service fees of Class A from exceeding 0.25% of the average daily net assets for the Delaware Tax-Free USA Fund and 0.15% of the average daily net assets for the Delaware Tax-Free USA Intermediate Fund.

At August 31, 2006, the Funds had liabilities payable to affiliates as follows:

                                                       Delaware Tax-Free      Delaware Tax-Free USA     Delaware National High-Yield
                                                           USA Fund             Intermediate Fund            Municipal Bond Fund
                                                       _________________      _____________________     ____________________________

Investment management fees payable to DMC                  $219,210                  $48,142                      $28,691
Dividend disbursing, transfer agent, accounting and
     administration fees and other expenses payable to DSC   60,217                   32,597                        8,086
Distribution fees payable to DDLP                           164,739                   51,405                       27,236
Other expenses payable to DMC and affiliates*                73,686                   14,607                       14,556


* DMC, as part of its administrative services, pays operating expenses on behalf of each Fund and is reimbursed on a periodic basis.
  Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees' fees.



                                                              (continues)     47

Notes to financial statements


Delaware National Tax-Free Funds


2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

As provided in the investment management agreement, each Fund bears the cost of certain legal services, including internal legal services provided to each Fund by DMC employees. For the year ended August 31, 2006, each Fund was charged for internal legal services provided by DMC as follows:

                                                       Delaware Tax-Free      Delaware Tax-Free USA     Delaware National High-Yield
                                                           USA Fund             Intermediate Fund            Municipal Bond Fund
                                                       _________________      _____________________     ____________________________

                                                            $62,608                  $12,955                      $7,483



For the year ended August 31, 2006, DDLP earned commissions on sales of Class A shares for each Fund as follows:


                                                       Delaware Tax-Free      Delaware Tax-Free USA     Delaware National High-Yield
                                                           USA Fund             Intermediate Fund            Municipal Bond Fund
                                                       _________________      _____________________     ____________________________

                                                            $26,422                  $21,969                      $14,913

For the year ended August 31, 2006, DDLP received gross contingent deferred sales charge commissions on redemption of each Fund's Class A, Class B and Class C shares, respectively. These commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares. The amounts received were as follows:

                                                       Delaware Tax-Free      Delaware Tax-Free USA     Delaware National High-Yield
                                                           USA Fund             Intermediate Fund            Municipal Bond Fund
                                                       _________________      _____________________     ____________________________

Class A                                                     $   155                  $   16                       $   83
Class B                                                      17,217                   2,061                        9,040
Class C                                                       2,419                   1,780                          670


Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trusts. These officers and trustees are paid no compensation by the Funds.

3. Investments

For the year ended August 31, 2006, the Funds made purchases and sales of investment securities other than short-term investments as follows:

                                                       Delaware Tax-Free      Delaware Tax-Free USA     Delaware National High-Yield
                                                           USA Fund             Intermediate Fund            Municipal Bond Fund
                                                       _________________      _____________________     ____________________________

Purchases                                                 $313,388,501             $152,765,679                 $60,588,447
Sales                                                      211,645,528               63,716,446                  61,687,355


At August 31, 2006, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                                       Delaware Tax-Free      Delaware Tax-Free USA     Delaware National High-Yield
                                                           USA Fund             Intermediate Fund            Municipal Bond Fund
                                                       _________________      _____________________     ____________________________

Cost of investments                                       $654,101,597             $225,232,073                 $78,101,111
                                                          ____________             ____________                 ____________

Aggregate unrealized appreciation                         $ 34,218,767             $  4,861,141                 $ 4,307,047

Aggregate unrealized depreciation                             (734,925)                (130,964)                     (6,368)
                                                          ____________             ____________                 ___________

Net unrealized appreciation                               $ 33,483,842             $  4,730,177                 $ 4,300,679
                                                          ____________             ____________                 ___________


4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended August 31, 2006 and 2005 was as follows:

                                                       Delaware Tax-Free      Delaware Tax-Free USA     Delaware National High-Yield
                                                           USA Fund             Intermediate Fund            Municipal Bond Fund
                                                       _________________      _____________________     ____________________________
Year Ended 8/31/06

Tax-exempt income                                         $21,338,078               $6,301,523                   $3,771,235
Ordinary income                                                11,673                40,904                               -
                                                          ___________               __________                   __________

Total                                                     $21,349,751               $6,342,427                   $3,771,235
                                                          ___________               __________                   __________


Year Ended 8/31/05

Tax-exempt income                                         $20,913,234               $4,020,053                   $3,809,010
                                                          ___________               __________                   __________

Total                                                     $20,913,234               $4,020,053                   $3,809,010
                                                          ___________               __________                   __________


As of August 31, 2006, the components of net assets on a tax basis were as follows:

                                                       Delaware Tax-Free      Delaware Tax-Free USA     Delaware National High-Yield
                                                           USA Fund             Intermediate Fund            Municipal Bond Fund
                                                       _________________      _____________________     ____________________________

Shares of beneficial interest                             $666,215,275             $230,838,203                 $85,915,775
Other temporary differences                                    (12,071)                       -                      (4,104)
Capital loss Carryforwards                                  (5,575,182)                (479,849)                 (5,783,530)
Post-October losses                                                  -                 (146,461)                   (914,548)
Unrealized appreciation of investments                      33,483,842                4,730,177                   4,300,679
                                                          ____________             ____________                 ____________

Net assets                                                $694,111,864             $234,942,070                 $83,514,272
                                                          ____________             ____________                 ____________


The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax treatment of market discount on debt instruments.

Post-October losses represent losses realized on investment transactions from November 1, 2005 through August 31, 2006 that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of market discount on certain debt instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended August 31, 2006, the Funds recorded the following reclassifications:

                                                       Delaware Tax-Free      Delaware National High-Yield
                                                           USA Fund                Municipal Bond Fund
                                                       _________________      ____________________________

Undistributed net investment loss                          $221,831                      $(898)
Accumulated net realized gain                              (221,831)                       898


For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryfowards remaining at August 31, 2006, will expire as follows:

                                                       Delaware Tax-Free      Delaware Tax-Free USA     Delaware National High-Yield
Year of Expiration                                         USA Fund             Intermediate Fund            Municipal Bond Fund
                                                       _________________      _____________________     ____________________________

2008                                                      $5,503,036                $ 63,767                    $  708,680
2009                                                          72,146                       -                     3,025,716
2010                                                               -                       -                        70,671
2011                                                               -                 290,864                       997,721
2012                                                               -                   5,791                       980,742
2014                                                               -                 119,427                             -
                                                          __________               _________                    __________

Total                                                     $5,575,182                $479,849                    $5,783,530
                                                          __________               _________                    __________


For the year ended August 31, 2006, the Funds utilized capital loss carryforwards as follows:

                             Delaware Tax-Free      Delaware National High-Yield
                                 USA Fund                Municipal Bond Fund
                             _________________      ____________________________

                                $2,773,512                   $44,021



                                                              (continues)     49

Notes to financial statements


Delaware National Tax-Free Funds


5. Capital Shares

Transactions in capital shares were as follows:

                                               Delaware Tax-Free              Delaware Tax-Free        Delaware National High-Yield
                                                  USA Fund                  USA Intermediate Fund           Municipal Bond Fund
                                            ________________________      _________________________    _____________________________

                                                    Year Ended                   Year Ended                       Year Ended
                                               8/31/06     8/31/05          8/31/06       8/31/05          8/31/06         8/31/05

Shares sold:
     Class A                                14,635,287      2,090,513      10,459,356      5,248,577       1,074,816      1,161,795
     Class B                                   120,294         60,705          52,384         28,724          76,007         52,179
     Class C                                   284,293         89,160         625,073        705,277         153,197        172,207

Shares issued upon reinvestment of
     dividends and distributions:
     Class A                                   902,479        923,604         345,526        208,201         187,771        165,542
     Class B                                    26,125         33,850           4,778          5,933          20,147         26,452
     Class C                                    16,222         14,713          36,520         24,033          12,756         13,388

Shares issued from reorganization*:
     Class A                                10,177,730              -               -              -               -              -
     Class B                                   980,518              -               -              -               -              -
     Class C                                   703,407              -               -              -               -              -
                                            __________      _________     ___________    ___________     ___________      _________

                                            27,846,355      3,212,545      11,523,637      6,220,745       1,524,694      1,591,563
                                            __________      _________     ___________    ___________     ___________      _________

Shares repurchased:
     Class A                                (7,565,290)    (4,224,229)     (3,329,875)    (1,903,878)     (1,013,868)      (590,900)
     Class B                                  (612,623)      (645,620)       (122,548)       (87,601)       (430,244)      (273,683)
     Class C                                  (205,552)      (101,597)       (382,978)      (252,321)       (153,906)      (160,929)
                                            __________      _________     ___________    ___________     ___________      _________

                                            (8,383,465)    (4,971,446)     (3,835,401)    (2,243,800)     (1,598,018)    (1,025,512)
                                            __________      _________     ___________    ___________     ___________      _________

Net increase (decrease) in net assets       19,462,890     (1,758,901)      7,688,236      3,976,945         (73,324)       566,051
                                            __________      _________     ___________    ___________     ___________      _________

*See note 6.


For the years ended August 31, 2006 and 2005, the following shares were converted from Class B to Class A shares. The respective amounts are included in Class B redemptions and Class A subscriptions in the tables above and the Statements of Changes in Net Assets.

                                                             Year Ended                                   Year Ended
                                                              8/31/06                                      8/31/05

                                                Class B       Class A                        Class B       Class A
                                                shares        shares          Value          shares        shares          Value
                                                _______       _______       __________       _______       _______       __________

Delaware Tax-Free USA Fund                      186,049       186,006       $2,141,376       365,813       365,721       $4,231,193
Delaware Tax-Free USA
     Intermediate Fund                           29,508        29,497          338,751        16,264        16,264          185,879
Delaware National High-Yield
     Municipal Bond Fund                        128,445       128,739        1,317,238        38,897        38,974          397,935


6. Fund Merger

Effective July 17, 2006, Delaware Tax-Free USA Fund (the "Acquiring Fund") acquired all of the assets and assumed all of the liabilities of Delaware Tax-Free Oregon Insured Fund, Delaware Tax-Free Missouri Insured Fund and Delaware Tax-Free USA Insured Fund (each an "Acquired Fund"), each an open-end investment company, in exchange for shares of the Acquiring Fund pursuant to Plans and Agreements of Reorganization (the "Reorganizations"). The shareholders of each Acquired Fund received shares of the respective class of the Acquiring Fund equal to the aggregate net asset value of their shares in the Acquired Fund prior to the Reorganizations.

The Reorganizations were treated as non-taxable events and, accordingly, Delaware Tax-Free USA Fund's basis in the securities acquired reflected the historical cost basis as of the date of transfer. The net assets, net unrealized appreciation and accumulated net realized gain (loss) of Delaware Tax Tax-Free Oregon Insured Fund, Delaware Tax-Free Missouri Insured Fund and Delaware Tax-Free USA Insured Fund as of the close of business on July 14, 2006, were as follows:

                                                                            Net Unrealized        Accumulated Net
                                                         Net Assets          Appreciation        Realized Gain/Loss
                                                        ____________      _________________      ___________________

Delaware Tax-Free Oregon Insured Fund                   $36,682,602          $1,088,561               $(62,898)*
Delaware Tax-Free Missouri Insured Fund                  44,904,356           1,111,591                  4,815
Delaware Tax-Free USA Insured Fund                       53,626,100           1,848,746                      -

*Includes prior year capital loss carryforwards


The net assets of Delaware Tax-Free USA Fund prior to the Reorganizations were $568,508,906. The combined net assets of Delaware Tax-Free USA Fund after the merger were $703,721,964.

7. Line of Credit

Each Fund, along with certain other funds in the Delaware Investments(R)
Family of Funds (the "Participants"), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of August 31, 2006 or at any time during the year then ended.

8. Credit and Market Risk

The Funds concentrate their investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

Delaware National High-Yield Municipal Bond Fund invests a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor's Ratings Group and/or Ba or lower by Moody's Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Funds may invest in inverse floating rate securities ("inverse floaters"), a type of derivative tax-exempt obligation with floating or variable interest rates that move in the opposite direction of short-term interest rates, usually at an accelerated speed. Consequently, the market values of inverse floaters will generally be more volatile than other tax-exempt investments. Such securities are identified on the Statements of Net Assets.

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a "current refunding". "Advance refunded bonds" are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

                                                              (continues)     51

Notes to financial statements


Delaware National Tax-Free Funds



8. Credit and Market Risk (continued)

Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become "defeased" when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract and are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody's, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

Each Fund may invest a portion of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. At August 31, 2006, there were no Rule 144A securities. Illiquid securities have been identified on the Statements of Net Assets.

9. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund's existing contracts and expects the risk of loss to be remote.

10. Tax Information (Unaudited)

The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended August 31, 2006, each Fund designates distributions paid during the year as follows:

                                                                           (A)             (B)
                                                                        Long Term        Ordinary          (C)
                                                                      Capital Gains       Income        Tax-Exempt         Total
                                                                      Distributions    Distributions   Distributions   Distributions
                                                                       (Tax Basis)      (Tax Basis)     (Tax Basis)     (Tax Basis)
                                                                      _____________    _____________   _____________   _____________

Delaware Tax-Free USA Fund                                                  -                -              100%            100%
Delaware Tax-Free USA intermediate Fund                                     -                1%              99%            100%
Delaware National High-Yield Municipal Bond Fund                            -                -              100%            100%
(A), (B) and (C) are based on a percentage of each Fund's
     total distributions.



Report of independent
registered public accounting firm


To the Shareholders and Board of Trustees
Delaware Group Tax-Free Fund
Voyageur Mutual Funds - Delaware National High-Yield
Municipal Bond Fund

We have audited the accompanying statements of net assets of Delaware Group Tax-Free Fund (comprised of Delaware Tax-Free USA Fund and Delaware Tax-Free USA Intermediate Fund) and Delaware National High-Yield Municipal Bond Fund (one of the series constituting Voyageur Mutual Funds) (the "Funds") as of August 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective series constituting the Delaware Group Tax-Free Fund and the Delaware National High-Yield Municipal Bond Fund of Voyageur Mutual Funds at August 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.



                                                           /s/ Ernst & Young LLP



Philadelphia, Pennsylvania
October 11, 2006

Other Fund information


Delaware National Tax-Free Funds



Proxy Results

The shareholders of Delaware Group Tax-Free Fund (a "Trust") voted on the following proposals (as applicable) at the special meeting of shareholders on June 26, 2006 or as adjourned. The description of each proposal and number of shares voted are as follows:

To approve a Plan of Reorganization by Delaware Group Tax-Free Fund, on behalf of Delaware Tax-Free Insured Fund and Delaware Tax-Free USA Fund, which provides for; (1) the acquisition by Delaware Tax-Free USA Fund (the "Acquiring Fund") of substantially all of the assets of Delaware Tax-Free Insured Fund (the "Acquired Fund"), in exchange for shares of the Acquiring Fund; (ii) the pro rata distribution of shares of the Acquiring Fund to the shareholders of such Acquired Fund; and (iii) the liquidation an dissolution of the Acquired Fund.


                                                           For                   Against                Abstain
                                                           ___                   _______                _______

Delaware Group Tax-Free Insured Fund                 $2,504,912.712            $97,017.190           $137,681.694


Board Consideration of Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate, and Delaware National High-Yield Municipal Bond Fund Agreements

At a meeting held on May 17-18, 2006 (the "Annual Meeting"), the Board of Trustees, including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreements for the Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund and Delaware National High-Yield Municipal Bond Fund (each a "Fund" and collectively the "Funds"). In making its decision, the Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the Annual Meeting. Information furnished and discussed throughout the year included reports detailing Fund performance, investment strategies, expenses, compliance matters and other services provided by Delaware Management Company ("DMC"), the investment advisor. Information furnished specifically in connection with the Annual Meeting included materials provided by DMC and its affiliates ("Delaware Investments") concerning, among other things, the level of services provided to the Funds, the costs of such services to the Funds, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, the Board considered independent historical and comparative reports prepared by Lipper Inc. ("Lipper"), an independent statistical compilation organization. The Board also considered industry comparative information presented by representatives from Lipper. The Lipper reports compared each Fund's investment performance and expenses with those of other comparable mutual funds. The Board also received certain supplemental information regarding management's policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit DMC's ability to fully invest in accordance with Fund policies.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel and representatives from Lipper. At the meeting with representatives from Lipper, Mr. Driscoll, then Chairman of the Delaware Investments(R) Family of Funds, and Chairman and
Chief Executive Officer of the investment advisor, was present to respond to questions by Lipper and the independent Trustees. While the Board considered the Investment Advisory Agreements for all of the funds in the Delaware Investments Family of Funds at the same Board meeting, information was provided and considered by the Board for each fund individually. In approving the continuance of the Investment Advisory Agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing advisory fee structure was fair and reasonable and that the continuance of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's deliberations and determination, including those relating to the selection of the investment advisor and the approval of the advisory fee.

Nature, Extent and Quality of Service. Consideration was given to the services provided by Delaware Investments to the Funds and their shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board meetings covering matters such as the relative performance of the Funds, compliance of portfolio managers with the investment policies, strategies and restrictions for the Funds, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments Family of Funds complex, the adherence to fair value pricing procedures as established by the Board and the accuracy of net asset value calculations. The Board noted that it was pleased with the current staffing of the Funds' investment advisor and management's efforts to strengthen and deepen portfolio management teams during the past year, the emphasis on research and the compensation system for advisory personnel. Favorable consideration was given to DMC's efforts to maintain, and in some instances increase, financial and human resources committed to fund matters. Other factors taken into account by the Board were Delaware Investments' preparedness for, and response to, legal and regulatory matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by Delaware Investments' affiliate, Delaware Service Company, Inc. ("DSC"), noting DSC's commitment to maintain a high level of service in keeping with its past receipt of the DALBAR Pyramid Award, and the continuing expenditures by Delaware Investments to improve the delivery of shareholder services. Additionally, the Board noted the extent of benefits provided to Fund shareholders for being part of the Delaware Investments Family of Funds, including the privilege to exchange investments between the same class of shares of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the privilege to combine holdings in other funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Other Fund information


Delaware National Tax-Free Funds


Board Consideration of Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate, and Delaware National High-Yield Municipal Bond Fund Agreements (continued)

Investment Performance. The Board considered the investment performance of DMC and the Funds. The Board was pleased with DMC's investment performance. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular weight was given to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for each Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the "Performance Universe"). A fund with the best performance is ranked first, and a fund with the poorest performance is ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25% - the second quartile; the next 25% - the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Funds was shown for the past one, three, five and 10 year periods, as applicable, ended January 31, 2006. The Board noted its objective that each Fund's performance for the periods considered be at or above the median of its Performance Universe. The following paragraphs summarize the performance results for each Fund and the Board's view of such performance.

Delaware Tax-Free USA Fund - The Performance Universe for the Fund consisted of the Fund and all retail and institutional general municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund's total return for the one and 10 year periods was in the second quartile of such Performance Universe. The report further showed that the Fund's total return for the three and five year periods was in the first quartile. The Board was satisfied with such performance.

Delaware Tax-Free USA Intermediate Fund - The Performance Universe for the Fund consisted of the Fund and all retail and institutional intermediate municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund's total return for the one, three, five and 10 year periods was in the first quartile of such Performance Universe. The Board was satisfied with such performance.

Delaware National High-Yield Municipal Bond Fund - The Performance Universe for the Fund consisted of the Fund and all retail and institutional high yield municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund's total return for the one year period was in the third quartile of such Performance Universe. The report further showed that the Fund's total return for three and five year periods was in the second quartile and the Fund's total return for the 10 year period was in the first quartile. The Board noted that the Fund's performance results were mixed but on an overall basis tended toward above median, which was acceptable.

Comparative Expenses. The Board considered expense data for the Delaware Investments(R) Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Funds. The Board focused particularly on the comparative analysis of the management fees and total expense ratios of each Fund and the management fees and expense ratios of a group of similar funds as selected by Lipper (the "Expense Group"). In reviewing comparative costs, each Fund's contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into effect any applicable breakpoints and fee waivers. Each Fund's total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and compared total expenses including 12b-1 and non-12b-1 service fees. The Board also considered fees paid to Delaware Investments for non-management services. The Board noted its objective to limit each Fund's total expense ratio to an acceptable range as compared to the median of the Expense Group. The following paragraph summarizes the expense results for each Fund and the Board's view of such expenses.

Delaware Tax-Free USA Fund - The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund's management fee, but noted that the Fund's total expenses were not in line with the Board's stated objective. In evaluating the total expenses, the Board considered fee waivers in place through December 2006 and recent initiatives implemented by management, such as the outsourcing of certain transfer agency services, creating an opportunity for a reduction in expenses. The Board was satisfied with management's efforts to improve the Fund's total expense ratio and bring it in line with the Board's objective.

Delaware Tax-Free USA Intermediate Fund - The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

Delaware National High-Yield Municipal Bond Fund - The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report. Management Profitability. The Board considered the level of profits, if any, realized by Delaware Investments in connection with the operation of the Funds. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments' business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments' expenditures to improve services provided to fund shareholders and to meet additional regulatory and

Other Fund information


Delaware National Tax-Free Funds


compliance requirements resulting from recent SEC initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds, the benefits from allocation of fund brokerage to improve trading efficiencies and the use of "soft" commission dollars to pay for proprietary and non-proprietary research. The Board did not find that the level of profits realized by Delaware Investments from the relationships with the Funds and the Delaware Investments Family of Funds required negotiation of reduction of fees.


Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as each Fund's assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees took into account the standardized advisory fee pricing and structure approved by the Board and shareholders as part of a complex-wide shareholder meeting conducted in 1998/1999. At that time, Delaware Investments introduced breakpoints to account for management economies of scale. The Board noted that the fee under each Fund's management contract fell within the standard structure. With respect to the Delaware Tax-Free USA Intermediate Fund and Delaware National High-Yield Municipal Bond Fund, although the Funds have not reached a size at which they can take advantage of breakpoints, the Board recognized that the fees were structured so that when the Funds grow, economies of scale may be shared. With respect to the Delaware Tax-Free USA Fund, the Board also noted that the Fund's assets exceeded the first breakpoint level. The Board believed that, given the extent to which economics of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Advisory Agreement provides a sharing of benefits with the Fund and its shareholders.

Board of trustees/directors
and officers addendum


Delaware Investments(R) Family of Funds

A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.


                                                                                                   Number of
                                                                                               Portfolios in Fund       Other
     Name,                                                                                      Complex Overseen    Directorships
    Address,             Position(s)           Length of             Principal Occupation(s)       by Trustee          Held by
 and Birth Date       Held with Fund(s)       Time Served              During Past 5 Years         or Officer     Trustee or Officer
____________________________________________________________________________________________________________________________________

Interested Trustees
____________________________________________________________________________________________________________________________________

 Patrick P. Coyne (1)     Chairman,      Chairman and Trustee      Patrick P. Coyne has served in      83                None
2005 Market Street        President,     since August 16, 2006      various executive capacities
 Philadelphia, PA      Chief Executive                                  at different times at
      19103             Officer, and          President and           Delaware Investments.(2)
                           Trustee       Chief Executive Officer
  April 14, 1963                          since August 1, 2006
____________________________________________________________________________________________________________________________________

Independent Trustees
____________________________________________________________________________________________________________________________________

Thomas L. Bennett          Trustee               Since                Private Investor -               83                None
2005 Market Street                             March 2005            (March 2004-Present)
 Philadelphia, PA
      19103                                                          Investment Manager -
                                                                     Morgan Stanley & Co.
 October 4, 1947                                                  (January 1984-March 2004)
____________________________________________________________________________________________________________________________________

   John A. Fry             Trustee               Since                    President -                  83              Director -
2005 Market Street                            January 2001        Franklin & Marshall College                      Community Health
 Philadelphia, PA                                                    (June 2002-Present)                                Systems
      19103
                                                                   Executive Vice President -                          Director -
   May 28, 1960                                                   University of Pennsylvania                         Allied Barton
                                                                    (April 1995-June 2002)                         Security Holdings
____________________________________________________________________________________________________________________________________

 Anthony D. Knerr          Trustee               Since           Founder and Managing Director -       83                None
2005 Market Street                             April 1990          Anthony Knerr & Associates
 Philadelphia, PA                                                    (Strategic Consulting)
      19103                                                              (1990-Present)

 December 7, 1938
____________________________________________________________________________________________________________________________________

Lucinda S. Landreth        Trustee               Since            Chief Investment Officer -           83                None
2005 Market Street                            March 2005                Assurant, Inc.
 Philadelphia, PA                                                        (Insurance)
      19103                                                              (2002-2004)

   June 24, 1947
____________________________________________________________________________________________________________________________________

   Ann R. Leven            Trustee               Since                      Owner -                    83            Director and
2005 Market Street                           September 1989             ARL Associates,                            Audit Committee
 Philadelphia, PA                                                 Strategic Financial Planning                    Chairperson - Andy
      19103                                                             Consulting Firm                           Warhol Foundation
                                                                        (1983-Present)
 November 1, 1940                                                                                                 Director and Audit
                                                                                                                  Committee Member -
                                                                                                                     Systemax, Inc.
____________________________________________________________________________________________________________________________________

                                                              (continues)     57

                                                                                                   Number of
                                                                                               Portfolios in Fund       Other
     Name,                                                                                      Complex Overseen    Directorships
    Address,             Position(s)           Length of             Principal Occupation(s)       by Trustee          Held by
 and Birth Date       Held with Fund(s)       Time Served              During Past 5 Years         or Officer     Trustee or Officer
____________________________________________________________________________________________________________________________________

Independent Trustees (continued)
____________________________________________________________________________________________________________________________________

Thomas F. Madison          Trustee               Since                 President and Chief             83             Director -
2005 Market Street                              May 1999               Executive Officer -                          Banner Health
 Philadelphia, PA                                                      MLM Partners, Inc.
      19103                                                        (Small Business Investing                          Director -
                                                                         and Consulting)                          CenterPoint Energy
February 25, 1936                                                    (January 1993-Present)
                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                 Digital River, Inc.

                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                        Rimage
                                                                                                                     Corporation

                                                                                                                  Director - Valmont
                                                                                                                   Industries, Inc.
____________________________________________________________________________________________________________________________________

 Janet L. Yeomans          Trustee               Since                    Vice President               83                None
2005 Market Street                             April 1999             (January 2003-Present)
 Philadelphia, PA                                                         and Treasurer
      19103                                                           (January 2006-Present)
                                                                          3M Corporation
  July 31, 1948

                                                                       Ms. Yeomans has held
                                                                   various management positions
                                                                   at 3M Corporation since 1983.
____________________________________________________________________________________________________________________________________

J. Richard Zecher          Trustee               Since                        Founder -                83         Director and Audit
2005 Market Street                             March 2005               Investor Analytics                        Committee Member -
 Philadelphia, PA                                                        (Risk Management)                        Investor Analytics
      19103                                                             (May 1999-Present)
                                                                                                                  Director and Audit
  July 3, 1940                                                                Founder -                           Committee Member -
                                                                      Sutton Asset Management                        Oxigene, Inc.
                                                                           (Hedge Fund)
                                                                      (September 1998-Present)
____________________________________________________________________________________________________________________________________

Officers
____________________________________________________________________________________________________________________________________

Michael P. Bishof           Senior           Chief Financial      Michael P. Bishof has served in      83                None (3)
2005 Market Street      Vice President        Officer since        various executive capacities
 Philadelphia, PA            and              February 2005            at different times at
      19103             Chief Financial                                Delaware Investments.
                            Officer
August 18, 1962
____________________________________________________________________________________________________________________________________

 David F. Connor        Vice President,    Vice President since    David F. Connor has served as       83                None (3)
2005 Market Street      Deputy General      September 21, 2000       Vice President and Deputy
 Philadelphia, PA   Counsel, and Secretary     and Secretary             General Counsel of
      19103                                       since                 Delaware Investments
                                              October 2005                   since 2000.
 December 2, 1963
____________________________________________________________________________________________________________________________________

David P. O'Connor         Senior Vice     Senior Vice President,  David P. O'Connor has served in      83                None (3)
2005 Market Street        President,       General Counsel, and     various executive and legal
 Philadelphia, PA      General Counsel,    Chief Legal Officer     capacities at different times
      19103                and Chief              since               at Delaware Investments.
                         Legal Officer        October 2005
February 21, 1966
____________________________________________________________________________________________________________________________________

 John J. O'Connor    Senior Vice President      Treasurer          John J. O'Connor has served in      83                None (3)
2005 Market Street       and Treasurer            since             various executive capacities
 Philadelphia, PA                             February 2005             at different times at
      19103                                                            Delaware Investments.

  June 16, 1957
____________________________________________________________________________________________________________________________________

(1) Patrick P. Coyne is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') investment advisor.

(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s')
    investment advisor, principal underwriter, and its transfer agent.

(3) Michael P. Bishof, David F. Connor, David P. O'Connor, and John J. O'Connor serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.
    John J. O'Connor also serves in a similar capacity for Lincoln Variable Insurance Products Trust, which has the same investment advisor as the registrant.


The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

This annual report is for the information of Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund, Delaware National High-Yield Municipal Bond Fund, and the Delaware Investments(R) Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Funds. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees


Patrick P. Coyne

Chairman, President, and
Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Thomas L. Bennett

Private Investor
Rosemont, PA

John A. Fry

President
Franklin & Marshall College
Lancaster, PA

Anthony D. Knerr

Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth

Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Ann R. Leven

Owner - ARL Associates,
Strategic Financial Planning
Consulting Firm
Washington, DC

Thomas F. Madison

President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans

Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher

Founder
Investor Analytics
Scottsdale, AZ


Affiliated officers


Michael P. Bishof

Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

David F. Connor

Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

David P. O'Connor

Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

John J. O'Connor

Senior Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA


Contact information


Investment manager

Delaware Management Company, a series
of Delaware Management Business Trust
Philadelphia, PA

National distributor

Delaware Distributors, L.P.
Philadelphia, PA

Shareholder servicing, dividend
disbursing, and transfer agent

Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For shareholders

800 523-1918

For securities dealers and financial
institutions representatives only

800 362-7500

Web site

www.delawareinvestments.com



Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; (ii) on each Fund's Web site at http://www.delawareinvestments.com; and (iii) on the Commission's Web site at http://www.sec.gov. Each Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended
June 30 is available without charge (i) through each Fund's Web site at http://www.delawareinvestments.com; and (ii) on the Commission's Web site at http://www.sec.gov.

Get shareholder reports and prospectuses online instead of in the mail.

> Visit www.delawareinvestments.com/edelivery

Simplify your life.


Manage your investments online!

Get Account Access, the Delaware Investments(R) secure Web site that allows you to conduct your business online. Gain 24-hour access to your account and one of the highest levels of Web security available. You also get:

o Hassle-free investing - Make online purchases and redemptions at any time.

o Simplified tax processing - Automatically retrieve your Delaware Investments accounts' 1099 information and import it directly into your 1040 tax return. Available only with Turbo Tax(R) Online(SM) and Desktop software - www.turbotax.com.

o Less mail clutter - Get instant access to your fund materials online with Delaware eDelivery.

Register for Account Access today! Please visit us at www.delawareinvestments.com, select Individual Investors, and click Account Access.

Please call our Shareholder Service Center at 800 523-1918 Monday through Friday from 8:00 a.m. to 7:00 p.m., Eastern Time, for assistance with any questions.




[DELAWARE INVESTMENTS LOGO]










(923)                                                         Printed in the USA
AR-011 [8/06] CGI 10/06                                    MF-06-09-025  PO11258

Annual Report                                     Delaware
                                                  Tax-Free Arizona Insured Fund

                                                  Delaware
                                                  Tax-Free California Fund

                                                  Delaware
                                                  Tax-Free Colorado Fund

                                                  Delaware
                                                  Tax-Free Idaho Fund

                                                  August 31, 2006










                                                  Fixed income mutual funds






[DELAWARE INVESTMENTS LOGO]                       [LOGO] POWERED BY RESEARCH(R)

Table of contents

> Portfolio management review .................................................1

> Performance summaries .......................................................6

> Disclosure of Fund expenses ................................................14

> Sector allocations and credit rating breakdowns ............................16

> Statements of net assets ...................................................18

> Statements of operations ...................................................33

> Statements of changes in net assets ........................................34

> Financial highlights .......................................................36

> Notes to financial statements ..............................................48

> Report of independent registered public accounting firm ....................55

> Other Fund information .....................................................56

> Board of trustees/directors and officers addendum ..........................59

> About the organization .....................................................61










    Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

    Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2006 Delaware Distributors, L.P.

Portfolio management review


Delaware Western States Funds

August 31, 2006


Joseph R. Baxter

Robert F. Collins

Co-managers of the funds

The managers of Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, and Delaware Tax-Free Idaho Fund provided the answers to the questions below as a review of the Funds' activities for the fiscal year ended August 31, 2006.

Q: What was the investment environment for the Delaware Investments municipal bond mutual funds during the fiscal year ended August 31, 2006?

A: Higher gasoline prices, rising short-term interest rates, and ongoing uneasiness about changes in the housing market generally caused concerns in the capital markets and weighed on many investors' outlook for the U.S. economy during our fiscal year. However, the U.S. economy continued its expansion throughout the year, recovering somewhat from a period of slower growth that occurred just after the August and September 2005 hurricanes. Property and casualty insurers held steady, providing a solid source of capital for the tax-exempt debt arena as the year progressed. To summarize, we generally viewed the national-level, municipal bond market to be sound over the fiscal year, despite challenges.

During most of the fiscal year, the U.S. Federal Reserve (the Fed) continued to raise interest rates. After gradually moving the target for the Fed funds rate from 3.50% to 5.25%, the Fed finally paused a long string of increases at its August 2006 meeting. A key tool in the Fed's monetary policy, the Fed funds rate reflects the percentage of interest that banks charge to lend money to each other overnight. Through the rate increases, the Fed endeavored to moderate the pace of economic activity and head off inflation.

Earlier in 2006, the interest rate environment was such that the Treasury yield curve began to flatten, which means that the difference between short- and long-term bond yields grew smaller across the spectrum of maturities. This "flattening" was generally present throughout the second half of the fiscal year. In this type of environment, bonds with intermediate maturities - those in the three- to seven-year range - tend to underperform.

Low interest rates provided many issuers with refinancing opportunities early in the fiscal year, but new bond issuance dropped off significantly beginning in 2006 because more and more municipal issuers had already taken the opportunity to refinance bonds. For instance, through August, the pace of new issuance year-to-date had retreated 15% versus the same period one year earlier (source:
Thomson Financial).

Q: What other market-related events influenced performance of the funds?

A: Credit quality among bond issuers remained strong or improved during the fiscal year, generally contributing to demand for lower-rated securities.

In the fiscal period's later stages, we saw more bonds coming to market that we believed to be of increased risk. Also of note, non-traditional buyers (those more interested in the relative valuation of the asset class than the tax-advantaged status of municipal bonds) continued to make their presence felt. These changes influenced trading patterns in the market and presented a new challenge to both mutual fund managers and individual investors.

Q: How did the market environment affect your approach to municipal bond investing at large?

A: In the interest rate environment that prevailed, our approach to municipal-bond markets at times dictated that we retain current holdings and ultimately our strategy resulted in limited transactions. During much of the year, we preferred to seek to achieve our objective by holding legacy bonds - securities purchased in prior fiscal periods - and by depending on the attractive bond yields that already existed within our portfolio of investments.

Generally speaking, it became increasingly difficult in the prevailing interest rate environment to identify bonds in the market that were more attractive than the holdings in our portfolio. Frequently during the year, we opted to


                                                               (continues)     1

Portfolio management review


Delaware Western States Funds


focus our resources on monitoring the credit of legacy bonds.

Overall, we followed our bottom-up investment style, which is based on security-by-security analysis and a free exchange of information among the various members of a deep team that includes portfolio managers, credit analysts, and traders.

During the 12-month period ending June 30, 2006, national issuance of municipal bonds decreased 14.6% due to rising interest rates. By comparison, municipal bond issuance decreased 28.3% in Arizona, 8.0% in California, and 20.8% in Colorado during the same period. Idaho's municipal bond issuance actually increased 9.3% for the period (source: The Bond Buyer).

Delaware Tax-Free Arizona Insured Fund

Q: What conditions prevailed in the Arizona debt market?

A: Arizona has one of the fastest-growing, most dynamic economies in the nation. The state has a competitive business climate and tax structure, a skilled, knowledge-based workforce, and cultural and scenic resources. Job growth in Arizona continued to accelerate in 2006 and ranked second nationwide. As of July 2006, the state's unemployment rate of 4.7% was only slightly below the national unemployment rate of 4.8% (source: U.S. Department of Labor).

For the first nine months of the State's fiscal 2006, tax revenues in Arizona increased 17.3%, led by very strong personal and sales tax (source: Nelson A. Rockefeller State Revenue Report #64). Arizona's fiscal year 2007 General Fund Budget totals $10.09 billion and increases base spending by about 7.7%. The three main spending priorities include public safety, education, and health care.

Q: How did the Fund perform versus its benchmark index and peer group?

A: Delaware Tax-Free Arizona Insured Fund returned 2.31% at net asset value and -2.26% at maximum offer price (both figures represent Class A shares with distributions reinvested) for the fiscal year ended August 31, 2006. The Fund's performance benchmark, the Lehman Brothers Municipal Bond Index, returned 3.03%. Its peer group, as measured by the Lipper Arizona Municipal Debt Funds Average, returned 2.79% (source: Lipper). For the complete, annualized performance of Delaware Tax-Free Arizona Insured Fund, please see the table on page 6.

Q: What strategies affected Fund performance?

A: Despite a high level of refinancing activity in the market, we believed that many of the Fund's legacy bonds would not be called, and decided to hold them for their relatively attractive yields.

This strategy had the effect of shortening the Fund's average duration, which is a measure of a bond or a bond fund's sensitivity to changes in interest rates. Longer duration values indicate greater interest rate sensitivity, and shorter durations generally limit a bond fund's volatility and total return potential.

In keeping with our long-term commitment to holding a high-quality portfolio of investments, we again generally avoided the tobacco industry bonds that have so greatly influenced performance in our markets in recent years, as we believe the sector has an elevated risk for litigation. We also remained underweighted versus the benchmark index in bonds backed by airline corporation revenues and brought that sector weighting down further yet in Delaware Tax-Free Arizona Insured Fund. Both stances generally were not beneficial when comparing Fund performance to the benchmark and many of our peer funds, as the airline and tobacco industries did perform well on a total return basis.

During the 12-month span, it seemed that investors tended to seek the added yield and total return potential of lower-quality bonds, and thus securities with ratings further down the credit spectrum generally outperformed. At times, the margin of outperformance between two adjacent credit ratings was significant.

The Fund's allocation to insured bonds rose slightly from the beginning to end of the fiscal year. Exposure to bonds of BBB rating moved somewhat higher while the allocation to bonds rated A moved lower.

The Fund's performance was aided by positions in zero coupon bonds during the year. To the downside, our performance was impeded by a housing bond issue that was called by the issuer.

Delaware Tax-Free California Fund

Q: What conditions prevailed in the California debt market?

A: California's economic recovery strengthened in 2005 and appears to be continuing in 2006. Private sector job growth and personal income growth both appear to have moderately outpaced the nation as a whole over the past year (source: Nelson A. Rockefeller State Revenue Report #64). As of July 2006, the state's unemployment rate matched the national rate of 4.8% (source: U.S. Department of Labor).

For the first nine months of the State's fiscal 2006, tax revenues were up 5.4% in California (source: Nelson A. Rockefeller State Revenue Report #64). The State's General Fund balance is projected to decline to $2.2 billion by the close of the 2006-2007 budget year due to revenue shortfalls. The Budget includes a $4.98 billion general-fund spending increase for Proposition 98 education programs compared to the originally enacted 2006 budget, no significant budget cuts in other areas, and no tax increases or deficit borrowing. Together with the proposed 2006-2007 budget, Governor Schwarzenegger has proposed a $222 billion, 10-year funding plan to improve state infrastructure. On May 5, 2006, the California Legislature approved the largest public works bond package in the state's history - four bonds totaling $37.3 billion to improve the state's roads, schools, and levees, and to provide affordable housing. The bonds will be put on the November 2006 ballot for voter approval (source: www.californiaprogressreport.com).

Q: How did the Fund perform versus its benchmark index and peer group?

A: Delaware Tax-Free California Fund returned 3.24% at net asset value and -1.40% at maximum offer price (both figures represent Class A shares with distributions reinvested) for the fiscal year ended August 31, 2006. The Fund's performance benchmark, the Lehman Brothers Municipal Bond Index, returned 3.03%. Its peer group, as measured by the Lipper California Municipal Debt Funds Average, returned 2.80% (source: Lipper). For the complete, annualized performance of Delaware Tax-Free California Fund, please see the table on page 8.

Q: What strategies affected Fund performance?

A: Despite a high level of refinancing activity in the market, we believed that many of the Fund's legacy bonds would not be called, and decided to hold them for their relatively attractive yields.

This strategy had the effect of shortening the Fund's average duration, which is a measure of a bond or a bond fund's sensitivity to changes in interest rates. Longer duration values indicate greater interest rate sensitivity, and shorter durations generally limit a bond fund's volatility and total return potential.

In keeping with our long-term commitment to holding a high-quality portfolio of investments, we again generally avoided the tobacco industry bonds that have so greatly influenced performance in our markets in recent years, as we believe the sector has an elevated risk for litigation. We also remained underweighted versus the benchmark index in bonds backed by airline corporation revenues. Both stances generally were not beneficial when comparing Fund performance to the benchmark and many of our peer funds, as the airline and tobacco industries did perform well on a total return basis.

During the 12-month span, it seemed that investors tended to seek the added yield and total return potential of lower-quality bonds, and thus securities with ratings further down the credit spectrum generally outperformed. At times, the margin of outperformance between two adjacent credit ratings was significant.

While the portfolio of investments in Delaware Tax-Free California Fund generally remained of high credit quality, the average credit rating in the Fund did come down over the course of the fiscal year from AA to A. This was


                                                               (continues)     3

Portfolio management review


Delaware Western States Funds


due in part to our focus at times on tax-increment financing securities (TIFS), which constituted 13% of Fund net assets at fiscal year end. TIFS seek to capture the additional property taxes generated by private development projects to finance public development costs. We have focused our research efforts regarding TIFS in California's stronger, more metropolitan locations.

Delaware Tax-Free Colorado Fund

Q: What conditions prevailed in the Colorado debt market?

A: After experiencing a sharper economic downturn than the nation in recent years, Colorado is now recovering at a healthy pace. During the fiscal period, job growth was above national levels of 1.5% (source: Nelson A. Rockefeller State Revenue Report #64). This is largely attributable to growth in construction, healthcare, and education. As of July 2006, the state's unemployment rate of 4.7% was only slightly below the national unemployment rate of 4.8% (source: U.S. Department of Labor).

For the first nine months of the State's fiscal 2006, tax revenues in Colorado increased 8.4% (source: Nelson A. Rockefeller State Revenue Report #64). Voter initiatives, such as the Taxpayer Bill of Rights, have limited Colorado's financial flexibility. In November, Referendum C was approved by Colorado voters. This allows the state to retain tax revenue collected in excess of the fiscal year's budget for the next five years, estimated to be $3.7 billion. Governor Owens 2006-07 budget highlights include increased higher education and human services spending.

Q: How did the Fund perform versus its benchmark index and peer group?

A: Delaware Tax-Free Colorado Fund returned 3.03% at net asset value and -1.63% at maximum offer price (both figures represent Class A shares with distributions reinvested) for the fiscal year ended August 31, 2006. The Fund's performance benchmark, the Lehman Brothers Municipal Bond Index, returned 3.03%. Its peer group, as measured by the Lipper Colorado Municipal Debt Funds Average, returned 3.01% (source: Lipper). For the complete, annualized performance of Delaware Tax-Free Colorado Fund, please see the table on page 10.

Q: What strategies affected Fund performance?

A: Despite a high level of refinancing activity in the market, we believed that many of the Fund's legacy bonds would not be called, and decided to hold them for their relatively attractive yields.

This strategy had the effect of shortening the Fund's average duration, which is a measure of a bond or a bond fund's sensitivity to changes in interest rates. Longer duration values indicate greater interest rate sensitivity, and shorter durations generally limit a bond fund's volatility and total return potential. The Fund's duration profile at fiscal year end was near the lower end of our intended range, a consideration that we were monitoring. Should the market move toward favoring longer-term securities, we might be inclined to extend Fund duration intentionally.

In keeping with our long-term commitment to holding a high-quality portfolio of investments, we again generally avoided the tobacco industry bonds that have so greatly influenced performance in our markets in recent years, as we believe the sector has an elevated risk for litigation. We also remained underweighted versus the benchmark index in bonds backed by airline corporation revenues. Both stances generally were not beneficial when comparing Fund performance to the benchmark and many of our peer funds, as the airline and tobacco industries did perform well on a total return basis.

During the 12-month span, it seemed that investors tended to seek the added yield and total return potential of lower-quality bonds, and thus securities with ratings further down the credit spectrum generally outperformed. At times, the margin of outperformance between two adjacent credit ratings was significant.

During the year, positive total return performance was gained through our limited exposure to lower-rated debt. The Fund's allocation to bonds rated BBB increased slightly. Fund performance was impeded by our exposure to Puerto Rico, due to a weakened financial condition that we believe has been addressed.

Delaware Tax-Free Idaho Fund

Q: What conditions prevailed in the Idaho debt market?

A: Idaho's economy has expanded and diversified in recent years, benefiting from population growth and low business costs. State employment growth has been above national levels since 1990 (source: Nelson A. Rockefeller State Revenue Report #64). As of July 2006, the state's unemployment rate of 3.6% was well below the national unemployment rate of 4.8% (source: U.S. Department of Labor).

For the first nine months of the State's fiscal 2006, tax revenues in Idaho increased 3.2% despite a 5% decline in sales tax revenues (source: Nelson A. Rockefeller State Revenue Report #64). The state's General Fund ended fiscal 2005 at $573 million. Idaho's Budget Stabilization Fund is expected to total $108 million at fiscal 2006 year end. Idaho's fiscal year 2007 General Fund budget totals $2.3 billion and increases base spending by about 5%, with much of the growth attributable to education spending (source: Moody's).

Q: How did the Fund perform versus its benchmark index and peer group?

A: Delaware Tax-Free Idaho Fund returned 2.40% at net asset value and -2.22% at maximum offer price (both figures represent Class A shares with distributions reinvested) for the fiscal year ended August 31, 2006. The Fund's performance benchmark, the Lehman Brothers Municipal Bond Index, returned 3.03%. Its peer group, as measured by the Lipper Other States Municipal Debt Funds Average, returned 3.01% (source: Lipper). For the complete, annualized performance of Delaware Tax-Free Idaho Fund, please see the table on page 12.

Q: What strategies affected Fund performance?

A: Despite a high level of refinancing activity in the market, we believed that many of the Fund's legacy bonds would not be called, and decided to hold them for their relatively attractive yields.

This strategy had the effect of shortening the Fund's average duration, which is a measure of a bond or a bond fund's sensitivity to changes in interest rates. Longer duration values indicate greater interest rate sensitivity, and shorter durations generally limit a bond fund's volatility and total return potential.

In keeping with our long-term commitment to holding a high-quality portfolio of investments, we again generally avoided the tobacco industry bonds that have so greatly influenced performance in our markets in recent years, as we believe the sector has an elevated risk for litigation. We also remained underweighted versus the benchmark index in bonds backed by airline corporation revenues. Both stances generally were not beneficial when comparing Fund performance to the benchmark and many of our peer funds, as the airline and tobacco industries did perform well on a total return basis.

During the 12-month span, it seemed that investors tended to seek the added yield and total return potential of lower-quality bonds, and thus securities with ratings further down the credit spectrum generally outperformed. At times, the margin of outperformance between two adjacent credit ratings was significant.

Delaware Tax-Free Idaho Fund's exposure to bonds rated A decreased as a percentage of net assets during the fiscal year, while representation by bonds of BBB quality increased. It was in the lower rungs of the credit ladder that superior market performances could be found, as investors favored bonds possessing the added total return potential found there.

As of August 31, 2006, a significant portion of the Fund's net assets were dedicated to securities that financed educational facilities. Territorial general obligation bonds constituted the Fund's largest sector weighting as of fiscal year end, but higher education and school district bonds were the next two largest allocations by project type.

Performance summary


Delaware Tax-Free Arizona Insured Fund


The performance data quoted represent past performance; past performance does not guarantee future results. A rise or fall in interest rates can have a significant impact on bond prices and the NAV (net asset value) of the Fund. Funds that invest in bonds can lose their value as interest rates can rise and an investor can lose principal. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted below. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting www.delawareinvestments.com/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Tax-Free Arizona Insured Fund prospectus contains this and other important information about the Fund. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site. Read the prospectus carefully before you invest or send money.

Fund performance

Average annual total returns
Through August 31, 2006            1 year     5 years     10 years     Lifetime
________________________________________________________________________________

Class A (Est. 4/1/91)
Excluding sales charge             +2.31%      +4.55%      +5.33%       +6.21%
Including sales charge             -2.26%      +3.59%      +4.84%       +5.89%
________________________________________________________________________________

Class B (Est. 3/10/95)
Excluding sales charge             +1.54%      +3.78%      +4.69%       +5.08%
Including sales charge             -2.38%      +3.53%      +4.69%       +5.08%
________________________________________________________________________________

Class C (Est. 5/26/94)
Excluding sales charge             +1.63%      +3.78%      +4.55%       +4.85%
Including sales charge             +0.64%      +3.78%      +4.55%       +4.85%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sale charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Arizona Insured Fund during the periods shown above and on the next page. Performance would have been lower had the expense limitation not been in effect.

The performance table above and the graph on the next page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

Fund basics

As of August 31, 2006

________________________________________________________________________________

Fund objective
________________________________________________________________________________

The Fund seeks as high a level of current income exempt from federal income tax and from the Arizona state personal income tax, as is consistent with preservation of capital.

________________________________________________________________________________

Total Fund net assets
________________________________________________________________________________

$156 million

________________________________________________________________________________

Number of holdings
________________________________________________________________________________

84

________________________________________________________________________________

Fund start date
________________________________________________________________________________

April 1, 1991

________________________________________________________________________________

Your Fund managers
________________________________________________________________________________

Joseph R. Baxter joined Delaware Investments in 1999. He heads the firm's municipal bond department and is responsible for setting the department's investment strategy. He is also a co-portfolio manager of the firm's municipal bond funds and several client accounts. Formerly, he held investment positions with First Union. He received a bachelor's degree in finance and marketing from LaSalle University.

Robert F. Collins, CFA, joined Delaware Investments in 2004. He is a co-portfolio manager of several of the firm's municipal bond funds and client accounts. Formerly, he spent five years as a co-manager of the municipal portfolio management group, where he oversaw the tax-exempt investments of high net worth and institutional accounts. He earned a bachelor's degree in economics from Ursinus College.

________________________________________________________________________________

                                   Nasdaq symbols               CUSIPs
________________________________________________________________________________

Class A                            VAZIX                        928916204
Class B                            DVABX                        928928639
Class C                            DVACX                        928916501


[PERFORMANCE OF A $10,000 INVESTMENT LINE GRAPH]


Chart assumes $10,000 invested on August 31, 1996 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses.

The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.


                                                               (continues)     7

Performance summary


Delaware Tax-Free California Fund


The performance data quoted represent past performance; past performance does not guarantee future results. A rise or fall in interest rates can have a significant impact on bond prices and the NAV (net asset value) of the Fund. Funds that invest in bonds can lose their value as interest rates rise and an investor can lose principal. Investment return and principal value will fluctuate so your shares, when redeemed, can be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted below. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting www.delawareinvestments.com/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Tax-Free California Fund prospectus contains this and other important information about the Fund. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site. Read the prospectus carefully before you invest or send money.

Fund performance

Average annual total returns
Through August 31, 2006            1 year     5 years     10 years     Lifetime
________________________________________________________________________________

Class A (Est. 3/2/95)
Excluding sales charge             +3.24%      +5.49%      +6.30%       +6.47%
Including sales charge             -1.40%      +4.51%      +5.81%       +6.04%
________________________________________________________________________________

Class B (Est. 8/23/95)
Excluding sales charge             +2.46%      +4.68%      +5.70%       +6.05%
Including sales charge             -1.51%      +4.43%      +5.70%       +6.05%
________________________________________________________________________________

Class C (Est. 4/9/96)
Excluding sales charge             +2.56%      +4.69%      +5.52%       +5.63%
Including sales charge             +1.56%      +4.69%      +5.52%       +5.63%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free California Fund during the periods shown above and on the next page. Performance would have been lower had the expense limitation not been in effect.

The performance table above and the graph on the next page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

Fund basics

As of August 31, 2006

________________________________________________________________________________

Fund objective
________________________________________________________________________________

The Fund seeks as high a level of current income exempt from federal income tax and from the California state personal income tax, as is consistent with preservation of capital.

________________________________________________________________________________

Total Fund net assets
________________________________________________________________________________

$104 million

________________________________________________________________________________

Number of holdings
________________________________________________________________________________

82

________________________________________________________________________________

Fund start date
________________________________________________________________________________

March 2, 1995

________________________________________________________________________________

Your Fund managers
________________________________________________________________________________

Joseph R. Baxter joined Delaware Investments in 1999. He heads the firm's municipal bond department and is responsible for setting the department's investment strategy. He is also a co-portfolio manager of the firm's municipal bond funds and several client accounts. Formerly, he held investment positions with First Union. He received a bachelor's degree in finance and marketing from LaSalle University.

Robert F. Collins, CFA, joined Delaware Investments in 2004. He is a co-portfolio manager of several of the firm's municipal bond funds and client accounts. Formerly, he spent five years as a co-manager of the municipal portfolio management group, where he oversaw the tax-exempt investments of high net worth and institutional accounts. He earned a bachelor's degree in economics from Ursinus College.

________________________________________________________________________________

                                   Nasdaq symbols               CUSIPs
________________________________________________________________________________

Class A                            DVTAX                        928928829
Class B                            DVTFX                        928928811
Class C                            DVFTX                        928928795


[PERFORMANCE OF A $10,000 INVESTMENT LINE GRAPH]


Chart assumes $10,000 invested on August 31, 1996 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses.

The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.


                                                               (continues)     9

Performance summary


Delaware Tax-Free Colorado Fund


The performance data quoted represent past performance; past performance does not guarantee future results. A rise or fall in interest rates can have a significant impact on bond prices and the NAV (net asset value) of the Fund. Funds that invest in bonds can lose their value as interest rates rise and an investor can lose principal. Investment return and principal value will fluctuate so your shares, when redeemed, can be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted below. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting www.delawareinvestments.com/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Tax-Free Colorado Fund prospectus contains this and other important information about the Fund. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site. Read the prospectus carefully before you invest or send money.

Fund performance

Average annual total returns
Through August 31, 2006            1 year     5 years     10 years     Lifetime
________________________________________________________________________________

Class A (Est. 4/23/87)
Excluding sales charge             +3.03%      +4.58%      +5.44%       +6.69%
Including sales charge             -1.63%      +3.63%      +4.95%       +6.44%
________________________________________________________________________________

Class B (Est. 3/22/95)
Excluding sales charge             +2.35%      +3.82%      +4.79%       +5.12%
Including sales charge             -1.59%      +3.56%      +4.79%       +5.12%
________________________________________________________________________________

Class C (Est. 5/6/94)
Excluding sales charge             +2.34%      +3.83%      +4.65%       +4.93%
Including sales charge             +1.36%      +3.83%      +4.65%       +4.93%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Colorado Fund during the periods shown above and on the next page. Performance would have been lower had the expense limitation not been in effect.

The performance table above and the graph on the next page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

Fund basics

As of August 31, 2006

________________________________________________________________________________

Fund objective
________________________________________________________________________________

The Fund seeks as high a level of current income exempt from federal income tax and from the Colorado state personal income tax, as is consistent with preservation of capital.

________________________________________________________________________________

Total Fund net assets
________________________________________________________________________________

$277 million

________________________________________________________________________________

Number of holdings
________________________________________________________________________________

90

________________________________________________________________________________

Fund start date
________________________________________________________________________________

April 23, 1987

________________________________________________________________________________

Your Fund managers
________________________________________________________________________________

Joseph R. Baxter joined Delaware Investments in 1999. He heads the firm's municipal bond department and is responsible for setting the department's investment strategy. He is also a co-portfolio manager of the firm's municipal bond funds and several client accounts. Formerly, he held investment positions with First Union. He received a bachelor's degree in finance and marketing from LaSalle University.

Robert F. Collins, CFA, joined Delaware Investments in 2004. He is a co-portfolio manager of several of the firm's municipal bond funds and client accounts. Formerly, he spent five years as a co-manager of the municipal portfolio management group, where he oversaw the tax-exempt investments of high net worth and institutional accounts. He earned a bachelor's degree in economics from Ursinus College.

________________________________________________________________________________

                                   Nasdaq symbols               CUSIPs
________________________________________________________________________________

Class A                            VCTFX                        928920107
Class B                            DVBTX                        928928787
Class C                            DVCTX                        92907R101


[PERFORMANCE OF A $10,000 INVESTMENT LINE GRAPH]

Chart assumes $10,000 invested on August 31, 1996 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses.

The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.


                                                              (continues)     11

Performance summary


Delaware Tax-Free Idaho Fund


The performance data quoted represent past performance; past performance does not guarantee future results. A rise or fall in interest rates can have a significant impact on bond prices and the NAV (net asset value) of the Fund. Funds that invest in bonds can lose their value as interest rates rise and an investor can lose principal. Investment return and principal value will fluctuate so your shares, when redeemed, can be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted below. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting www.delawareinvestments.com/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Tax-Free Idaho Fund prospectus contains this and other important information about the Fund. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site. Read the prospectus carefully before you invest or send money.

Fund performance

Average annual total returns
Through August 31, 2006            1 year     5 years     10 years     Lifetime
________________________________________________________________________________

Class A (Est. 1/4/95)
Excluding sales charge             +2.40%      +4.66%      +5.43%       +6.11%
Including sales charge             -2.22%      +3.70%      +4.94%       +5.69%
________________________________________________________________________________

Class B (Est. 3/16/95)
Excluding sales charge             +1.64%      +3.87%      +4.81%       +5.13%
Including sales charge             -2.29%      +3.61%      +4.81%       +5.13%
________________________________________________________________________________

Class C (Est. 1/11/95)
Excluding sales charge             +1.56%      +3.89%      +4.64%       +5.26%
Including sales charge             +0.57%      +3.89%      +4.64%       +5.26%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Idaho Fund during the periods shown above and on the next page. Performance would have been lower had the expense limitation not been in effect.

The performance table above and the graph on the next page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

Fund basics

As of August 31, 2006

________________________________________________________________________________

Fund objective
________________________________________________________________________________

The Fund seeks as high a level of current income exempt from federal income tax and from the Idaho state personal income tax, as is consistent with preservation of capital.

________________________________________________________________________________

Total Fund net assets
________________________________________________________________________________

$84 million

________________________________________________________________________________

Number of holdings
________________________________________________________________________________

78

________________________________________________________________________________

Fund start date
________________________________________________________________________________

January 4, 1995

________________________________________________________________________________

Your Fund managers
________________________________________________________________________________

Joseph R. Baxter joined Delaware Investments in 1999. He heads the firm's municipal bond department and is responsible for setting the department's investment strategy. He is also a co-portfolio manager of the firm's municipal bond funds and several client accounts. Formerly, he held investment positions with First Union. He received a bachelor's degree in finance and marketing from LaSalle University.

Robert F. Collins, CFA, joined Delaware Investments in 2004. He is a co-portfolio manager of several of the firm's municipal bond funds and client accounts. Formerly, he spent five years as a co-manager of the municipal portfolio management group, where he oversaw the tax-exempt investments of high net worth and institutional accounts. He earned a bachelor's degree in economics from Ursinus College


________________________________________________________________________________

                                   Nasdaq symbols               CUSIPs
________________________________________________________________________________

Class A                            VIDAX                        928928704
Class B                            DVTIX                        928928746
Class C                            DVICX                        928928803


[PERFORMANCE OF A $10,000 INVESTMENT LINE GRAPH]

Chart assumes $10,000 invested on August 31, 1996 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses.

The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Disclosure of Fund expenses


For the period March 1, 2006 to August 31, 2006


As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2006 to August 31, 2006.

Actual Expenses

The first section of the tables shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the tables shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Each Fund's actual expenses shown in the tables reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

"Expenses Paid During Period" are equal to the Funds' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Delaware Tax-Free Arizona Insured Fund
Expense Analysis of an Investment of $1,000

                                                                      Expenses
                       Beginning         Ending                      Paid During
                        Account          Account      Annualized       Period
                         Value            Value        Expense        3/1/06 to
                        3/1/06           8/31/06        Ratio          8/31/06
________________________________________________________________________________

Actual Fund Return

Class A                $1,000.00        $1,016.60       0.75%           $3.81
Class B                 1,000.00         1,012.80       1.50%            7.61
Class C                 1,000.00         1,012.70       1.50%            7.61
________________________________________________________________________________

Hypothetical 5% Return (5% return before expenses)

Class A                $1,000.00        $1,021.42       0.75%           $3.82
Class B                 1,000.00         1,017.64       1.50%            7.63
Class C                 1,000.00         1,017.64       1.50%            7.63
________________________________________________________________________________

Delaware Tax-Free California Fund
Expense Analysis of an Investment of $1,000

                                                                      Expenses
                       Beginning         Ending                      Paid During
                        Account          Account      Annualized       Period
                         Value            Value        Expense        3/1/06 to
                        3/1/06           8/31/06        Ratio          8/31/06
________________________________________________________________________________

Actual Fund Return

Class A                $1,000.00        $1,020.40       0.88%           $4.48
Class B                 1,000.00         1,016.50       1.63%            8.28
Class C                 1,000.00         1,017.40       1.63%            8.29
________________________________________________________________________________

Hypothetical 5% Return (5% return before expenses)

Class A                $1,000.00        $1,020.77       0.88%           $4.48
Class B                 1,000.00         1,016.99       1.63%            8.29
Class C                 1,000.00         1,016.99       1.63%            8.29
________________________________________________________________________________

Delaware Tax-Free Colorado Fund
Expense Analysis of an Investment of $1,000

                                                                      Expenses
                       Beginning         Ending                      Paid During
                        Account          Account      Annualized       Period
                         Value            Value        Expense        3/1/06 to
                        3/1/06           8/31/06        Ratio          8/31/06
________________________________________________________________________________

Actual Fund Return

Class A                $1,000.00        $1,018.90       0.93%           $4.73
Class B                 1,000.00         1,015.10       1.68%            8.53
Class C                 1,000.00         1,015.00       1.68%            8.53
________________________________________________________________________________

Hypothetical 5% Return (5% return before expenses)

Class A                $1,000.00        $1,020.52       0.93%           $4.74
Class B                 1,000.00         1,016.74       1.68%            8.54
Class C                 1,000.00         1,016.74       1.68%            8.54
________________________________________________________________________________

Delaware Tax-Free Idaho Fund
Expense Analysis of an Investment of $1,000

                                                                      Expenses
                       Beginning         Ending                      Paid During
                        Account          Account      Annualized       Period
                         Value            Value        Expense        3/1/06 to
                        3/1/06           8/31/06        Ratio          8/31/06
________________________________________________________________________________

Actual Fund Return

Class A                $1,000.00        $1,016.50       0.85%           $4.32
Class B                 1,000.00         1,011.80       1.60%            8.11
Class C                 1,000.00         1,011.80       1.60%            8.11
________________________________________________________________________________

Hypothetical 5% Return (5% return before expenses)

Class A                $1,000.00        $1,020.92       0.85%           $4.33
Class B                 1,000.00         1,017.14       1.60%            8.13
Class C                 1,000.00         1,017.14       1.60%            8.13
________________________________________________________________________________

Sector allocations and credit rating breakdowns


As of August 31, 2006


Sector designations may be different than the sector designations presented in other Fund materials.


Delaware Tax-Free Arizona Insured Fund


                                                                    Percentage
Sector                                                             of Net Assets
________________________________________________________________________________

Municipal Bonds                                                       97.95%

Corporate-Backed Revenue Bonds                                         3.99%

Education Revenue Bonds                                                9.48%

Electric Revenue Bonds                                                 5.41%

Escrowed to Maturity Bonds                                             0.53%

Health Care Revenue Bonds                                              8.71%

Housing Revenue Bonds                                                  2.68%

Lease Revenue Bonds                                                   12.77%

Local General Obligation Bonds                                         4.61%

Pre-Refunded Bonds                                                    22.99%

Special Tax Bonds                                                      5.14%

State General Obligation Bonds                                         4.12%

Transportation Revenue Bonds                                          12.04%

Water & Sewer Revenue Bonds                                            5.48%
________________________________________________________________________________

Short-Term Investments                                                 1.24%

Money Market Instruments                                               0.60%

Variable Rate Demand Notes                                             0.64%
________________________________________________________________________________

Total Market Value of Securities                                      99.19%
________________________________________________________________________________

Receivables and Other Assets Net of Liabilities                        0.81%
________________________________________________________________________________

Total Net Assets                                                      100.00%
________________________________________________________________________________


Credit Rating Breakdown                                             Percentage
(as a % of fixed income investments)                               of Net Assets
________________________________________________________________________________

AAA                                                                   81.66%

AA                                                                     4.68%

A                                                                      3.95%

BBB                                                                    8.38%

Not Rated                                                              1.33%
________________________________________________________________________________

Total                                                                100.00%
________________________________________________________________________________


Delaware Tax-Free California Fund


                                                                    Percentage
Sector                                                             of Net Assets
________________________________________________________________________________

Municipal Bonds                                                       96.99%

Education Revenue Bonds                                               12.41%

Electric Revenue Bonds                                                 2.08%

Health Care Revenue Bonds                                              9.92%

Housing Revenue Bonds                                                  5.92%

Lease Revenue Bonds                                                    6.66%

Local General Obligation Bonds                                        17.64%

Pre-Refunded Bonds                                                     9.51%

Resource Recovery Revenue Bonds                                        4.04%

Special Tax Bonds                                                      5.07%

State General Obligation Bonds                                         7.32%

Transportation Revenue Bonds                                           9.27%

Water & Sewer Revenue Bonds                                            7.15%
________________________________________________________________________________

Short-Term Investments                                                 0.67%
________________________________________________________________________________

Total Market Value of Securities                                      97.66%
________________________________________________________________________________

Receivables and Other Assets Net of Liabilities                        2.34%
________________________________________________________________________________

Total Net Assets                                                     100.00%
________________________________________________________________________________


Credit Rating Breakdown                                             Percentage
(as a % of fixed income investments)                               of Net Assets
________________________________________________________________________________

AAA                                                                   47.82%

AA                                                                     8.77%

A                                                                     22.51%

BBB                                                                   12.77%

Not Rated                                                              8.13%
________________________________________________________________________________

Total                                                                100.00%
________________________________________________________________________________

Sector designations may be different than the sector designations presented in other Fund materials.


Delaware Tax-Free Colorado Fund


                                                                    Percentage
Sector                                                             of Net Assets
________________________________________________________________________________

Municipal Bonds                                                       98.85%

Education Revenue Bonds                                               17.65%

Electric Revenue Bonds                                                 2.24%

Escrowed to Maturity Bonds                                             2.27%

Health Care Revenue Bonds                                             11.94%

Housing Revenue Bonds                                                  6.37%

Lease Revenue Bonds                                                    5.28%

Local General Obligation Bonds                                        20.72%

Pre-Refunded Bonds                                                    14.58%

Special Tax Bonds                                                      2.28%

State General Obligation Bonds                                         3.60%

Transportation Revenue Bonds                                          10.79%

Water & Sewer Revenue Bonds                                            1.13%
________________________________________________________________________________

Short-Term Investments                                                 0.00%
________________________________________________________________________________

Total Market Value of Securities                                      98.85%
________________________________________________________________________________

Receivables and Other Assets Net of Liabilities                        1.15%
________________________________________________________________________________

Total Net Assets                                                     100.00%
________________________________________________________________________________


Credit Rating Breakdown                                             Percentage
(as a % of fixed income investments)                               of Net Assets
________________________________________________________________________________

AAA                                                                   45.32%

AA                                                                    21.83%

A                                                                      9.37%

BBB                                                                   14.59%

B                                                                      0.72%

Not Rated                                                              8.17%
________________________________________________________________________________

Total                                                                100.00%
________________________________________________________________________________


Delaware Tax-Free Idaho Fund


                                                                    Percentage
Sector                                                             of Net Assets
________________________________________________________________________________

Municipal Bonds                                                       99.05%

Corporate-Backed Revenue Bonds                                         7.57%

Education Revenue Bonds                                               14.73%

Electric Revenue Bonds                                                 1.87%

Escrowed to Maturity Bonds                                             2.23%

Health Care Revenue Bonds                                              5.64%

Housing Revenue Bonds                                                  9.37%

Lease Revenue Bonds                                                    8.05%

Local General Obligation Bonds                                        24.50%

Pre-Refunded Bonds                                                     4.98%

Special Tax Bonds                                                      2.87%

State General Obligation Bonds                                         6.58%

Transportation Revenue Bonds                                           7.62%

Water & Sewer Revenue Bonds                                            3.04%
________________________________________________________________________________

Short-Term Investments                                                 0.52%
________________________________________________________________________________

Total Market Value of Securities                                      99.57%
________________________________________________________________________________

Receivables and Other Assets Net of Liabilities                        0.43%
________________________________________________________________________________

Total Net Assets                                                     100.00%
________________________________________________________________________________


Credit Rating Breakdown                                             Percentage
(as a % of fixed income investments)                               of Net Assets
________________________________________________________________________________

AAA                                                                   53.23%

AA                                                                     4.78%

A                                                                      8.22%

BBB                                                                   26.40%

BB                                                                     3.14%

Not Rated                                                              4.23%
________________________________________________________________________________

Total                                                                100.00%
________________________________________________________________________________

Statements of net assets


Delaware Tax-Free Arizona Insured Fund

August 31, 2006

                                                  Principal           Market
                                                   Amount             Value
_______________________________________________________________________________

Municipal Bonds - 97.95%
_______________________________________________________________________________

Corporate-Backed Revenue Bonds - 3.99%
     Maricopa County Pollution
          Control (Palo Verde Project)
          Series A 5.05% 5/1/29
          (AMBAC)                                 $6,000,000        $ 6,219,120
                                                                    ___________

                                                                      6,219,120
                                                                    ___________

Education Revenue Bonds - 9.48%
     Arizona Board of Regents
          (Northern Arizona University)
          5.00% 6/1/34 (FGIC)                      1,000,000          1,033,970
          5.50% 6/1/34 (FGIC)                      1,250,000          1,363,800
     Arizona State Board of Regents
          Certificates of Participation
          (University of Arizona Main
          Campus) Series 2000 A-1
          5.125% 6/1/25 (AMBAC)                    1,250,000          1,308,563
     Arizona State University
          Certificates of Participation
          (Research Infrastructure Project)
          5.00% 9/1/30 (AMBAC)                     3,000,000          3,127,470
     Glendale Industrial Development
          Authority Revenue
          (Midwestern University)
          Series A 5.875% 5/15/31                  1,000,000          1,067,730
     Mohave County Community
          College District Revenue (State
          Board of Directors)
          6.00% 3/1/20 (MBIA)                      1,000,000          1,074,590
     Northern Arizona University
          Certificates of Participation
          (Northern Arizona University
          Research Project)
          5.00% 9/1/30 (AMBAC)                     1,500,000          1,571,400
     South Campus Group Student
          Housing Revenue (Arizona
          State University South Campus
          Project) 5.625% 9/1/35 (MBIA)            1,000,000          1,091,220
     Tucson Industrial Development
          Authority (University of
          Arizona - Marshall Foundation)
          Series B
          5.00% 7/15/27 (AMBAC)                    1,000,000          1,038,300
     University of Arizona Certificates
          of Participation (University of
          Arizona Project)
          Series A 5.125% 6/1/21
          (AMBAC)                                  1,000,000          1,056,690
          Series B 5.125% 6/1/22
          (AMBAC)                                  1,000,000          1,056,690
                                                                    ___________

                                                                     14,790,423
                                                                    ___________

Electric Revenue Bonds - 5.41%
     Energy Management Services
          (Arizona State University -
          Main Campus)
          5.25% 7/1/17 (MBIA)                      1,500,000          1,610,730
     Puerto Rico Electric Power
          Authority Revenue
          Series NN 5.00% 7/1/32
          (MBIA)                                   2,500,000          2,610,800
          Series OO 5.00% 7/1/13
          (CIFG)                                   1,500,000          1,619,070
     Salt River Project Agricultural
          Improvement & Power District
          Electric System Revenue (Salt
          River Project)
          Series A 5.00% 1/1/31                      500,000            519,615
          Series B 5.00% 1/1/31 (MBIA)             2,000,000          2,078,460
                                                                    ___________

                                                                      8,438,675
                                                                    ___________

Escrowed to Maturity Bonds - 0.53%
     Maricopa County School District
          #14 (Creighton School
          Improvement Project of 1990)
          Series C 6.50% 7/1/08 (FGIC)               455,000            478,719
     Phoenix Street & Highway Revenue
          6.50% 7/1/09 (AMBAC)                       350,000            354,305
                                                                    ___________

                                                                        833,024
                                                                    ___________

Health Care Revenue Bonds - 8.71%
     Glendale Industrial Development
          Authority Hospital Revenue
          5.00% 12/1/35                            1,000,000          1,013,680
     Maricopa County Industrial
          Development Authority
          Revenue
          (Catholic Healthcare West)
          Series A 5.50% 7/1/26                    1,000,000          1,068,400
          (Mayo Clinic)
          5.00% 11/15/36                           1,000,000          1,041,700
          (Senior Living Healthcare)
          5.00% 8/20/35 (GNMA)                     1,000,000          1,032,350
     Mohave County Industrial
          Development Authority
          (Chris Ridge & Silver)
          6.375% 11/1/31 (GNMA)                      185,000            190,842
     Phoenix Industrial Development
          Authority Hospital Revenue
          (John C. Lincoln Health)
          Series B 5.75% 12/1/16
          (Connie Lee)                             4,110,000          4,283,525
     University Medical Center Hospital
          Revenue
          5.00% 7/1/24                               800,000            818,424
          5.00% 7/1/35                             2,000,000          2,032,720

                                                  Principal           Market
                                                   Amount             Value
_______________________________________________________________________________

Municipal Bonds (continued)
_______________________________________________________________________________

Health Care Revenue Bonds (continued)
     Yavapai County Industrial
          Development Authority
          Revenue (Yavapai Regional
          Medical Center) Series A
          5.25% 8/1/21 (RADIAN)                   $2,000,000        $ 2,110,720
                                                                    ___________

                                                                     13,592,361
                                                                    ___________

Housing Revenue Bonds - 2.68%
     Phoenix Industrial Development
          Authority Multifamily Housing
          Revenue (Ventana Palms
          Apartments) Series A
          6.15% 10/1/29 (MBIA)                       510,000            538,229
          6.20% 10/1/34 (MBIA)                       940,000            992,245
     Pima County Industrial
          Development Authority Single
          Family Housing Revenue
          Series A-1 6.125% 11/1/33
          (GNMA) (FNMA) (FHLMC) (AMT)                 25,000             25,330
          Series B-1 6.10% 5/1/31
          (GNMA) (AMT)                                80,000             81,034
     Yuma Industrial Development
          Authority Multifamily Revenue
          Series A 6.10% 9/20/19
          (GNMA) (AMT)                             2,340,000          2,543,088
                                                                    ___________

                                                                      4,179,926
                                                                    ___________

Lease Revenue Bonds - 12.77%
     Arizona School Facilities Board
          Certificates of Participation
          Series A 5.00% 9/1/18 (FGIC)             1,000,000          1,067,040
     Greater Arizona Development
          Authority Infrastructure
          Revenue Series A
          5.00% 8/1/22 (MBIA)                        500,000            532,350
     Marana Municipal Property
          Corporation Municipal
          Facilities Revenue
          5.00% 7/1/28 (AMBAC)                       575,000            599,098
     Maricopa County Industrial
          Development Authority
          Correctional Contract Facilities
          Revenue
          (Phoenix West Prison)
          5.375% 7/1/22 (ACA)                      1,000,000          1,042,310
     Phoenix Industrial Development
          Authority Government Office
          Lease Revenue
          (Capitol Mall, LLC II Project)
          5.00% 9/15/28 (AMBAC)                    4,000,000          4,135,640
     Pinal County Certificates of
          Participation
          5.00% 12/1/29                            1,300,000          1,337,518
          5.125% 6/1/21 (AMBAC)                    4,675,000          4,936,847
     Puerto Rico Public Buildings
          Authority Revenue (Guaranteed
          Government Facilities)
          Series D 5.25% 7/1/27                      470,000            488,245
          Series D 5.25% 7/1/36                      270,000            279,083
          Series I 5.25% 7/1/33                      500,000            522,310
     Salt River Project Arizona
          Agricultural Improvement &
          Power District Certificates of
          Participation
          5.00% 12/1/18 (MBIA)                     2,500,000          2,650,350
     University of Arizona Certificates
          of Participation Series B
          5.00% 6/1/31 (AMBAC)                     2,250,000          2,331,270
                                                                    ___________

                                                                     19,922,061
                                                                    ___________

Local General Obligation Bonds - 4.61%
     Cochise County Unified School
          District #68
          7.50% 7/1/10 (FGIC)                      1,000,000          1,136,490
     DC Ranch Community Facilities
          5.00% 7/15/27 (AMBAC)                    1,000,000          1,045,760
     Maricopa County School District #14
          (Creighton School Improvement
          Project of 1990) Series C
          6.50% 7/1/08 (FGIC)                        545,000            573,209
     Maricopa County School District #38
          (Madison Elementary)
          5.00% 7/1/14 (FSA)                       1,750,000          1,900,290
     Phoenix Variable Purpose Series B
     5.00% 7/1/27                                  2,435,000          2,531,524
                                                                    ___________

                                                                      7,187,273
                                                                    ___________

$ Pre-Refunded Bonds - 22.99%
     Arizona State Transportation
          Board Highway Revenue
          Series B 5.25% 7/1/22-12                 1,000,000          1,084,700
     Maricopa County School District #3
          (Tempe Elementary Project of
          1997) Series E
          5.70% 7/1/16-09 (FGIC)                   1,025,000          1,093,265
     Mesa Industrial Development
          Authority (Discovery Health
          Systems) Series A
          5.625% 1/1/29-10 (MBIA)                 10,000,000         10,704,299
     Phoenix Industrial Development
          Authority Lease Revenue
          (Capitol Mall LLC Project)
          5.50% 9/15/27-10 (AMBAC)                 5,000,000          5,356,999
     Puerto Rico Commonwealth
          Public Improvement Revenue
          5.125% 7/1/30-11 (FSA)                     770,000            822,160
          Series A 5.00% 7/1/27-12                 1,000,000          1,072,750
          Series A 5.125% 7/1/31-11                1,705,000          1,820,497


                                                              (continues)     19

Statements of net assets


Delaware Tax-Free Arizona Insured Fund


                                                  Principal           Market
                                                   Amount             Value
_______________________________________________________________________________

Municipal Bonds (continued)
_______________________________________________________________________________

$ Pre-Refunded Bonds (continued)
     Puerto Rico Public Buildings
          Authority Revenue
          (Guaranteed Government
          Facilities) Series D
          5.25% 7/1/27-12                         $1,280,000        $ 1,384,218
          5.25% 7/1/36-12                            730,000            789,437
     Scottsdale Industrial Development
          Authority Hospital Revenue
          (Scottsdale Healthcare)
          5.70% 12/1/21-11                           500,000            551,615
     Sedona Partner Certificates of
          Participation 5.75% 7/1/16-09              500,000            533,690
     Southern Arizona Capital Facilities
          Finance (University of Arizona
          Project)
          5.10% 9/1/33-12 (MBIA)                   3,250,000          3,505,158
     Surprise Municipal Property Excise
          Tax Revenue
          5.70% 7/1/20-09 (FGIC)                   5,000,000          5,332,999
     University of Arizona Certificates
          of Participation (University of
          Arizona Parking & Student
          Housing)
          5.75% 6/1/19-09 (AMBAC)                  1,000,000          1,057,420
     Yuma Industrial Development
          Authority Hospital Revenue
          (Yuma Regional Medical Center)
          5.00% 8/1/31-11 (FSA)                      700,000            749,490
                                                                    ___________

                                                                     35,858,697
                                                                    ___________

Special Tax Bonds - 5.14%
     Arizona Tourism & Sports
          Authority Tax Revenue
          Multipurpose Stadium Facilities
          Series A
          5.00% 7/1/28 (MBIA)                      2,500,000          2,604,775
          5.00% 7/1/31 (MBIA)                      1,500,000          1,557,465
     Glendale Municipal Property
          Corporation Series A
          5.00% 7/1/33 (AMBAC)                     1,000,000          1,040,110
     Phoenix Civic Improvement
          Corporation Distribution
          Revenue (Civic Plaza) Series B
          5.50% 7/1/31 (FGIC)                      1,500,000          1,251,435
     San Luis Civic Improvement
          Corporation Municipal
          Facilities Excise Tax Revenue
          5.00% 7/1/38 (XLCA)                      1,500,000          1,563,525
                                                                    ___________

                                                                      8,017,310
                                                                    ___________

State General Obligation Bonds - 4.12%
     Puerto Rico Commonwealth
          Public Improvement
          Refunding Series A
          5.50% 7/1/19                             1,300,000          1,449,149
          Unrefunded Balance Series A
          5.125% 7/1/30 (FSA)                        480,000            503,064
          5.125% 7/1/31                            3,370,000          3,446,398
     Virgin Islands Public Finance
          Authority (Gross Receipts
          Taxes) 5.00% 10/1/31 (ACA)               1,000,000          1,022,980
                                                                    ___________

                                                                      6,421,591
                                                                    ___________

Transportation Revenue Bonds - 12.04%
     Arizona State Transportation
          Board Highway Revenue
          Series A 5.00% 7/1/23                    1,000,000          1,058,690
     Phoenix Civic Improvement
          Corporation Airport Revenue
          Series B
          5.25% 7/1/27 (FGIC) (AMT)                1,000,000          1,042,730
          5.25% 7/1/32 (FGIC) (AMT)               10,300,000         10,713,236
     Puerto Rico Commonwealth
          Highway & Transportation
          Authority Revenue Series K
          5.00% 7/1/35                               750,000            767,430
     Tucson Airport Authority Senior
          Lien Series 2001
          5.35% 6/1/31 (AMBAC) (AMT)               5,000,000          5,194,300
                                                                    ___________

                                                                     18,776,386
                                                                    ___________

Water & Sewer Revenue Bonds - 5.48%
     Gilbert Water Revenue Municipal
          Property Corporation
          Wastewater System & Utility
          Revenue (Development
          Fee & Senior Lien)
          4.90% 4/1/19                             1,500,000          1,508,670
     Glendale Water & Sewer Revenue
          Senior Lien
          5.00% 7/1/28 (AMBAC)                     2,000,000          2,089,840
     Phoenix Civic Improvement
          Corporation Wastewater
          Systems Revenue Junior Lien
          5.00% 7/1/24 (FGIC)                      1,000,000          1,044,840
          5.00% 7/1/26 (FGIC)                      3,750,000          3,914,438
                                                                    ___________

                                                                      8,557,788
                                                                    ___________

Total Municipal Bonds

     (cost $145,216,575)                                            152,794,635
                                                                    ___________

                                                   Number             Market
                                                  of Shares           Value
_______________________________________________________________________________

Short-Term Investments - 1.24%
_______________________________________________________________________________

Money Market Instruments - 0.60%
     Federated Arizona Municipal
          Cash Trust                                 932,298       $    932,298
                                                                   ____________

                                                                        932,298
                                                                   ____________

                                                  Principal
                                                   Amount
~ Variable Rate Demand Notes - 0.64%
     Scottsdale Industrial Development
          Authority Hospital Revenue
          (Scottsdale Healthcare)
          Series C 3.40% 9/1/35 (FSA)             $1,000,000          1,000,000
                                                                   ____________

                                                                      1,000,000
                                                                   ____________

Total Short-Term Investments

     (cost $1,932,298)                                                1,932,298
                                                                      _________

Total Market Value of Securities - 99.19%

     (cost $147,148,873)                                            154,726,933

Receivables and Other Assets
     Net of Liabilities - 0.81%                                       1,270,914
                                                                      _________

Net Assets Applicable to 13,739,090
     Shares Outstanding - 100.00%                                  $155,997,847
                                                                   ____________

Net Asset Value - Delaware Tax-Free Arizona Insured
     Fund Class A ($131,468,052 / 11,580,954 Shares)                     $11.35
                                                                         ______
Net Asset Value - Delaware Tax-Free Arizona Insured
     Fund Class B ($16,412,648 / 1,444,741 Shares)                       $11.36
                                                                         ______
Net Asset Value - Delaware Tax-Free Arizona Insured
     Fund Class C ($8,117,147 / 713,395 Shares)                          $11.38
                                                                         ______

Components of Net Assets at August 31, 2006:

Shares of beneficial interest
     (unlimited authorization - no par)                            $151,165,752
                                                                   ____________

Accumulated net realized loss on investments                         (2,745,965)
Net unrealized appreciation of investments                            7,578,060
                                                                   ____________

Total net assets                                                   $155,997,847
                                                                   ____________



~ Variable rate security. The interest rate shown is the rate as of August 31, 2006.

$ Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S.
  Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in "Notes to Financial Statements."


Summary of Abbreviations:

ACA - Insured by American Capital Access
AMBAC - Insured by the AMBAC Assurance Corporation
AMT - Subject to Alternative Minimum Tax
CIFG - CDC IXIS Financial Guaranty
Connie Lee - Insured by the College Construction Insurance
     Association
FGIC - Insured by the Financial Guaranty Insurance Company FHLMC - Insured by the Federal Home Loan Mortgage Corporation FNMA - Insured by Federal National Mortgage Association
FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association MBIA - Insured by the Municipal Bond Insurance Association RADIAN - Insured by Radian Asset Assurance
XLCA - Insured by XL Capital Insurance

Net Asset Value and Offering Price Per Share -
   Delaware Tax-Free Arizona Insured Fund

Net asset value Class A (A)                              $11.35
Sales charge (4.50% of offering price) (B)                 0.53
                                                         ______

Offering price                                           $11.88
                                                         ______


(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes


                                                              (continues)     21

Statements of net assets


Delaware Tax-Free California Fund

August 31, 2006


                                                  Principal           Market
                                                   Amount             Value
_______________________________________________________________________________

Municipal Bonds - 96.99%
_______________________________________________________________________________

Education Revenue Bonds - 12.41%
     California Educational Facilities
          Authority Revenue
          (University of the Pacific)
          5.25% 5/1/34                            $1,000,000        $ 1,052,960
          5.75% 11/1/30 (MBIA)                       310,000            332,828
          (Woodbury University)
          5.00% 1/1/36                             1,000,000          1,005,010
     California Municipal Finance
          Authority Educational Revenue
          (American Heritage Foundation
          Project) Series A 5.25% 6/1/36           1,000,000          1,017,870
     California Public Works Board Lease
          Revenue (Various Universities of
          California Projects)
          Series D 5.00% 5/1/30                    1,000,000          1,044,620
          Series F 5.00% 11/1/29                   1,000,000          1,038,990
     California State University
          Systemwide Revenue Series A
          5.25% 11/1/20 (FSA)                      1,000,000          1,087,280
     California Statewide Communities
          Development Authority Revenue
          (Viewpoint School Project)
          5.75% 10/1/33 (ACA)                      1,000,000          1,082,820
     California Statewide Communities
          Development Authority Student
          Housing Revenue
          (East Campus Apartments, LLC)
          Series A 5.625% 8/1/34 (ACA)             1,000,000          1,052,150
          (Irvine, LLC-UCI East)
          5.00% 5/15/38                            1,000,000          1,024,270
     San Diego County Certificates of
          Participation (University of San
          Diego) 5.375% 10/1/41                    1,000,000          1,036,700
     University of California Revenue
          5.00% 5/15/33 (FSA)                      2,000,000          2,094,220
                                                                    ___________

                                                                     12,869,718
                                                                    ___________

Electric Revenue Bonds - 2.08%
     Puerto Rico Electric Power
          Authority Revenue Series OO
          5.00% 7/1/13 (CIFG)                      2,000,000          2,158,760
                                                                    ___________

                                                                      2,158,760
                                                                    ___________

Health Care Revenue Bonds - 9.92%
     Abag Finance Authority of
          California (Nonprofit
          Corporations - San Diego
          Hospital Association)
          Series A 6.125% 8/15/20                  1,250,000          1,362,525
     California Health Facilities
          Financing Authority Revenue
          (Catholic Healthcare West)
          Series G 5.25% 7/1/23                    1,000,000          1,056,080
     California Health Facilities
          Financing Authority Revenue
          (Nevada - Methodist)
          5.00% 7/1/36                             1,075,000          1,114,238
          (The Episcopal Home) Series A
          5.30% 2/1/32 (RADIAN)                    2,000,000          2,075,000
     California Infrastructure &
          Economic Development Bank
          Revenue (Kaiser Hospital
          Associates I, LLC)
          Series A 5.55% 8/1/31                    1,000,000          1,058,790
     California Statewide Communities
          Development Authority Revenue
          (Health Facilities - Adventist
          Health) Series A 5.00% 3/1/35            2,000,000          2,053,360
          (Kaiser Permenante)
          5.25% 3/1/45                             1,500,000          1,567,890
                                                                    ___________

                                                                     10,287,883
                                                                    ___________

Housing Revenue Bonds - 5.92%
     California Statewide Communities
          Development Authority
          Multifamily Housing Revenue
          (Citrus Gardens Apartments)
          Series D1 5.375% 7/1/32                  1,800,000          1,856,124
          (Silver Ridge Apartments) Series
          H 5.80% 8/1/33 (FNMA) (AMT)              1,000,000          1,060,280
     Palm Springs Mobile Home Park
          Revenue (Sahara Mobile Home
          Park) Series A
          5.75% 5/15/37                            1,000,000          1,061,500
     Santa Clara County
          Multifamily Housing Authority
          Revenue (Rivertown
          Apartments Project) Series A
          5.85% 8/1/31 (AMT)                       1,000,000          1,058,570
     Ventura County Area
          Multifamily Housing Authority
          Revenue (Glen Oaks
          Apartments) Series A
          6.35% 7/20/34 (GNMA)                       996,000          1,099,146
                                                                    ___________

                                                                      6,135,620
                                                                    ___________

Lease Revenue Bonds - 6.66%
     California State Public Works Board
          Lease Revenue
          (Department of Corrections)
          Series A 5.00% 3/1/27 (AMBAC)            1,000,000          1,036,190
          Series C 5.25% 6/1/28                    1,500,000          1,581,645
          (Department of General
          Services - Butterfield)
          Series A 5.25% 6/1/30                    1,000,000          1,057,760

                                                  Principal           Market
                                                   Amount             Value
_______________________________________________________________________________

Municipal Bonds (continued)
_______________________________________________________________________________

Lease Revenue Bonds (continued)
     Franklin-McKinley School District
          Certificates of Participation
          (Financing Project)
          Series B 5.00% 9/1/27 (AMBAC)           $1,060,000        $ 1,106,725
     San Diego County Certificates of
          Participation
          5.75% 7/1/31 (MBIA)                      1,000,000          1,083,960
     San Juan Basin Authority (Ground
          Water Recovery Project)
          5.00% 12/1/34 (AMBAC)                    1,000,000          1,035,010
                                                                    ___________

                                                                      6,901,290
                                                                    ___________

Local General Obligation Bonds - 17.64%
     Commerce Joint Powers
          Financing Authority Revenue
          (Redevelopment Projects)
          Series A
          5.00% 8/1/28 (RADIAN)                    1,000,000          1,029,100
     Culver City Redevelopment Agency
          (Tax Allocation Redevelopment
          Project) Series A
          5.00% 11/1/25 (AMBAC)                    1,000,000          1,050,180
     Fairfield-Suisun Unified School
          District Election 2002
          5.50% 8/1/28 (MBIA)                        500,000            549,555
     Fremont Community Facilities
          District #1 (Special Tax Pacific
          Commons) 5.375% 9/1/36                   1,000,000          1,013,530
     La Quinta Redevelopment Agency
          (Tax Allocation Redevelopment
          Project Area #1) Series A
          5.10% 9/1/31 (AMBAC)                     2,000,000          2,095,960
     Lake Elsinore Public Financing
          Authority Tax Allocation Series
          A 5.50% 9/1/30                           1,000,000          1,029,780
     Lammersville School District Special
          Tax Community Facilities District
          #2002 (Mountain House)
          5.125% 9/1/35                              500,000            505,460
     Lawndale Elementary School
          District 5.00% 8/1/32 (FSA)              1,000,000          1,036,880
     Modesto Special Tax Community
          Facilities District #04-1 Village 2
          5.15% 9/1/36                             1,000,000          1,008,950
     Poway Redevelopment Agency
          Tax Allocation
          5.75% 6/15/33 (MBIA)                     1,400,000          1,530,844
     Poway Unified School District
          Community Facilities
          District #6 5.60% 9/1/33                 1,000,000          1,028,170
          District #14 5.25% 9/1/36                1,000,000          1,016,730
     Riverside County Redevelopment
          Agency Tax Allocation
          (Jurupa Valley Project)
          5.25% 10/1/35 (AMBAC)                    1,590,000          1,682,824
     Roseville Westpark Community
          Facilities District #1
          (Special Tax Public Facilities)
          5.25% 9/1/37                               500,000            510,335
     San Diego Unified School District
          5.00% 7/1/28 (FSA)                       2,000,000          2,146,260
     Sequoia Unified High School
          District Election 2001
          5.125% 7/1/31 (FSA)                      1,000,000          1,057,440
                                                                    ___________

                                                                     18,291,998
                                                                    ___________

$ Pre-Refunded Bonds - 9.51%
     California Educational Facilities
          Authority Revenue
          (Pepperdine University) Series A
          5.50% 8/1/32-09                          1,000,000          1,055,480
          (University of the Pacific)
          5.75% 11/1/30-10 (MBIA)                    690,000            750,844
     California State Department Water
          Reserve Power Supply Revenue
          Series A 5.375% 5/1/21-12                2,000,000          2,203,780
     Golden State Tobacco Securitization
          Corporation
          5.50% 6/1/43-13 (RADIAN)                 1,000,000          1,105,640
          5.625% 6/1/33-13                         1,000,000          1,113,040
     Oakland Industrial Revenue
          (Harrison Foundation) Series B
          6.00% 1/1/29-10 (AMBAC)                  1,300,000          1,403,675
     San Diego County Certificates of
          Participation (The Burnham
          Institute) 6.25% 9/1/29-09               1,000,000          1,085,550
     Southern California Logistics
          Airport Authority Tax Allocation
          (Southern California
          Logistics Airport Project)
          6.50% 12/1/31-11                         1,000,000          1,142,100
                                                                    ___________

                                                                      9,860,109
                                                                    ___________

Resource Recovery Revenue Bonds - 4.04%
     Salinas Valley Solid Waste Authority
          Revenue
          5.25% 8/1/27 (AMBAC) (AMT)               2,000,000          2,093,460
          5.25% 8/1/31 (AMBAC) (AMT)               2,000,000          2,089,220
                                                                    ___________

                                                                      4,182,680
                                                                    ___________

Special Tax Bonds - 5.07%
     Palm Drive Health Care
          District Parcel Tax Revenue
          5.25% 4/1/30                             2,000,000          2,096,320
     San Bernardino County Special Tax
          Community Facilities District
        # 2002-1 5.90% 9/1/33                      2,000,000          2,111,420


                                                              (continues)     23

Statements of net assets


Delaware Tax-Free California Fund


                                                  Principal           Market
                                                   Amount             Value
_______________________________________________________________________________

Municipal Bonds (continued)
_______________________________________________________________________________

Special Tax Bonds (continued)
     San Francisco Bay Area Rapid
          Transit District Sales Tax Revenue
          5.125% 7/1/36 (AMBAC)                   $1,000,000       $  1,045,810
                                                                   ____________

                                                                      5,253,550
                                                                   ____________

State General Obligation Bonds - 7.32%
     California State
          5.00% 2/1/26 (AMBAC)                     1,500,000          1,567,155
          5.00% 2/1/33                             1,000,000          1,033,430
          5.50% 11/1/33                            2,000,000          2,186,520
     California State Veterans Series B
          5.70% 12/1/32 (AMT)                        640,000            654,790
     Puerto Rico Government
          Development Bank Senior Notes
          Series B 5.00% 12/1/14                   1,000,000          1,064,340
     Puerto Rico Public Buildings
          Authority Revenue (Guaranteed
          Government Facility)
          Series I 5.50% 7/1/23                    1,000,000          1,084,220
                                                                   ____________

                                                                      7,590,455
                                                                   ____________

Transportation Revenue Bonds - 9.27%
     Bay Area Toll Authority Revenue
          Series K 5.00% 4/1/31                    1,000,000          1,054,870
     Port of Oakland Revenue
          Series K
          5.75% 11/1/29 (FGIC) (AMT)               1,000,000          1,058,200
          Series L
          5.375% 11/1/27 (FGIC) (AMT)              1,000,000          1,070,200
     Puerto Rico Commonwealth
          Highway & Transportation
          Authority Revenue Series K
          5.00% 7/1/35                             1,750,000          1,790,670
          5.00% 7/1/45                             1,500,000          1,529,085
     Sacramento County Airport System
          Revenue Series A
          5.00% 7/1/32 (FSA)                       1,000,000          1,034,410
     San Diego Redevelopment Agency
          (Centre City Redevelopment
          Project) Series A
          6.40% 9/1/25                             1,000,000          1,049,940
     San Jose Airport Revenue Series A
          5.00% 3/1/31 (FGIC)                      1,000,000          1,027,750
                                                                   ____________

                                                                      9,615,125
                                                                   ____________

Water & Sewer Revenue Bonds - 7.15%
     Banning Utilities Authority Water
          Enterprise Revenue
          5.25% 11/1/35 (FGIC)                     1,000,000          1,080,510
     California State Department of
          Water Resources Water Systems
          Revenue (Central Valley Project)
          Series X 5.00% 12/1/29 (FGIC)            1,000,000          1,041,560
     Clovis Public Financing Authority
          Wastewater Revenue
          5.25% 8/1/30 (MBIA)                      1,000,000          1,080,090
     Metropolitan Water District
          Southern California Waterworks
          Authority Revenue
          Series B-1 5.00% 10/1/36 (FGIC)          1,000,000          1,041,390
          Series C 5.00% 7/1/35                    2,000,000          2,108,720
     Sacramento County Sanitation
          District Financing Authority
          Revenue 5.00% 12/1/36 (FGIC)             1,000,000          1,055,610
                                                                   ____________

                                                                      7,407,880
                                                                   ____________

Total Municipal Bonds

     (cost $96,025,914)                                             100,555,068
                                                                   ____________
_______________________________________________________________________________

Short-Term Investments - 0.67%
_______________________________________________________________________________

~ Variable Rate Demand Notes - 0.67%
     California State Economic Recovery
          Series C-10 3.32% 7/1/23                   400,000            400,000
          Series C-16 3.28% 7/1/23 (FSA)             300,000            300,000
                                                                   ____________

Total Short-Term Investments

     (cost $700,000)                                                    700,000
                                                                   ____________

Total Market Value of Securities - 97.66%

     (cost $96,725,914)                                             101,255,068

Receivables and Other Assets
     Net of Liabilities - 2.34%                                       2,425,561
                                                                   ____________

Net Assets Applicable to 9,088,213 Shares
     Outstanding - 100.00%                                         $103,680,629
                                                                   ____________

Net Asset Value - Delaware Tax-Free California Fund
     Class A ($75,994,515 / 6,666,201 Shares)                            $11.40
                                                                         ______
Net Asset Value - Delaware Tax-Free California Fund
     Class B ($14,918,158 / 1,303,555 Shares)                            $11.44
                                                                         ______
Net Asset Value - Delaware Tax-Free California Fund
     Class C ($12,767,956 / 1,118,457 Shares)                            $11.42
                                                                         ______

Components of Net Assets at August 31, 2006:

Shares of beneficial interest
     (unlimited authorization - no par)                            $ 99,902,382
Undistributed net investment income                                       1,300
Accumulated net realized loss on investments                           (752,207)
Net unrealized appreciation of investments                            4,529,154
                                                                   ____________

Total net assets                                                   $103,680,629
                                                                   ____________


~ Variable rate security. The interest rate shown is the rate as of August 31, 2006.

$ Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S.
  Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in "Notes to Financial Statements."

_______________________________________________________________________________
_______________________________________________________________________________

Summary of Abbreviations:

ACA - Insured by American Capital Access
AMBAC - Insured by the AMBAC Assurance Corporation
AMT - Subject to Alternative Minimum Tax
CIFG - CDC IXIS Financial Guaranty
FGIC - Insured by the Financial Guaranty Insurance Company
FNMA - Insured by Federal National Mortgage Association
FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN - Insured by Radian Asset Assurance

Net Asset Value and Offering Price Per Share -
     Delaware Tax-Free California Fund

Net asset value Class A (A)                              $11.40
Sales charge (4.50% of offering price) (B)                 0.54
                                                         ______

Offering price                                           $11.94
                                                         ______


(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.


See accompanying notes


                                                              (continues)     25

Statements of net assets


Delaware Tax-Free Colorado Fund

August 31, 2006


                                                  Principal           Market
                                                   Amount             Value
_______________________________________________________________________________

Municipal Bonds - 98.85%
_______________________________________________________________________________

Education Revenue Bonds - 17.65%
     Boulder County Development
          Revenue (University
          Corporation for Atmospheric
          Research)
          5.00% 9/1/33 (MBIA)                     $1,000,000        $ 1,035,340
          5.00% 9/1/35 (AMBAC)                     2,000,000          2,078,340
     Colorado Educational & Cultural
          Facilities Authority Revenue
          (Charter School Project)
          5.50% 5/1/36 (XLCA)                      2,280,000          2,465,455
          (Johnson & Wales University
          Project) Series A
          5.00% 4/1/28 (XLCA)                      1,000,000          1,040,020
          (Liberty Common Charter
          School Project)
          5.125% 12/1/33 (XLCA)                    2,740,000          2,865,108
          (Littleton Academy Charter
          School Project)
          6.125% 1/15/31                           2,000,000          2,071,860
          (Montessori Districts Charter
          School Project)
          6.125% 7/15/32                           5,590,000          5,803,985
          (Pinnacle Charter School
          Project) 5.00% 6/1/33 (XLCA)             2,170,000          2,244,540
          (Regis University Project)
          5.00% 6/1/22 (RADIAN)                    1,820,000          1,892,745
          (Renaissance Charter School
          Project) 6.75% 6/1/29                    2,000,000          1,957,680
          (Stargate Charter School
          Project) 6.125% 5/1/33                   2,000,000          2,079,540
          (University of Denver Project)
          Series A 5.00% 3/1/27 (MBIA)             5,000,000          5,188,400
          Series B 5.25% 3/1/35 (FGIC)             1,750,000          1,882,073
          (University of Northern
          Colorado Student Housing
          Project) 5.125% 7/1/37 (MBIA)            7,500,000          7,826,850
          (Woodrow Wilson Charter
          School Project) Series A
          5.25% 12/1/34 (XLCA)                     1,960,000          2,092,261
     Colorado School Mines Auxiliary
          Facilities Revenue
          5.00% 12/1/37 (AMBAC)                    3,130,000          3,240,959
     Colorado State Board of Governors
          University Enterprise System
          Revenue Series B
          5.00% 3/1/35 (AMBAC)                     2,000,000          2,074,640
     University of Colorado Enterprise
          System Revenue Refunding
          Series A 5.375% 6/1/26                   1,000,000          1,055,780
                                                                    ___________

                                                                     48,895,576
                                                                    ___________

Electric Revenue Bonds - 2.24%
     Colorado Springs Utilities Revenue
          Series A 5.00% 11/15/29                  5,000,000          5,157,850
     Puerto Rico Electric Power
          Authority Revenue Series NN
          5.00% 7/1/32 (MBIA)                      1,000,000          1,044,320
                                                                    ___________

                                                                      6,202,170
                                                                    ___________

Escrowed to Maturity Bonds - 2.27%
     Colorado Health Facilities Authority
          Revenue (Catholic Health
          Initiatives) Series A
          5.50% 3/1/32                             5,000,000          5,408,000
     Galleria Metropolitan District
          7.25% 12/1/09                              830,000            869,882
                                                                    ___________

                                                                      6,277,882
                                                                    ___________

Health Care Revenue Bonds - 11.94%
     Colorado Health Facilities Authority
          Revenue
          (Covenant Retirement
          Communities) Series A
          5.50% 12/1/33 (RADIAN)                   5,000,000          5,304,350
          (Evangelical Lutheran)
          5.00% 6/1/35                             1,000,000          1,018,320
          Series A 5.25% 6/1/34                    2,000,000          2,074,960
          (Parkview Medical Center)
          5.00% 9/1/25                             1,000,000          1,034,800
          (Porter Place) Series A
          6.00% 1/20/36 (GNMA)                     5,000,000          5,300,900
          (Vail Valley Medical Center
          Project) 5.80% 1/15/27                   3,475,000          3,679,261
     Delta County Memorial Hospital
          District Enterprise Revenue
          5.35% 9/1/17                             4,000,000          4,152,360
     Denver Health & Hospital Authority
          Healthcare Revenue Series A
          5.375% 12/1/28 (ACA)                     2,770,000          2,842,740
     Mesa County Residential Care
          Facilities Mortgage Revenue
          (Hilltop Community Resources)
          Series A
          5.375% 12/1/28 (RADIAN)                  2,000,000          2,111,560
     University of Colorado Hospital
          Authority Revenue Series A
          5.00% 11/15/37                           1,690,000          1,718,223
          5.60% 11/15/31                           3,650,000          3,817,170
                                                                    ___________

                                                                     33,054,644
                                                                    ___________

Housing Revenue Bonds - 6.37%
     Adams County Housing Authority
          Mortgage Revenue (Greenbriar
          Project) 6.75% 7/1/21                    1,730,000          1,768,198
     Colorado Housing & Finance
          Authority (Multifamily Housing
          Insured Mortgage)
          Series A-3 6.25% 10/1/26 (FHA)           6,205,000          6,345,667
          Series C-3 6.15% 10/1/41                 1,590,000          1,655,397

                                                  Principal           Market
                                                   Amount             Value
_______________________________________________________________________________

Municipal Bonds (continued)
_______________________________________________________________________________

Housing Revenue Bonds (continued)
     Denver City & County Multifamily
          Federal Housing Authority
          Revenue (Insured Mortgage
          Loan - Garden Court)
          5.40% 7/1/39 (FHA)                      $2,000,000        $ 2,047,680
     Englewood Multifamily Housing
          Revenue (Marks Apartments
          Project) 6.65% 12/1/26                   5,700,000          5,834,577
                                                                    ___________

                                                                     17,651,519
                                                                    ___________

Lease Revenue Bonds - 5.28%
     Colorado Educational & Cultural
          National Conference of State
          Legislatures Office Building
          Facilities Authority Revenue
          5.25% 6/1/21                             2,000,000          2,076,800
     Conejos & Alamosa Counties
          School District #11J Certificates
          of Participation 6.50% 4/1/11              955,000            964,044
     Denver Convention Center Hotel
          Authority Revenue Refunding
          Series A 5.00% 12/1/35 (XLCA)            3,000,000          3,129,840
     El Paso County Certificates of
          Participation
          (Detention Facilities Project)
          Series B 5.00% 12/1/27 (AMBAC)           1,500,000          1,556,505
          (Judicial Building Project)
          Series A 5.00% 12/1/27 (AMBAC)           2,000,000          2,075,340
     Fremont County Certificates of
          Participation Refunding &
          Improvement Series A
          5.25% 12/15/24 (MBIA)                    3,045,000          3,250,659
     Puerto Rico Public Buildings
          Authority Revenue (Guaranteed
          Government Facilities)
          Series I 5.25% 7/1/33                    1,500,000          1,566,930
                                                                    ___________

                                                                     14,620,118
                                                                    ___________

Local General Obligation Bonds - 20.72%
     Adams & Arapahoe Counties Joint
          School District #28J (Aurora)
          5.25% 12/1/25 (MBIA)                     2,000,000          2,188,140
     Arapahoe County Water &
          Wastewater Public Improvement
          District Refunding Series A
          5.125% 12/1/32 (MBIA)                    4,500,000          4,746,690
     Bowles Metropolitan District
          5.00% 12/1/33 (FSA)                      2,500,000          2,605,475
     Denver West Metropolitan District
          5.00% 12/1/33 (RADIAN)                   4,000,000          4,111,080
     Douglas County School District
          #1 Building (Douglas &
          Elbert Counties) Series B
          5.125% 12/15/25 (FSA)                    2,000,000          2,110,020
     Eagle Bend Metropolitan District #2
          5.00% 12/1/35 (RADIAN)                   3,000,000          3,097,350
     El Paso County School District #2
          (Harrison)
          5.00% 12/1/27 (MBIA)                     2,115,000          2,200,531
     Fremont County School District #1
          (Canon City)
          5.00% 12/1/24 (MBIA)                     1,735,000          1,828,083
     Garfield County School District #2
          5.00% 12/1/25 (FSA)                      1,000,000          1,045,470
     Garfield Pitkin & Eagle County
          School District #1
          (Roaring Fork) Series A
          5.00% 12/15/27 (FSA)                     1,500,000          1,580,490
     La Plata County School District #9-R
          (Durango)
          5.125% 11/1/24 (MBIA)                    1,000,000          1,060,360
     Lincoln Park Metropolitan District
          7.75% 12/1/26                            2,500,000          2,665,025
     Loveland Special Improvements
          District #1 7.50% 7/1/29                 5,540,000          5,557,617
     Lowry Economic Redevelopment
          Authority Revenue
          7.80% 12/1/10                            7,545,000          7,764,030
          Series A 7.30% 12/1/10                     790,000            811,962
     Meridian Metropolitan District
          Refunding Series A
          5.00% 12/1/31 (RADIAN)                   7,000,000          7,153,370
     North Range Metropolitan District #1
          7.25% 12/15/31                           3,400,000          3,661,766
     Saddle Rock Colorado
          Metropolitan District
          5.35% 12/1/31 (RADIAN)                   1,580,000          1,649,346
     Sand Creek Metropolitan District
          Refunding & Improvement
          5.00% 12/1/31 (XLCA)                       500,000            519,205
     Vista Ridge Metropolitan District
          Refunding & Improvement
          (Limited Tax) Series A
          5.125% 12/1/40 (RADIAN)                  1,000,000          1,037,650
                                                                    ___________

                                                                     57,393,660
                                                                    ___________

$ Pre-Refunded Bonds - 14.58%
     Aurora Certificates of Participation
          5.50% 12/1/30-10 (AMBAC)                 8,000,000          8,586,399
     Boulder County Hospital Revenue
          (Development Longmont
          United Hospital Project)
          5.60% 12/1/27-07 (RADIAN)                1,250,000          1,291,138
          6.00% 12/1/30-10 (RADIAN)                5,000,000          5,453,850
     Burlingame Multifamily Housing
          Revenue Series A
          6.00% 11/1/29-09 (MBIA)                  1,250,000          1,350,313


                                                              (continues)     27

Statements of net assets


Delaware Tax-Free Colorado Fund

                                                  Principal           Market
                                                   Amount             Value
_______________________________________________________________________________

Municipal Bonds (continued)
_______________________________________________________________________________

$ Pre-Refunded Bonds (continued)
     Colorado Educational & Cultural
          Facilities Authority Revenue
          (Core Knowledge Charter
          School Project)
          7.00% 11/1/29-09                        $1,000,000       $  1,099,100
          (Pinnacle Charter School
          Project)
          6.00% 12/1/21-11                         1,750,000          1,940,173
          (University of Denver Project)
          5.375% 3/1/23-11 (AMBAC)                 2,000,000          2,145,241
     Colorado Springs Revenue
          (Colorado College Project)
          5.375% 6/1/32-09                         5,570,000          5,882,086
     El Paso County School District #49
          (Falcon)
          5.50% 12/1/21-11 (FGIC)                  3,580,000          3,898,620
     Greeley County Building Authority
          Certificates of Participation
          6.10% 8/15/16-07                         2,600,000          2,662,192
     Pueblo County Certificates of
          Participation 6.50% 12/1/24-10           5,460,000          6,059,835
                                                                   ____________

                                                                     40,368,947
                                                                   ____________

Special Tax Bonds - 2.28%
     Gypsum Sales Tax & General
          Funding Revenue 5.25% 6/1/30             2,690,000          2,914,319
     South Suburban Park & Recreation
          District (Golf Course & Ice
          Arena Facility) 6.00% 11/1/15            2,330,000          2,358,403
     Westminster Golf Course
          5.55% 12/1/23 (RADIAN)                   1,000,000          1,041,390
                                                                   ____________

                                                                      6,314,112
                                                                   ____________

State General Obligation Bonds - 3.60%
     Puerto Rico Commonwealth
          Series A 5.25% 7/1/30                    2,000,000          2,123,720
          Series B 5.00% 7/1/35                      500,000            512,660
     Puerto Rico Commonwealth Public
          Improvement Series A
          5.25% 7/1/21                             4,000,000          4,217,840
     Puerto Rico Commonwealth
          Government Development
          Bank Senior Notes Series B
          5.00% 12/1/14                            1,000,000          1,064,340
     Virgin Islands Public Finance
          Authority (Gross Receipts Taxes)
          5.00% 10/1/31 (ACA)                      2,000,000          2,045,960
                                                                   ____________

                                                                      9,964,520
                                                                   ____________

Transportation Revenue Bonds - 10.79%
     Denver City & County Airport Revenue
          Series A 5.00% 11/15/25 (FGIC)           2,000,000          2,113,700
          Series B 5.00% 11/15/33 (XLCA)           4,000,000          4,152,840
          Series E 5.25% 11/15/23 (MBIA)           8,250,000          8,456,168
     E-470 Public Highway Authority
          Revenue Series A
          5.75% 9/1/35 (MBIA)                      3,100,000          3,373,296
     Northwest Parkway Public Highway
          Authority Revenue Series A
          5.25% 6/15/41 (FSA)                     11,100,000         11,798,523
                                                                   ____________

                                                                     29,894,527
                                                                   ____________

Water & Sewer Revenue Bonds - 1.13%
     Ute Utility Water Conservancy
          District Water Revenue
          5.75% 6/15/20 (MBIA)                     2,900,000          3,130,869
                                                                   ____________

                                                                      3,130,869
                                                                   ____________

Total Municipal Bonds

     (cost $258,029,792)                                            273,768,544
                                                                   ____________


                                                   Number
                                                  of Shares
_______________________________________________________________________________

Short-Term Investments - 0.00%
_______________________________________________________________________________

Money Market Instruments - 0.00%
     Dreyfus Cash Management Fund                      6,594              6,594
                                                                   ____________

Total Short-Term Investments

     (cost $6,594)                                                        6,594
                                                                   ____________

Total Market Value of Securities - 98.85%

     (cost $258,036,386)                                            273,775,138

Receivables and Other Assets
     Net of Liabilities - 1.15%                                       3,189,446
                                                                   ____________

Net Assets Applicable to 25,074,221 Shares
     Outstanding - 100.00%                                         $276,964,584
                                                                   ____________

Net Asset Value - Delaware Tax-Free Colorado Fund
     Class A ($258,773,027 / 23,429,529 Shares)                          $11.04
                                                                         ______
Net Asset Value - Delaware Tax-Free Colorado Fund
     Class B ($8,220,746 / 743,805 Shares)                               $11.05
                                                                         ______
Net Asset Value - Delaware Tax-Free Colorado Fund
     Class C ($9,970,811 / 900,887 Shares)                               $11.07
                                                                         ______

Components of Net Assets at August 31, 2006:

Shares of beneficial interest
     (unlimited authorization - no par)                            $270,088,355
Accumulated net realized loss on investments                        (8,862,523)
Net unrealized appreciation of investments                           15,738,752
                                                                   ____________

Total net assets                                                   $276,964,584
                                                                   ____________


$ Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S.
  Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in "Notes to Financial Statements."

_______________________________________________________________________________
_______________________________________________________________________________

Summary of Abbreviations:

ACA - Insured by American Capital Access
AMBAC - Insured by the AMBAC Assurance Corporation
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Administration
FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN - Insured by Radian Asset Assurance
XLCA - Insured by XL Capital Assurance

Net Asset Value and Offering Price Per Share -
     Delaware Tax-Free Colorado Fund

Net asset value Class A (A)                              $11.04
Sales charge (4.50% of offering price) (B)                 0.52
                                                         ______

Offering price                                           $11.56
                                                         ______


(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.


See accompanying notes


                                                              (continues)     29

Statements of net assets


Delaware Tax-Free Idaho Fund

August 31, 2006


                                                  Principal           Market
                                                   Amount             Value
_______________________________________________________________________________

Municipal Bonds - 99.05%
_______________________________________________________________________________

Corporate-Backed Revenue Bonds - 7.57%
     Meridian Economic Industrial
          Development Corporation
          Revenue Refunding
          (Hi-Micro Project)
          5.85% 8/15/11 (AMT)                     $1,250,000        $ 1,251,525
     Nez Perce County Pollution Control
          Revenue Refunding (Potlatch
          Corporation Project)
          6.00% 10/1/24                            2,535,000          2,583,393
     Power County Pollution Control
          Revenue Refunding
          (FMC Corporation Project)
          5.625% 10/1/14                           2,475,000          2,534,549
                                                                    ___________

                                                                      6,369,467
                                                                    ___________

Education Revenue Bonds - 14.73%
     Boise State University Revenue
          5.00% 4/1/17 (AMBAC)                       500,000            531,795
          5.00% 4/1/18 (FGIC)                      1,645,000          1,763,078
          5.125% 4/1/31 (FGIC)                     1,000,000          1,048,620
          5.375% 4/1/22 (FGIC)                     1,000,000          1,072,810
     Idaho State University Revenue
          Refunding & Improvement
          5.00% 4/1/20 (FSA)                       1,130,000          1,195,133
          5.00% 4/1/23 (FSA)                       2,115,000          2,224,408
     North Idaho College Dormitory
          Housing Certificate of
          Participation 6.45% 10/1/16              1,000,000          1,020,910
     University of Idaho Revenue
          Refunding General Series A
          5.00% 4/1/21 (AMBAC)                     1,150,000          1,229,799
     Student Fee (Housing Improvements
          Project) 5.25% 4/1/31 (FGIC)             2,195,000          2,309,732
                                                                    ___________

                                                                     12,396,285
                                                                    ___________

Electric Revenue Bonds - 1.87%
     Puerto Rico Electric Power
          Authority Revenue
          Series II 5.25% 7/1/31                   1,000,000          1,046,930
          Series NN 5.125% 7/1/29                    500,000            525,075
                                                                    ___________

                                                                      1,572,005
                                                                    ___________

Escrowed to Maturity Bonds - 2.23%
     Puerto Rico Commonwealth
          Infrastructure Financing
          Authority Revenue Series A
          5.375% 10/1/24                           1,750,000          1,874,198
                                                                    ___________

                                                                      1,874,198
                                                                    ___________

Health Care Revenue Bonds - 5.64%
     Idaho Health Facilities Authority
          Hospital Revenue
          (Idaho Elks Rehabilitation
          Hospital Project)
          5.30% 7/15/18                              625,000            638,794
          5.45% 7/15/23                            2,000,000          2,044,120
     Idaho Health Facilities Authority
          Hospital Revenue
          (Portneuf Medical Center
          Project) Series A
          5.00% 9/1/35 (RADIAN)                    1,000,000          1,026,110
     Madison County Hospital Revenue
          Certificates of Participation
          (Idaho Elks Rehabilitation
          Hospital Project)
          5.25% 9/1/37                             1,000,000          1,032,360
                                                                    ___________

                                                                      4,741,384
                                                                    ___________

Housing Revenue Bonds - 9.37%
     Idaho Housing & Finance
          Association Single Family
          Mortgage Revenue
          Series A Class III
          4.875% 7/1/26 (AMT)                      1,000,000          1,006,400
          Series B Class I
          5.00% 7/1/37 (AMT)                       1,000,000          1,013,200
          Series C Class III
          5.35% 1/1/25 (AMT)                         345,000            353,508
          Series D Class III
          5.45% 7/1/23 (AMT)                       1,390,000          1,432,131
          Series E Class I
          5.35% 1/1/33 (AMT)                          40,000             41,095
          Series E Class III
          4.875% 1/1/26 (AMT)                      1,500,000          1,509,599
          Series E Class III
          5.00% 1/1/28 (AMT)                       1,000,000          1,010,590
     Idaho State Housing Agency
          Revenue (Park Place Project)
          Series A
          6.50% 12/1/36 (FHA) (AMT)                  950,000            974,387
     Idaho State Housing Agency Single
          Family Mortgage
          Series A 6.05% 7/1/13
          (AMBAC) (FHA) (VA) (AMT)                    50,000             50,945
          Series A
          6.10% 7/1/16 (FHA) (VA) (AMT)               65,000             66,260
          Series A-1 6.85% 7/1/12 (AMT)                5,000              5,130
          Series B
          6.45% 7/1/15 (FHA) (VA) (AMT)               30,000             30,426
          Series C-2 6.35% 7/1/15 (AMT)               35,000             35,142
          Series E
          6.35% 7/1/15 (FHA) (AMT)                    65,000             65,705
          Series E-1 6.60% 7/1/11                     10,000             10,239
          Series G-2
          6.15% 7/1/15 (FHA) (VA) (AMT)              270,000            275,289
                                                                    ___________

                                                                      7,880,046
                                                                    ___________

Lease Revenue Bonds - 8.05%
     Blaine School District #61
          Certificates of Participation
          5.00% 7/30/10 (AMBAC)                    1,000,000          1,049,310
     Boise City Certificates of Participation
          5.375% 9/1/20 (FGIC) (AMT)               2,100,000          2,194,310

                                                  Principal           Market
                                                   Amount             Value
_______________________________________________________________________________

Municipal Bonds (continued)
_______________________________________________________________________________

Lease Revenue Bonds (continued)
     Boise City Revenue Refunding
          Series A
          5.375% 12/1/31 (MBIA)                   $  500,000         $  532,965
     Idaho State Building Authority Revenue
          Series A 5.00% 9/1/21 (MBIA)             1,150,000          1,176,071
          Series A 5.00% 9/1/43 (XLCA)             1,000,000          1,034,290
          Series B 5.00% 9/1/21 (MBIA)               750,000            787,568
                                                                     __________

                                                                      6,774,514
                                                                     __________
Local General Obligation Bonds - 24.50%
     Ada & Canyon Counties Joint
          School District #2 Meridian
          4.75% 2/15/20                            1,000,000          1,050,780
          5.00% 7/30/20                            2,155,000          2,278,524
          5.125% 7/30/19                           1,005,000          1,071,370
          5.50% 7/30/16                            1,305,000          1,485,442
     Bannock County School District
          #25 (Pocatello Idaho School
          Board Guaranteed Program)
          5.00% 8/15/15                            1,040,000          1,130,927
          5.00% 8/15/16                            1,100,000          1,191,135
     Boise Urban Renewal Agency
          Parking Revenue Refunding Tax
          Increment
          Series A 6.125% 9/1/15                   1,845,000          1,897,767
          Series B 6.125% 9/1/15                   1,505,000          1,548,043
     Bonner County Local Improvement
          District #93-1
          6.40% 4/30/07                              195,000            195,681
          6.50% 4/30/08                              110,000            110,392
          6.50% 4/30/10                               60,000             60,200
     Canyon County School District
          #132 (Caldwell)
          5.00% 7/30/15 (FGIC)                     2,000,000          2,188,240
     Coeur D'Alene Local Improvement
          District #6
          Series 1995 6.00% 7/1/09                    85,000             85,504
          Series 1996 6.05% 7/1/10                    90,000             90,542
          Series 1997 6.10% 7/1/12                    40,000             40,236
          Series 1998 6.10% 7/1/14                    45,000             45,261
     Lemhi County 5.20% 8/1/27 (FSA)               2,145,000          2,269,174
     Nampa Idaho 5.00% 8/1/21 (FGIC)               2,475,000          2,652,283
     Power & Cassia Counties Joint
          School District #381 (American
          Falls) 5.00% 8/1/17                      1,155,000          1,216,215
                                                                     __________

                                                                     20,607,716
                                                                     __________
$ Pre-Refunded Bonds - 4.98%
     Ammon Urban Renewal Agency
          Revenue Subordinate Lien Tax
          Increment Series B
          6.25% 8/1/18-07                            445,000            455,814
$ Pre-Refunded Bonds (continued)
     Idaho Health Facilities Authority
          Hospital Revenue (Bonner
          General Hospital Project)
          6.50% 10/1/28-07                         1,500,000          1,574,370
     Puerto Rico Commonwealth
          Highway & Transportation
          Authority Highway Revenue
          Series D 5.25% 7/1/38-12                 1,000,000          1,083,610
     Puerto Rico Commonwealth
          Public Improvement Series A
          5.125% 7/1/31-11                         1,010,000          1,078,417
                                                                     __________

                                                                      4,192,211
                                                                     __________
Special Tax Bonds - 2.87%
     Virgin Islands Public Finance
          Authority Revenue
          5.25% 10/1/20                              500,000            528,455
          5.25% 10/1/21                              500,000            527,755
          5.25% 10/1/24                              800,000            842,744
          5.50% 10/1/14                              500,000            517,810
                                                                     __________

                                                                      2,416,764
                                                                     __________
State General Obligation Bonds - 6.58%
     Puerto Rico Commonwealth Public
          Improvement Series A
          5.00% 7/1/30                             2,000,000          2,085,580
          5.125% 7/1/31                            2,315,000          2,367,481
     Puerto Rico Public Buildings
          Authority Revenue (Guaranteed
          Government Facility) Series I
          5.50% 7/1/23                             1,000,000          1,084,220
                                                                     __________

                                                                      5,537,281
                                                                     __________
Transportation Revenue Bonds - 7.62%
     Idaho Housing & Finance
          Association Highway Trust
          5.00% 7/15/24 (MBIA)                     2,000,000          2,127,280
     Puerto Rico Commonwealth
          Highway & Transportation
          Authority Revenue
          Series G 5.00% 7/1/33                    2,000,000          2,039,860
          Series W 5.50% 7/1/15                      175,000            193,197
          Series Y 5.00% 7/1/36                    2,000,000          2,050,640
                                                                     __________

                                                                      6,410,977
                                                                     __________
Water & Sewer Revenue Bonds - 3.04%
     Chubbuck Water Revenue
          Certificates of Participation
          6.35% 4/1/08                               125,000            125,219
          6.40% 4/1/10                               135,000            135,227
     Moscow Sewer Revenue
          5.00% 11/1/22 (FSA)                      2,175,000          2,296,104
                                                                     __________

                                                                      2,556,550
                                                                     __________
Total Municipal Bonds

     (cost $80,880,654)                                              83,329,398
                                                                     __________


                                                              (continues)     31

Statements of net assets


Delaware Tax-Free Idaho Fund



                                                    Number            Market
                                                  of Shares           Value
_______________________________________________________________________________

Short-Term Investments - 0.52%
_______________________________________________________________________________

Money Market Instruments - 0.52%
     Dreyfus Cash Management Fund                    441,804        $   441,804
                                                                    ___________

Total Short-Term Investments

     (cost $441,804)                                                    441,804
                                                                    ___________
Total Market Value of Securities - 99.57%

     (cost $81,322,458)                                              83,771,202

Receivables and Other Assets
     Net of Liabilities - 0.43%                                         358,832
                                                                    ___________
Net Assets Applicable to 7,350,965 Shares
     Outstanding - 100.00%                                          $84,130,034
                                                                    ___________
Net Asset Value - Delaware Tax-Free Idaho Fund
     Class A ($62,807,543 / 5,486,576 Shares)                            $11.45
                                                                         ______
Net Asset Value - Delaware Tax-Free Idaho Fund
     Class B ($7,892,490 / 690,548 Shares)                               $11.43
                                                                         ______
Net Asset Value - Delaware Tax-Free Idaho Fund
     Class C ($13,430,001 / 1,173,841 Shares)                            $11.44
                                                                         ______
Components of Net Assets at August 31, 2006:

Shares of beneficial interest
     (unlimited authorization - no par)                             $82,099,813
Distributions in excess of net investment income                       (11,301)
Accumulated net realized loss on investments                          (407,222)
Net unrealized appreciation of investments                            2,448,744
                                                                    ___________

Total net assets                                                    $84,130,034
                                                                    ___________

~ Variable rate security. The interest rate shown is the rate as of August 31, 2006.

$ Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S.
  Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in "Notes to Financial Statements."

Summary of Abbreviations:

AMBAC - Insured by the AMBAC Assurance Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Administration
FSA - Insured by Financial Security Assurance
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN - Insured by Radian Asset Assurance
VA - Insured by the Veterans Administration
XLCA - Insured by XL Capital Assurance

Net Asset Value and Offering Price Per Share -
     Delaware Tax-Free Idaho Fund

Net asset value Class A (A)                                               $11.45
Sales charge (4.50% of offering price) (B)                                  0.54
                                                                          ______

Offering price                                                            $11.99
                                                                          ______


(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B) See current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements of operations


Year Ended August 31, 2006



                                                                             Delaware        Delaware     Delaware       Delaware
                                                                             Tax-Free        Tax-Free     Tax-Free       Tax-Free
                                                                         Arizona Insured    California    Colorado        Idaho
                                                                               Fund            Fund         Fund          Fund
Investment Income:

     Interest                                                                 $7,694,868     $4,643,310   $15,073,063   $4,155,968
                                                                              __________     __________   ___________   __________

Expenses:

     Management fees                                                             788,048        525,902     1,544,986      476,499
     Distribution expenses - Class A                                             329,122        169,332       654,957      156,881
     Distribution expenses - Class B                                             175,665        161,808        91,386       93,545
     Distribution expenses - Class C                                              83,826        115,197        98,369      145,033
     Dividend disbursing and transfer agent fees and expenses                     78,770         41,649       151,796       50,825
     Accounting and administration expenses                                       63,044         38,247       112,363       34,654
     Legal and professional fees                                                  35,732         26,645        51,642       26,790
     Registration fees                                                            23,102         23,523         9,536        3,981
     Reports and statements to shareholders                                       16,839         14,869        25,230       14,705
     Trustees' fees                                                                8,939          5,425        15,939        4,935
     Custodian fees                                                                8,028          5,990        12,374        5,482
     Insurance fees                                                                4,009          3,175         7,135        2,876
     Pricing fees                                                                  2,521          2,248         2,744        2,464
     Taxes (other than taxes on income)                                              697            820           780          431
     Other                                                                         7,017          4,728         9,759        4,784
                                                                              __________     __________   ___________   __________

                                                                               1,625,359      1,139,558     2,788,996    1,023,885
     Less expenses absorbed or waived                                           (230,848)       (89,824)      (29,777)    (107,264)
     Less expense paid indirectly                                                   (138)          (204)         (657)        (239)
                                                                              __________     __________   ___________   __________

     Total operating expenses                                                  1,394,373      1,049,530     2,758,562      916,382
                                                                              __________     __________   ___________   __________

Net Investment Income                                                          6,300,495      3,593,780    12,314,501    3,239,586
                                                                              __________     __________   ___________   __________

Net Realized and Unrealized Gain (Loss) on Investments:

     Net realized gain (loss) on investments                                      43,501         54,668       450,227     (101,210)
     Net change in unrealized appreciation/depreciation of investments        (2,942,259)      (645,995)   (4,436,948)  (1,375,994)
                                                                              __________     __________   ___________   __________

Net Realized and Unrealized Loss on Investments                               (2,898,758)      (591,327)   (3,986,721)  (1,477,204)
                                                                              __________     __________   ___________   __________

Net Increase in Net Assets Resulting from Operations                          $3,401,737     $3,002,453    $8,327,780   $1,762,382
                                                                              __________     __________   ___________   __________

See accompanying notes

Statements of changes in net assets


                                                                                   Delaware Tax-Free           Delaware Tax-Free
                                                                                 Arizona Insured Fund           California Fund

                                                                                       Year Ended                 Year Ended
                                                                                 8/31/06       8/31/05       8/31/06      8/31/05
Increase (Decrease) in Net Assets from Operations:

     Net investment income                                                    $  6,300,495  $  5,859,541  $  3,593,780  $ 2,275,968
     Net realized gain on investments                                               43,501       264,284        54,668       43,276
     Net change in unrealized appreciation/depreciation of investments          (2,942,259)    2,239,992      (645,995)   2,245,832
                                                                              ____________  ____________  ____________  ___________

     Net increase in net assets resulting from operations                        3,401,737     8,363,817     3,002,453    4,565,076
                                                                              ____________  ____________  ____________  ___________

Dividends and Distributions to Shareholders from:

     Net investment income:
          Class A                                                               (5,426,852)   (5,096,515)   (2,700,721)  (1,517,382)
          Class B                                                                 (591,776)     (510,403)     (520,644)    (520,743)
          Class C                                                                 (281,867)     (252,623)     (372,415)    (237,843)

     Net realized gain on investments:
          Class A                                                                        -      (248,176)            -            -
          Class B                                                                        -       (27,488)            -            -
          Class C                                                                        -       (13,869)            -            -
                                                                              ____________  ____________  ____________  ___________

                                                                                (6,300,495)   (6,149,074)   (3,593,780)  (2,275,968)
                                                                              ____________  ____________  ____________  ___________

Capital Share Transactions:

     Proceeds from shares sold:
          Class A                                                               10,957,142     6,855,917    24,239,523   18,776,298
          Class B                                                                  142,404       441,653       930,739    1,177,507
          Class C                                                                1,220,741     1,248,630     4,270,651    3,524,288

     Net assets from reorganization*:
          Class A                                                                        -    18,971,166             -   23,988,851
          Class B                                                                        -     6,819,275             -    6,171,643
          Class C                                                                        -     3,097,336             -    1,332,252

     Net asset value of shares issued upon reinvestment of dividends and distributions:
          Class A                                                                2,827,580     2,678,398     1,330,584      631,234
          Class B                                                                  284,984       263,680       319,486      235,428
          Class C                                                                  181,106       181,297       245,798      134,429
                                                                              ____________  ____________  ____________  ___________

                                                                                15,613,957    40,557,352    31,336,781   55,971,930
                                                                              ____________  ____________  ____________  ___________

     Cost of shares repurchased:
          Class A                                                              (14,796,665)  (17,883,135)   (9,948,784)  (8,907,524)
          Class B                                                               (2,670,968)   (2,146,762)   (4,420,476)  (4,436,217)
          Class C                                                               (1,720,211)   (2,713,378)   (1,449,969)  (1,084,487)
                                                                              ____________  ____________  ____________  ___________

                                                                               (19,187,844)  (22,743,275)  (15,819,229) (14,428,228)
                                                                              ____________  ____________  ____________  ___________

Increase (decrease) in net assets derived from capital share transactions       (3,573,887)   17,814,077    15,517,552   41,543,702
                                                                              ____________  ____________  ____________  ___________

Net Increase (Decrease) in Net Assets                                           (6,472,645)   20,028,820    14,926,225   43,832,810

Net Assets:

     Beginning of year                                                         162,470,492   142,441,672    88,754,404   44,921,594
                                                                              ____________  ____________  ____________  ___________

     End of year (1)                                                          $155,997,847  $162,470,492  $103,680,629  $88,754,404
                                                                              ____________  ____________  ____________  ___________

(1) Including undistributed (distributions in excess of) net                  $          -  $    (20,294) $      1,300  $     1,300
    investment income                                                         ____________  ____________  ____________  ___________

*See Note 6 in "Notes to Financial Statements."

See accompanying notes

                                                                                   Delaware Tax-Free           Delaware Tax-Free
                                                                                     Colorado Fund                Idaho Fund

                                                                                       Year Ended                 Year Ended
                                                                                 8/31/06      8/31/05        8/31/06      8/31/05

Increase (Decrease) in Net Assets from Operations:

     Net investment income                                                    $ 12,314,501  $ 12,978,314   $ 3,239,586  $ 3,114,747
     Net realized gain (loss) on investments                                       450,227    (2,712,031)     (101,210)     416,497
     Net change in unrealized appreciation/depreciation of investments          (4,436,948)    5,986,463    (1,375,994)     566,203
                                                                              ____________  ____________  ____________  ___________

     Net increase in net assets resulting from operations                        8,327,780    16,252,746     1,762,382    4,097,447
                                                                              ____________  ____________  ____________  ___________

Dividends and Distributions to Shareholders from:

     Net investment income:
          Class A                                                              (11,609,299)  (12,211,017)   (2,474,619)  (2,268,543)
          Class B                                                                 (336,062)     (421,258)     (299,166)    (369,910)
          Class C                                                                 (361,239)     (338,621)     (463,351)    (476,579)
                                                                              ____________  ____________  ____________  ___________

                                                                               (12,306,600)  (12,970,896)   (3,237,136)  (3,115,032)
                                                                              ____________  ____________  ____________  ___________

Capital Share Transactions:

     Proceeds from shares sold:
          Class A                                                               13,799,363    15,027,725    10,429,777    9,100,675
          Class B                                                                   33,782       899,393       124,022      378,499
          Class C                                                                2,039,444     1,382,314     1,701,162    3,196,560

     Net asset value of shares issued upon reinvestment of dividends and distributions:
          Class A                                                                7,376,964     7,395,797     1,606,348    1,470,126
          Class B                                                                  204,522       262,793       185,231      211,390
          Class C                                                                  246,055       234,982       289,646      286,213
                                                                              ____________  ____________  ____________  ___________

                                                                                23,700,130    25,203,004    14,336,186   14,643,463
                                                                              ____________  ____________  ____________  ___________

     Cost of shares repurchased:
          Class A                                                              (28,843,934)  (31,859,739)   (8,767,129)  (6,264,069)
          Class B                                                               (2,239,852)   (3,327,004)   (3,139,497)  (2,857,710)
          Class C                                                               (1,361,492)   (2,134,310)   (3,967,817)  (3,018,204)
                                                                              ____________  ____________  ____________  ___________

                                                                               (32,445,278)  (37,321,053)  (15,874,443) (12,139,983)
                                                                              ____________  ____________  ____________  ___________

Increase (decrease) in net assets derived from capital share transactions       (8,745,148)  (12,118,049)   (1,538,257)   2,503,480
                                                                              ____________  ____________  ____________  ___________

Net Increase (Decrease) in Net Assets                                          (12,723,968)   (8,836,199)   (3,013,011)   3,485,895

Net Assets:

     Beginning of year                                                         289,688,552   298,524,751    87,143,045   83,657,150
                                                                              ____________  ____________  ____________  ___________

     End of year (1)                                                          $276,964,584  $289,688,552   $84,130,034  $87,143,045
                                                                              ____________  ____________  ____________  ___________

(1) Including distributions in excess of net investment income                $          -  $          -   $   (11,301) $   (11,301)
                                                                              ____________  ____________  ____________  ___________

See accompanying notes

Financial highlights


Delaware Tax-Free Arizona Insured Fund Class A


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                      8/31/06       8/31/05      8/31/04      8/31/03      8/31/02
___________________________________________________________________________________________________________________________________


Net asset value, beginning of period                                  $11.560       $11.410      $11.160      $11.530      $11.500

Income (loss) from investment operations:

Net investment income                                                   0.467         0.468        0.469        0.502        0.510
Net realized and unrealized gain (loss) on investments                 (0.210)        0.174        0.308       (0.253)       0.100
                                                                      _______       _______      _______      _______      _______

Total from investment operations                                        0.257         0.642        0.777        0.249        0.610
                                                                      _______       _______      _______      _______      _______

Less dividends and distributions from:

Net investment income                                                  (0.467)       (0.468)      (0.469)      (0.502)      (0.510)
Net realized gain on investments                                            -        (0.024)      (0.058)      (0.117)      (0.070)
                                                                      _______       _______      _______      _______      _______

Total dividends and distributions                                      (0.467)       (0.492)      (0.527)      (0.619)      (0.580)
                                                                      _______       _______      _______      _______      _______

Net asset value, end of period                                        $11.350       $11.560      $11.410      $11.160      $11.530
                                                                      _______       _______      _______      _______      _______

Total return (1)                                                        2.31%         5.74%        7.09%        2.17%        5.54%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                              $131,468      $134,874     $122,436     $129,683     $141,424
Ratio of expenses to average net assets                                 0.76%         0.80%        0.90%        0.86%        0.90%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           0.91%         0.91%        0.90%        0.91%        0.90%
Ratio of net investment income to average net assets                    4.12%         4.07%        4.14%        4.37%        4.50%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           3.97%         3.96%        4.14%        4.32%        4.50%
Portfolio turnover                                                         8%            3%          19%          29%          46%
___________________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Delaware Tax-Free Arizona Insured Fund Class B


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                      8/31/06       8/31/05      8/31/04      8/31/03      8/31/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $11.570       $11.420      $11.170      $11.540      $11.500

Income (loss) from investment operations:

Net investment income                                                   0.382         0.382        0.384        0.416        0.426
Net realized and unrealized gain (loss) on investments                 (0.210)        0.174        0.308       (0.253)       0.110
                                                                      _______       _______      _______      _______      _______

Total from investment operations                                        0.172         0.556        0.692        0.163        0.536
                                                                      _______       _______      _______      _______      _______

Less dividends and distributions from:

Net investment income                                                  (0.382)       (0.382)      (0.384)      (0.416)      (0.426)
Net realized gain on investments                                            -        (0.024)      (0.058)      (0.117)      (0.070)
                                                                      _______       _______      _______      _______      _______

Total dividends and distributions                                      (0.382)       (0.406)      (0.442)      (0.533)      (0.496)
                                                                      _______       _______      _______      _______      _______

Net asset value, end of period                                        $11.360       $11.570      $11.420      $11.170      $11.540
                                                                      _______       _______      _______      _______      _______

Total return (1)                                                        1.54%         4.95%        6.28%        1.41%        4.83%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                               $16,413       $19,005      $13,355      $14,666      $13,678
Ratio of expenses to average net assets                                 1.51%         1.55%        1.65%        1.61%        1.65%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           1.66%         1.66%        1.65%        1.66%        1.65%
Ratio of net investment income to average net assets                    3.37%         3.32%        3.39%        3.62%        3.75%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           3.22%         3.21%        3.39%        3.57%        3.75%
Portfolio turnover                                                         8%            3%          19%          29%          46%
___________________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

                                                              (continues)     37

Financial highlights


Delaware Tax-Free Arizona Insured Fund Class C


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                      8/31/06       8/31/05      8/31/04      8/31/03      8/31/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $11.580       $11.430      $11.180      $11.550      $11.520

Income (loss) from investment operations:

Net investment income                                                   0.381         0.382        0.384        0.415        0.426
Net realized and unrealized gain (loss) on investments                 (0.200)        0.174        0.308       (0.253)       0.100
                                                                      _______       _______      _______      _______      _______

Total from investment operations                                        0.181         0.556        0.692        0.162        0.526
                                                                      _______       _______      _______      _______      _______

Less dividends and distributions from:

Net investment income                                                  (0.381)       (0.382)      (0.384)      (0.415)      (0.426)
Net realized gain on investments                                            -        (0.024)      (0.058)      (0.117)      (0.070)
                                                                      _______       _______      _______      _______      _______

Total dividends and distributions                                      (0.381)       (0.406)      (0.442)      (0.532)      (0.496)
                                                                      _______       _______      _______      _______      _______

Net asset value, end of period                                        $11.380       $11.580      $11.430      $11.180      $11.550
                                                                      _______       _______      _______      _______      _______

Total return (1)                                                        1.63%         4.94%        6.27%        1.40%        4.73%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                                $8,117        $8,591       $6,651       $8,544       $8,115
Ratio of expenses to average net assets                                 1.51%         1.55%        1.65%        1.61%        1.65%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           1.66%         1.66%        1.65%        1.66%        1.65%
Ratio of net investment income to average net assets                    3.37%         3.32%        3.39%        3.62%        3.75%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           3.22%         3.21%        3.39%        3.57%        3.75%
Portfolio turnover                                                         8%            3%          19%          29%          46%
___________________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Delaware Tax-Free California Fund Class A


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                      8/31/06       8/31/05      8/31/04      8/31/03      8/31/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $11.490       $11.110      $10.750      $11.010      $10.950

Income (loss) from investment operations:

Net investment income                                                   0.450         0.462        0.518        0.537        0.546
Net realized and unrealized gain (loss) on investments                 (0.090)        0.380        0.360       (0.260)       0.060
                                                                      _______       _______      _______      _______      _______

Total from investment operations                                        0.360         0.842        0.878        0.277        0.606
                                                                      _______       _______      _______      _______      _______

Less dividends and distributions from:

Net investment income                                                  (0.450)       (0.462)      (0.518)      (0.537)      (0.546)
                                                                      _______       _______      _______      _______      _______

Total dividends and distributions                                      (0.450)       (0.462)      (0.518)      (0.537)      (0.546)
                                                                      _______       _______      _______      _______      _______

Net asset value, end of period                                        $11.400       $11.490      $11.110      $10.750      $11.010
                                                                      _______       _______      _______      _______      _______

Total return (1)                                                        3.24%         7.72%        8.34%        2.51%        5.77%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                               $75,995       $60,744      $24,797      $22,169      $23,462
Ratio of expenses to average net assets                                 0.88%         0.84%        0.50%        0.50%        0.50%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           0.97%         1.06%        0.96%        0.93%        0.97%
Ratio of net investment income to average net assets                    3.97%         4.03%        4.72%        4.84%        5.05%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           3.88%         3.81%        4.26%        4.41%        4.58%
Portfolio turnover                                                        14%           11%          48%          56%          93%
___________________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

                                                              (continues)     39

Financial highlights


Delaware Tax-Free California Fund Class B


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                      8/31/06       8/31/05      8/31/04      8/31/03      8/31/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $11.530       $11.160      $10.790      $11.050      $10.990

Income (loss) from investment operations:

Net investment income                                                   0.365         0.377        0.436        0.453        0.465
Net realized and unrealized gain (loss) on investments                 (0.090)        0.370        0.370       (0.260)       0.060
                                                                      _______       _______      _______      _______      _______

Total from investment operations                                        0.275         0.747        0.806        0.193        0.525
                                                                      _______       _______      _______      _______      _______

Less dividends and distributions from:

Net investment income                                                  (0.365)       (0.377)      (0.436)      (0.453)      (0.465)
                                                                      _______       _______      _______      _______      _______

Total dividends and distributions                                      (0.365)       (0.377)      (0.436)      (0.453)      (0.465)
                                                                      _______       _______      _______      _______      _______

Net asset value, end of period                                        $11.440       $11.530      $11.160      $10.790      $11.050
                                                                      _______       _______      _______      _______      _______

Total return (1)                                                        2.46%         6.80%        7.60%        1.73%        4.95%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                               $14,918       $18,254      $14,530      $16,165      $15,105
Ratio of expenses to average net assets                                 1.63%         1.59%        1.25%        1.25%        1.25%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           1.72%         1.81%        1.71%        1.68%        1.72%
Ratio of net investment income to average net assets                    3.22%         3.28%        3.97%        4.09%        4.30%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           3.13%         3.06%        3.51%        3.66%        3.83%
Portfolio turnover                                                        14%           11%          48%          56%          93%
___________________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Delaware Tax-Free California Fund Class C


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                      8/31/06       8/31/05      8/31/04      8/31/03      8/31/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $11.500       $11.130      $10.760      $11.020      $10.970

Income (loss) from investment operations:

Net investment income                                                   0.365         0.377        0.436        0.454        0.465
Net realized and unrealized gain (loss) on investments                 (0.080)        0.370        0.370       (0.260)       0.050
                                                                      _______       _______      _______      _______      _______

Total from investment operations                                        0.285         0.747        0.806        0.194        0.515
                                                                      _______       _______      _______      _______      _______

Less dividends and distributions from:

Net investment income                                                  (0.365)       (0.377)      (0.436)      (0.454)      (0.465)
                                                                      _______       _______      _______      _______      _______

Total dividends and distributions                                      (0.365)       (0.377)      (0.436)      (0.454)      (0.465)
                                                                      _______       _______      _______      _______      _______

Net asset value, end of period                                        $11.420       $11.500      $11.130      $10.760      $11.020
                                                                      _______       _______      _______      _______      _______

Total return (1)                                                        2.56%         6.81%        7.62%        1.74%        4.86%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                               $12,768        $9,756       $5,595       $7,013       $7,357
Ratio of expenses to average net assets                                 1.63%         1.59%        1.25%        1.25%        1.25%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           1.72%         1.81%        1.71%        1.68%        1.72%
Ratio of net investment income to average net assets                    3.22%         3.28%        3.97%        4.09%        4.30%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           3.13%         3.06%        3.51%        3.66%        3.83%
Portfolio turnover                                                        14%           11%          48%          56%          93%
___________________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

                                                              (continues)     41

Financial highlights


Delaware Tax-Free Colorado Fund Class A


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                      8/31/06       8/31/05      8/31/04      8/31/03      8/31/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $11.200       $11.070      $10.830      $11.080      $11.120

Income (loss) from investment operations:

Net investment income                                                   0.488         0.495        0.510        0.527        0.532
Net realized and unrealized gain (loss) on investments                 (0.160)        0.130        0.240       (0.250)      (0.040)
                                                                      _______       _______      _______      _______      _______

Total from investment operations                                        0.328         0.625        0.750        0.277        0.492
                                                                      _______       _______      _______      _______      _______

Less dividends and distributions from:

Net investment income                                                  (0.488)       (0.495)      (0.510)      (0.527)      (0.532)
                                                                      _______       _______      _______      _______      _______

Total dividends and distributions                                      (0.488)       (0.495)      (0.510)      (0.527)      (0.532)
                                                                      _______       _______      _______      _______      _______

Net asset value, end of period                                        $11.040       $11.200      $11.070      $10.830      $11.080
                                                                      _______       _______      _______      _______      _______

Total return (1)
                                                                        3.03%         5.78%        7.04%        2.52%        4.60%
Ratios and supplemental data:

Net assets, end of period (000 omitted)                              $258,773      $270,149     $276,534     $299,528     $314,695
Ratio of expenses to average net assets                                 0.93%         0.94%        0.95%        0.99%        0.95%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           0.94%         0.94%        0.95%        0.99%        0.95%
Ratio of net investment income to average net assets                    4.43%         4.46%        4.63%        4.76%        4.86%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           4.42%         4.46%        4.63%        4.76%        4.86%
Portfolio turnover                                                         8%            8%          13%          30%          36%
___________________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Delaware Tax-Free Colorado Fund Class B


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                      8/31/06       8/31/05      8/31/04      8/31/03      8/31/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $11.200       $11.080      $10.830      $11.090      $11.120

Income (loss) from investment operations:

Net investment income                                                   0.405         0.412        0.427        0.444        0.450
Net realized and unrealized gain (loss) on investments                 (0.150)        0.120        0.250       (0.260)      (0.030)
                                                                      _______       _______      _______      _______      _______

Total from investment operations                                        0.255         0.532        0.677        0.184        0.420
                                                                      _______       _______      _______      _______      _______

Less dividends and distributions from:

Net investment income                                                  (0.405)       (0.412)      (0.427)      (0.444)      (0.450)
                                                                      _______       _______      _______      _______      _______

Total dividends and distributions                                      (0.405)       (0.412)      (0.427)      (0.444)      (0.450)
                                                                      _______       _______      _______      _______      _______

Net asset value, end of period                                        $11.050       $11.200      $11.080      $10.830      $11.090
                                                                      _______       _______      _______      _______      _______

Total return (1)                                                        2.35%         4.89%        6.34%        1.66%        3.92%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                                $8,221       $10,370      $12,411      $13,108      $14,843
Ratio of expenses to average net assets                                 1.68%         1.69%        1.70%        1.74%        1.70%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           1.69%         1.69%        1.70%        1.74%        1.70%
Ratio of net investment income to average net assets                    3.68%         3.71%        3.88%        4.01%        4.11%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           3.67%         3.71%        3.88%        4.01%        4.11%
Portfolio turnover                                                         8%            8%          13%          30%          36%
___________________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

                                                              (continues)     43

Financial highlights


Delaware Tax-Free Colorado Fund Class C


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                      8/31/06       8/31/05      8/31/04      8/31/03      8/31/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $11.220       $11.090      $10.850      $11.100      $11.130

Income (loss) from investment operations:

Net investment income                                                   0.405         0.413        0.427        0.444        0.450
Net realized and unrealized gain (loss) on investments                 (0.150)        0.130        0.240       (0.250)      (0.030)
                                                                      _______       _______      _______      _______      _______

Total from investment operations                                        0.255         0.543        0.667        0.194        0.420
                                                                      _______       _______      _______      _______      _______

Less dividends and distributions from:

Net investment income                                                  (0.405)       (0.413)      (0.427)      (0.444)      (0.450)
                                                                      _______       _______      _______      _______      _______

Total dividends and distributions                                      (0.405)       (0.413)      (0.427)      (0.444)      (0.450)
                                                                      _______       _______      _______      _______      _______

Net asset value, end of period                                        $11.070       $11.220      $11.090      $10.850      $11.100
                                                                      _______       _______      _______      _______      _______

Total return (1)                                                        2.34%         4.99%        6.23%        1.74%        3.91%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                                $9,971        $9,170       $9,579       $8,606       $8,074
Ratio of expenses to average net assets                                 1.68%         1.69%        1.70%        1.74%        1.70%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           1.69%         1.69%        1.70%        1.74%        1.70%
Ratio of net investment income to average net assets                    3.68%         3.71%        3.88%        4.01%        4.11%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           3.67%         3.71%        3.88%        4.01%        4.11%
Portfolio turnover                                                         8%            8%          13%          30%          36%
___________________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Delaware Tax-Free Idaho Fund Class A


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                      8/31/06       8/31/05      8/31/04      8/31/03      8/31/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $11.630       $11.490      $11.140      $11.320      $11.260

Income (loss) from investment operations:

Net investment income                                                   0.449         0.452        0.478        0.497        0.522
Net realized and unrealized gain (loss) on investments                 (0.180)        0.140        0.353       (0.181)       0.059
                                                                      _______       _______      _______      _______      _______

Total from investment operations                                        0.269         0.592        0.831        0.316        0.581
                                                                      _______       _______      _______      _______      _______

Less dividends and distributions from:

Net investment income                                                  (0.449)       (0.452)      (0.481)      (0.496)      (0.521)
                                                                      _______       _______      _______      _______      _______

Total dividends and distributions                                      (0.449)       (0.452)      (0.481)      (0.496)      (0.521)
                                                                      _______       _______      _______      _______      _______

Net asset value, end of period                                        $11.450       $11.630      $11.490      $11.140      $11.320
                                                                      _______       _______      _______      _______      _______

Total return (1)                                                        2.40%         5.25%        7.58%        2.81%        5.36%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                               $62,808       $60,554      $55,572      $51,682      $45,108
Ratio of expenses to average net assets                                 0.85%         0.87%        0.97%        0.93%        1.00%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           0.98%         0.98%        0.97%        1.00%        1.03%
Ratio of net investment income to average net assets                    3.95%         3.92%        4.21%        4.36%        4.69%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           3.82%         3.81%        4.21%        4.29%        4.66%
Portfolio turnover                                                        15%           27%          13%          18%          11%
___________________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

                                                              (continues)     45

Financial highlights


Delaware Tax-Free Idaho Fund Class B


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                      8/31/06       8/31/05      8/31/04      8/31/03      8/31/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $11.610       $11.480      $11.130      $11.310      $11.250

Income (loss) from investment operations:

Net investment income                                                   0.364         0.366        0.393        0.412        0.439
Net realized and unrealized gain (loss) on investments                 (0.180)        0.130        0.353       (0.181)       0.059
                                                                      _______       _______      _______      _______      _______

Total from investment operations                                        0.184         0.496        0.746        0.231        0.498
                                                                      _______       _______      _______      _______      _______

Less dividends and distributions from:

Net investment income                                                  (0.364)       (0.366)      (0.396)      (0.411)      (0.438)
                                                                      _______       _______      _______      _______      _______

Total dividends and distributions                                      (0.364)       (0.366)      (0.396)      (0.411)      (0.438)
                                                                      _______       _______      _______      _______      _______

Net asset value, end of period                                        $11.430       $11.610      $11.480      $11.130      $11.310
                                                                      _______       _______      _______      _______      _______

Total return (1)
                                                                        1.64%         4.39%        6.79%        2.05%        4.58%
Ratios and supplemental data:

Net assets, end of period (000 omitted)                                $7,892       $10,911      $13,044      $16,801      $14,809
Ratio of expenses to average net assets                                 1.60%         1.62%        1.72%        1.68%        1.75%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           1.73%         1.73%        1.72%        1.75%        1.78%
Ratio of net investment income to average net assets                    3.20%         3.17%        3.46%        3.61%        3.94%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           3.07%         3.06%        3.46%        3.54%        3.91%
Portfolio turnover                                                        15%           27%          13%          18%          11%
___________________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Delaware Tax-Free Idaho Fund Class C


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                      8/31/06       8/31/05      8/31/04      8/31/03      8/31/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $11.630       $11.490      $11.130      $11.310      $11.250

Income (loss) from investment operations:

Net investment income                                                   0.364         0.366        0.393        0.413        0.439
Net realized and unrealized gain (loss) on investments                 (0.190)        0.140        0.362       (0.181)       0.059
                                                                      _______       _______      _______      _______      _______

Total from investment operations                                        0.174         0.506        0.755        0.232        0.498
                                                                      _______       _______      _______      _______      _______

Less dividends and distributions from:

Net investment income                                                  (0.364)       (0.366)      (0.395)      (0.412)      (0.438)
                                                                      _______       _______      _______      _______      _______

Total dividends and distributions                                      (0.364)       (0.366)      (0.395)      (0.412)      (0.438)
                                                                      _______       _______      _______      _______      _______

Net asset value, end of period                                        $11.440       $11.630      $11.490      $11.130      $11.310
                                                                      _______       _______      _______      _______      _______

Total return (1)                                                        1.56%         4.47%        6.87%        2.05%        4.57%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                               $13,430       $15,678      $15,041      $16,296       $9,829
Ratio of expenses to average net assets                                 1.60%         1.62%        1.72%        1.68%        1.75%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           1.73%         1.73%        1.72%        1.75%        1.78%
Ratio of net investment income to average net assets                    3.20%         3.17%        3.46%        3.61%        3.94%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           3.07%         3.06%        3.46%        3.54%        3.91%
Portfolio turnover                                                        15%           27%          13%          18%          11%
___________________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Notes to financial statements


Delaware Western States Funds

August 31, 2006


Voyageur Mutual Funds is organized as a Delaware statutory trust and offers five series: Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund and Delaware Tax-Free New York Fund. Voyageur Insured Funds is organized as a Delaware statutory trust and offers two series: Delaware Tax-Free Arizona Insured Fund and Delaware Tax-Free Minnesota Insured Fund. Voyageur Mutual Funds II is organized as a Delaware statutory trust and offers one series: Delaware Tax-Free Colorado Fund. Voyageur Mutual Funds, Voyageur Insured Funds and Voyageur Mutual Funds II are individually referred to as a "Trust" and collectively as the "Trusts". These financial statements and related notes pertain to Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund and Delaware Tax-Free Idaho Fund (each a "Fund" and, collectively, the "Funds"). The above Trusts are open-end investment companies. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended, and offer Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge of up to 1% if redeemed during the first two years, provided that a financial advisor was paid a commission on the purchase of those shares. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months.

The investment objective of Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund and Delaware Tax-Free Idaho Fund is to seek as high a level of current income exempt from federal income tax and personal income tax in their respective states, as is consistent with preservation of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Open-end investment companies are valued at their published net asset value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes - Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Although the Funds' tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Funds' financial statements.

Class Accounting - Investment income and common expenses are allocated to the classes of each Fund on the basis of "settled shares" of each class in relation to the net assets of each Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Delaware Investments(R) Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

The Funds receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under the above arrangement is included in custodian fees on the Statements of Operations with the corresponding expense offset shown as "expense paid indirectly."

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund's average daily net assets as follows:

                                                           Delaware Tax-Free   Delaware Tax-Free Delaware Tax-Free Delaware Tax-Free
                                                          Arizona Insured Fund  California Fund    Colorado Fund      Idaho Fund
                                                          ____________________ _________________ _________________ _________________

On the first $500 million                                        0.500%              0.550%           0.550%            0.550%
On the next $500 million                                         0.475%              0.500%           0.500%            0.500%
On the next $1.5 billion                                         0.450%              0.450%           0.450%            0.450%
In excess of $2.5 billion                                        0.425%              0.425%           0.425%            0.425%

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed specified percentages of average daily net assets as shown below:

                                                           Delaware Tax-Free   Delaware Tax-Free Delaware Tax-Free Delaware Tax-Free
                                                          Arizona Insured Fund  California Fund    Colorado Fund      Idaho Fund
                                                          ____________________ _________________ _________________ _________________

Operating expense limitation as a percentage of average
     daily net assets (per annum)                                0.53%                0.63%            0.68%             0.60%
Expiration Date                                                12/29/05             12/29/05         12/29/05          12/29/05
Effective December 30, 2005, operating expense
     limitation as a percentage of average
     daily net assets (per annum)                                0.50%                0.63%            0.68%             0.60%
Expiration Date                                                12/31/06             12/31/06         12/31/06          12/31/06


Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. Each Fund pays DSC a monthly fee computed at the annual rate of 0.04% of such Fund's average daily net assets for accounting and administration services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, each Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares.

At August 31, 2006, each Fund had liabilities payable to affiliates as follows:

                                                           Delaware Tax-Free   Delaware Tax-Free Delaware Tax-Free Delaware Tax-Free
                                                          Arizona Insured Fund  California Fund    Colorado Fund      Idaho Fund
                                                          ____________________ _________________ _________________ _________________

Investment management fees payable to DMC                      $43,674              $38,533           $122,041          $25,653
Dividend disbursing, transfer agent, accounting and
     administration fees and other expenses payable to DSC      11,588                7,071             21,556            6,920
Distribution fees payable to DDLP                               48,666               38,929             70,257           31,444
Other expenses payable to DMC and affiliates*                    5,223                3,515             10,345            3,644

*DMC, as part of its administrative services, pays operating expenses on behalf of each Fund and is reimbursed on a periodic basis.
 Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees' fees.

As provided in the investment management agreement, each Fund bears the cost of certain legal services, including internal legal services provided to the Fund by DMC employees. For the year ended August 31, 2006, each Fund was charged internal legal services provided by DMC as follows:

                                             Delaware Tax-Free     Delaware Tax-Free   Delaware Tax-Free  Delaware Tax-Free
                                            Arizona Insured Fund    California Fund      Colorado Fund       Idaho Fund
                                            ____________________   _________________   _________________  _________________

                                                   $9,071               $5,443             $16,165             $5,000


For the year ended August 31, 2006, DDLP earned commissions on sales of Class A shares for each Fund as follows:

                                             Delaware Tax-Free     Delaware Tax-Free   Delaware Tax-Free  Delaware Tax-Free
                                            Arizona Insured Fund    California Fund      Colorado Fund       Idaho Fund
                                            ____________________   _________________   _________________  _________________

                                                  $23,782               $23,707             $29,163            $17,690


                                                              (continues)     49

Notes to financial statements


Delaware Western States Funds


2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

For the year ended August 31, 2006, DDLP received gross contingent deferred sales charge commissions on redemption of each Fund's Class A, Class B and Class C shares, respectively. These commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares. The amounts received were as follows:

                                                 Delaware Tax-Free    Delaware Tax-Free     Delaware Tax-Free    Delaware Tax-Free
                                               Arizona Insured Fund    California Fund        Colorado Fund         Idaho Fund
                                               ____________________   __________________    _________________    _________________

Class A                                             $   254               $   115                $    -              $10,600
Class B                                              13,849                15,636                 5,460               15,695
Class C                                                 495                   985                 1,241                1,827

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trusts. These officers and trustees are paid no compensation by the Funds.

3. Investments

For the year ended August 31, 2006, the Funds made purchases and sales of investment securities other than short-term investments as follows:

                                                 Delaware Tax-Free    Delaware Tax-Free     Delaware Tax-Free    Delaware Tax-Free
                                               Arizona Insured Fund    California Fund        Colorado Fund         Idaho Fund
                                               ____________________   __________________    _________________    _________________

Purchases                                           $12,426,111          $28,827,769           $22,014,377          $14,974,633
Sales                                                16,638,732           12,474,363            30,616,811           12,536,198


At August 31, 2006, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                                Delaware Tax-Free     Delaware Tax-Free     Delaware Tax-Free    Delaware Tax-Free
                                               Arizona Insured Fund    California Fund        Colorado Fund         Idaho Fund
                                               ____________________   __________________    _________________    _________________

Cost of investments                                $147,148,873          $96,725,914           $258,012,626         $81,309,597
                                                   ____________          ___________           ____________         ___________

Aggregate unrealized appreciation                  $  7,613,628          $ 4,562,456           $ 15,804,832         $ 2,528,199
Aggregate unrealized depreciation                       (35,568)             (33,302)               (42,320)            (66,594)
                                                   ____________          ___________           ____________         ___________

Net unrealized appreciation                        $  7,578,060          $ 4,529,154           $ 15,762,512         $ 2,461,605
                                                   ____________          ___________           ____________         ___________

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended August 31, 2006 and 2005 was as follows:

                                                Delaware Tax-Free     Delaware Tax-Free     Delaware Tax-Free    Delaware Tax-Free
                                               Arizona Insured Fund    California Fund        Colorado Fund         Idaho Fund
                                               ____________________   __________________    _________________    _________________
Year Ended 8/31/06

Tax-exempt income                                   $6,300,495            $3,593,780           $12,306,600           $3,237,136

Year Ended 8/31/05

Tax-exempt income                                   $5,887,149            $2,275,968           $12,970,896           $3,115,032
Long-term capital gain                                 261,925                     -                     -                    -
                                                    __________            __________           ___________           __________

Total                                               $6,149,074            $2,275,968           $12,970,896           $3,115,032
                                                    __________            __________           ___________           __________

As of August 31, 2006, the components of net assets on a tax basis were as follows:

                                                Delaware Tax-Free     Delaware Tax-Free     Delaware Tax-Free    Delaware Tax-Free
                                               Arizona Insured Fund    California Fund        Colorado Fund          Idaho Fund
                                               ____________________   __________________    _________________    _________________

Shares of beneficial interest                      $151,165,752         $ 99,902,382           $270,088,355         $82,099,813
Undistributed tax-exempt income                               -                1,300                      -                   -
Other temporary differences                                   -                    -                      -             (11,301)
Post-October losses                                           -                    -                      -             (78,222)
Capital loss carryforwards                           (2,745,965)*           (752,207)            (8,886,283)           (341,861)
Unrealized appreciation of investments                7,578,060            4,529,154             15,762,512           2,461,605
                                                   ____________         ____________           ____________         ___________

Net assets                                         $155,997,847         $103,680,629           $276,964,584         $84,130,034
                                                   ____________         ____________           ____________         ___________

*The amount of this loss which can be utilized in subsequent years is subject to an annual limitation in accordance with the
 Internal Revenue Code due to the fund reorganization with Delaware Tax-Free Arizona Fund (see Note 6).

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax treatment of market discount on debt instruments.

Post-October losses represent losses realized on investment transactions from November 1, 2005 through August 31, 2006 that, in accordance with federal income tax regulations, each Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of dividends and market discount on certain debt instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended August 31, 2006, the Funds recorded the following reclassifications:

                                                                     Delaware Tax-Free     Delaware Tax-Free     Delaware Tax-Free
                                                                    Arizona Insured Fund     Colorado Fund          Idaho Fund
                                                                    ____________________   __________________    _________________

Undistributed (distributions in excess of)
     net investment income                                                $ 20,294              $(7,901)             $(2,450)
Accumulated net realized gain (loss)                                             -                7,901                2,450
Paid-in capital                                                            (20,294)                   -                    -


For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at August 31, 2006 will expire as follows:

                                                Delaware Tax-Free     Delaware Tax-Free     Delaware Tax-Free    Delaware Tax-Free
                                               Arizona Insured Fund    California Fund        Colorado Fund         Idaho Fund
                                               ____________________   __________________    _________________    _________________

2008                                               $  985,821              $      -            $        -            $      -
2009                                                        -               746,168             2,054,025             151,477
2010                                                        -                     -                     -             166,949
2011                                                   78,759                 6,039                     -                   -
2012                                                1,681,385                     -             4,571,043                   -
2013                                                        -                     -                57,695                   -
2014                                                        -                     -             2,203,520              23,435
                                                   __________              ________            __________            ________

Total                                              $2,745,965              $752,207            $8,886,283            $341,861
                                                   __________              ________            __________            ________

For the year ended August 31, 2006, the Funds utilized capital loss carryforwards as follows:

                                        Delaware Tax-Free     Delaware Tax-Free
                                       Arizona Insured Fund    California Fund
                                       ____________________   _________________

Capital loss carryforward utilized           $43,501               $54,668

                                                              (continues)     51

Notes to financial statements


Delaware Western States Funds


5. Capital Shares

Transactions in capital shares were as follows:

                                                                                   Delaware Tax-Free           Delaware Tax-Free
                                                                                 Arizona Insured Fund           California Fund
                                                                                ________________________    _______________________

                                                                                       Year Ended                 Year Ended
                                                                                 8/31/06      8/31/05        8/31/06      8/31/05

Shares sold:
     Class A                                                                       971,193       596,855     2,142,834    1,654,876
     Class B                                                                        12,623        38,240        81,632      103,646
     Class C                                                                       107,731       108,394       376,829      310,646

Shares issued in connection with reorganization*:
     Class A                                                                             -     1,668,528             -    2,134,239
     Class B                                                                             -       599,233             -      547,132
     Class C                                                                             -       271,696             -      118,422

Shares issued upon reinvestment of dividends and distributions:
     Class A                                                                       249,650       233,045       117,718       55,362
     Class B                                                                        25,147        23,191        28,142       20,826
     Class C                                                                        15,949        15,658        21,715       11,984
                                                                                __________    __________    __________   __________

                                                                                 1,382,293     3,554,840     2,768,870    4,957,133
                                                                                __________    __________    __________   __________

Shares repurchased:
     Class A                                                                    (1,309,086)   (1,559,821)     (881,647)    (789,011)
     Class B                                                                      (236,154)     (187,131)     (389,023)    (391,206)
     Class C                                                                      (151,943)     (235,801)     (128,171)     (95,803)
                                                                                __________    __________    __________   __________

                                                                                (1,697,183)   (1,982,753)   (1,398,841)  (1,276,020)
                                                                                __________    __________    __________   __________

Net increase (decrease)                                                           (314,890)    1,572,087     1,370,029    3,681,113
                                                                                __________    __________    __________   __________


                                                                                   Delaware Tax-Free           Delaware Tax-Free
                                                                                     Colorado Fund                Idaho Fund
                                                                                ________________________    _______________________

                                                                                       Year Ended                 Year Ended
                                                                                 8/31/06       8/31/05      8/31/06       8/31/05
Shares sold:
     Class A                                                                     1,253,924     1,352,576       909,746      787,185
     Class B                                                                         3,073        80,929        10,946       32,777
     Class C                                                                       184,841       124,689       148,802      276,422

Shares issued upon reinvestment of dividends and distributions:
     Class A                                                                       669,689       665,732       140,782      127,188
     Class B                                                                        18,549        23,640        16,261       18,318
     Class C                                                                        22,293        21,109        25,408       24,780
                                                                                __________    __________    __________   __________

                                                                                 2,152,369     2,268,675     1,251,945    1,266,670
                                                                                __________    __________    __________   __________

Shares repurchased:
     Class A                                                                    (2,621,749)   (2,870,841)     (770,258)    (542,673)
     Class B                                                                      (203,332)     (299,511)     (276,018)    (247,933)
     Class C                                                                      (123,594)     (192,223)     (348,933)    (261,721)
                                                                                __________    __________    __________   __________

                                                                                (2,948,675)   (3,362,575)   (1,395,209)  (1,052,327)
                                                                                __________    __________    __________   __________

Net increase (decrease)                                                           (796,306)   (1,093,900)     (143,264)     214,343
                                                                                __________    __________    __________   __________
*See note 6

For the years ended August 31, 2006 and 2005, the following shares and values were converted from Class B to Class A shares. The respective amounts are included in Class B redemptions and Class A subscriptions in the tables on the previous page and the Statements of Changes in Net Assets.

                                                              Year Ended                           Year Ended
                                                               8/31/06                               8/31/05
                                                    ________________________________     ________________________________

                                                    Class B     Class A                  Class B     Class A
                                                    Shares      Shares       Value       Shares      Shares       Value
                                                    _______     _______    _________     _______     _______    _________

Delaware Tax-Free Arizona Insured Fund               71,582      71,646   $  812,252      40,161      40,197   $  460,050
Delaware Tax-Free California Fund                   166,547     167,211    1,896,023      99,446      99,804    1,132,607
Delaware Tax-Free Colorado Fund                     101,489     101,560    1,116,940     179,542     179,584    1,993,160
Delaware Tax-Free Idaho Fund                         62,906      62,842      719,818      43,515      43,479      501,442


6. Fund Reorganization

Effective April 11, 2005, Delaware Tax-Free Arizona Insured Fund and Delaware Tax-Free California Fund acquired all of the assets and assumed all of the liabilities of Delaware Tax-Free Arizona Fund and Delaware Tax-Free California Insured Fund, respectively, each an open-end investment company, pursuant to Plans and Agreements of Reorganization (the "Reorganizations"). The shareholders of Delaware Tax-Free Arizona Fund and Delaware Tax-Free California Insured Fund received shares of the respective class of Delaware Tax-Free Arizona Insured Fund and Delaware Tax-Free California Fund, respectively, equal to the aggregate net asset value of their shares prior to the Reorganizations based on the net asset value per share of the respective classes of Delaware Tax-Free Arizona Insured Fund and Delaware Tax-Free California Fund.

The Reorganizations were treated as non-taxable events and, accordingly, each of Delaware Tax-Free Arizona Insured Fund's and Delaware Tax-Free California Fund's basis in the securities acquired reflected the historical cost basis as of the date of transfer. The net assets, net unrealized appreciation and accumulated net realized gain (loss) of Delaware Tax-Free Arizona Fund and Delaware Tax-Free California Insured Fund as of the close of business on April 8, 2005, were as follows:

                                                                      Net Unrealized     Accumulated Net
                                                       Net Assets      Appreciation     Realized Gain/Loss
                                                      ___________     ______________    __________________

Delaware Tax-Free Arizona Fund                        $28,887,777       $1,078,069        $(3,053,750)*
Delaware Tax-Free California Insured Fund              31,492,746        1,782,779                  -

*Includes prior year capital loss carryforwards

The net assets of Delaware Tax-Free Arizona Insured Fund and Delaware Tax-Free California Fund prior to the Reorganizations were $134,516,468 and $46,891,287, respectively. The combined net assets of Delaware Tax-Free Arizona Insured Fund and Delaware Tax-Free California Fund after the Reorganization were $163,404,245 and $78,384,033, respectively.

7. Line of Credit

Each Fund, along with certain other funds in the Delaware Investments(R) Family of Funds (the "Participants"), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of August 31, 2006, or at any time during the year then ended.

8. Credit and Market Risk

The Funds concentrate their investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

The Funds may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days or less from the issuance of the refunding issue is known as a "current refunding". "Advance refunded bonds" are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then

                                                                (continues)   53

Notes to financial statements


Delaware Western States Funds


8. Credit and Market Risk (continued)

deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates. Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become "defeased" when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody's Investor's Service, Inc., Standard & Poor's Ratings Group, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

Each Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, each Fund's Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund's limitation on investments in illiquid assets. At August 31, 2006, there were no Rule 144A securities and no securities have been determined to be illiquid under each Fund's Liquidity Procedures.

9. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of loss to be remote.

10. Tax Information (Unaudited)

The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended August 31, 2006, each Fund designates distributions paid during the year as follows:

                                                                 (A)
                                                              Long Term                 (B)
                                                            Capital Gains            Tax-Exempt              Total
                                                            Distributions          Distributions         Distributions
                                                             (Tax Basis)            (Tax Basis)           (Tax Basis)
                                                            _____________          _____________         _____________

Delaware Tax-Free Arizona Insured Fund                           0%                     100%                 100%
Delaware Tax-Free California Fund                                0%                     100%                 100%
Delaware Tax-Free Colorado Fund                                  0%                     100%                 100%
Delaware Tax-Free Idaho Fund                                     0%                     100%                 100%

(A) and (B) are based on a percentage of each Fund's total distributions.

Report of independent
registered public accounting firm


To the Shareholders and Board of Trustees
Voyageur Insured Funds - Delaware Tax-Free
Arizona Insured Fund
Voyageur Mutual Funds - Delaware Tax-Free
California Fund and Delaware Tax-Free Idaho Fund
Voyageur Mutual Funds II - Delaware Tax-Free
Colorado Fund

We have audited the accompanying statements of net assets of Delaware Tax-Free Arizona Insured Fund (one of the series constituting Voyageur Insured Funds), Delaware Tax-Free California Fund and Delaware Tax-Free Idaho Fund (two of the series constituting Voyageur Mutual Funds), and Delaware Tax-Free Colorado Fund (the sole series of Voyageur Mutual Funds II) (the "Funds") as of August 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Tax-Free Arizona Insured Fund of Voyageur Insured Funds, the Delaware Tax-Free California Fund and Delaware Tax-Free Idaho Fund of Voyageur Mutual Funds, and the Delaware Tax-Free Colorado Fund of Voyageur Mutual Funds II at August 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
October 11, 2006

Other Fund information


Delaware Western States Funds


Board Consideration of Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, and Delaware Tax-Free Idaho Fund Investment Advisory Agreements

At a meeting held on May 17-18, 2006 (the "Annual Meeting"), the Board of Trustees, including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreements for the Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund and Delaware Tax-Free Idaho Fund (each a "Fund" and collectively the "Funds"). In making its decision, the Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the Annual Meeting. Information furnished and discussed throughout the year included reports detailing Fund performance, investment strategies, expenses, compliance matters and other services provided by Delaware Management Company ("DMC"), the investment advisor. Information furnished specifically in connection with the Annual Meeting included materials provided by DMC and its affiliates ("Delaware Investments") concerning, among other things, the level of services provided to the Funds, the costs of such services to the Funds, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, the Board considered independent historical and comparative reports prepared by Lipper Inc. ("Lipper"), an independent statistical compilation organization. The Board also considered industry comparative information presented by representatives from Lipper. The Lipper reports compared each Fund's investment performance and expenses with those of other comparable mutual funds. The Board also received certain supplemental information regarding management's policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit DMC's ability to fully invest in accordance with Fund policies.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel and representatives from Lipper. At the meeting with representatives from Lipper, Mr. Driscoll, then Chairman of the Delaware Investments(R) Family of Funds, and Chairman and Chief Executive Officer of the investment advisor, was present to respond to questions by Lipper and the independent Trustees. While the Board considered the Investment Advisory Agreements for all of the funds in the Delaware Investments Family of Funds at the same Board meeting, information was provided and considered by the Board for each fund individually. In approving the continuance of the Investment Advisory Agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing advisory fee structure was fair and reasonable and that the continuance of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's deliberations and determination, including those relating to the selection of the investment advisor and the approval of the advisory fee.

Nature, Extent and Quality of Service. Consideration was given to the services provided by Delaware Investments to the Funds and their shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board meetings covering matters such as the relative performance of the Funds, compliance of portfolio managers with the investment policies, strategies and restrictions for the Funds, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments Family of Funds complex, the adherence to fair value pricing procedures as established by the Board and the accuracy of net asset value calculations. The Board noted that it was pleased with the current staffing of the Funds' investment advisor and management's efforts to strengthen and deepen portfolio management teams during the past year, the emphasis on research and the compensation system for advisory personnel. Favorable consideration was given to DMC's efforts to maintain, and in some instances increase, financial and human resources committed to fund matters. Other factors taken into account by the Board were Delaware Investments' preparedness for, and response to, legal and regulatory matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by Delaware Investments' affiliate, Delaware Service Company, Inc. ("DSC"), noting DSC's commitment to maintain a high level of service in keeping with its past receipt of the DALBAR Pyramid Award, and the continuing expenditures by Delaware Investments to improve the delivery of shareholder services. Additionally, the Board noted the extent of benefits provided to Fund shareholders for being part of the Delaware Investments Family of Funds, including the privilege to exchange investments between the same class of shares of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the privilege to combine holdings in other funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board considered the investment performance of DMC and the Funds. The Board was pleased with DMC's investment performance. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular weight was given to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for each Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the "Performance Universe"). A fund with the best performance is ranked first, and a fund with the poorest performance is ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25% - the second quartile; the next 25% - the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Funds was shown for the past one, three, five and 10 year periods ended January 31, 2006. The Board noted its objective that each Fund's performance for the periods considered be at or above the median of its Performance Universe. The following paragraphs summarize the performance results for each Fund and the Board's view of such performance.

Delaware Tax-Free Arizona Insured Fund - The Performance Universe for the Fund consisted of the Fund and all retail and institutional Arizona municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund's total return for the one and three year periods was in the second quartile of such Performance Universe. The report further showed that the Fund's total return for the five and 10 year periods was in the first quartile. The Board was satisfied with such performance.

Other Fund information


Delaware Western States Funds


Board Consideration of Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, and Delaware Tax-Free Idaho Fund Investment Advisory Agreements (continued)

Delaware Tax-Free California Fund - The Performance Universe for the Fund consisted of the Fund and all retail and institutional California municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund's total return for the one, three, five and 10 year periods was in the first quartile of such Performance Universe. The Board was satisfied with such performance.

Delaware Tax-Free Colorado Fund - The Performance Universe for the Fund consisted of the Fund and all retail and institutional Colorado municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund's total return for the one and three year periods was in the first quartile of such Performance Universe. The report further showed that the Fund's total return for the five and 10 year periods was in the second quartile. The Board was satisfied with such performance.

Delaware Tax-Free Idaho Fund - The Performance Universe for the Fund consisted of the Fund and all retail and institutional other states municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund's total return for the one year period was in the second quartile of such Performance Universe. The report further showed that the Fund's total return for the three, five and 10 year periods was in the first quartile. The Board was satisfied with such performance.

Comparative Expenses. The Board considered expense data for the Delaware Investments(R) Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Funds. The Board focused particularly on the comparative analysis of the management fees and total expense ratios of each Fund and the management fees and expense ratios of a group of similar funds as selected by Lipper (the "Expense Group"). In reviewing comparative costs, each Fund's contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into effect any applicable breakpoints and fee waivers. Each Fund's total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and compared total expenses including 12b-1 and non-12b-1 service fees. The Board also considered fees paid to Delaware Investments for non-management services. The Board noted its objective to limit each Fund's total expense ratio to an acceptable range as compared to the median of the Expense Group. The following paragraph summarizes the expense results for each Fund and the Board's view of such expenses.

Delaware Tax-Free Arizona Insured Fund - The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund's management fee, but noted that the Fund's total expenses were not in line with the Board's objective. In evaluating the total expenses, the Board considered waivers in place through December 2006 and recent initiatives implemented by management, such as the outsourcing of certain transfer agency services, creating an opportunity for a reduction in expenses. The Board was satisfied with management's efforts to improve the Fund's total expense ratio and bring it in line with the Board's objective. Delaware Tax-Free Arizona Insured Fund - The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund's management fee, but noted that the Fund's total expenses were not in line with the Board's objective. In evaluating the total expenses, the Board considered waivers in place through December 2006 and recent initiatives implemented by management, such as the outsourcing of certain transfer agency services, creating an opportunity for a reduction in expenses. The Board was satisfied with management's efforts to improve the Fund's total expense ratio and bring it in line with the Board's objective.

Delaware Tax-Free California Fund - The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

Delaware Tax-Free Colorado Fund - The expense comparisons for the Fund showed that its actual management fee and total expenses were ranked fourth of the four funds in its Expense Group. The Board noted that the Fund's total expenses were not in line with the Board's objective. In evaluating the total expenses, the Board considered waivers in place through December 2006 and recent initiatives implemented by management, such as the outsourcing of certain transfer agency services, creating an opportunity for a reduction in expenses. The Board was satisfied with management's efforts to improve the Fund's total expense ratio and bring it in line with the Board's objective.

Delaware Tax-Free Idaho Fund - The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

Management Profitability. The Board considered the level of profits, if any, realized by Delaware Investments in connection with the operation of the Funds. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments' business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments' expenditures to improve services provided to fund shareholders and to

                                                              (continues)     57

Other Fund information


Delaware Western States Funds


Board Consideration of Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, and Delaware Tax-Free Idaho Fund Investment Advisory Agreements (continued)

meet additional regulatory and compliance requirements resulting from recent SEC initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments(R) Family of Funds, the benefits from allocation of fund brokerage to improve trading efficiencies and the use of "soft" commission dollars to pay for proprietary and non-proprietary research. The Board did not find that the level of profits realized by Delaware Investments from the relationships with the Funds and the Delaware Investments Family of Funds required negotiation of reduction of fees.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as each Fund's assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees took into account the standardized advisory fee pricing and structure approved by the Board and shareholders as part of a complex-wide shareholder meeting conducted in 1998/1999. At that time, Delaware Investments introduced breakpoints to account for management economies of scale. The Board noted that the fee under each Fund's management contract fell within the standard structure. Although the Funds have not reached a size at which they can take advantage of breakpoints, the Board recognized that the fees were structured so that when the Funds grow, economies of scale may be shared.

Board of trustees/directors
and officers addendum


Delaware Investments(R) Family of Funds


A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.




                                                                                                   Number of
                                                                                               Portfolios in Fund       Other
     Name,                                                                                      Complex Overseen    Directorships
    Address,             Position(s)           Length of             Principal Occupation(s)       by Trustee          Held by
 and Birth Date       Held with Fund(s)       Time Served              During Past 5 Years         or Officer     Trustee or Officer
____________________________________________________________________________________________________________________________________

Interested Trustees
____________________________________________________________________________________________________________________________________

 Patrick P. Coyne (1)     Chairman,      Chairman and Trustee      Patrick P. Coyne has served in      83                None
2005 Market Street        President,     since August 16, 2006      various executive capacities
 Philadelphia, PA      Chief Executive                                  at different times at
      19103             Officer, and          President and           Delaware Investments.(2)
                           Trustee       Chief Executive Officer
  April 14, 1963                          since August 1, 2006
____________________________________________________________________________________________________________________________________

Independent Trustees
____________________________________________________________________________________________________________________________________

Thomas L. Bennett          Trustee               Since                Private Investor -               83                None
2005 Market Street                             March 2005            (March 2004-Present)
 Philadelphia, PA
      19103                                                          Investment Manager -
                                                                     Morgan Stanley & Co.
 October 4, 1947                                                  (January 1984-March 2004)
____________________________________________________________________________________________________________________________________

   John A. Fry             Trustee               Since                    President -                  83              Director -
2005 Market Street                            January 2001        Franklin & Marshall College                      Community Health
 Philadelphia, PA                                                    (June 2002-Present)                                Systems
      19103
                                                                   Executive Vice President -                          Director -
   May 28, 1960                                                   University of Pennsylvania                         Allied Barton
                                                                    (April 1995-June 2002)                         Security Holdings
____________________________________________________________________________________________________________________________________

 Anthony D. Knerr          Trustee               Since           Founder and Managing Director -       83                None
2005 Market Street                             April 1990          Anthony Knerr & Associates
 Philadelphia, PA                                                    (Strategic Consulting)
      19103                                                              (1990-Present)

 December 7, 1938
____________________________________________________________________________________________________________________________________

Lucinda S. Landreth        Trustee               Since            Chief Investment Officer -           83                None
2005 Market Street                            March 2005                Assurant, Inc.
 Philadelphia, PA                                                        (Insurance)
      19103                                                              (2002-2004)

   June 24, 1947
____________________________________________________________________________________________________________________________________

   Ann R. Leven            Trustee               Since                      Owner -                    83            Director and
2005 Market Street                           September 1989             ARL Associates,                            Audit Committee
 Philadelphia, PA                                                 Strategic Financial Planning                    Chairperson - Andy
      19103                                                             Consulting Firm                           Warhol Foundation
                                                                        (1983-Present)
 November 1, 1940                                                                                                 Director and Audit
                                                                                                                  Committee Member -
                                                                                                                     Systemax, Inc.
____________________________________________________________________________________________________________________________________



                                                              (continues)     59



                                                                                                   Number of
                                                                                               Portfolios in Fund       Other
     Name,                                                                                      Complex Overseen    Directorships
    Address,             Position(s)           Length of             Principal Occupation(s)       by Trustee          Held by
 and Birth Date       Held with Fund(s)       Time Served              During Past 5 Years         or Officer     Trustee or Officer
____________________________________________________________________________________________________________________________________

Independent Trustees (continued)
____________________________________________________________________________________________________________________________________

Thomas F. Madison          Trustee               Since                 President and Chief             83             Director -
2005 Market Street                              May 1999               Executive Officer -                          Banner Health
 Philadelphia, PA                                                      MLM Partners, Inc.
      19103                                                        (Small Business Investing                          Director -
                                                                         and Consulting)                          CenterPoint Energy
February 25, 1936                                                    (January 1993-Present)
                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                 Digital River, Inc.

                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                        Rimage
                                                                                                                     Corporation

                                                                                                                  Director - Valmont
                                                                                                                   Industries, Inc.
____________________________________________________________________________________________________________________________________

 Janet L. Yeomans          Trustee               Since                    Vice President               83                None
2005 Market Street                             April 1999             (January 2003-Present)
 Philadelphia, PA                                                         and Treasurer
      19103                                                           (January 2006-Present)
                                                                          3M Corporation
  July 31, 1948

                                                                       Ms. Yeomans has held
                                                                   various management positions
                                                                   at 3M Corporation since 1983.
____________________________________________________________________________________________________________________________________

J. Richard Zecher          Trustee               Since                        Founder -                83         Director and Audit
2005 Market Street                             March 2005               Investor Analytics                        Committee Member -
 Philadelphia, PA                                                        (Risk Management)                        Investor Analytics
      19103                                                             (May 1999-Present)
                                                                                                                  Director and Audit
  July 3, 1940                                                                Founder -                           Committee Member -
                                                                      Sutton Asset Management                        Oxigene, Inc.
                                                                           (Hedge Fund)
                                                                      (September 1998-Present)
____________________________________________________________________________________________________________________________________

Officers
____________________________________________________________________________________________________________________________________

Michael P. Bishof           Senior           Chief Financial      Michael P. Bishof has served in      83                None (3)
2005 Market Street      Vice President        Officer since        various executive capacities
 Philadelphia, PA            and              February 2005            at different times at
      19103             Chief Financial                                Delaware Investments.
                            Officer
August 18, 1962
____________________________________________________________________________________________________________________________________

 David F. Connor        Vice President,    Vice President since    David F. Connor has served as       83                None (3)
2005 Market Street      Deputy General      September 21, 2000       Vice President and Deputy
 Philadelphia, PA        Counsel, and          and Secretary             General Counsel of
      19103               Secretary               since                 Delaware Investments
                                              October 2005                   since 2000.
 December 2, 1963
____________________________________________________________________________________________________________________________________

David P. O'Connor         Senior Vice     Senior Vice President,  David P. O'Connor has served in      83                None (3)
2005 Market Street        President,       General Counsel, and     various executive and legal
 Philadelphia, PA      General Counsel,    Chief Legal Officer     capacities at different times
      19103                and Chief              since               at Delaware Investments.
                         Legal Officer        October 2005
February 21, 1966
____________________________________________________________________________________________________________________________________

 John J. O'Connor    Senior Vice President      Treasurer          John J. O'Connor has served in      83                None (3)
2005 Market Street       and Treasurer            since             various executive capacities
 Philadelphia, PA                             February 2005             at different times at
      19103                                                            Delaware Investments.

  June 16, 1957
____________________________________________________________________________________________________________________________________

(1) Patrick P. Coyne is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') investment advisor.

(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s')
    investment advisor, principal underwriter, and its transfer agent.

(3) Michael P. Bishof, David F. Connor, David P. O'Connor, and John J. O'Connor serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.
    John J. O'Connor also serves in a similar capacity for Lincoln Variable Insurance Products Trust, which has the same investment advisor as the registrant.


The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

This annual report is for the information of Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, and Delaware Tax-Free Idaho Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, and Delaware Tax-Free Idaho Fund and the Delaware Investments(R) Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Funds. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees


Patrick P. Coyne

Chairman, President, and
Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Thomas L. Bennett

Private Investor
Rosemont, PA

John A. Fry

President
Franklin & Marshall College
Lancaster, PA

Anthony D. Knerr

Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth

Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Ann R. Leven

Owner - ARL Associates,
Strategic Financial Planning
Consulting Firm
Washington, DC

Thomas F. Madison

President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans

Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher

Founder
Investor Analytics
Scottsdale, AZ


Affiliated officers


Michael P. Bishof

Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

David F. Connor

Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

David P. O'Connor

Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

John J. O'Connor

Senior Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

Contact information


Investment manager

Delaware Management Company, a series
of Delaware Management Business Trust
Philadelphia, PA

National distributor

Delaware Distributors, L.P.
Philadelphia, PA

Shareholder servicing, dividend
disbursing, and transfer agent

Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For shareholders

800 523-1918

For securities dealers and financial
institutions representatives only

800 362-7500

Web site

www.delawareinvestments.com



Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; (ii) on each Fund's Web site at http://www.delawareinvestments.com; and (iii) on the Commission's Web site at http://www.sec.gov. Each Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through each Fund's Web site at http://www.delawareinvestments.com; and (ii) on the Commission's Web site at http://www.sec.gov.

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Please call our Shareholder Service Center at 800 523-1918 Monday through Friday from 8:00 a.m. to 7:00 p.m., Eastern Time, for assistance with any questions.




[DELAWARE INVESTMENTS LOGO]










(915)                                                         Printed in the USA
AR-WEST [8/06] CGI 10/06                                    MF-06-09-026 PO11259

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant's Code of Business Ethics has been posted on Delaware Investments' internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant's Board of Trustees/Directors has determined that each member of the registrant's Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an "audit committee financial expert" is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An "audit committee financial expert" shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant's Board of Trustees/Directors has also determined that each member of the registrant's Audit Committee is independent. In order to be "independent" for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an "interested person" of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant's Audit Committee are set forth below:

     Thomas L. Bennett (1)
     Thomas F. Madison
     Janet L. Yeomans (1)
     J. Richard Zecher

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.
         __________

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $57,000 for the fiscal year ended August 31, 2006.




____________________
(1) The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on "other relevant experience." The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers. The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $61,200 for the fiscal year ended August 31, 2005.

     (b) Audit-related fees.
         __________________

     The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2006.

     The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $28,300 for the registrant's fiscal year ended August 31, 2006. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; and issuance of agreed upon procedures reports to the registrant's Board in connection with the pass-through of internal legal cost relating to the operations of the registrant.

     The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2005.

     The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $33,875 for the registrant's fiscal year ended August 31, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; and issuance of agreed upon procedures reports to the registrant's Board in connection with the annual transfer agent and fund accounting service agent contract renewals and the pass-through of internal legal cost relating to the operations of the registrant.

         (c) Tax fees.
             ________

     The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant were $10,400 for the fiscal year ended August 31, 2006. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended August 31, 2006.

     The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant were $11,700 for the fiscal year ended August 31, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended August 31, 2005.

     (d) All other fees.
         ______________

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended August 31, 2006.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended August 31, 2006.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended August 31, 2005.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended August 31, 2005.

     (e) The registrant's Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the "Pre-Approval Policy") with respect to services provided by the registrant's independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.


______________________________________________________________________________________________________________________

Service                                                                                      Range of Fees
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

Audit Services
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

Statutory audits or financial audits for new Funds                                 up to $25,000 per Fund
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

Services associated with SEC registration statements (e.g., Form N-1A, Form
N-14, etc.), periodic reports and other documents filed with the SEC or other
documents issued in connection with securities offerings (e.g., comfort letters    up to $10,000 per Fund
for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or
proposed rules, standards or interpretations by the SEC, FASB, or other            up to $25,000 in the aggregate
regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered "audit-related services" rather than "audit services")
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

Audit-Related Services
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or
proposed rules, standards or interpretations by the SEC, FASB, or other            up to $25,000 in the aggregate
regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered "audit services" rather than "audit-related services")
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

Tax Services
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

U.S. federal, state and local and international tax planning and advice (e.g.,
consulting on statutory, regulatory or administrative developments, evaluation     up to $25,000 in the aggregate
of Funds' tax compliance function, etc.)
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

U.S. federal, state and local tax compliance (e.g., excise distribution reviews,   up to $5,000 per Fund
etc.)
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

Review of federal, state, local and international income, franchise and other      up to $5,000 per Fund
tax returns
______________________________________________________________________________________________________________________


     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant's investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the "Control Affiliates") up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

______________________________________________________________________________________________________________________

Service                                                                                      Range of Fees
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

Non-Audit Services
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

Services associated with periodic reports and other documents filed with the SEC   up to $10,000 in the aggregate
and assistance in responding to SEC comment
letters
______________________________________________________________________________________________________________________

     The Pre-Approval Policy requires the registrant's independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant's independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $264,220 and $216,935 for the registrant's fiscal years ended August 31, 2006 and August 31, 2005, respectively.

     (h) In connection with its selection of the independent auditors, the registrant's Audit Committee has considered the independent auditors' provision of non-audit services to the registrant's investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors' provision of these services is compatible with maintaining the auditors' independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Schedule of Investments

     Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant's fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

        Not applicable.

    (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

    (3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

        Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.


Name of Registrant: Voyageur Mutual Funds


PATRICK P. COYNE
__________________________

By:    Patrick P. Coyne
Title: Chief Executive Officer
Date:  November 6, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

PATRICK P. COYNE
__________________________

By:    Patrick P. Coyne
Title: Chief Executive Officer
Date:  November 6, 2006

RICHARD SALUS
__________________________

By:    Richard Salus
Title: Chief Financial Officer
Date:  November 6, 2006